                      MINNESOTA LIFE INSURANCE COMPANY

          MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      SUPPLEMENT DATED AUGUST 22, 2015
                                   TO THE
     PROSPECTUS FOR ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             (DATED MAY 1, 2015)

The following language replaces the discussion of the Corporate Enhanced Values Agreement found on page 61 of the prospectus.

CORPORATE ENHANCED VALUES AGREEMENT.    If the Policy is purchased by a
corporation as part of a strategy insuring multiple lives, you may also elect to add the Corporate Enhanced Values Agreement (CEVA). The CEVA Agreement waives the Surrender Charge and provides an Enhancement Benefit which is an amount that will be added to the Accumulation Value if the Policy is surrendered.

You should consider adding the Corporate Enhanced Values Agreement to your Policy if you are a corporation that is purchasing the Policy as part of multiple life case and desire to have higher surrender values in the Policy's early years. However, if you elect this Agreement, the accumulation value will be slightly lower than if this Agreement is not elected because of the charge for the Agreement. Under some circumstances, the Policy Accumulation Value without CEVA may exceed the Surrender Value of a Policy with CEVA. This most likely will occur after the tenth Policy year when the Policy Surrender Charge no longer applies and the Enhancement Benefit is smaller.

The Enhancement Benefit is calculated on a daily basis and is equal to the policy's accumulation value less any loans, including any loan interest, multiplied by the Enhancement Percentage.

The Enhancement Percentage is a percentage used to determine the Enhancement Benefit. Currently the initial Enhancement Percentage is 11.5% and decreases over time until it reaches zero. At the time of full policy surrender, the Enhancement Benefit is equal to the policy's accumulation value less any loans, including any loan interest due, multiplied by the Enhancement Percentage in effect at the time of surrender. The Enhancement Percentage is not guaranteed and we reserve the right to change the Enhancement Percentage at any time.

The Enhancement Benefit is subject to an Enhancement Benefit Cap which is the Enhancement Cap Percentage multiplied by the cumulative premium charge for the Policy.

For Policies issued prior to August 22, 2015, the Enhancement Cap Percentages are listed below:

----------------------------------------------------------

  POLICY YEAR    POLICY YEAR ENHANCEMENT CAP PERCENTAGE
----------------------------------------------------------
  1              275%
----------------------------------------------------------
  2              260%
----------------------------------------------------------
  3              250%
----------------------------------------------------------
  4              230%
----------------------------------------------------------
  5              210%
----------------------------------------------------------
  6              190%
----------------------------------------------------------
  7              170%
----------------------------------------------------------
  8              150%
----------------------------------------------------------
  9              120%
----------------------------------------------------------
  10             90%
----------------------------------------------------------
  11             60%
----------------------------------------------------------
  12             30%
----------------------------------------------------------
  13             0%
----------------------------------------------------------

For Policies issued after August 22, 2015, the calculation used for determining the Enhancement Cap Percentage is dependent upon the whether the sum of premiums paid into the Policy is less than or greater than a factor called the Enhancement Target Cap Amount. The Enhancement Target Cap Amount is determined by us and is based upon the death benefit amount chosen and the insured's age, gender and risk class.

If the sum of premiums paid into the Policy is less than or equal to the Enhancement Target Cap Amount, the Enhancement Cap Percentage is equal to the Enhancement Target Cap Factor. The Enhancement Target Cap Factor is not guaranteed and we reserve the right to modify it at any time. The Enhancement Target Cap Factor is dependent upon the Policy year and the current Enhancement Target Cap Factor is shown in the following table:

---------------------------------------------------------

  POLICY YEAR    ENHANCEMENT TARGET CAP FACTOR
---------------------------------------------------------
  1              250%
---------------------------------------------------------
  2              230%
---------------------------------------------------------
  3              220%
---------------------------------------------------------
  4              190%
---------------------------------------------------------
  5              180%
---------------------------------------------------------
  6              180%
---------------------------------------------------------
  7              170%
---------------------------------------------------------
  8              140%
---------------------------------------------------------
  9              120%
---------------------------------------------------------
  10             100%
---------------------------------------------------------
  11             80%
---------------------------------------------------------
  12             50%
---------------------------------------------------------
  13             0%
---------------------------------------------------------

If the sum of premiums paid is greater than the Enhancement Target Cap Amount, the Enhancement Cap Percentage is equal to:
The Enhancement Target Cap Factor as shown in the table above; multiplied by The Enhancement Target Cap Amount; divided by
The sum of premiums paid; plus

The Enhancement Excess Cap Factor; multiplied by
The sum of premiums paid minus the Enhancement Target Cap Amount; divided by The sum of premiums paid.

The Enhancement Excess Cap Factor is not guaranteed and we reserve the right to modify it at any time. The current Enhancement Excess Cap Factor is shown in the following table:

---------------------------------------------------------

  POLICY YEAR    ENHANCEMENT EXCESS CAP FACTOR
---------------------------------------------------------
  1              90%
---------------------------------------------------------
  2              85%
---------------------------------------------------------
  3              80%
---------------------------------------------------------
  4              75%
---------------------------------------------------------
  5              70%
---------------------------------------------------------
  6              70%
---------------------------------------------------------
  7              70%
---------------------------------------------------------
  8              70%
---------------------------------------------------------
  9              70%
---------------------------------------------------------
  10             70%
---------------------------------------------------------
  11             70%
---------------------------------------------------------
  12             50%
---------------------------------------------------------
  13             0%
---------------------------------------------------------

The following examples illustrate the calculation of the Enhancement Benefit Cap where the Policy owner pays premiums that are less than and greater than the Enhancement Target Factor Amount:

EXAMPLE 1: PREMIUMS ARE LESS THAN THE ENHANCEMENT TARGET FACTOR AMOUNT

Policy Year:                              1
Premiums Paid:                            $10,000
Premium Charge:                           $400
Enhancement Target Factor Amount:         $15,000
Enhancement Target Cap Factor:            250%

In this example, the Premiums paid ($10,000) are less than the Enhancement Target Factor Amount ($15,000), so the Enhancement Benefit Cap is equal to the Premium Charge ($400) times the Enhancement Percentage (which equals the Enhancement Target Cap Factor or 250%), or $1,000. If the Enhancement Benefit is less than $1,000, the Enhancement Benefit Cap will not apply and the entire Enhancement Benefit would be available upon surrender of the Policy. If the Enhancement Benefit is greater than $1,000, the Enhancement Benefit Cap will apply and the Enhancement Benefit would be limited to $1,000 upon surrender of the Policy.

EXAMPLE 2: PREMIUMS ARE GREATER THAN THE ENHANCEMENT TARGET FACTOR AMOUNT

Policy Year:                              1
Premiums Paid:                            $20,000
Premium Charge:                           $800
Enhancement Target Factor Amount:         $15,000
Enhancement Target Cap Factor:            250%

In this example, the Premiums paid ($20,000) are greater than the Enhancement Target Factor Amount ($15,000), therefore the above calculation must be used to arrive at the Enhancement Percentage.

The Enhancement Percentage equals Enhancement Target Factor Amount (250%) times the Enhancement Target Cap Amount ($15,000), or $37,500, divided by the sum of premiums ($20,000), or 187.5%, plus,

The Enhancement Excess Cap Factor (90%), times the sum of premiums paid ($20,000) minus the Enhancement Target Cap Amount ($15,000) or $4,500 (90% x (20,000-15000)); divided by the sum of premiums paid ($20,000), or 22.5%.

Thus, the Enhancement Percentage is equal to 187.5% plus 22.5%, or 210%, which when multiplied by sum of premium charges ($800) is $1,680. If the Enhancement Benefit is less than $1,680, the Enhancement Benefit Cap will not apply and the entire Enhancement Benefit would be available upon surrender of the Policy. If the Enhancement Benefit is greater than $1,680, the Enhancement Benefit Cap will apply and the Enhancement Benefit would be limited to $1,680 upon surrender of the Policy.

We assess a monthly charge for the CEVA. The minimum guaranteed monthly charge is 0 percent of the accumulation value less any policy loan and the maximum guaranteed monthly charge is .12 percent of the accumulation value less any policy loan. For the purpose of determining the CEVA charge, policy loan interest that has accrued, but which has not been paid or added to the policy loan amount, will be included as part of the policy loan being subtracted from the accumulation value.

This agreement may only be added at issue without underwriting and may not be terminated once added. If the Policy terminates and is later reinstated, you must also reinstate the Corporate Enhanced Values Agreement. If you add the CEVA agreement to your Policy, you will not be able to add the following agreements to your Policy: Death Benefit Guarantee Agreement, Early Values Agreement, Family Term Children's Agreement, Guaranteed Insurability Option, Inflation Agreement, Interest Accumulation Agreement, Long Term Care Agreement, Waiver of Charges Agreement and Waiver of Premium Agreement. In addition, you may not add the CEVA Agreement if your Policy is a modified endowment contract
(MEC) or if your planned premium exceeds the MEC premium limits.

The Enhancement Benefit is only available if you surrender the Policy. If a policy with the CEVA agreement is surrendered in an exchange to another life insurance policy, the Surrender Charge will not be waived and the Enhancement Benefit will not be credited. The Enhancement Benefit is also not available for partial surrenders.

The following paragraph is added after the first full paragraph in the section entitled "Payments to Broker-Dealers" found on page 71 of the prospectus:

Depending on the particular selling arrangements, other broker dealers may be compensated for distribution activities, including certain "wholesalers", who control access to certain selling offices and for access or referrals to other selling broker dealers. That compensation may be separate from the compensation paid for sales of the Policies. In addition, we may compensate certain marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to either the whole selling or selling broker-dealers who distribute the Policies, and which may be affiliated with either of those types of broker-dealers.

PROSPECTUS

MINNESOTA LIFE INSURANCE COMPANY
MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

     This prospectus describes a Variable Universal Life Insurance Policy (the "Policy") issued by Minnesota Life Insurance Company ("Minnesota Life" "we" "us" or "our"). The Policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your insurance agent or financial adviser.

     You can allocate your Policy's accumulation value to one or more sub-accounts of the Minnesota Life Individual Variable Universal Life Account (the "Account"), each of which invests exclusively in one of the Portfolios listed below. The value of your investment in the Account will vary with the investment experience of the sub-accounts you select. You can also allocate your Policy's accumulation value to the guaranteed interest account, which credits a specific rate of interest and is part of Minnesota Life's general account.


THE FOLLOWING PORTFOLIOS ARE AVAILABLE UNDER THE POLICY:



[ADV_CAP_MAN_STACKED_LOGO]
SECURIAN FUNDS TRUST
-  SFT ADVANTUS BOND FUND -- CLASS 1 SHARES
-  SFT ADVANTUS INDEX 400 MID-CAP FUND -- CLASS 1 SHARES
-  SFT ADVANTUS INDEX 500 FUND -- CLASS 1 SHARES
-  SFT ADVANTUS INTERNATIONAL BOND FUND -- CLASS 1 SHARES
-  SFT ADVANTUS MANAGED VOLATILITY FUND
-  SFT ADVANTUS MORTGAGE SECURITIES FUND -- CLASS 1 SHARES
-  SFT ADVANTUS REAL ESTATE SECURITIES FUND -- CLASS 1 SHARES
-  SFT IVY(SM) GROWTH FUND*
-  SFT IVY(SM) SMALL CAP GROWTH FUND*
-  SFT PYRAMIS(R) CORE EQUITY FUND -- CLASS 1 SHARES
-  SFT T. ROWE PRICE VALUE FUND
* 'IVY' IS THE SERVICE MARK OF IVY FUNDS DISTRIBUTOR, INC., AN AFFILIATE OF THE WADDELL & REED INVESTMENT MANAGEMENT COMPANY, THE FUND'S SUBADVISOR.

[AB_K_LOGO]
AB VARIABLE PRODUCTS SERIES FUND, INC.
-  DYNAMIC ASSET ALLOCATION PORTFOLIO -- CLASS B SHARES
-  INTERNATIONAL VALUE PORTFOLIO -- CLASS A SHARES




[FIDELITY_INVST_K_LOGO]
FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
-  EQUITY-INCOME PORTFOLIO -- INITIAL CLASS SHARES
-  MID CAP PORTFOLIO -- INITIAL CLASS SHARES

[FRANKLIN_TEMPLE_INVST_LOGO]
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
-  FRANKLIN SMALL CAP VALUE VIP FUND -- CLASS 1 SHARES

[IBBOTSON_ALLO_K_LOGO]
ALPS VARIABLE INVESTMENT TRUST
-  IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS I
   SHARES*
-  IBBOTSON BALANCED ETF ASSET ALLOCATION PORTFOLIO -- CLASS I SHARES*
-  IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION PORTFOLIO -- CLASS I SHARES*
-  IBBOTSON GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS I SHARES*
-  IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS I
   SHARES*
* THESE PORTFOLIOS ARE STRUCTURED AS FUND OF FUNDS THAT INVEST DIRECTLY IN SHARES OF UNDERLYING FUNDS. SEE THE SECTION ENTITLED "GENERAL DESCRIPTIONS -- THE FUNDS" FOR ADDITIONAL INFORMATION.

[IVY_FUNDS_VIP_K_LOGO]
IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
-  IVY FUNDS VIP ASSET STRATEGY
-  IVY FUNDS VIP CORE EQUITY
-  IVY FUNDS VIP GLOBAL NATURAL RESOURCES
-  IVY FUNDS VIP GROWTH
-  IVY FUNDS VIP INTERNATIONAL CORE EQUITY
-  IVY FUNDS VIP PATHFINDER MODERATE -- MANAGED VOLATILITY
-  IVY FUNDS VIP SCIENCE AND TECHNOLOGY

[JANUS_K_LOGO]
JANUS ASPEN SERIES
-  JANUS PORTFOLIO -- INSTITUTIONAL SHARES
-  OVERSEAS PORTFOLIO -- INSTITUTIONAL SHARES

[MFS_LOGO_2013_K]
MFS(R) VARIABLE INSURANCE TRUST II
-  INTERNATIONAL VALUE FUND -- INITIAL CLASS

[MSIM_LOGO]
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
-  MORGAN STANLEY UIF EMERGING MARKETS EQUITY PORTFOLIO -- CLASS II SHARES



[PIMCO_2014_43K]
PIMCO VARIABLE INSURANCE TRUST
-  PIMCO VIT GLOBAL DIVERSIFIED ALLOCATION PORTFOLIO  -- ADVISOR CLASS SHARES

[TOPS_CIRCLES_K_LOGO]
NORTHERN LIGHTS VARIABLE TRUST
-  TOPS(R) MANAGED RISK FLEX ETF PORTFOLIO

[VANGAURD_K_LOGO]
VANGUARD(R) VARIABLE INSURANCE FUND
VANGUARD AND THE SHIP LOGO ARE TRADEMARKS OF THE VANGUARD GROUP, INC.
-  BALANCED PORTFOLIO
-  CAPITAL GROWTH PORTFOLIO
-  DIVERSIFIED VALUE PORTFOLIO
-  EQUITY INCOME PORTFOLIO
-  HIGH YIELD BOND PORTFOLIO
-  INTERNATIONAL PORTFOLIO
-  MONEY MARKET PORTFOLIO
-  SHORT-TERM INVESTMENT-GRADE PORTFOLIO
-  SMALL COMPANY GROWTH PORTFOLIO
-  TOTAL BOND MARKET INDEX PORTFOLIO
-  TOTAL STOCK MARKET INDEX PORTFOLIO


PLEASE NOTE THAT THE POLICY AND THE PORTFOLIOS:

           - are not guaranteed to achieve their goals;
           - are not federally insured;
           - are not endorsed by any bank or government agency; and
           - are subject to risks, including loss of the amount invested.

A PROSPECTUS FOR EACH OF THE PORTFOLIOS AVAILABLE THROUGH THE ACCOUNT MUST ACCOMPANY THIS PROSPECTUS. PLEASE READ THESE DOCUMENTS CAREFULLY BEFORE INVESTING AND SAVE THEM FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE POLICY, THE GUARANTEED INTEREST ACCOUNT OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

[MINNESOTALIFE LOGO]

400 ROBERT STREET NORTH - ST. PAUL, MINNESOTA 55101-2098
PH 651/665-3500 - HTTP:/WWW.MINNESOTALIFE.COM

DATED: MAY 1, 2015

TABLE OF CONTENTS

       SUMMARY OF BENEFITS AND RISKS                                                                       1

       FEE TABLES                                                                                          5

       GENERAL DESCRIPTIONS                                                                               14
              Minnesota Life Insurance Company                                                            14
              Individual Variable Universal Life Account                                                  14
              The Funds                                                                                   15
              Additions, Deletions or Substitutions                                                       18
              The Guaranteed Interest Account and the Loan Account                                        19
              Payments Made by Underlying Mutual Funds                                                    20

       INFORMATION ABOUT THE POLICY                                                                       20
              Variable Universal Life Insurance                                                           20
              Policy Changes                                                                              21
              Applications and Policy Issue                                                               23
              Policy Premiums                                                                             23
              Free Look                                                                                   26
              Accumulation Value                                                                          26
              Transfers                                                                                   29

       DEATH BENEFIT                                                                                      32
              Death Benefit Proceeds                                                                      32
              Death Benefit Options                                                                       33
              Effect of Partial Surrenders on the Death Benefit                                           37
              Choosing Death Benefit Options                                                              37
              Changing the Death Benefit Option                                                           37
              Increasing/Decreasing the Face Amount                                                       38
              Settlement Options                                                                          39
              Policy Loans                                                                                39
              Surrender                                                                                   42
              Partial Surrender                                                                           42
              Policy Charges                                                                              43
              Other Policy Provisions                                                                     49
              Supplemental Agreements                                                                     50

       OTHER MATTERS                                                                                      63
              Federal Tax Status                                                                          63
              Tax Treatment of Policy Benefits                                                            65
              Voting Rights                                                                               69
              Compensation Paid for the Sale of Policies                                                  70
              Legal Proceedings                                                                           72
              Financial Statements                                                                        73
              Registration Statement                                                                      73

       STATEMENT OF ADDITIONAL INFORMATION                                                                73

       APPENDIX -- GLOSSARY                                                                              A-1

               (This page has been left blank intentionally.)

SUMMARY OF BENEFITS AND RISKS

      The following summary is designed to answer certain general questions concerning the Policy and to give you a brief overview of the more significant features of the Policy. The summary is not comprehensive and you should review the information contained elsewhere in this prospectus. This prospectus describes a flexible premium variable universal life insurance policy called Accumulator VUL. As the policy owner, you can exercise all the rights under the Policy, including the right to change the owner, the beneficiary and to make other policy changes. The Policy combines both life insurance protection and the potential for accumulation of cash values; however, it may be unsuitable as a short-term investment due to the costs of insurance and the expenses charged. You can lose some or all of your money. If you are not satisfied with the Policy, you also have the right to return it to us or your agent within 30 days after you receive it.


      WHAT ARE SOME OF THE BENEFITS OF THE POLICY?

      The Policy allows for the growth of accumulation value, while life insurance coverage remains in force, and permits the flexible payment of premiums. The accumulation value of the Policy will fluctuate with the investment performance of the sub-accounts of the Account. You may transfer accumulation value among the sub-accounts and the guaranteed interest account, surrender all or part of your accumulation value under the Policy and take policy loans, subject to the limitations described in this prospectus. Each Policy has a face amount, however, the death benefit payable upon the death of the insured may be greater than the face amount, as described later in this prospectus.

      We offer sixteen Agreements that provide supplemental insurance benefits under the Policy: Accelerated Benefit Agreement, Business Continuation Agreement, Corporate Enhanced Values Agreement, Death Benefit Guarantee Agreement, Early Values Agreement, Family Term -- Children, Guaranteed Insurability Option, Guaranteed Insurability Option for Business Agreement, Inflation Agreement, Interest Accumulation Agreement, Long Term Care Agreement, Overloan Protection Agreement, Premium Deposit Account Agreement, Term Insurance Agreement, Waiver of Charges Agreement and Waiver of Premium Agreement. There is no charge for the Accelerated Benefit Agreement or the Premium Deposit Account Agreement. The Agreements may not be available in all states. The Death Benefit Guarantee Agreement will no longer be available for policies issued after May 16, 2015. If your Policy is issued with the Death Benefit Guarantee Agreement, you must allocate your premium payments to either the Guaranteed Interest Account or one of the Ibbotson ETF Asset Allocation Portfolios. See "Sub-Account Allocation."

      We also offer several ways of receiving death benefit proceeds under the Policy, other than in a lump sum. Information concerning the settlement options available under the Policy is set forth later in this prospectus, and in the Statement of Additional Information that we will provide you upon request. See "Statement of Additional Information" section to this prospectus.

      In general, under the Internal Revenue Code (the "Code"), the death benefit payable under a qualifying life insurance policy is excludable from the gross income of the beneficiary, and the owner would not be deemed to be in constructive receipt of the accumulation value of the Policy until there is a distribution. This means that under a qualifying life insurance policy, accumulation value builds up on a tax deferred basis and transfers of accumulation value among the available investment options under the Policy may be made tax free. This Policy is designed to afford the tax treatment normally accorded life insurance contracts under the Code.

      HOW CAN THE POLICY BE CHANGED?

      The Policy allows you the flexibility to tailor your Policy to your needs at issue and to change your Policy thereafter as your insurance needs change. Within very broad limits, including those designed to assure that the Policy qualifies as life insurance for tax purposes, you may choose the level of premium you wish to pay, the face amount and death benefit option under the Policy.

      WHAT MAKES THE POLICY VARIABLE?

      The Policy is called "variable" because unlike traditional whole life and universal life contracts which provide for accumulation of contract values at fixed rates determined by the insurance company, the accumulation value of the Policy may be invested in the sub-accounts of the Account. In turn, each sub-account invests exclusively in a corresponding Portfolio of a Fund. Thus, your accumulation value, to the extent invested in a sub-account, will vary with the positive or negative investment experience of the corresponding Portfolio.

      If you seek a fixed return on your accumulation value, you can allocate premiums and accumulation value to the guaranteed interest account, which credits a fixed rate of interest and is part of Minnesota Life's general account. See "Individual Variable Universal Life Account" and "The Funds."

      With the guaranteed interest account, you do not bear the risk that adverse investment performance will lower your accumulation value invested in that account. See "The Guaranteed Interest Account and the Loan Account."


      WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE POLICY?

      The Policy provides three death benefit options: the Level Option, the Increasing Option and the Sum of Premiums Option.

      Under the Level Option, the death benefit is the face amount of the Policy. If the Level Option is in effect, the death benefit payable will not be affected by either the negative or positive investment performance of the investment options.

      Under the Increasing Option, the death benefit equals the face amount of the Policy plus the accumulation value at the time of death of the insured. If the Increasing Option is in effect, the death benefit payable will reflect the investment performance of the investment options in which accumulation value has been invested.

      The Sum of Premiums Option provides a death benefit equal to the face amount of the Policy plus the sum of all premiums paid less the sum of all partial surrenders. If the Sum of Premiums Option is in effect, the death benefit payable will not be affected by either the negative or positive investment performance of the investment options. See "Death Benefit Options."

      In order for your Policy to be considered life insurance under Code
      Section 7702, it must satisfy either the cash value accumulation test or the guideline premium test. Unless you specify otherwise, the death benefit qualification test for this Policy is the guideline premium test. The death benefit qualification test is shown on the policy data pages and cannot be changed. In order to ensure the Policy continues to satisfy the definition of life insurance under Code Section 7702, we may need to adjust the amount of death benefit payable under the death benefit option you have chosen.


      DO YOU HAVE ACCESS TO YOUR ACCUMULATION VALUE?

      Yes. You may transfer accumulation value among the available investment options or surrender the Policy at any time. You may also make a partial surrender of the accumulation value of the Policy after the first policy year. A surrender or partial surrender may have federal tax consequences. See "Federal

      Tax Status." A Surrender Charge may apply if you surrender the Policy, unless you have elected the Early Values Agreement or the Corporate Enhanced Values Agreement. If you request a partial surrender, we will assess a Partial Surrender Transaction Charge of 2 percent of the amount withdrawn not to exceed $25.

      The maximum partial surrender that you may make at any time is equal to the accumulation value less any outstanding policy loan and accrued interest, any applicable Surrender Charge and three months of monthly charges. The minimum partial surrender that you may make is $500. We will not process a partial surrender that would cause your Policy to be disqualified as life insurance under the Code. We reserve the right to defer the payment of any amount from the guaranteed interest account upon surrender or partial surrender for up to six months.

      You may also borrow an amount up to your accumulation value less any applicable Surrender Charge and three months of monthly charges as a policy loan. A policy loan may have tax consequences. See "Federal Tax Status."


      WHAT ARE SOME OF THE RISKS OF THE POLICY?

      Your accumulation value under the Policy, to the extent invested in the sub-accounts of the Account, has no guaranteed minimum value. Therefore, you bear the risk that any adverse investment performance in the sub-accounts may reduce your accumulation value under the Policy. You are also subject to the risk that the investment performance of the sub-accounts you select may be less favorable than that of other sub-accounts, and in order to keep the Policy in force you may be required to pay more premiums than originally planned. The Policy also offers you the opportunity to have your accumulation value increase more rapidly than it would under comparable fixed life insurance by virtue of favorable investment performance. The death benefit may also increase and decrease with investment experience.

      There is the risk that the Policy may terminate. If your Policy terminates, all of the agreements added to the Policy will also terminate. As described in the "Termination" and "Reinstatement" sections of this prospectus, termination will only occur when the accumulation value under the Policy, less the sum of any outstanding policy loans and unpaid policy loan interest, is insufficient to cover the monthly charges, and the subsequent grace period expires without sufficient payment being made. You may reinstate a terminated Policy, subject to certain conditions. Policy loans may increase the risk that the Policy will terminate. If a Policy terminates with an outstanding policy loan, there may be significant adverse tax consequences to the owner. Policy loans may also have a negative effect on a Policy's accumulation value, and may reduce the death benefit. See "Policy Premiums."

      You may add the Long Term Care (LTC) Agreement to your Policy to provide for an acceleration of the death benefit in the event the insured meets the agreement's eligibility requirements. The tax treatment of long term care benefit payments from life insurance policies is uncertain. The IRS or the courts could take the position that all or a portion of such payments could be taxable to the policy owner. Anyone contemplating purchasing a Policy with the LTC Agreement should consult a tax advisor.

      You may elect the Overloan Protection Agreement to prevent policy termination in certain circumstances. The tax treatment of the Overloan Protection Agreement is uncertain and, it is not clear whether the Overloan Protection Agreement will be effective to prevent taxation of any outstanding loan balance as a distribution in those situations where Overloan Protection takes effect. Anyone contemplating exercise of the Policy's Overloan Protection Agreement should consult a tax adviser.

      If your Policy is issued with the Death Benefit Guarantee Agreement, you must allocate your premiums to any of the Ibbotson ETF Asset Allocation portfolios or the Guaranteed Interest Account.

      Your allocation of premium may be made in any combination among those accounts. Subsequent transfers may only be made among the Ibbotson ETF Asset Allocation portfolios or the Guaranteed Interest Account and will be subject to our policies regarding transfers among the sub-accounts. For Policies issued after August 19, 2013 and where you elected the Death Benefit Guarantee Agreement, we may limit the amount of premium. Please see "SUPPLEMENTAL AGREEMENTS -- DEATH BENEFIT GUARANTEE AGREEMENT" for more information. If your Policy has the Long Term Care (LTC) Agreement, your request for a monthly benefit under the LTC Agreement will include an instruction from you to transfer all of the accumulation value allocated to the sub-accounts to the Guaranteed Interest Account. You will not be allowed to transfer amounts into the Account when benefits payments are being made under the LTC Agreement.

      Surrendering your Policy or taking partial surrenders may have significant tax consequences. If you Surrender your Policy, you may be assessed a Surrender Charge, unless you have elected the Early Values Agreement or the Corporate Enhanced Values Agreement. A partial surrender will be subject to a transaction charge equal to the lesser of $25 or 2 percent of the amount of the partial surrender. A partial surrender will reduce the accumulation value and will reduce the death benefit and increase the risk of termination. See "Federal Tax Status."

      There is risk that the Policy may not qualify as life insurance for federal tax purposes. We believe that a Policy issued on the basis of a standard underwriting class should so qualify. However, it is not clear whether a Policy issued on a sub-standard basis would qualify. Failure to qualify would mean that the death proceeds would be included in the beneficiary's gross income for federal income tax purposes, and that the accumulation value is constructively received before it is actually received. There is also a risk that the death benefit payable under this Policy may be subject to estate taxation.

      The Policy may be unsuitable as a short-term savings vehicle due to the costs of insurance and expenses charged. Furthermore, sub-account values could decline depending upon changes in the underlying funds. Depending upon the timing of partial surrenders, the policy owner could lose all or part of their premium payments.

      There is also a risk that a Policy qualifying as life insurance will be treated as a modified endowment contract ("MEC"). A MEC is treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly accumulation value increases. However, any amounts you receive, such as loans or amounts received from partial or total surrender of the Policy are includable in gross income on an income-first basis. With certain exceptions, the tax treatment includes a ten percent additional income tax imposed on the portion of any distribution that is included in income. See "Federal Tax Status."

      Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

      PORTFOLIO RISKS A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Please refer to the Portfolios' prospectuses for more information. There is no assurance that any Portfolio will achieve its stated investment objective.

      RISKS ASSOCIATED WITH CERTAIN FUNDS. Certain Funds use managed volatility strategies to help limit the fund's overall volatility and reduce the effects of significant market downturns during periods of high equity market volatility. The managed volatility strategy could also limit a fund's ability to participate in rising equity markets compared to otherwise similar funds that do not use a managed volatility strategy. Because the use of a managed volatility strategy may, in some markets, suppress the investment performance of a Fund compared to other similar funds that do not employ such a strategy, investment in a Fund could limit the growth of Accumulation Value under the Policy.

      RISKS ASSOCIATED WITH THE GENERAL ACCOUNT. The Guaranteed Interest Account and the Fixed Loan Account are part of our general account. Our general account consists of all assets owned by us other than those in the Variable Account and any other separate accounts which we may establish. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

      QUALIFICATION AS LIFE INSURANCE. We believe that a Policy issued on the basis of a standard underwriting class should qualify as life insurance under the Code. However, due to lack of guidance in this area, it is not clear whether a Policy issued on a sub-standard basis would qualify. A Policy may also fail to qualify as life insurance under the Code if too much premium is paid into the Policy or the diversification and investor control requirements are not met for investments in the Variable Account. Failure to qualify would mean that the death proceeds would be included in the beneficiary's gross income for federal income tax purposes, and that the accumulation value is constructively received before it is actually received. Depending upon the amount of assets in and the level of estate planning undertaken with regard to the Policy owner's estate, there is also a risk that the death benefit payable under this Policy may be subject to estate taxation. See the "Policy Premiums" and "Federal Tax Status".


FEE TABLES

      The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The charges may not be representative of the charges you will pay. Your Policy's schedule pages indicate the charges applicable to your Policy. More information about your charges is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.

      TRANSACTION FEES

      This table describes the fees and expenses that are payable at the time that you buy the Policy, pay premiums, surrender the Policy, change the Policy or make transfers between the investment options.

                  CHARGE               WHEN CHARGE IS                         AMOUNT DEDUCTED
                                          DEDUCTED             GUARANTEED CHARGE*           CURRENT CHARGE
          Premium Charge(1)         Upon premium            7 percent of premium       4 percent of premium
                                    payment                 payment                    payment

          Policy Change             Upon change in face     $100                       $60
          Transaction Charge        amount, death benefit
                                    option, or risk class

          Partial Surrender         Upon partial            2 percent, not to exceed   2 percent, not to exceed
          Transaction Charge        surrender expressed     $25                        $25
                                    as a percentage of
                                    amount surrendered

          Transfer Transaction      Upon transfer           $25 for each transfer      Currently, no transfer
          Charge                                                                       transaction charge is
                                                                                       assessed


      (1) The premium charge includes premium taxes that we are required to pay to the state in which this Policy is issued, which may range from 0 percent to 2.5 percent.
      (2) The Policy Issue Charge used to calculate the Surrender Charge is described further in the table of Periodic Charges Other than Investment Option Operating Expenses. For additional information regarding the Policy Issue Charge see "Policy Charges -- Accumulation Value Charges."

            PERIODIC CHARGES OTHER THAN INVESTMENT OPTION OPERATING EXPENSES

      The next tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including fees and expenses of the variable investment options.

                  CHARGE               WHEN CHARGE IS                          AMOUNT DEDUCTED
                                          DEDUCTED             GUARANTEED CHARGE*           CURRENT CHARGE
          Monthly Policy           Monthly, expressed       $12 plus $0.0125 per       $8
          Charge                   as an amount of face     $1,000
                                   amount

          Policy Issue Charge(1)

               MAXIMUM             Monthly, within the      $0.53 per $1,000           $0.53 per $1,000
               CHARGE(2)           first ten policy years,
                                   and within the first
                                   ten years of an
                                   increase in face
                                   amount, expressed as
                                   an amount of initial
                                   face amount or face
                                   amount increase

               MINIMUM             Monthly, within the      $0.04 per $1,000           $0.04 per $1,000
               CHARGE(3)           first ten policy years,
                                   and within the first
                                   ten years of an
                                   increase in face
                                   amount, expressed as
                                   an amount of initial
                                   face amount or face
                                   amount increase

               CHARGE FOR INSURED  Monthly, within the      $0.19 per $1,000           $0.19 per $1,000
               AGE 35 IN MALE,     first ten policy years,
               PREFERRED SELECT    and within the first
               NON-TOBACCO RISK    ten years of an
               CLASS, WITH         increase in face
               INCREASING OPTION   amount, expressed as
               DEATH BENEFIT       an amount of initial
                                   face amount or face
                                   amount increase

          Cost of Insurance
          Charge(4)

               MAXIMUM             Monthly, expressed       $83.33 per $1,000          $70.00 per $1,000
               CHARGE(5)           as an amount of net
                                   amount at risk

               MINIMUM             Monthly, expressed       $0.015 per $1,000(7)       $.005 per $1,000
               CHARGE(6)           as an amount of net
                                   amount at risk

               CHARGE FOR INSURED  Monthly, expressed       $0.14 per $1,000           $0.03 per $1,000
               AGE 35 IN MALE,     as an amount of net
               PREFERRED SELECT    amount at risk
               NON-TOBACCO RISK
               CLASS


                  CHARGE               WHEN CHARGE IS                         AMOUNT DEDUCTED
                                          DEDUCTED            GUARANTEED CHARGE*           CURRENT CHARGE
          Mortality and Expense    Monthly, expressed      .075 percent               .030 percent in policy
          Risk Charge              as a percentage of                                 years 1-10, and
                                   Policy accumulation                                no charge thereafter
                                   value

          Cash Extra Charge(8)

               MAXIMUM CHARGE      Monthly, expressed      $100 per $1,000            $100 per $1,000
                                   as an amount of face
                                   amount

               MINIMUM CHARGE      Monthly                 $0                         $0

               CHARGE FOR INSURED  Monthly, expressed      $0.01 per $1,000           $0.01 per $1,000
               AGE 35 IN MALE,     as an amount of
               PREFERRED SELECT    initial face amount
               NON-TOBACCO RISK
               CLASS

          Net Loan Interest        Annually, on each       The net loan interest      The net loan interest
          Charge(9)                policy anniversary,     charge is 1.0 percent.(9)  charge depends upon
                                   and upon a policy                                  how long the policy has
                                   loan transaction, full                             been in force. For
                                   surrender, policy                                  policies in force less
                                   termination or death                               than or equal to ten
                                   of the Insured                                     years, the net loan
                                                                                      interest charge is
                                                                                      1.0 percent. For policies
                                                                                      in force more than ten
                                                                                      years, the net loan
                                                                                      interest charge is
                                                                                      0.10 percent.(9)


      (1) The Policy Issue Charge varies based on the insured's gender, risk class, age, policy face amount, and the death benefit option chosen.

      (2) The maximum Policy Issue Charge assumes that the insured has the following characteristics: Male, Preferred Select Risk Class, age 80, Level Option death benefit.

      (3) The minimum Policy Issue Charge assumes that the insured has the following characteristics: Male, Preferred Non-Tobacco Risk Class, age 0, Level Option death benefit.

      (4) The Cost of Insurance Charge will vary based on the insured's gender, risk class, and age. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay.

      (5) The maximum Cost of Insurance Charge assumes the insured has the following characteristics: Male, Standard Non-Tobacco, age 120.

      (6) The minimum Cost of Insurance Charge assumes the insured has the following characteristics: Female, Preferred Non-Tobacco, age 6.

      (7) The net amount at risk is equal to the death benefit payable divided by the net amount at risk divisor, as shown on the policy data pages of your Policy, minus Policy accumulation value.

      (8) The Cash Extra Charge is uniquely determined for each insured and may vary based on such factors as the insured's gender, risk class and age. The charge compensates us for providing the death benefit under the Policy where the insured presents a heightened or increased level of mortality risk as a result of an outstanding medical condition (e.g., cancer that is in remission) or an occupation or activity (e.g., sky-diving). We will assess the Cash Extra Charge only for the period of time necessary to compensate us for the heightened mortality risk we would bear as a result of an insured's outstanding medical condition, occupation or activity. Under most Policies, we do not assess a Cash Extra Charge.

      (9) We charge interest on policy loans, but we also credit interest on the loan account value we hold as collateral on policy loans. The Net Policy Loan Interest Charge represents the difference (cost) between the gross loan interest rate charge of four percent (4.0 percent) and the interest credited on the loan account values, which is an annual rate of three percent (3.0 percent) for Policies held less than ten years and an annual rate of three and nine-tenths percent (3.9 percent) for Policies held more than ten years.

                CHARGE FOR              WHEN CHARGE IS                          AMOUNT DEDUCTED
               AGREEMENT(10)               DEDUCTED             GUARANTEED CHARGE*           CURRENT CHARGE
           Waiver of Premiums

               MAXIMUM               Monthly, expressed      $0.51 per $1,000            $0.51 per $1,000
               CHARGE(11)            as an amount of face
                                     amount

               MINIMUM               Monthly, expressed      $0.01 per $1,000            $0.01 per $1,000
               CHARGE(12)            as an amount of face
                                     amount

               CHARGE FOR INSURED    Monthly, expressed      $0.035 per $1,000           $0.035 per $1,000
               AGE 30 IN MALE,       as an amount of face
               STANDARD NON-         amount
               TOBACCO RISK CLASS,
               WITH INCREASING
               OPTION DEATH BENEFIT

           Waiver of Charges

               MAXIMUM               Monthly, expressed      $0.38 per $1,000            $0.38 per $1,000
               CHARGE(13)            as an amount of face
                                     amount

               MINIMUM               Monthly, expressed      $0.01 per $1,000            $0.01 per $1,000
               CHARGE(14)            as an amount of face
                                     amount

               CHARGE FOR INSURED    Monthly, expressed      $0.025 per $1,000           $0.025 per $1,000
               AGE 30 IN MALE,       as an amount of face
               STANDARD NON-         amount
               TOBACCO RISK CLASS,
               WITH INCREASING
               OPTION DEATH BENEFIT

           Death Benefit
           Guarantee**

               MAXIMUM               Monthly, expressed      $83.33 per $1,000           $7.00 per $1,000
               CHARGE(15)            as an amount of net
                                     amount at risk

               MINIMUM               Monthly, expressed      $0.02 per $1,000            $0.01 per $1,000
               CHARGE(16)            as an amount of net
                                     amount at risk

               CHARGE FOR INSURED    Monthly, expressed      $0.14 per $1,000            $0.004 per $1,000
               AGE 55 IN MALE,       as an amount of net
               PREFERRED SELECT      amount at risk
               NON-TOBACCO RISK
               CLASS, WITH
               INCREASING OPTION
               DEATH BENEFIT


                CHARGE FOR             WHEN CHARGE IS                          AMOUNT DEDUCTED
               AGREEMENT(10)              DEDUCTED             GUARANTEED CHARGE*           CURRENT CHARGE
           Term Insurance

               MAXIMUM              Monthly, expressed      $83.33 per $1,000           $22.57 per $1,000
               CHARGE(17)           as an amount of net
                                    amount at risk

               MINIMUM              Monthly, expressed      $0.015 per $1,000           $0.008 per $1,000
               CHARGE(18)           as an amount of net
                                    amount at risk

               CHARGE FOR INSURED   Monthly, expressed      $0.22 per $1,000            $0.07 per $1,000
               AGE 45 IN MALE,      as an amount of net
               PREFERRED SELECT     amount at risk
               NON-TOBACCO RISK
               CLASS, WITH
               INCREASING OPTION
               DEATH BENEFIT

           Family Term              Monthly, expressed      $0.40 per $1,000            $0.40 per $1,000
           Insurance -- Children    as an amount of
                                    coverage

           Overloan Protection

               MAXIMUM              Upon exercise of        7 percent                   5 percent
               CHARGE(19)           agreement, expressed
                                    as a percentage of
                                    Policy accumulation
                                    value upon exercise
                                    of agreement

               MINIMUM              Upon exercise of        7 percent                   5 percent
               CHARGE(20)           agreement, expressed
                                    as a percentage of
                                    Policy accumulation
                                    value upon exercise
                                    of agreement

               CHARGE FOR INSURED   Upon exercise of        7 percent                   4 percent
               AGE 75 IN MALE,      agreement, expressed
               STANDARD NON-        as a percentage of
               TOBACCO RISK CLASS   Policy accumulation
                                    value upon exercise
                                    of agreement

           Interest Accumulation
           Agreement(21)

               MAXIMUM              Monthly, expressed      $83.33 per $1,000           $70.00 per $1,000
               CHARGE(22)           as an amount of
                                    increased net amount
                                    at risk provided by
                                    this agreement

               MINIMUM              Monthly, expressed      $.015 per $1,000            $.005 per $1,000
               CHARGE(23)           as an amount of
                                    increased net amount
                                    at risk provided by
                                    this agreement


                CHARGE FOR             WHEN CHARGE IS                          AMOUNT DEDUCTED
               AGREEMENT(10)              DEDUCTED             GUARANTEED CHARGE*           CURRENT CHARGE
               CHARGE FOR INSURED   Monthly, expressed      $0.82 per $1,000            $0.27 per $1,000
               AGE 60 IN MALE,      as an amount of
               PREFERRED SELECT     increased net amount
               NON-TOBACCO RISK     at risk provided by
               CLASS                this agreement

           Early Values             Monthly, expressed      0.05 percent                0.01 percent
           Agreement(24)            as a percentage of the
                                    accumulation value
                                    less policy loan

           Guaranteed Insurability
           Option(25)

               MAXIMUM              Monthly, expressed      $0.192 per $1,000           $0.192 per $1,000
               CHARGE(26)           as an amount of
                                    additional coverage

               MINIMUM              Monthly, expressed      $0.032 per $1,000           $0.032 per $1,000
               CHARGE(27)           as an amount of
                                    additional coverage

               CHARGE FOR INSURED   Monthly, expressed      $0.044 per $1,000           $0.044 per $1,000
               AGE 7 IN MALE,       as an amount of
               PREFERRED NON-       additional coverage
               TOBACCO RISK CLASS

           Long Term Care
           Agreement(28)

               MAXIMUM              Monthly, expressed      $3.619 per $1,000           $2.353 per $1,000
               CHARGE(29)           as an amount of long
                                    term care net amount
                                    at risk

               MINIMUM              Monthly, expressed      $0.018 per $1,000           $0.00625 per $1,000
               CHARGE(30)           as an amount of long
                                    term care net amount
                                    at risk

               CHARGE FOR INSURED   Monthly, expressed      $0.287167 per $1,000        $0.11 per $1,000
               AGE 55 IN MALE,      as an amount of long
               STANDARD NON-        term care net amount
               TOBACCO RISK CLASS   at risk

           Inflation
           Agreement(31)

               MAXIMUM CHARGE       Monthly                 $5.00

               MINIMUM CHARGE       Monthly                 $0.50

               CURRENT CHARGE FOR   Monthly                 $0.83
               ALL INSUREDS

           Business Continuation
           Agreement(32)

               MAXIMUM              Monthly, expressed      $0.328 per $1,000           $0.328 per $1,000
               CHARGE(33)           as an amount of
                                    additional insurance
                                    coverage


                CHARGE FOR             WHEN CHARGE IS                          AMOUNT DEDUCTED
               AGREEMENT(10)              DEDUCTED             GUARANTEED CHARGE*           CURRENT CHARGE
               MINIMUM              Monthly, expressed      $0.0083 per $1,000          $0.0083 per $1,000
               CHARGE(34)           as an amount of
                                    additional insurance
                                    coverage

               CHARGE FOR INSURED   Monthly, expressed      $0.292 per $1,000           $0.292 per $1,000
               MALE, STANDARD       as an amount of
               NON-TOBACCO, AGE     additional insurance
               50, DESIGNATED       coverage
               INSURED MALE NON-
               TOBACCO, AGE 50

           Guaranteed
           Insurability Option
           for Business(35)

               MAXIMUM              Monthly, expressed      $0.602 per $1,000           $0.602 per $1,000
               CHARGE(36)           as an amount of
                                    additional insurance
                                    coverage

               MINIMUM              Monthly, expressed      $0.065 per $1,000           $0.065 per $1,000
               CHARGE(37)           as an amount of
                                    additional insurance
                                    coverage

               CHARGE FOR INSURED   Monthly, expressed      $0.273 per $1,000 of        $0.273 per $1,000 of
               MALE STANDARD        as an amount of         additional insurance        additional insurance
               NON-TOBACCO,         additional insurance    coverage                    coverage
               AGE 45               coverage

               Corporate            Monthly, expressed      0.12 percent                .01 percent
               Enhanced Values      as a percentage of
               Agreement(38)        Accumulation in
                                    Value less Policy loan


      (10) The charge for the Waiver of Premium Agreement, Waiver of Charges Agreement, Death Benefit Guarantee Agreement, Term Insurance Agreement, Interest Accumulation Agreement, Guaranteed Insurability Option and Long Term Care Agreement varies based on the insured's gender, risk class, age, and death benefit option. The charge for the Overloan Protection Agreement varies based on the insured's gender, risk class, age, and accumulation value under the Policy upon exercise of the agreement.

      (11) The maximum Waiver of Premiums Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, age 59, Level Option death benefit.

      (12 The minimum Waiver of Premiums Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, age 0, Level Option death benefit.

      (13) The maximum Waiver of Charges Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, age 59, Increasing Option death benefit.

      (14) The minimum Waiver of Charges Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, age 0, Level Option death benefit.

      (15) The maximum Death Benefit Guarantee Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, age 120, Level Option death benefit.

      (16) The minimum Death Benefit Guarantee Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, age 3, Level Option death benefit.

      (17) The maximum Term Insurance Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, age 120, Level Option death benefit.

      (18) The minimum Term Insurance Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, age 5, Level Option death benefit.

      (19) The maximum Overloan Protection Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, age 70.

      (20) The minimum Overloan Protection Charge assumes that the insured has the following characteristics: Female, Preferred Select, age 99.

      (21) There is no separate charge for choosing this Agreement. There will be a monthly charge once the Agreement is in force which will be the cost of insurance for the insured multiplied by the increased net amount at risk resulting from the Interest Accumulation Agreement.

      (22) The maximum Interest Accumulation Charge assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, age 120.

      (23) The minimum Interest Accumulation Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, age 6.

      (24) For purposes of determining the charge for this Agreement, policy loan interest that has accrued, but which has not been paid or added to the policy loan account, will be included as part of the policy loan being subtracted from the accumulation value. The minimum and maximum charge for the Early Values Agreement is not affected by the age, risk class, gender or other characteristics of the insured. The minimum charge for this Agreement is also the current charge of 0.01 percent of the unloaned accumulation value.

      (25) The charge shown for the Guaranteed Insurability Option (GIO) is a monthly charge for the option to purchase, on the available option dates, the additional insurance coverage, which is also referred to as the additional coverage layers, elected by the policy owner when the GIO is purchased. See the Guaranteed Insurability Option discussion in the Section entitled "Policy Charges -- Charges for Agreements". The charge will apply from the date the GIO is added to the policy until the date the GIO terminates, which generally occurs on the last specified option date (which is generally the policy anniversary nearest the insured's fortieth birthday). The GIO charge varies based upon the insured's gender, risk class, age and the amount of additional coverage layer that is elected when the GIO is purchased.

      (26) The maximum charge for this option assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, issue age 37.

      (27) The minimum charge for this option assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, issue age
           0.

      (28) The monthly charge for the Long Term Care Agreement is calculated by multiplying the monthly rate by the long term care net amount at risk and dividing by one thousand. The long term care net amount at risk is equal to the greater of i) zero or ii) an amount that is calculated monthly using the LTC amount chosen by you when you purchase the agreement. Long term care net amount at risk is calculated by subtracting a portion of the accumulation value from the LTC amount. The portion of accumulation value for this calculation is found by multiplying the accumulation value, as of the date we take the charge, by a fraction, the numerator of which is the LTC amount and denominator is the Policy face amount. See the Long Term Care Agreement discussion in the Section entitled "Policy Charges -- Charges for Agreements".

      (29) The maximum Long Term Care Agreement Charge assumes that the insured has the following characteristics: Female, Standard Tobacco, issue age 80, 4% monthly benefit.

      (30) The minimum Long Term Care Agreement Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, issue age 20, 2% monthly benefit.

      (31) The charge shown for the Inflation Agreement is a monthly charge for the ability to increase your Policy face amount every three years without underwriting, based upon changes in the Consumer Price Index. See the Inflation Agreement discussion in the section entitled "Policy Charges -- Charges for Agreements". The charge will apply from the date the Inflation Agreement is added to the policy until the date the Inflation Agreement terminates. The Inflation Agreement charge is the same for all genders, risk classes, and ages.

      (32) The charge shown for the Business Continuation Agreement (BCA) is a monthly charge for the option to purchase, at the death of a designated life, additional insurance coverage, which is also referred to as an additional coverage layer. See the Business Continuation Agreement discussion in the Section entitled "Policy Charges -- Charges for Agreements". The charge will apply from the date the BCA is added to the policy until the date the BCA terminates, which generally occurs upon the death of the last designated life. The BCA charge varies based upon the insured's age and tobacco status.

      (33) The maximum Business Continuation Charge assumes that the insured has the following characteristics: Insured Male, Standard Tobacco, Age 55, Designated Insured Male Standard Tobacco, Age 70.

      (34) The minimum Business Continuation Charge assumes that the insured has the following characteristics: Insured Male, Standard Non-Tobacco, Age 18, Designated Insured Male Non-Tobacco, Age 18.

      (35) The charge shown for the Guaranteed Insurability Option for Business
           (GIOB) is a monthly charge for the option to purchase, on available Option Dates, additional insurance coverage, which is also referred to as additional coverage layers. See the Guaranteed Insurability Option for Business discussion in the Section entitled "Policy Charges -- Charges for Agreements". The charge will apply from the date the GIOB is added to the policy until the date the GIOB terminates, which generally occurs on the last specified Option Date (which is the earlier of the policy anniversary nearest the fifth specified Option Date, or the policy anniversary nearest the insured's fifty-fifth birthday). The GIOB charge varies based upon the insured's age and tobacco status.

      (36) The maximum Guaranteed Insurability Option for Business Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 54.

      (37) The minimum Guaranteed Insurability Option for Business Charge assumes that the insured has the following characteristics: Female, Standard Non-Tobacco, Age 18.

      (38) The minimum and maximum charge for the Corporate Values Enhancement Agreement (CEVA) is not affected by the age, risk class, gender or other characteristics of the insured. The charge for CEVA is calculated after subtracting the Policy loan amount, including Policy loan interest that has accrued but which has not been paid, from the Accumulation Value.

      * Unless otherwise stated, the Guaranteed Charge is the maximum Periodic Charge that may be assessed under the Policy.

      ** The Death Benefit Guarantee Agreement will no longer be available on Policies issued after May 16, 2015.

                  TOTAL ANNUAL OPERATING EXPENSES OF THE FUNDS(1)(2)(3)

      The next table describes the total annual portfolio operating expenses that you will pay while you own the Policy. The table shows the minimum and maximum expenses (as a percentage of Fund assets) charged by any of the Portfolios for the fiscal year ended December 31, 2014. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

                                    CHARGE                                                     MINIMUM       MAXIMUM
         Total Annual Portfolio Operating Expenses (expenses that
         are deducted from Portfolio assets include management fees,
         distribution or service (12b-1) fees, and other expenses)                             0.16%         1.95%

      (1) The table showing the range of expenses for the Portfolios takes into account the expenses of the Ibbotson ETF Asset Allocation Portfolios and the Vanguard Total Stock Market Index Portfolio, each of which is a "fund of funds". "Fund of funds" portfolios purchase shares of other funds, each of which are referred to as an "Acquired Fund". A "fund of funds" has its own set of operating expenses, as does each of the Acquired Funds in which it invests. In the case of the Ibbotson ETF Asset Allocation Portfolios, the Acquired Funds are exchange traded funds of ETF's. In determining the range of the Portfolio expenses, we have taken into account the information received from Ibbotson and Vanguard on the combined actual expenses for each such "fund of funds," which include the pro rata portion of the fees and expenses incurred indirectly by any of the Ibbotson ETF Asset Allocation Portfolios or the Vanguard Total Stock Market Index Portfolio as a result of its investment in shares of one or more Acquired Funds. For more information regarding the allocation of indirect expenses please see the underlying fund prospectus. See the prospectuses for the Ibbotson ETF Asset Allocation Portfolios or the Vanguard Total Stock Market Index Portfolio for a presentation of the applicable Acquired Fund fees and expenses.
      (2) If the policy owner is deemed to have engaged in "market-timing" the Funds may assess redemption fees. See "Market-Timing and Disruptive Trading."
      (3) The maximum Total Annual Portfolio Company Operating Expense shown above is before any fee waivers or expense reimbursements. The fee waiver and expense reimbursement through December 31, 2014 was 0.59 percent, resulting in a net annual portfolio company operating expense of 1.47 percent for Morgan Stanley UIF Emerging Markets Equity Portfolio. Please see The Universal Institutional Funds, Inc. (Morgan Stanley) prospectus for additional information.


GENERAL DESCRIPTIONS

      MINNESOTA LIFE INSURANCE COMPANY

      We are Minnesota Life Insurance Company, a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 651-665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia, Puerto Rico and Guam.

      INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

      On June 11, 2007, our Board of Directors established the Minnesota Life Individual Variable Universal Life Account, as a separate account in accordance with Minnesota insurance law. The Account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"), but registration does not signify that the SEC supervises the management, or the investment practices or policies, of the Account. The Account meets the definition of a "separate account" under the federal securities laws.

       We are the legal owner of the assets in the Account. Minnesota Life is obligated to pay all amounts promised to policy owners and beneficiaries under the Policies. The Minnesota law under which the Account was established provides that the assets of the Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable universal life insurance policies for which the Account was established. The investment performance of the Account is entirely independent of both the investment performance of our general account and of any other separate account which we may have established or may later establish.

       The Account currently has 45 sub-accounts to which you may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.


       THE FUNDS

       Below is a list of the Portfolios and their investment adviser and/or sub-adviser, and investment objective. Prospectuses for the Portfolios accompany this prospectus. Prospectuses for the Portfolios contain more detailed information about each Portfolio, including discussion of the Portfolio's investment techniques and risks associated with its investments. No assurance can be given that a Portfolio will achieve its investment objective. You should carefully read the prospectuses for the Portfolios before investing in the Policy.

       NOTE: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

                                                                         INVESTMENT
                          FUND/PORTFOLIO                           ADVISER AND SUB-ADVISER
       -----------------------------------------------    --------------------------------------
       AB VARIABLE PRODUCTS SERIES FUND, INC.
       Dynamic Asset Allocation                           AllianceBernstein L.P.
       Portfolio -- Class B Shares



       International Value Portfolio -- Class A Shares    AllianceBernstein L.P.

       ALPS VARIABLE INVESTMENT TRUST (IBBOTSON)
       Ibbotson Aggressive Growth ETF Asset               ALPS Advisors, Inc.
       Allocation Portfolio -- Class I Shares             SUB-ADVISER: Ibbotson Associates, Inc.

       Ibbotson Balanced ETF Asset                        ALPS Advisors, Inc.
       Allocation Portfolio -- Class I Shares             SUB-ADVISER: Ibbotson Associates, Inc.

       Ibbotson Conservative ETF Asset                    ALPS Advisors, Inc.
       Allocation Portfolio -- Class I Shares             SUB-ADVISER: Ibbotson Associates, Inc.

       Ibbotson Growth ETF Asset                          ALPS Advisors, Inc.
       Allocation Portfolio -- Class I Shares             SUB-ADVISER: Ibbotson Associates, Inc.

       Ibbotson Income and Growth ETF Asset               ALPS Advisors, Inc.
       Allocation Portfolio -- Class I Shares             SUB-ADVISER: Ibbotson Associates, Inc.

       FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
       Equity-Income Portfolio -- Initial Class           Fidelity Management & Research
       Shares                                             Company (FMR) is the fund's
                                                          manager. FMR Co., Inc. and other
                                                          affiliates of FMR serve as
                                                          sub-advisers for the fund.



       Mid Cap Portfolio -- Initial Class Shares          Fidelity Management & Research
                                                          Company (FMR) is the fund's
                                                          manager. FMR Co., Inc. and other
                                                          affiliates of FMR serve as
                                                          sub-advisers for the fund.


                                                                      INVESTMENT
                          FUND/PORTFOLIO                               OBJECTIVE
       -----------------------------------------------    -------------------------------------
       AB VARIABLE PRODUCTS SERIES FUND, INC.
       Dynamic Asset Allocation                           The investment seeks to maximize
       Portfolio -- Class B Shares                        total return consistent with the
                                                          Adviser's determination of
                                                          reasonable risk.

       International Value Portfolio -- Class A Shares    Seeks long-term growth of capital.

       ALPS VARIABLE INVESTMENT TRUST (IBBOTSON)
       Ibbotson Aggressive Growth ETF Asset               Seeks capital appreciation.
       Allocation Portfolio -- Class I Shares

       Ibbotson Balanced ETF Asset                        Seeks capital appreciation
       Allocation Portfolio -- Class I Shares             and some current income.

       Ibbotson Conservative ETF Asset                    Seeks current income and
       Allocation Portfolio -- Class I Shares             preservation of capital.

       Ibbotson Growth ETF Asset                          Seeks capital appreciation.
       Allocation Portfolio -- Class I Shares

       Ibbotson Income and Growth ETF Asset               Seeks current income and
       Allocation Portfolio -- Class I Shares             capital appreciation.

       FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
       Equity-Income Portfolio -- Initial Class           Seeks reasonable income and the
       Shares                                             potential for capital appreciation.
                                                          The fund's goal is to achieve a yield
                                                          which exceeds the composite yield
                                                          on the securities comprising the
                                                          Standard & Poor's 500(SM) Index
                                                          (S&P 500(R)).

       Mid Cap Portfolio -- Initial Class Shares          Seeks long-term growth of capital.






                                                                         INVESTMENT                          INVESTMENT
                          FUND/PORTFOLIO                           ADVISER AND SUB-ADVISER                    OBJECTIVE
       --------------------------------------------       ------------------------------------  ------------------------------------
       FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
       Franklin Small Cap Value VIP Fund --               Franklin Advisory Services, LLC       Seeks long-term total return.
       Class 1 Shares                                                                           Under normal market conditions,
                                                                                                the fund invests at least 80% of its
                                                                                                net assets in investments of small
                                                                                                capitalization companies.

       IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
       Ivy Funds VIP Asset Strategy                       Waddell & Reed Investment             To seek to provide total return.
                                                          Management Company

       Ivy Funds VIP Core Equity                          Waddell & Reed Investment             To seek to provide capital growth
                                                          Management Company                    and appreciation.

       Ivy Funds VIP Global Natural Resources             Waddell & Reed Investment             To seek to provide capital growth
                                                          Management Company SUB-ADVISER:       and appreciation.
                                                          Mackenzie Financial
                                                          Management Company

       Ivy Funds VIP Growth                               Waddell & Reed Investment             To seek to provide growth of
                                                          Management Company                    capital.

       Ivy Funds VIP International Core Equity            Waddell & Reed Investment             To seek to provide capital growth
                                                          Management Company                    and appreciation.

       Ivy Funds VIP Pathfinder Moderate --               Waddell & Reed Investment             To seek to provide total return
       Managed Volatility                                 Management Company                    consistent with a moderate level of
                                                          SUB-ADVISER: Advantus Capital         risk as compared to the other Ivy
                                                          Management, Inc.                      Funds VIP Pathfinder Managed
                                                                                                Volatility Portfolios, while seeking
                                                                                                to manage volatility of investment
                                                                                                return.

       Ivy Funds VIP Science and Technology               Waddell & Reed Investment             To seek to provide growth of
                                                          Management Company                    capital.

       JANUS ASPEN SERIES
       Janus Portfolio -- Institutional Shares            Janus Capital Management LLC          Seeks long-term growth of capital
                                                                                                consistent with the preservation of
                                                                                                capital.

       Overseas Portfolio -- Institutional Shares         Janus Capital Management LLC          Seeks long-term growth of capital.

       MFS(R) VARIABLE INSURANCE TRUST II
       MFS(R) International Value Fund --                 MFS                                   To seek capital appreciation.
       Initial Class

       NORTHERN LIGHTS VARIABLE TRUST (TOPS)
       TOPS(R) Managed Risk Flex ETF Portfolio            ValMark Advisers, Inc.                Seeks to provide income and capital
                                                          SUB-ADVISER: Milliman, Inc.           appreciation with less volatility
                                                                                                than the fixed income and equity
                                                                                                markets as a whole.

       PIMCO VARIABLE INSURANCE TRUST
       PIMCO VIT Global Diversified Allocation            Pacific Investment                    Seeks to maximize risk-adjusted
       Portfolio -- Advisor Class Shares                  Management Company LLC                total return relative to a blend of
                                                          ("PIMCO")                             60% MSCI World Index 40%
                                                                                                Barclays U.S. Aggregate Index.

       SECURIAN FUNDS TRUST
       SFT Advantus Bond Fund -- Class 1 Shares           Advantus Capital Management, Inc.     Seeks high level of long-term total
                                                                                                rate of return as is consistent with
                                                                                                prudent investment risk;
                                                                                                preservation of capital is a
                                                                                                secondary objective.

       SFT Advantus Index 400 Mid-Cap Fund --             Advantus Capital Management, Inc.     Seeks investment results generally
       Class 1 Shares                                                                           corresponding to the aggregate
                                                                                                price and dividend performance of
                                                                                                publicly traded stocks that comprise
                                                                                                the Standard & Poor's 400 MidCap
                                                                                                Index (the S&P 400).

       SFT Advantus Index 500 Fund --                     Advantus Capital Management, Inc.     Seeks investment results that
       Class 1 Shares                                                                           correspond generally to the price
                                                                                                and yield performance of common
                                                                                                stocks included in the Standard &
                                                                                                Poor's 500 Composite Stock Price
                                                                                                Index (the S&P 500).


                                                                        INVESTMENT                          INVESTMENT
                          FUND/PORTFOLIO                          ADVISER AND SUB-ADVISER                    OBJECTIVE
       ---------------------------------------------     ------------------------------------  -------------------------------------
       SFT Advantus International Bond Fund --           Advantus Capital Management, Inc.     Seeks to maximize current
       Class 1 Shares                                    SUB-ADVISER: Franklin Advisers, Inc.  income, consistent with the protection of principal.

       SFT Advantus Managed Volatility Fund              Advantus Capital Management, Inc.     Seeks to maximize risk-adjusted
                                                                                               total return relative to its blended
                                                                                               benchmark index comprised of
                                                                                               60% S&P 500 Index and 40%
                                                                                               Barclays U.S. Corporate Index
                                                                                               (the Benchmark Index).

       SFT Advantus Mortgage Securities Fund --          Advantus Capital Management, Inc.     Seeks high level of current income
       Class 1 Shares                                                                          consistent with prudent investment
                                                                                               risk.

       SFT Advantus Real Estate Securities Fund --       Advantus Capital Management, Inc.     Seeks above average income and
       Class 1 Shares                                                                          long-term growth of capital.

       SFT Ivy(SM) Growth Fund                           Advantus Capital Management, Inc.     Seeks to provide growth of capital.
                                                         SUB-ADVISER: Waddell & Reed
                                                         Investment Management Company

       SFT Ivy(SM) Small Cap Growth Fund                 Advantus Capital Management Inc.      Seeks to provide growth of capital.
                                                         SUB-ADVISER: Waddell & Reed
                                                         Investment Management Company

       SFT Pyramis(R) Core Equity Fund --                Advantus Capital Management, Inc.     Seeks long-term capital
       Class 1 Shares                                    SUB-ADVISER: Pyramis Global           appreciation.
                                                         Advisors, LLC

       SFT T. Rowe Price Value Fund                      Advantus Capital Management, Inc.     Seeks to provide long-term capital
                                                         SUB-ADVISER: T. Rowe Price            appreciation by investing in
                                                         Associates, Inc.                      common stocks believed to be
                                                                                               undervalued. Income is a
                                                                                               secondary objective.

       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
       Morgan Stanley UIF Emerging Markets               Morgan Stanley Investment             Seeks long-term capital
       Equity Portfolio -- Class II Shares               Management Inc.                       appreciation by investing primarily
                                                                                               in growth-oriented equity securities
                                                                                               of issuers in emerging market
                                                                                               countries.

       VANGUARD(R) VARIABLE INSURANCE FUND
       Balanced Portfolio                                Wellington Management                 Seeks long-term capital appreciation
                                                         Company, LLP                          and reasonable current income.

       Capital Growth Portfolio                          PRIMECAP Management Company           Seeks long-term capital appreciation.

       Diversified Value Portfolio                       Barrow, Hanley,                       Seeks long-term capital appreciation
                                                         Mewhinney & Strauss, Inc.             and income.

       Equity Income Portfolio                           Wellington Management                 Seeks above-average level of current
                                                         Company, LLP                          income and reasonable long-term
                                                                                               capital appreciation.

       High Yield Bond Portfolio                         Wellington Management                 Seeks high level of current income.
                                                         Company, LLP

       International Portfolio                           Schroder Investment Management        Seeks long-term capital appreciation.
                                                         North America, Inc. and Baillie
                                                         Gifford Overseas Ltd

       Money Market Portfolio                            The Vanguard Group, Inc.              Seeks current income while
                                                                                               maintaining liquidity and a stable
                                                                                               share price of $1.

       Short-Term Investment-Grade Portfolio             The Vanguard Group, Inc.              Seeks current income while
                                                                                               maintaining limited price volatility.

       Small Company Growth Portfolio                    Granahan Investment                   Seeks long-term capital appreciation.
                                                         Management, Inc. and Grantham,
                                                         Mayo, Van Otterloo & Co. LLC

       Total Bond Market Index Portfolio                 The Vanguard Group, Inc.              Seeks to track the performance of a
                                                                                               broad, market-weighted bond
                                                                                               index.

       Total Stock Market Index Portfolio                The Vanguard Group, Inc.              Seeks to track the performance of a
                                                                                               benchmark index that measures the
                                                                                               investment return of the overall
                                                                                               stock market.


      ADDITIONS, DELETIONS OR SUBSTITUTIONS

      We reserve the right to add, combine or remove any sub-accounts of the Account and to transfer the assets of one or more sub-accounts to any other sub-account as permitted by law. Each additional sub-account will purchase shares in a new Portfolio or mutual fund. Such sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the Account. New investment options will be made available to existing policy owners as we determine in our sole discretion.

      We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the Account. If investment in a Fund Portfolio should no longer be possible or if we determine it becomes inappropriate for Policies of this class, we may substitute another mutual fund or Portfolio for a sub-account. Substitution may be made with respect to existing accumulation values and future premium payments. A substitution may be made only with any necessary approval of the SEC.

      We reserve the right to transfer assets of the Account as determined by us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and the SEC.

      We also reserve the right, when permitted by law, to de-register the Account under the 1940 Act, to restrict or eliminate any voting rights of the policy owners, to combine the Account with one or more of our other separate accounts, operate the Account or a sub-account as either a unit investment trust or management company under the 1940 Act, or in any other form allowed by law, terminate and/or liquidate the Account, and make any changes to the Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any applicable federal or state laws.

      The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

      THE GUARANTEED INTEREST ACCOUNT AND THE LOAN ACCOUNT

      The guaranteed interest account and the loan account are part of our general account. Our general account consists of all assets owned by us other than those in the Account and any other separate accounts which we may establish.

      Because of exemptive and exclusionary provisions, interests in our general account have not been registered as securities under the Securities Act of 1933, and the general account has not been registered as an investment company under the 1940 Act. However, disclosures regarding the guaranteed interest account and the loan account may be subject to certain generally applicable provisions of the Federal Securities Laws relating to the accuracy and completeness of statements made in prospectuses.

      The guaranteed interest account and the loan account are those portions of our general assets which are attributable to the Policy and other policies of its class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of policies of this class. Allocations to the guaranteed interest account and the loan account become part of our general assets and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed interest account and the loan account. Policy owners do not share in the actual investment experience of the assets in the general account.

      The general account is not segregated or insulated from the claims of insurance company creditors. INVESTORS LOOK TO THE FINANCIAL STRENGTH OF THE INSURANCE COMPANY FOR ITS INSURANCE GUARANTEES. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

      You may allocate a portion or all of the net premiums or transfer accumulation value from the sub-accounts of the Account to accumulate at a fixed rate of interest in the guaranteed interest account. We guarantee such amounts as to principal and a minimum rate of interest. Transfers to and from the guaranteed interest account to the sub-accounts of the Account are subject to certain limitations with respect to timing and amount. These limitations are described under the "Transfers" section of this prospectus.

      GUARANTEED INTEREST ACCOUNT VALUE    We bear the full investment risk for
      amounts allocated to the guaranteed interest account. For policies issued prior to May 16, 2015 we guarantee that interest credited to each policy owner's accumulation value in the guaranteed interest account will not be less than an annual rate of 3 percent without regard to the actual investment experience of the guaranteed interest account. For policies issued after May 16, 2015 we guarantee that interest credited to each policy owner's accumulation value in the guaranteed interest account will not be less than an annual rate of 2 percent without regard to the actual investment experience of the guaranteed interest account. We may, at our sole discretion, credit a higher rate of interest, "excess interest," although we are not obligated to credit interest in excess of the guaranteed rate, and may not do so. Any interest credited on the Policy's accumulation value in the guaranteed interest account in excess of the guaranteed minimum rate will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.

      LOAN ACCOUNT VALUE    We bear the full investment risk for amounts
      allocated to the loan account. The loan account accumulation value is the sum of all policy loans, less all policy loan repayments. This amount will be increased by any loan account interest and reduced by any loan account interest allocated to the guaranteed interest account or the separate account. The loan account accumulation value will be credited daily with an annual rate of interest of not less than 3 percent. Any interest credited on the Policy's accumulation value in the loan account in excess of the guaranteed minimum rate will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.


      PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

      We pay the costs of selling Policies, some of which are described in more detail in the "Compensation Paid for the Sale of Policies" section of this prospectus. Sale of the Policies benefits the Funds by providing increased distribution of the shares of the Funds. The Funds, or their investment advisers or principal underwriters, may pay us (or our affiliates) a fee for the purpose of reimbursing us for the costs of certain distribution or operational services that we provide and that benefit the Funds. Payments from an underlying fund that relate to distribution services are made pursuant to the Fund's 12b-1 plan, under which the payments are deducted from the Fund's assets and described in the fee table included in the Fund's prospectus. The 12b-1 payments from underlying funds range in amount from 0 percent to 0.25 percent of fund assets held in the Account.

      In addition, payments may be made pursuant to service/administration agreements between us (or our affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. Service and administrative payments are paid to us or our affiliates for such things as our aggregation of all policy owner purchase, redemption, and transfer requests within the sub-accounts of the Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Account aggregates such transactions through the Account's omnibus account with an underlying mutual fund, the Fund avoids the expenses associated with processing individual transactions. Service and administrative payments received by us or our affiliates range in amount from 0 percent to 0.20 percent of fund assets held in the Account.



INFORMATION ABOUT THE POLICY


      VARIABLE UNIVERSAL LIFE INSURANCE

      This Policy is a universal life insurance policy which permits you to determine the amount of life insurance protection and the amount of premiums you plan to pay. Universal life allows you the flexibility to customize a Policy to meet your needs and to change your Policy after issue to meet your changing needs and objectives. You may change the face amount and planned premium subject to the limitations described herein, so long as the Policy remains in force.

      FLEXIBILITY AT ISSUE    Subject to certain minimums, maximums and our
      underwriting standards, you may choose any level of premium or death benefit that you wish. Under the Policy, the highest premium permitted at the time of issue, for a specific death benefit, is one which is allowed under the Code for the Policy to qualify as life insurance. The smallest premium that we will accept at the time of issue is the initial minimum premium (shown on your policy data pages). The amount of the initial minimum premium will depend on the Policy's initial face amount, the death benefit option; the insured's age at issue, gender, risk classification and any additional benefit agreements chosen. The minimum initial face amount is $100,000.

      If your Policy is issued with the Death Benefit Guarantee Agreement, you must allocate premiums to any of the Ibbotson ETF Asset Allocation Portfolios or to the Guaranteed Interest Account. Your allocation of premium may be made in any combination or percentages to those accounts. Policies issued after August 19, 2013 with the Death Benefit Guarantee Agreement, may have premium limitations. Please see "SUPPLEMENTAL AGREEMENTS -- DEATH BENEFIT GUARANTEE AGREEMENT" for more information.


      POLICY CHANGES

      The Policy allows you to change the face amount or the death benefit option of the Policy after it has been issued, subject to the limitations described more fully below. Changes in face amount or the death benefit option are referred to as policy changes. A partial surrender of a Policy's accumulation value or a change in risk classification are also policy changes. You may make one policy change or a combination of policy changes at one time. Policy changes may only be made after the first policy year.

      A request to change your Policy's face amount must be made within the insured's lifetime. The minimum change in face amount must be at least $5,000 except for face amount changes which are the result of a partial surrender.

      You must submit an application to us at our home office to increase the face amount. The application must include evidence of insurability satisfactory to us. The effective date of the increase in face amount will be the first monthly policy anniversary on or following the date we approve the increase in face amount. Policy face increases made pursuant to the Guaranteed Insurability Option or the Inflation Agreement will not require evidence of insurability and must be made under the terms of those agreements.

      To decrease your face amount, you must send to us at our home office a written request. The initial face amount or any subsequent increase in face amount may be decreased if it has been in force for at least one year. The effective date of the decrease will be the first monthly policy anniversary on or following the date we approve your written request.

      If there have been prior increases in face amount, any decrease in face amount will be made in the following order:

           1.  first, from the most recent increase in face amount;

           2. second, from increases in face amount in the reverse order in which they were added; and

           3.  finally, the initial face amount.

      If a face amount decrease would cause your Policy to be disqualified as life insurance under the Code, we will not approve your request. Unless you have specified otherwise in writing, we will not approve a face amount decrease that would cause your Policy to be classified as a modified endowment contract under the Code or to have other tax consequences. See "Federal Tax Status."

      If you have chosen the Level Option death benefit and request a partial surrender, we will reduce the face amount of the Policy by the amount of the partial surrender. A partial surrender will not result in a reduction in the face amount of your Policy if either the Increasing Option or Sum of Premiums Option death benefit is in effect.

      If your Policy is issued with the Death Benefit Guarantee Agreement, transfers may only be made between the Ibbotson ETF Asset Allocation Portfolios and the Guaranteed Interest Account. Transfers to other sub-accounts will not be allowed as long as the Death Benefit Guarantee Agreement is in effect.

      If you have added the LTC Agreement, when you make a claim and we pay a long term care benefit, your claim will include an instruction for us to automatically transfer all of your Policy's accumulation value that is in the Account to the guaranteed interest account. As long as we are paying long term care benefits, you will only be able to allocate premium payments to the Guaranteed Interest Account.

      Whenever a policy change is made, we will provide you with new policy data pages. The policy data pages will identify any new face amount, death benefit option, risk class, planned premium or age of the insured.

      Policy changes may only be made on a monthly anniversary of the policy date. Once on any given monthly policy anniversary, you may make one or a combination of policy changes. You may request a policy change by completing an application for change. Your policy change will be effective on the first monthly policy anniversary on or after the date we approve the policy change.

      TRANSACTION REQUESTS    We process requests for financial transactions
      and certain non-financial transactions under the Policy on the Valuation Date we receive your request at our home office in good order. This means that if we receive your request for a financial transaction prior to 3:00 p.m. Central time on a Valuation Date, or prior to the end of a Valuation Date, we will process the request at the unit values determined as of the end of that Valuation Date. If we receive your request for a financial transaction at or after 3:00 p.m. Central time, or after the end of a Valuation Date, or on a non-Valuation Date, we will process the request at the unit values determined as of the end of the next Valuation Date. We apply the same cutoff times for processing requests for certain non-financial transactions as well.

      Financial transactions include premium payments, surrenders, partial surrenders, transfers, policy changes and policy loans. Non-financial transactions subject to the same cutoff times as financial transactions include changes in allocation of net premium payments among investment options. Requests for surrenders, partial surrenders and policy changes must be made in writing and signed by you. Requests for transfers, policy loans and changes in the allocation of net premium payments may be made in writing or via telephone by you, or if authorized by you, your agent may make a request for transfer or policy loan by telephone. Written requests may be submitted to us by mail or by facsimile (FAX) transmission at 651-665-6955. Telephone requests may be made by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours. Requests for one-time transfer, one-time rebalance, and allocation of net premium changes may also be submitted through our internet eService Center at www.securianservice.com. We treat requests made via telephone, facsimile
      (FAX) and via our eService Center as received once the call or transmission ends. We treat requests submitted via mail as received when received in the mailroom of our home office.

      PROOF OF INSURABILITY    We require proof of insurability for all policy
      changes resulting in an increase in death benefit, except for increases made pursuant to an additional agreement. In addition, we require proof of insurability for partial surrenders where, at the request of the policy owner, no reduction is made in the Policy's death benefit. Decreases in face amount do not require evidence of insurability.

      We may also require evidence of insurability to change the risk classification of the insured or to add additional agreements to the Policy.

      CHARGE FOR POLICY CHANGE    Currently, we will assess a $60 charge to
      cover the administrative costs associated with processing a policy change and in no event will we increase the charge to more than $100. If, however, the only policy change is a partial surrender, we will assess a transaction charge equal to 2 percent of the amount surrendered, not to exceed $25. Because of the underwriting and selling expenses associated with any policy change resulting in an increase in face amount, we will assess a Policy Issue Charge for such a change. See "Policy Charges."

      APPLICATIONS AND POLICY ISSUE

      You must send a completed application and an initial premium payment to us at our home office to purchase the Policy. Before issuing a Policy, we will require evidence of insurability of the insured satisfactory to us, which in some cases will require a medical examination. The Policy is only available for insureds between issue ages 0-90. Our approval of an application is subject to our underwriting rules and we reserve the right to reject an application for any reason.

      If the application is accompanied by a check for at least the initial minimum premium and we approve the application, the policy date will be the issue date, which is the date we approve the application and issue the Policy. We use the policy date to determine subsequent monthly policy anniversaries.

      If we approve an application that is not accompanied by a check for the initial minimum premium, we may issue the Policy with a policy date which is 28 days after the issue date. Life insurance coverage will not begin until the initial minimum premium is paid. If the initial minimum premium is paid after the policy date (and the policy date is not changed as described below), you will have paid for insurance coverage during a period when no coverage was in force. In that circumstance you may request that the policy date be the date on which our home office receives the initial minimum premium. We will forward to you updated policy pages to reflect the change in policy date. You must make such request at or prior to the time you pay the initial minimum premium.

      In certain cases it may be to your advantage to have the policy date be the same as the issue date in order to preserve an issue age of the insured to provide more favorable cost of insurance rates. In that case, the initial minimum premium must be paid when the Policy is delivered to you. When the Policy is issued, the face amount, planned premium, death benefit option, and any additional agreements chosen will be listed on the policy data pages.

      SPECIAL PURCHASE PLANS.    Corporations purchasing Policies as part of an
      arrangement insuring multiple lives may add the Corporate Enhanced Values Agreement to their Policies. The Corporate Enhanced Values Agreement waives the Surrender Charge and provides an Enhancement Benefit for Policies surrendered under certain situations. For more information see "Supplemental Agreements -- Corporate Enhanced Values Agreement" and the Statement of Additional Information.


      POLICY PREMIUMS

      The amount of the initial minimum premium will depend on the Policy's initial face amount, the death benefit option, the insured's age at issue, gender, risk classification and any additional benefit agreements chosen. The initial minimum premium is due as of the policy date and must be paid on or before the date your Policy is delivered. Between the date we receive the initial minimum premium for the Policy and the date insurance coverage commences under the Policy, the life of the insured may be covered under the terms of a temporary insurance agreement. You may request temporary insurance coverage at the time of application in an amount up to $250,000. In order to receive such coverage, you must meet certain insurability requirements at the date of application, complete the application and pay the initial minimum premium. You may call or write us at our home office to obtain additional information regarding coverage under a temporary insurance agreement or the application of your initial minimum premium.

      All premiums after the initial minimum premium should be mailed to us at our home office. You may also elect to have premiums paid monthly under our automatic payment plan through pre-authorized transfers from your account at a bank or other financial institution, or if you meet the requirements to establish a group billing plan through your employer. You may make an online payment to pay a premium that is due through our internet eService Center at www.securianservice.com.

      Any premium payment after the initial minimum premium must be at least $50; for premiums paid under an automatic payment plan, the minimum premium payment must be at least $25. You may pay premiums at any time. We reserve the right to require evidence of insurability satisfactory to us for any premium payment that would result in an immediate increase in the net amount at risk under the Policy.

      When you apply for a Policy, you may elect to pay a planned premium which is shown on the policy data pages. We will send you a notice for the planned premium at the frequency shown on the policy data pages. You may request that we send you notices once a year, twice a year or four times a year. The amount of the planned premium and frequency you have chosen will be identified on the notice. You may change the amount and frequency of your planned premium payment at any time by written request. PAYMENT OF A PLANNED PREMIUM DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

      You may also pay your Planned Premium using the Premium Deposit Account Agreement. Under the Premium Deposit Account Agreement, you can make up to three payments that will be held in a Premium Deposit Account, a part of our General Account, and use those payments and interest credited on those payments to pay your Planned Premiums for up to ten years from the date of the payment. We will credit an annual rate of interest at least equal to a minimum annual rate of interest of 0.50% (the "PDA Minimum Rate") on each payment to the Premium Deposit Account. The PDA Minimum Rate will be in effect for the duration the payment remains in the Premium Deposit Account. In our sole discretion, we may credit an annual rate of interest higher than the PDA Minimum Rate on a payment to the Premium Deposit Account. We will send you a confirmation for each deposit you make to the Premium Deposit Account. The confirmation will indicate the annual rate of interest that is in effect for that deposit. For more information about the Premium Deposit Account Agreement see "Supplemental Agreements -- Premium Deposit Account Agreement."

      We intend that this Policy will qualify as a life insurance policy as defined by Code Section 7702. In order to maintain such qualification, we reserve the right to increase the amount of insurance on the insured, to return any excess accumulation value or premium, or to limit the amount of premium we will accept. There may be tax consequences to you if we must return part of the accumulation value in order to maintain the Policy's status as life insurance. See "Federal Tax Status." In the event the death benefit is increased to maintain qualification as a life insurance policy, we may make appropriate adjustments to any monthly charges or supplemental benefits that are consistent with such increase. In addition, unless you have specified otherwise in writing, if the payment of a premium would cause your Policy to be classified as a modified endowment contract under the Code, we will not accept a payment in excess of the amount that causes your Policy to become a modified endowment contract. See "Federal Tax Status." In rare situations, if we receive and allocate your premium prior to the Policy's anniversary date, your Policy would become a modified endowment contract (MEC). In that event, unless you have specified otherwise in writing, to prevent your Policy from becoming a MEC, we will hold your premium in a non-interest bearing account until its anniversary date. On the anniversary date, we will allocate your premium to the Guaranteed Interest Account or the sub-accounts of the Minnesota Life Individual Variable Universal Life Account according to your instructions.

      We assess a Premium Charge against each premium payment. The premium less the Premium Charge results in the net premium. Net premiums are allocated to the guaranteed interest account or sub-accounts of the Account which sub-accounts, in turn, invest in shares of the Portfolios.

      You must designate the allocation of net premiums on your application for the Policy. You may change your allocation instructions for future premium payments by forwarding to us a signed written request, or by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours, via facsimile (FAX) at 651-665-6955, and via our eService Center at www.securianservice.com. The allocation of net premiums to the guaranteed interest account or to any sub-account of the Account must be in multiples of 1 percent of the net premium.

      We reserve the right to delay the allocation of net premiums to the sub-accounts you designated for a period of up to 30 days after issuance of the Policy or after a policy change. In no event will any such delay extend beyond the free look period that applies in the state in which the Policy is issued. If we exercise this right, we will allocate net premiums to the guaranteed interest account until the end of the free look period. This right, which as of the date of the prospectus has not been implemented, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce our market risk during the free look period.

      We also reserve the right to restrict the allocation of net premiums to the guaranteed interest account. If we do so, no more than 25 percent of the net premium may be allocated to the guaranteed interest account. In addition, we reserve the right to further restrict the allocation of net premiums to the guaranteed interest account if the current interest rate we credit to the guaranteed interest account equals the minimum guaranteed interest rate. Currently, we do not exercise these restrictions.

      If mandated under applicable law, we may reject a premium. We may also provide information about a policy owner and a policy owner's account to government regulators.

      We reserve the right to refuse a premium payment if appropriate under our policies related to anti-money laundering or stranger owned life insurance policies. This means that if we exercise these rights, you will be required to comply with our anti-money laundering or stranger owned life insurance policies before we will accept additional premium payments from you. We will continue to take all Policy charges applicable to the Policy and optional agreements from the Policy accumulation value, which may result in your Policy terminating. You should consider these premium payment limitations, and all other limitations in this Policy, and how they may impact your long-term financial plans, especially since this Policy provides a death benefit that will only be payable if the Policy is still in force at the insured's death.

      If we exercise these rights, there will be no impact to premium payments received prior to the effective date of the limitation. In addition, Policy accumulation value and optional agreements will not be affected by the restriction, but Policy charges will continue to apply. We will apply these limitations in a non-discriminatory manner. See "Policy Loans -- Termination" and "Policy Charges."

      For Policies issued after August 19, 2013 and where you elected the Death Benefit Guarantee Agreement, we may limit the amount of premium you may pay under the Policy. Please see "SUPPLEMENTAL AGREEMENTS -- DEATH BENEFIT GUARANTEE AGREEMENT" for more information.

      SUB-ACCOUNT ALLOCATION    If your Policy is issued with the Death Benefit
      Guarantee Agreement, you must allocate your premium payments to the Guaranteed Interest Account or one of the following Financial Advisors Variable Insurance Trust (Ibbotson) ETF Portfolios; the Ibbotson Aggressive Growth ETF Asset Allocation Portfolio, the Ibbotson Balanced ETF Asset Allocation Portfolio, the Ibbotson Conservative ETF Asset Allocation Portfolio, the Ibbotson Growth ETF Asset Allocation Portfolio, or the Ibbotson Income and Growth ETF Asset Allocation Portfolio. Your allocation of premium may be made in any combination among those accounts. The policy owner may elect to change from any one of the current Ibbotson ETF Asset Allocation Portfolios to any other combination of Ibbotson ETF Asset Allocation Portfolios. Subsequent transfers among these accounts will be subject to our policies regarding transfers among the sub-accounts. See "Transfers." We reserve the right to add, delete or modify the Portfolios which may be used.

      You will be required to terminate the Death Benefit Guarantee Agreement prior to allocating premium payments to or making a transfer to a sub-account other than the Ibbotson ETF Asset Allocation Portfolios or the Guaranteed Interest Account.

      Each of the Ibbotson ETF Asset Allocation Portfolios is a Fund of Funds. Each portfolio invests in underlying exchange traded funds, also called "ETFs." The risks and objectives of each portfolio are described in detail in the Financial Investors Variable Insurance Trust prospectus which is part of the underlying funds prospectus.

      Each ETF Asset Allocation Portfolio is designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not insure a profit or protect against loss in a declining market.

      If you make premium payments while benefits are being paid on the LTC Agreement, you will only be able to allocate premium payments to the Guaranteed Interest Account.


      FREE LOOK

      It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may request to cancel the Policy and return the Policy to us or your agent within 30 days after you receive it. We will send to you within seven days of the date we receive your notice of cancellation and the Policy, the greater of (1) a full refund of the premiums you have paid, or (2) the surrender value of the Policy.

      If the Policy is changed, as described under the "Policy Changes" section of this prospectus, and if the change results in an increase in face amount and/or the addition of any agreements, you will have a right to examine the changed Policy and you may return the changed Policy within 30 days after you receive it. If you return the changed Policy, the face amount increase and/or additional agreements will be cancelled, and the Policy will continue in force.


      ACCUMULATION VALUE

      Your Policy's accumulation value equals your investment in the guaranteed interest account and the sub-accounts of the Account, plus any collateral held in the loan account for any loans you have taken. The accumulation value of the Policy varies with the investment experience of the guaranteed interest account and the sub-accounts of the Account.

      Unlike a traditional fixed benefit life insurance policy, your Policy's accumulation value cannot be determined in advance, even if you pay premiums as planned, because the separate account accumulation value varies daily with the investment performance of the sub-accounts. Even if you continue to pay premiums as planned, the separate account accumulation value of your Policy could decline to zero because of unfavorable investment experience and the assessment of charges.

      Upon request, we will tell you the accumulation value of your Policy. We will also send to you a report each year on the policy anniversary advising you of your Policy's accumulation value, the face amount and the death benefit as of the date of the report. It will also summarize your Policy transactions during the year. The information will be current as of a date within two months of its mailing. You may also access information regarding your Policy's accumulation value through our eService Center at www.securianservice.com.

      GUARANTEED INTEREST ACCOUNT ACCUMULATION VALUE    The guaranteed interest
      account accumulation value of your Policy equals the sum of the following:

           - the net premiums you allocate to the guaranteed interest account;

           - plus, any interest credited thereto, any loan repayments, any transfers of accumulation value from the sub-accounts of the Account and any allocation of loan account interest; and

           - less, any policy loans, partial surrenders, transfers of accumulation value to the sub-accounts of the Account and policy charges.

      SEPARATE ACCOUNT ACCUMULATION VALUE    The separate account accumulation
      value of your Policy is not guaranteed. We determine your Policy's separate account accumulation value by multiplying the current number of sub-account units for each sub-account in which you are invested by the current sub-account Unit Value for that sub-account and adding those values together. A sub-account unit is a measure of your Policy's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units credited is determined as of the end of the Valuation Date on which we receive your premium at our home office.

      Once determined, the number of units credited to your Policy will not be affected by changes in sub-account Unit Values. However, the number of units in a sub-account will be increased by the allocation of subsequent net premiums, loan repayments, transfers and loan account interest to the sub-account. The number of units will be decreased by policy charges, policy loans, transfers and partial surrenders from the sub-account. The number of units in a sub-account will decrease to zero if the Policy is surrendered or terminated.

      The Unit Value of a sub-account will be determined on each Valuation Date. The amount of any increase or decrease will depend on the net investment experience of the sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first Valuation Date. For any subsequent Valuation Date, its value is equal to its value on the preceding Valuation Date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent Valuation Date.

      The net investment factor is a measure of the net investment experience of a sub-account. The net investment factor for a valuation period is: the gross investment rate for such valuation period, plus any unit value credit under the Policy. We determine periodically whether Unit Value Credits apply. Unit Value Credits are not guaranteed. For any period we apply a Unit Value Credit, we will apply the credit each day when we calculate the Unit Value for the sub-account.

      The gross investment rate is equal to:

           1. the net asset value per share of a Fund share held in the sub-account of the Account determined at the end of the current valuation period; plus

           2. the per share amount of any dividend or capital gain distributions by the Fund if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

           3. the net asset value per share of that Fund share held in the sub-account determined at the end of the preceding valuation period.

      The table below describes the annual unit value credit that we may, in our sole discretion, apply to each sub-account of the Account. The annual unit value credit is expressed as a percentage of average annual Portfolio assets held by the sub-account. The amount of the unit value credit we may apply varies among sub-accounts and some sub-accounts may receive larger unit value credits than other sub-accounts. Some sub-accounts are not eligible for a unit value credit. Our payment of unit value credits may be discontinued at any time.

                                                                                                     ANNUAL UNIT
                                                                                                        VALUE
      SUB-ACCOUNT                                                                                      CREDIT
      -------------------------------------------------------------------------------               -------------

      AB Dynamic Asset Allocation Portfolio - Class B Shares                                            0.30
      AB International Value Portfolio - Class A Shares                                                 0.00
      Fidelity(R) Equity-Income Portfolio - Initial Class Shares                                        0.10
      Fidelity(R) Mid Cap Portfolio - Initial Class Shares                                              0.10
      Franklin Small Cap Value VIP Fund - Class 1 Shares                                                0.15
      Ibbotson Aggressive Growth ETF Asset Allocation Portfolio - Class I Shares                        0.12
      Ibbotson Balanced ETF Asset Allocation Portfolio - Class I Shares                                 0.12
      Ibbotson Conservative ETF Asset Allocation Portfolio - Class I Shares                             0.12
      Ibbotson Growth ETF Asset Allocation Portfolio - Class I Shares                                   0.12
      Ibbotson Income and Growth ETF Asset Allocation Portfolio - Class I Shares                        0.12
      Ivy Funds VIP Asset Strategy                                                                      0.45
      Ivy Funds VIP Core Equity                                                                         0.45
      Ivy Funds VIP Global Natural Resources                                                            0.45
      Ivy Funds VIP Growth                                                                              0.45
      Ivy Funds VIP International Core Equity                                                           0.45
      Ivy Funds VIP Pathfinder Moderate - Managed Volatility                                            0.25
      Ivy Funds VIP Science and Technology                                                              0.45
      MFS(R) VIT II International Value Portfolio - Initial Class                                       0.20
      PIMCO VIT Global Diversified Allocation Portfolio - Advisor Class Shares                          0.15
      Janus Aspen Janus Portfolio - Institutional Shares                                                0.00
      Janus Aspen Overseas Portfolio - Institutional Shares                                             0.00
      SFT Advantus Bond Fund - Class 1 Shares                                                           0.05
      SFT Advantus Index 400 Mid-Cap Fund - Class 1 Shares                                              0.05
      SFT Advantus Index 500 Fund - Class 1 Shares                                                      0.10
      SFT Advantus International Bond Fund - Class 1 Shares                                             0.00
      SFT Advantus Managed Volatility Fund                                                              0.05
      SFT Advantus Mortgage Securities Fund - Class 1 Shares                                            0.05
      SFT Advantus Real Estate Securities Fund - Class 1 Shares                                         0.10
      SFT Ivy(SM) Growth Fund                                                                           0.45
      SFT Ivy(SM) Small Cap Growth Fund                                                                 0.45
      SFT Pyramis(R) Core Equity Fund - Class 1 Shares                                                  0.20
      SFT T. Rowe Price Value Fund                                                                      0.45
      TOPS(R) Managed Risk Flex ETF Portfolio                                                           0.25
      UIF Emerging Markets Equity Portfolio - Class II Shares (Morgan Stanley)                          0.35
      Vanguard(R) Balanced Portfolio                                                                    0.00
      Vanguard(R) Capital Growth Portfolio                                                              0.00
      Vanguard(R) Diversified Value Portfolio                                                           0.00

                                                                                                ANNUAL UNIT
                                                                                                   VALUE
      SUB-ACCOUNT                                                                                 CREDIT
      -------------------------------------------------                                        -------------

      Vanguard(R) Equity Income Portfolio                                                          0.00
      Vanguard(R) High Yield Bond Portfolio                                                        0.00
      Vanguard(R) International Portfolio                                                          0.00
      Vanguard(R) Money Market Portfolio                                                           0.00
      Vanguard(R) Short-Term Investment-Grade Portfolio                                            0.00
      Vanguard(R) Small Company Growth Portfolio                                                   0.00
      Vanguard(R) Total Bond Market Index Portfolio                                                0.00
      Vanguard(R) Total Stock Market Index Portfolio                                               0.00

      We determine the value of the units in each sub-account on each day on which the corresponding Portfolio values its shares. In general, the net asset value of each Portfolio's shares is computed once daily as of the closing time for business on the New York Stock Exchange (typically 3:00 p.m. Central time).

      Some investment advisers to the Funds or their affiliates have an agreement with us or our affiliates to pay us or our affiliates for administrative, recordkeeping and shareholder services we provide to the Funds' Portfolios. We or our affiliates may also receive payments from the Funds, their investment advisers or principal underwriters to reimburse us for the costs of certain distribution or operational services that we perform and that benefit the Funds' Portfolios. See "Payments Made by Underlying Mutual Funds." The unit value credit represents a portion of or all of these amounts that we or our affiliates may receive that we may, in our sole discretion, apply to the sub-accounts that invest in the Funds' Portfolios. We will only provide unit value credits to a sub-account where the corresponding investment option, the investment adviser of that investment option or their affiliates compensate us or our affiliates for providing such services. Our decision to provide unit value credits to certain sub-accounts depends upon a number of factors, including, but not limited to, the level of assets held in the Guaranteed Interest Account, prevailing market interest rates, and anticipated future expenses and anticipated future revenues from variable contract operation. From time to time some of these arrangements may be renegotiated so that we receive a different payment than previously paid. These fee arrangements do not result in any additional charges to policy owners.

      All unit value credits and any gains or losses attributable to such amounts are treated as earnings under the Policy for tax purposes.

      LOAN ACCOUNT ACCUMULATION VALUE    The loan account accumulation value of
      your Policy equals the sum of the following:

           - all policy loans less all policy loan repayments;

           - plus, any loan account interest; and

           - less, any loan account interest allocated to the guaranteed interest account or the Account.

      We credit interest on the loan account accumulation value daily at an annual rate of interest of not less than 3 percent. We may, at our sole discretion, credit interest at a higher rate.


      TRANSFERS

      You may transfer accumulation value between the guaranteed interest account and the sub-accounts of the Account and among the sub-accounts. You may request a transfer or rebalance of accumulation


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
      value at any time while the Policy remains in force, and you may arrange in advance for systematic rebalance or dollar cost averaging. A rebalance re-allocates your accumulation value on a one-time or systematic basis; dollar cost averaging is a systematic transfer of accumulation value form one or more sub-account(s) to one or more other sub-account(s). Following your instructions as to the percentage of your accumulation value you wish to have in each of your sub-accounts, we will transfer amounts to and from those accounts to achieve the percentages you desire. We determine the amount you have available for transfers at the end of the Valuation Date on which we receive your request at our home office. Your request for transfer may be made in writing or you, or your agent if authorized by you, may make a request for transfer by telephone. To do so, you may call us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours. You may also submit your request for transfer to us by facsimile (FAX) transmission at 651-665-6955. You may also request a one-time transfer or rebalance through our eService Center.

      We process transfers based on the unit values determined at the end of the Valuation Date on which we receive your request for transfer at our home office. This means that if we receive your request for transfer prior to 3:00 p.m. Central time on a Valuation Date, or prior to the end of a Valuation Date, we will process the request at the unit values determined as of that Valuation Date. If we receive your request for transfer at or after 3:00 p.m. Central time, or after the end of a Valuation Date, or on a non-Valuation Date, we will process the request at the unit values determined as of the following Valuation Date. We treat transfer requests made via telephone and facsimile (FAX) as received once the call or transmission ends.

      You may transfer accumulation value among the sub-accounts an unlimited number of times in a policy year, subject to our limitations on market-timing and frequent trading activities and Portfolio limitations on the frequent purchase and redemption of shares. We reserve the right to limit transfers to and from the guaranteed interest account to one transfer per policy year. We also reserve the right to restrict the dollar amount of any transfer to or from the guaranteed interest account.

      The transfer transaction charge is guaranteed not to exceed $25. For purposes of assessing the charge, we consider all telephone, facsimile, written and/or eService Center requests processed on the same day to be one transfer, regardless of the number of sub-accounts (or guaranteed interest account) affected by the transfer(s). We currently do not assess a transfer transaction charge.

      We impose other restrictions on transfers. We reserve the right to require that the amount transferred to or from a sub-account or the guaranteed interest account be at least $250. If the accumulation value in a sub-account or the guaranteed interest account from which a transfer is to be made is less than $250, the entire accumulation value attributable to the sub-account or the guaranteed interest account must be transferred. If a transfer would reduce the accumulation value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining sub-account accumulation value in the amount transferred.

      If your Policy is issued with the Death Benefit Guarantee Agreement, transfers may only be made between the Ibbotson ETF Asset Allocation Portfolios and the Guaranteed Interest Account. Transfers to other sub-accounts will not be allowed as long as the Death Benefit Guarantee Agreement is in effect.

      If you have added the LTC Agreement, when you make a claim and we pay a long term care benefit, your claim will include an instruction for us to automatically transfer all of your Policy's accumulation value that is in the Account to the Guaranteed Interest Account. As long as we are paying long term care benefits, you will only be able to allocate premium payments to the Guaranteed Interest Account.

      TELEPHONE TRANSFERS    A request for transfer submitted to us via
      telephone is subject to the same conditions and procedures as would apply to a written transfer request. However, during periods of marked economic or market changes, you may have difficulty due to a heavy volume of telephone calls. In those circumstances, you should consider submitting a written transfer request while continuing to attempt to contact us via telephone. We reserve the right to restrict the frequency of, or otherwise modify, condition or terminate telephone transfer privileges. For more information on telephone transactions, contact us at our home office or at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time.

      With all telephone transactions, we will employ reasonable procedures to satisfy ourselves that instructions received from policy owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require policy owners to identify themselves through policy numbers, social security numbers and such other information we deem reasonable. We record telephone transfer instruction conversations and we provide policy owners with a written confirmation of each telephone transfer.

      MARKET-TIMING AND DISRUPTIVE TRADING    This Policy is not designed to be
      used as a vehicle for frequent trading (i.e., frequent transfers) in response to short-term fluctuations in the securities markets, often referred to as "market-timing." Market-timing activity and frequent trading in your Policy can disrupt the efficient management of the underlying Portfolios and their investment strategies, dilute the value of Portfolio shares held by long-term shareholders, and increase Portfolio expenses (including brokerage or other trading costs) for all Portfolio shareholders, including long-term policy owners invested in affected Portfolios who do not generate such expenses. It is our policy to discourage market-timing and frequent transfer activity, and, when we become aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity on affected Portfolios. You should not purchase this Policy if you intend to engage in market-timing or frequent transfer activity.

      We have developed policies and procedures to detect and deter market-timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for policy owners engaging in such activity. We employ various means to attempt to detect and deter market-timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying Portfolios will not suffer disruptions or increased expenses attributable to market-timing or abusive transfers resulting from other insurance carriers which invest in the same Portfolios. In addition, because our policies and procedures are discretionary, it is possible that some policy owners may engage in market-timing and other frequent transfer activity while others may bear the harm associated with such activity. Moreover, because market-timing can only be detected after it has occurred to some extent, our policies to stop market-timing activity do not go into effect until after we have identified such activity.

      We reserve the right to restrict the frequency of -- or otherwise modify, condition or terminate -- any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more policy owners is or would be to the disadvantage of other policy owners. Any new restriction that we would impose will apply to your Policy without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by a Portfolio attributable to transfers in your Policy. One or more of the following factors will be considered in determining whether to implement and administer any restrictions and assess any fees:

           - the dollar amount of the transfer(s);

           - whether the transfers are part of a pattern of transfers that appears designed to take advantage of market inefficiencies;

           - whether a Portfolio has requested that we look into identified unusual or frequent activity in the Portfolio;

           - the number of transfers in the previous calendar quarter; and

           - whether the transfers during a quarter constitute more than two "round trips" in a particular Portfolio. A round trip is a purchase into a Portfolio and a subsequent redemption out of the Portfolio, without regard to order.

      In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market-timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only and may require your signature. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your Policy will be permanent.

      In our sole discretion, we may revise our policies and procedures to detect and deter market-timing and other frequent trading activity at any time without prior notice.

      In addition to our market-timing procedures, the underlying Portfolios may have their own market-timing policies and restrictions. While we reserve the right to enforce the Portfolios' policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the market-timing policies and procedures of the Portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide the Portfolio promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific policy owners who violate the market-timing policies established by the Portfolios.

      In addition, the Funds may restrict the purchase of their shares in order to protect shareholders. In such case, if you request a transfer to a sub-account(s) that invests in a Fund that has restricted the purchase of its shares, we will not redeem accumulation value from the sub-account(s) from which the transfer would have otherwise been made, unless you submit a new request for transfer to our home office designating a new sub-account(s) to which the transfer should be made.



DEATH BENEFIT


      DEATH BENEFIT PROCEEDS

      As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on the Policy upon receipt at our home office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the beneficiary(ies), if living. If each beneficiary dies before the insured, we will pay the death benefit proceeds to the owner or the owner's estate, or, if the owner is a corporation, to it or its successor. We will pay the death benefit proceeds in a lump sum or under a settlement option.

      Death benefit proceeds equal:

           - the death benefit (described below);

           - plus any additional insurance on the insured's life under the Term Insurance Agreement;

           - plus under the Level Option death benefit, any premium paid after the date of the insured's death;

           - plus any additional insurance on the insured's life under the Interest Accumulation Agreement;

           - plus, for policies issued prior to April 29, 2011, any assessed monthly charges for the period after the insured's death;

           - minus any amounts paid under the Long Term Care Agreement;

           - minus any unpaid monthly charges;

           - minus any outstanding policy loan;

           - minus any accrued loan interest.

      We may further adjust the amount of the death benefit proceeds if we contest the Policy, if the insured dies by suicide or if you misstate the insured's age or gender. See "Statement of Additional Information."



      DEATH BENEFIT OPTIONS

      The Policy provides a death benefit. The death benefit is determined on each monthly policy anniversary and as of the date of the insured's death. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Level Option death benefit will automatically be in effect.

      The Policy is intended to qualify under Code Section 7702 as a life insurance policy for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached agreement will be interpreted to ensure such qualification, regardless of any language to the contrary.

      To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly charges or supplemental agreements that are consistent with such an increase. Adjustments will be reflected in the monthly charge assessment.

      Under Code Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test
      (CVAT)." You must choose either the GPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The death benefit will vary depending on which test is used.

      The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the death benefit be at least a certain percentage (varying each year by age of the insured) of the accumulation value. The CVAT does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage (varying based on the age and gender class of the insured) of the accumulation value.

      The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more death benefit in relation to accumulation value than is required by the GPT corridor. Therefore, for a Policy in the corridor with no additional agreements, as your accumulation value increases your death benefit will increase more rapidly under CVAT than it would under GPT.

      Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher death benefit, which may increase certain charges.

      UNDER THE GUIDELINE PREMIUM TEST (GPT) -- LEVEL OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

           1.  the face amount on the insured's date of death; or

           2. a specified "limitation percentage," called the Guideline Premium Test Death Benefit Percentage Factor (GPT DBPF) on your Policy's data pages, multiplied by the accumulation value on the insured's date of death.

      Under the Level Option, your death benefit remains level unless the limitation percentage multiplied by the accumulation value is greater than the face amount; then the death benefit will vary as the accumulation value varies.

      The limitation percentage is the minimum percentage of accumulation value we must pay as the death benefit under federal tax requirements. It is based on the age of the insured at the beginning of each policy year. The following table indicates the limitation percentages for the guideline premium test for different ages:

                                        AGE                          LIMITATION PERCENTAGE
                                     --------------        ---------------------------------------------
                                   40 and under                              250%
                                     41 to 45               250% minus 7% for each year over age 40
                                     46 to 50               215% minus 6% for each year over age 45
                                     51 to 55               185% minus 7% for each year over age 50
                                     56 to 60               150% minus 4% for each year over age 55
                                     61 to 65               130% minus 2% for each year over age 60
                                     66 to 70               120% minus 1% for each year over age 65
                                     71 to 75               115% minus 2% for each year over age 70
                                     76 to 90                                105%
                                     91 to 95               105% minus 1% for each year over age 90
                                     96 to 121                               100%

      If the Code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the accumulation value will increase our risk, and we will increase the cost of insurance we assess from the accumulation value.

      LEVEL OPTION GUIDELINE PREMIUM TEST ILLUSTRATION.    Assume that the
      insured's age is under 40. Under the Level Option, a Policy with a $100,000 face amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250 percent of the accumulation value, any time the accumulation value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 face amount. The figure $40,000 is derived because 250 percent of $40,000 equals $100,000. Every additional $100 added to the accumulation value above $40,000 will increase the death benefit by $250.

      Similarly, so long as the accumulation value exceeds $40,000, every $100 taken out of the accumulation value will reduce the death benefit by $250. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount, the death benefit will equal the face amount of the Policy.


      UNDER THE CASH VALUE ACCUMULATION TEST (CVAT) -- LEVEL OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

           1.  the face amount on the date of the insured's death; or

           2. the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.

      Under the Level Option, your death benefit remains level unless the accumulation value is greater than the net single premium as specified under Code Section 7702, multiplied by the face amount. The net single premium is based on the insured's gender and age.

      Under the CVAT, a "limitation percentage" may be defined as the value "1" divided by the net single premium. While the limitation percentages are defined differently for the GPT and the CVAT, they work identically with respect to the relationship between the accumulation value and the death benefit.

      If the Code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the accumulation value will increase our risk, and we will increase the cost of insurance we assess from the accumulation value.

      LEVEL OPTION CASH VALUE ACCUMULATION TEST ILLUSTRATION.    Assume that
      the Policy has a face amount of $100,000, and the limitation percentage is 225 percent. Under the Level Option, a Policy with a $100,000 face amount will generally pay $100,000 in death benefits. However, because the death benefit for the Policy must be equal to or be greater than 225 percent of the accumulation value, any time the accumulation value of the Policy exceeds $44,444, the death benefit of the Policy will exceed the $100,000 face amount. The figure $44,444 is derived because 225 percent of $44,444 equals $100,000. Every additional $100 added to the accumulation value above $44,444 will increase the death benefit of the Policy by $225.

      Similarly, so long as the accumulation value exceeds $44,444, every $100 taken out of the accumulation value will reduce the death benefit of the Policy by $225. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount, the death benefit of the Policy will equal the face amount of the Policy.


      UNDER THE GUIDELINE PREMIUM TEST -- INCREASING OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

           1. the face amount plus the accumulation value on the insured's date of death; or

           2. the limitation percentage (the GPT DBPF) multiplied by the accumulation value on the insured's date of death.

      Under the Increasing Option, the death benefit always varies as the accumulation value varies.

      INCREASING OPTION GUIDELINE PREMIUM TEST ILLUSTRATION.    Assume that the
      insured's age is under 40. Under the Increasing Option, a Policy with a face amount of $100,000 will generally pay a death benefit of $100,000 plus the accumulation value. Thus, a Policy with an accumulation value of $60,000 will generally have a death benefit of $160,000 ($100,000 + $60,000). The death benefit, however, must be at least 250 percent of the accumulation value. As a result, if the accumulation value of the Policy exceeds $66,666, the death benefit will be greater than the face amount plus the accumulation value. The figure of $66,666 is derived because 250 percent of $66,666 equals $100,000 + $66,666. Every additional $100 of accumulation value above $66,666 will increase the death benefit by $250.

      Similarly, any time the accumulation value exceeds $66,666, every $100 taken out of accumulation value will reduce the death benefit by $250. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount plus the accumulation value, then the death benefit will be the face amount plus the accumulation value of the Policy.


      UNDER THE CASH VALUE ACCUMULATION TEST -- INCREASING OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

           1. the face amount plus the accumulation value on the insured's date of death; or

           2. the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.

      Under the Increasing Option, the death benefit always varies as the accumulation value varies.

      INCREASING OPTION CASH VALUE ACCUMULATION TEST ILLUSTRATION.    Assume
      that the Policy has a face amount of $100,000, and the limitation percentage is 225 percent. Under the Increasing Option, a Policy with a face amount of $100,000 will generally pay a death benefit of $100,000 plus the accumulation value. Thus, a Policy with an accumulation value of $65,000 will generally have a death benefit of $165,000 ($100,000 + $65,000). The death benefit for the Policy must be at least 225 percent of the accumulation value. As a result, if the accumulation value of the Policy exceeds $80,000, the death benefit for the Policy will be greater than the face amount plus the accumulation value. The figure of $80,000 is derived because 225 percent of $80,000 equals $100,000 + $80,000. Every additional $100 of accumulation value above $80,000 will increase the death benefit of the Policy by $225.

      Similarly, any time accumulation value exceeds $80,000, every $100 taken out of accumulation value will reduce the death benefit of the Policy by $225. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount plus the accumulation value, then the death benefit for the Policy will be the face amount plus the accumulation value of the Policy.


      UNDER GUIDELINE PREMIUM TEST OPTION -- SUM OF PREMIUMS DEATH BENEFIT EQUALS THE GREATEST OF:

           1. the face amount plus the sum of all premiums paid less all partial surrenders; or

           2. the limitation percentage (the GPT DBPF) multiplied by the accumulation value on the insured's date of death.

      Under the Sum of Premiums Option, the death benefit always varies with the payment of premiums and partial surrenders taken.

      SUM OF PREMIUMS GUIDELINE PREMIUM TEST ILLUSTRATION.    Assume that the
      insured's age is under 40, premiums paid equal $60,000, partial surrenders equal $10,000, and the accumulation value equals $55,000. Under this scenario a Policy with the Sum of Premiums Option and a face amount of $100,000 will generally pay a death benefit of $150,000 ($100,000 + $60,000 - $10,000). The death benefit, however, must be at least 250 percent of accumulation value. As a result, if the accumulation value of the Policy exceeds $60,000, the death benefit will be greater than the face amount plus premiums paid less partial surrenders. The figure of $60,000 is derived because 250 percent of $60,000 equals $100,000 + $60,000 - $10,000. Every additional $100 of accumulation value above $60,000 will increase the death benefit by $250.

      Similarly, any time accumulation value exceeds $60,000, every $100 taken out of accumulation value will reduce the death benefit by $250. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount plus premiums paid less partial surrenders, then the death benefit will be the face amount plus premiums paid less partial surrenders.


      UNDER THE CASH VALUE ACCUMULATION TEST -- SUM OF PREMIUMS DEATH BENEFIT EQUALS THE GREATEST OF:

           1. the face amount plus the sum of all premiums paid less all partial surrenders; or

           2. the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.

      Under the Sum of Premiums Option, the death benefit always varies with the payment of premiums and partial surrenders taken.

      SUM OF PREMIUMS CASH VALUE ACCUMULATION TEST ILLUSTRATION.    Assume that
      premiums paid equal $80,000, partial surrenders equal $5,000, and the accumulation value equals $70,000. Also assume that the Policy has a face amount of $100,000, and the limitation percentage is 225 percent. Under this scenario a Policy with the Sum of Premiums Option and a face amount of $100,000 will generally pay a death benefit of $175,000 ($100,000 + $80,000 - $5,000). The death benefit for the Policy must be at least 225 percent of the accumulation value. As a result, if the accumulation value of the Policy exceeds $77,777, the death benefit for the Policy will be greater than the face amount plus premiums less partial surrenders. The figure of $77,777 is derived because 225 percent of $77,777 equals $100,000 + $80,000 - $5,000. Every additional $100 of accumulation value above $77,777 will increase the death benefit of the Policy by $225.

      Similarly, any time accumulation value exceeds $77,777, every $100 taken out of accumulation value will reduce the death benefit of the Policy by $225. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount plus premiums less partial surrenders, then the death benefit for the Policy, not including any agreements, will be the face amount plus premiums paid less partial surrenders.


      EFFECT OF PARTIAL SURRENDERS ON THE DEATH BENEFIT

      If you choose the Level Option, a partial surrender will reduce the face amount by an amount equal to the amount of the partial surrender. If you choose the Increasing or the Sum of Premiums Options, your face amount will not be affected by a partial surrender. Regardless of the death benefit option you choose, a partial surrender will reduce the death benefit by at least the amount of the partial surrender.


      CHOOSING DEATH BENEFIT OPTIONS

      You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your accumulation value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, the Level Option will become the death benefit option for your Policy, by default.

      You may find the Level Option more suitable for you if your goal is to increase your accumulation value through positive investment experience. Positive investment experience under the Level Option would result in a higher proportion of accumulation value to the death benefit, which may lower the total amount of fees and expenses we would charge. You may find the Increasing Option more suitable for you if your goal is to increase your total death benefit. Positive increases in the accumulation value would be reflected in your death benefit, which would result in a death benefit that equals your initial face amount plus the accumulation value. You may find the Sum of Premiums Option more suitable for you if your goal is to receive a death benefit which includes premiums paid. Your death benefit would be equal to your initial face amount plus the amount of premiums paid, less any premiums withdrawn in a partial surrender.


      CHANGING THE DEATH BENEFIT OPTION

      After the first policy year, you may change your death benefit option once each policy year. We will notify you of the new face amount.

          - You must send your written request to our home office.



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           - The effective date of the change will be the monthly policy anniversary on or following the date we approve your request for a change.

           - Changing your death benefit option may cause you to receive taxable income, may cause your Policy to become a modified endowment contract (MEC) or may have other unintended adverse federal tax consequences. See "Federal Tax Status." You should consult a tax adviser before changing your Policy's death benefit option.


      INCREASING/DECREASING THE FACE AMOUNT

      You may increase or decrease the face amount of the Policy. An increase or decrease in the face amount will affect your cost of insurance charge, your guideline premium or cash value accumulation tax calculation, and may have adverse federal tax consequences. You should consult a tax adviser before increasing or decreasing your Policy's face amount.

      If you have added the LTC Agreement to your Policy, decreasing the face amount of the Policy may lower the amount of long term care benefit (LTC amount) available under the LTC Agreement. If the Policy's face amount after the decrease is less than the LTC amount before the face decrease, the LTC amount will be equal to the new decreased face amount.

      An increase in face amount will be treated as an additional layer of coverage with its own monthly Policy Issue Charge, surrender charge and surrender charge period, unless you have added the Early Values Agreement or the Corporate Enhanced Values Agreement.

      Conditions for and impact of decreasing the face amount:

           - you must send your written request to our home office;

           - decreases are only allowed if the most recent coverage layer has been in force for at least one year;

           - we require your requested decrease in face amount to be at least $5,000;

           - you may not decrease your face amount if it would disqualify your Policy as life insurance under the Code;

           - if the decrease in face amount would cause your Policy to be classified a modified endowment contract (MEC) under the Code, we will not allow the decrease in face amount, unless you specifically instruct us in writing that you intend for the Policy to be classified as a MEC; and

           - a decrease in face amount will take effect on the monthly policy anniversary on or after we receive and approve your written request.

      Conditions for and impact of increasing the face amount:

           - your request must be applied for on a supplemental application and must include evidence of insurability satisfactory to us;

           - a requested increase in face amount requires our approval and will take effect on the monthly policy anniversary on or after the day we approve your request;

           - increases are only allowed after the first policy year;

           - we require your requested increase in face amount to be at least $5,000; and

           - each increase in face amount will have its own surrender charge that applies for 10 years after the date of the increase, unless you elect Early Values Agreement.



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           - increases made under either the Guaranteed Insurability Option, the Guaranteed Insurability Option for Business, the Business Continuation Agreement, or the Inflation Agreement will be processed according to the provisions of those agreements and will not require evidence of insurability satisfactory to us.


      SETTLEMENT OPTIONS

      There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under "Settlement Options" in your Policy and in the Statement of Additional Information.


      ABANDONED PROPERTY REQUIREMENTS

      Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of three to five years from the policy's maturity date or date the death benefit is due and payable. For example, if the payment of Death Benefit proceeds has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit proceeds in a timely manner, the Death Benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the Death Benefit proceeds (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call 800-277-9244 to make such changes.


      POLICY LOANS

      While your Policy is in force, you may submit a request to our home office to borrow money from us using only your Policy as the security for the loan. You may obtain a policy loan with a written request or by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours. You may also submit your request for policy loans to us by facsimile (FAX) transmission at (651) 665-6955. If you call us, you will be asked for security purposes, for your personal identification and policy number. We normally pay the loan amount within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions as described in the Statement of Additional Information. You may increase your risk of termination if you take a loan. A loan that is taken from, or secured by a Policy, may have adverse federal income tax consequences. See "Federal Tax Status."

      The maximum amount available for loans under your Policy is the Policy accumulation value less any applicable surrender charge and three (3) months of monthly charges. We determine this amount on the Valuation Date we receive your request for a loan at our home office. There is no minimum policy loan. When you take a loan, we will transfer an amount equal to the loan from your guaranteed interest account accumulation value and separate account accumulation value to the loan account, part of our general account. Unless you instruct us otherwise, we will transfer accumulation value from the guaranteed interest account and the sub-accounts of the Account in which you are invested on a pro-rata basis. Pro-rata basis means the loan amount will be transferred proportionally from the Accumulation Value of the each Account in which you have invested in relation to the total Accumulation Value of the Accounts. For example, if the Policy owner has allocated 50% of the Accumulation Value to the guaranteed interest account, 30% to sub-account No.1, and 20% to sub-account No. 2, we will transfer 50% of loan amount from the guaranteed interest account, 30% of the


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      loan amount from sub-account No. 1 and 20% of the loan amount from sub-account No. 2 to the loan account. We hold this amount as collateral for the loan in the loan account and such collateral will not be available for withdrawal.

      Your Policy will remain in force so long as the accumulation value less the sum of the policy loan and any unpaid policy loan interest is sufficient to cover the monthly charges when due. Otherwise, your Policy will terminate and there may be adverse tax consequences. See "Federal Tax Status." To prevent your Policy from terminating, you will have to make a loan repayment. We will notify you 61 days in advance of the termination of your Policy and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice.

      POLICY LOAN INTEREST    We will charge you interest on a policy loan at
      the annual rate of interest shown on the policy data pages of your Policy while your policy loan is outstanding. Currently, we charge an annual rate of interest of 4 percent. Policy loan interest becomes due and payable:

           - on a policy loan transaction;

           - on each policy anniversary;

           - on surrender or termination of the Policy; or

           - on the date of the death of the insured.

      Loan interest can be paid via check or you may make an online payment through our internet eService Center at www.securianservice.com. If you do not pay the interest on your loan when due, your policy loan will be increased by the amount of the unpaid interest.

      We also credit interest to amounts in the loan account at least equal to the interest rate shown on the policy data pages. Currently, we credit an annual rate of interest which is not less than your policy loan interest rate minus 1 percent. However, if your Policy has been in force for ten years or more, we will credit your loan amount with an annual rate of interest equal to the policy loan rate minus .10 percent. On the date of each policy loan transaction and policy anniversary, we will allocate any accrued loan account interest on a pro-rata basis to the guaranteed interest account and the sub-accounts of the Account based on your accumulation value in each investment option. Pro-rata basis means interest will be credited proportionally to the Accumulation Value in each Account in relation to the total Accumulation Value of all Accounts. For example, if the Policy owner has allocated 50% of the Accumulation Value to the guaranteed interest account, 30% to sub-account No.1, and 20% to sub-account No. 2, we will allocate 50% of loan interest amount to the guaranteed interest account, 30% of the loan interest amount to sub-account No. 1 and 20% of the loan interest amount to sub-account No. 2.

      POLICY LOAN REPAYMENTS    If your Policy is in force, you may repay your
      loan in part or in full at any time before the insured's death. Your loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the Policy. When we receive a payment from you, we will automatically treat that payment as premium unless you specify otherwise when the payment is made. Payments specified as loan repayments will not be subject to a premium charge.

      When you repay a loan, we transfer the repayment amount from the loan account to your guaranteed interest account accumulation value and your separate account accumulation value. Unless you direct us otherwise, we will transfer the repayment amount on a pro-rata basis to the guaranteed interest account and the sub-accounts of the Account based on your accumulation value in each investment option on the Valuation Date we receive your loan repayment at our home office. Pro-rata basis means


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      the repayment amount will be transferred proportionally to the
      Accumulation Value in each Account in which you are invested in relation to the total Accumulation Value of the Accounts. For example, if the Policy owner has allocated 50% of the Accumulation Value to the guaranteed interest account, 30% to sub-account No.1, and 20% to sub-account No. 2, we will transfer 50% of the loan repayment amount to the guaranteed interest account, 30% of the loan repayment amount to sub-account No. 1 and 20% of loan repayment amount to sub-account No. 2. We reserve the right to restrict the amount of any loan repayment to the guaranteed interest account.

      A policy loan, whether or not it is repaid, will have a permanent effect on the accumulation value, and depending upon the death benefit option you have chosen, the death benefit. As long as a loan is outstanding the collateral for the loan in the loan account is not affected by the investment performance of sub-accounts and may not be credited with the rates of interest we credit accumulation value in the guaranteed interest account.

      TERMINATION    If the accumulation value less the sum of the policy
      loan(s) and any unpaid policy loan interest is insufficient to cover the monthly charges on a monthly policy anniversary, a 61-day grace period begins. Your Policy will remain in force during the grace period. You may pay premiums during this grace period to cover the insufficiency and continue your Policy in force beyond the grace period. We will send you and any assignee of record, at the last known address, at least 31 days prior to the end of the grace period, a written notice indicating the due date and the payment required to keep your Policy in force.

      The payment required to keep your Policy in force after the grace period commences is equal to three times the sum of all the monthly charges that were due at the beginning of the grace period, plus the premium charge that would apply. If the payment is not paid by the end of the grace period, your Policy will terminate without value. If the insured dies during the grace period, the death proceeds will be paid to the beneficiary.

      If the Policy terminates with an outstanding loan balance, the amount of that outstanding loan will be treated as a distribution, which could be taxable depending upon your investment in the Policy. This means that as a result of a Policy termination, you could recognize taxable income without any distribution of Policy accumulation value in the form of cash that could be used to pay any income tax due. You should consult your tax advisor regarding the tax treatment of a Policy termination with an outstanding loan balance. See "Federal Tax Status."

      REINSTATEMENT    At any time within three years from the date of policy
      termination while the insured is living, you may ask us to restore your Policy to an in-force status, unless you surrendered your Policy. We will require each of the following to reinstate your Policy:

           1.  your written request to reinstate the Policy;

           2. that you submit to us at our home office during the insured's lifetime evidence satisfactory to us of the insured's insurability so that we may have time to act on the evidence during the insured's lifetime;

           3. a payment sufficient to cover all monthly charges and policy loan interest due and unpaid during the grace period; and

           4. a premium sufficient to keep the Policy in force for three (3) months after the date of the reinstatement.

      The effective date of reinstatement will be the first monthly policy anniversary on or following the date we approve your request for reinstatement. The Surrender Charge and Policy Issue Charge schedules that were in place at the end of the grace period will be effective at the reinstatement date.


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      We will send you new policy data pages when your Policy is reinstated. If you elected the Early Values Agreement or the Corporate Enhanced Values Agreement at Policy issue, you will be required to reinstate those Agreements also.

      Reinstating your Policy may have adverse tax consequences. You should consult your tax advisor before you reinstate your Policy. See "Federal Tax Status".


      SURRENDER

      You may request to surrender your Policy at any time while the insured is living and the Policy is in force. A surrender may have tax consequences. See "Federal Tax Status."

      The surrender value of the Policy is the accumulation value less any unpaid policy charges which we assess against accumulation value, less any policy loan, less any unpaid policy loan interest and less any surrender charges. If you have elected the Early Values Agreement or the Corporate Enhanced Values Agreement, the Surrender Value will not be reduced by Surrender Charges. We determine the surrender value as of the Valuation Date on which we receive your signed written request for surrender of the Policy at our home office. You may request that the surrender value be paid to you in cash or, alternatively, paid under a settlement option we offer. We may require that you return the Policy.

      If you surrender your Policy during the first ten policy years or during the first ten years following an increase in face amount, we will assess a Surrender Charge, which may significantly reduce the surrender value. If you have elected the Early Values Agreement or the Corporate Enhanced Values Agreement, the Surrender Value will not be reduced by the Surrender Charge. See "Policy Charges." The amount you receive on surrender may be more or less than the total premiums you paid under the Policy. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. A surrender may have tax consequences. See "Distributions Other Than Death Benefits from Modified Endowment Contracts" and "Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts."

      We will pay surrender or partial surrender proceeds as soon as possible, but not later than seven days after we receive your written request for surrender or partial surrender. However, if any portion of the accumulation value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the check has cleared and the funds have been collected.


      PARTIAL SURRENDER

      While the insured is living and the Policy is in force, you may request a partial surrender of the accumulation value of your Policy by forwarding your request to our home office. The partial surrender must be at least $500. The maximum partial surrender we will allow is the accumulation value: (i) less any outstanding policy loan and accrued loan interest,
      (ii) less the amount of any Surrender Charge applicable at that time, and
      (iii) less three (3) months of monthly charges. For each partial surrender, we assess a Partial Surrender Transaction Charge of 2 percent of the amount of the partial surrender, up to $25.

      You may tell us from which sub-accounts and the guaranteed interest account to make a partial surrender. If there is insufficient value in any sub-account or the Guaranteed Interest Account you designate, we will not process the partial surrender until you designate other sub-accounts (or the Guaranteed Interest Account) that have sufficient value to complete the partial surrender. If you do not specify, the partial surrender will be deducted from your accumulation value in the guaranteed interest account and the sub-accounts on a pro-rata basis. Pro-rata basis means Accumulation Value will be transferred proportionally from each Account you are invested in relation to the total


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      Accumulation Value of the Accounts. For example, if the Policy owner has allocated 50% of the Accumulation Value to the guaranteed interest account, 30% to sub-account No.1, and 20% to sub-account No. 2, we will surrender 50% of the partial surrender amount from guaranteed interest account, 30% of the partial surrender amount from sub-account No. 1 and 20% of the partial surrender amount from sub-account No. 2. We will process the partial surrender at the unit values next determined after we receive your request at our home office. This means that if we receive your request for partial surrender prior to 3:00 p.m. Central time, we will process the request at the unit values determined as of that Valuation Date. If we receive your request for partial surrender at or after 3:00 p.m. Central time, we will process the request at the unit values determined as of 3:00 p.m. Central time on the following Valuation Date.

      If a partial surrender would cause your Policy to be disqualified as life insurance under the Code, we will not process your request for partial surrender. In addition, unless you have instructed us otherwise in writing, if a partial surrender would cause your Policy to be classified as a modified endowment contract under the Code, we will not process your request for partial surrender. Under the Level Option death benefit, a partial surrender will cause a decrease in the face amount of the Policy equal to the amount of the partial surrender. For each death benefit option, a partial surrender will decrease the amount of the death benefit proceeds payable.

      We reserve the right to defer the payment of surrender and partial surrender proceeds for up to six months from the date of your written request, if such proceeds would be paid exclusively from your accumulation value in the guaranteed interest account. In that case, if we postpone payment for more than 31 days, we will pay you interest at 3 percent annual rate for the period during which payment is postponed.

      If mandated under applicable law, we may block an owner's account and thereby refuse to pay any request for surrender or partial surrender until instructions are received from the appropriate regulator. We may also be required to provide additional information about an owner and owner's account to government regulators.


      POLICY CHARGES

      We assess certain charges against premiums and accumulation value under the Policy. The maximum and minimum charges and the charges for certain specified insureds are described in the "Fee Tables" section of this prospectus. The charges compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.


      SERVICES AND BENEFITS WE PROVIDE:

           - the death benefit, cash, and loan benefits under the Policy;

           - investment options, including premium payment allocations;

           - administration of elective options; and

           - the distribution of reports to owners.


      COSTS AND EXPENSES WE INCUR:

           - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Agreements);

           - overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and



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           - other costs of doing business, such as collecting premium payments, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.


      RISKS WE ASSUME:

           - that the cost of insurance charges we may assess are insufficient to meet our actual claims because insureds die sooner than we estimate; and

           - that the costs of providing the services and benefits under the Policies exceed the charges we assess.

      PREMIUM CHARGE    Prior to allocation of a premium payment, we assess a
      charge from each premium payment to compensate us for distribution and administrative expenses and certain taxes associated with our issuance and maintenance of the Policy. We credit the remaining amount (the net premium) to your Policy's accumulation value according to your allocation instructions. The current Premium Charge is 4.0 percent of each premium and is guaranteed not to exceed 7.0 percent of each premium.

      The premium charge includes premium taxes that we are required to pay to the state in which this Policy is issued, which may range from 0 percent to 2.5 percent.

      ACCUMULATION VALUE CHARGES    We assess the following charges against
      your accumulation value: (1) a Monthly Policy Charge; (2) a Policy Issue Charge; (3) a Cost of Insurance Charge; (4) a Mortality and Expense Risk Charge; (5) a Cash Extra Charge; (6) certain transaction charges; (7) a Surrender Charge; and (8) charges for any Agreements you elect.

      Some of the accumulation value charges depend on the "risk class" of the insured. The risk class of an insured is based upon the insured's "underwriting class" and "tobacco class."

      The underwriting class of the insured represents the level of mortality risk that we assume. The tobacco class refers to the tobacco use habits of the insured.

           1. MONTHLY POLICY CHARGE.    The Monthly Policy Charge is currently
              $8 per month and is guaranteed not to exceed a monthly charge equal to $12.00, plus $0.0125 per $1,000 of face amount under the Policy. The Monthly Policy Charge compensates us for certain administrative expenses we bear, including those attributable to the records we create and maintain for your Policy.

           2. POLICY ISSUE CHARGE.    We assess a monthly Policy Issue Charge
              for the first ten years following issuance of the Policy and for the first ten years following any increase in face amount. The charge varies based upon the age, gender and risk class of the insured. The Policy Issue Charge compensates us for our expenses of issuing, underwriting and distributing the Policy. The minimum guaranteed charge is $0.04 per $1,000 of initial face amount or face amount increase and the maximum guaranteed charge is $0.53 per $1,000 of initial face amount or face amount increase. The Policy Issue Charge for your Policy is shown on the policy data pages of the Policy.

           3. COST OF INSURANCE CHARGE.    We assess a monthly Cost of
              Insurance Charge to compensate us for underwriting the death benefit. The minimum guaranteed monthly charge is $0.015 per $1,000 of net amount at risk and the maximum guaranteed monthly charge is $83.33 per $1,000 of net amount at risk. The charge depends on a number of variables (insured's age, gender, risk class, and face amount) that would cause it to vary from Policy to Policy and from monthly policy anniversary to monthly policy anniversary. We calculate the Cost of Insurance Charge separately for the initial face amount and for any increase in face amount, each a


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           coverage layer. If we approve an increase in your Policy's face amount, a different risk class (and a different cost of insurance rate) may apply to the increase, based on the insured's circumstances at the time of the increase in face amount.

             The cost of insurance charge for a coverage layer is the net amount at risk for the coverage layer multiplied by the applicable cost of insurance rate. The net amount at risk varies with investment performance, the payment of premiums and the assessment of policy charges. The net amount at risk is equal to the death benefit payable divided by the net amount at risk divisor, as shown on the data pages of your Policy, minus the accumulation value of the Policy.

             COST OF INSURANCE RATES.    The actual monthly cost of insurance
             rates are based on our expectations as to future mortality and expense experience. The rates will never be greater than the maximum guaranteed cost of insurance rates for the initial face amount shown on the policy data pages of your Policy. The maximum guaranteed cost of insurance rates for any increase in face amount will be shown on the policy data pages we send to you at the time of the increase in face amount. These guaranteed rates are based on the 2001 Commissioner's Standard Ordinary Composite, Ultimate, Age Nearest Birthday, Sex-Distinct Mortality Tables (2001 Commissioner's Standard Ordinary Composite, Ultimate, Age Nearest Birthday, Table B Mortality Tables, if we issue the Policy on a unisex basis) and the insured's age. We occasionally review the adequacy of our cost of insurance rates and may adjust those charges prospectively depending upon our expectations about our future mortality and expense experience, Accumulation Value allocation, lapse rates, Policy duration, taxes, investment earnings and profit considerations. Any change in the cost of insurance rates will apply to all persons of the same age, risk class, and number of full years insurance has been in force.

             In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured grows older. Also our cost of insurance rates will generally be lower if the insured is a female than if a male, unless we issue the Policy on a unisex basis. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insureds who present particular health, occupational or non-work related risks may require higher cost of insurance rates under their Policies.

           4. MORTALITY AND EXPENSE RISK CHARGE.    We assess a monthly
              Mortality and Expense Risk charge to compensate us for certain mortality and expense risks we assume. The mortality risk is that the insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

             This charge currently is equal to a monthly rate of 0.030 percent of the accumulation value less the loan account value of the Policy in policy years one through ten. Currently, we do not assess a charge after the 10th policy year. We reserve the right to increase this charge to a maximum rate of .075 percent of the accumulation value of the Policy.

             If this charge does not cover our actual costs, we may absorb any such loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.

           5. CASH EXTRA CHARGE.    We may assess a monthly charge to
              compensate us for providing the death benefit under the Policy where the insured presents a heightened or increased level of mortality risk. The minimum guaranteed monthly charge is $0.00 and the maximum


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           guaranteed monthly charge is $100.00 per $1,000 of face amount. An insured may present increased mortality risk because of an outstanding medical condition (e.g., cancer that is in remission), or occupation or activity engaged in by the insured (e.g., sky-diving). We will assess the Cash Extra Charge only for the period of time necessary to compensate us for the heightened mortality risk we would bear as a result of an insured's outstanding medical condition, occupation or activity. The Cash Extra Charge, which is generally not applicable to most Policies, is uniquely determined for each insured and may vary based upon factors such as gender, risk class and age. The charge is defined as a level cost per thousand dollars of face amount. If a Cash Extra Charge applies to your Policy, the amount of the charge will be shown on the policy data pages of the Policy.

           6. TRANSACTION CHARGES.    We may assess certain transaction charges
              if you elect to make a policy change, take a partial surrender, or transfer accumulation value among the sub-accounts and the guaranteed interest account. We assess transaction charges from the accumulation value of your Policy.

             a. POLICY CHANGE TRANSACTION CHARGE.    We assess a Policy Change
                Transaction Charge to compensate us for expenses associated with processing a policy change such as an increase or decrease in face amount, a change in death benefit option or a change in your risk classification. Currently, the charge is $60 for each policy change. We guarantee the charge will not exceed $100.

             b. PARTIAL SURRENDER TRANSACTION CHARGE.    For each partial
                surrender, we assess a processing fee of 2 percent of the amount surrendered, up to $25, from the remaining accumulation value. The fee compensates us for the administrative costs in generating the withdrawal payment and in making all calculations which may be required because of the partial surrender.

             c. TRANSFER TRANSACTION CHARGE.    The transfer transaction charge
                is guaranteed not to exceed $25. For purposes of assessing the charge, we consider all telephone, facsimile, written and/or eService Center requests processed on the same day to be one transfer, regardless of the number of sub-accounts (or guaranteed interest account) affected by the transfer(s). We currently do not assess a transfer transaction charge.

           7. SURRENDER CHARGE.    If your Policy terminates or you fully
              surrender your Policy during the first 10 policy years or within 10 years after any increase in face amount, we assess a surrender charge from your accumulation value and pay the remaining amount (less any unpaid policy charges, outstanding policy loan and accrued interest) to you. The payment you receive is called the surrender value.

             The surrender charge equals 1.40 times the lesser of: (1) 60 times the Policy Issue Charge for the initial face amount or the face amount increase as applicable, or (2) the sum of any remaining Policy Issue Charges for the initial face amount or the face amount increase, as applicable, measured from policy termination or full surrender to the end of the ten year surrender charge period. Increases in face amount have their own surrender charge penalty period. THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THESE CHARGES BEFORE YOU REQUEST A SURRENDER OR INCREASE IN FACE AMOUNT. UNDER SOME CIRCUMSTANCES THE LEVEL OF SURRENDER CHARGES MIGHT RESULT IN NO SURRENDER VALUE BEING AVAILABLE.

             We assess the Surrender Charge to compensate us partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the


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          prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and policy issue. We do not expect Surrender Charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

             If you have elected the Early Values Agreement or the Corporate Enhanced Values Agreement, the Surrender Charge will be waived on your Policy. See "Early Values Agreement" and "Corporate Enhanced Values Agreement" under the "Other Policy Provisions" of this prospectus.

          8. CHARGES FOR AGREEMENTS.    We assess the following monthly charges
             for supplemental insurance benefits that you may add to your Policy by Agreement:

             WAIVER OF PREMIUM -- the minimum guaranteed monthly charge is $0.01 per $1,000 of face amount and the maximum guaranteed monthly charge is $0.51 per $1,000 of face amount.

             WAIVER OF CHARGES -- the minimum guaranteed monthly charge is $0.01 per $1,000 of face amount and the maximum guaranteed monthly charge is $0.38 per $1,000 of face amount.

             DEATH BENEFIT GUARANTEE -- the minimum guaranteed monthly charge is $0.02 per $1,000 of net amount at risk and the maximum guaranteed monthly charge is $83.33 per $1,000 of net amount at risk.

             TERM INSURANCE -- the minimum guaranteed monthly charge is $0.015 per $1,000 of net amount at risk and the maximum guaranteed monthly charge is $83.33 per $1,000 of net amount at risk.

             FAMILY TERM INSURANCE -- CHILDREN -- the guaranteed monthly charge is $0.40 per $1,000 of coverage.

             OVERLOAN PROTECTION -- the minimum guaranteed charge upon exercise of the Agreement is 7 percent of Policy accumulation value at exercise and the maximum guaranteed charge upon exercise of the Agreement is 7 percent of Policy accumulation value at exercise.

             INTEREST ACCUMULATION -- the minimum guaranteed monthly charge is $0.015 per $1,000 of increased net amount at risk provided by the agreement and the maximum guaranteed monthly charge is $83.33 per $1,000 of increased net amount at risk provided by the agreement.

             EARLY VALUES AGREEMENT -- the minimum guaranteed monthly charge is
             0.01 percent of the accumulation value less any policy loan and the maximum guaranteed monthly charge is 0.05 percent of the accumulation value less any policy loan. For purposes of determining the charge for this Agreement, policy loan interest that has accrued, but which has not been paid or added to the policy loan account, will be included as part of the policy loan being subtracted from the accumulation value.

             GUARANTEED INSURABILITY OPTION -- the minimum guaranteed monthly charge is $0.0292 per $1,000 of agreement coverage and the maximum guaranteed monthly charge is $0.192 per $1,000 of agreement coverage. The charge shown for the GIO is a monthly charge for the option to purchase, on the available option dates, the additional insurance coverage, which is also referred to as the additional coverage layers elected by the policy owner when the GIO is purchased. The charge will apply from the date the GIO is added to the Policy until the date the GIO terminates, which generally occurs on the last specified option date (which is generally the policy anniversary nearest the insured's fortieth birthday).



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             LONG TERM CARE AGREEMENT -- the minimum guaranteed monthly charge is $0.018 per thousand of long term care net amount at risk and the maximum guaranteed monthly charge is $3.619 per thousand of long term care net amount at risk. The monthly charge for the Long Term Care Agreement is calculated by multiplying the monthly rate by the long term care net amount at risk and dividing by one thousand. The long term care net amount at risk is equal to the greater of i) zero or ii) an amount that is calculated monthly using the LTC amount chosen by you when you purchase the agreement. Long term care net amount at risk is calculated by subtracting a portion of the accumulation value from the LTC amount. The portion of accumulation value for this calculation is found by multiplying the accumulation value, as of the date we take the charge, by a fraction, the numerator of which is the LTC amount and denominator is the Policy face amount. The charge for this agreement compensates us for the expenses we assume in providing the agreement coverage, which may include profits related to this agreement.

             The calculation of the charge for the Long Term Care Agreement is shown in the following example. If the Policy face amount is $1,000,000, the LTC amount is $500,000 and the accumulation value, as of the date we take the charge, is $100,000, the long term care net amount at risk is $450,000, calculated as follows: LTC amount ($500,000) minus $50,000, which is the product of the accumulation value ($100,000) and the ratio of the LTC amount to the Policy face value ($500,000/$1,000,000) or, $100,000 x .50 = $50,000.
             Using the current monthly rate of $0.11 per $1,000 of long term care net amount at risk (for a 55 year old male in the Preferred Select Non-Tobacco Risk Class), the monthly charge would be $450,000 multiplied by $0.11 and divided by 1,000 or $49.50 ($450,000 x .11/1,000= $49,500/1,000=$49.50).

             INFLATION AGREEMENT -- the minimum monthly charge is $ 0.50 and the maximum guaranteed monthly charge is $5.00. The charge shown for the Inflation Agreement is a monthly charge for the ability to purchase additional insurance every three years based upon changes in the Consumer Price Index. The charge will apply from the date the Inflation Agreement is added to the policy until the date the Inflation Agreement terminates. The Inflation Agreement charge is the same for all genders, risk classes, and ages.

             GUARANTEED INSURABILITY OPTION FOR BUSINESS (GIOB): the minimum guaranteed monthly charge is $0.065 per $1,000 of agreement coverage and the maximum guaranteed monthly charge is $0.602 per $1,000 of agreement coverage. The charge shown for the GIOB is a monthly charge for the option to purchase, on the available Option Dates, the additional insurance coverage, which is also referred to as the additional coverage layers elected by the policy owner when the GIOB is purchased.

             BUSINESS CONTINUATION AGREEMENT (BCA): the minimum guaranteed monthly charge per designated life is $0.0083 per $1,000 of agreement coverage and the maximum guaranteed monthly charge per designated life is $0.328 per $1,000 of agreement coverage. The charge shown for the BCA is a monthly charge for the option to purchase, at the death of a designated life, additional insurance coverage, which is also referred to as an additional coverage layer.

             CORPORATE VALUES ENHANCEMENT AGREEMENT -- the minimum guaranteed monthly charge is 0 percent of the accumulation value less any policy loan and the maximum guaranteed monthly charge is .12 percent of the accumulation value less any policy loan. For the purpose of determining the charge for this Agreement, policy loan interest that has accrued, but which has not been paid or added to the policy loan amount, will be included as part of the policy loan being subtracted from the accumulation value.



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              The Monthly Policy Charge, Policy Issue Charge, Cost of Insurance
              Charge, Mortality and Expense Risk Charge, Cash Extra Charge, and charges for Agreements, if any, are assessed in advance on the policy date and at every monthly policy anniversary.

              Charges will be assessed against the accumulation value in the guaranteed interest account and the sub-accounts on a pro-rata basis. Pro-rata basis means charges will be assessed proportionally from the Accumulation Value of the Accounts in which you are invested in relation to the total Accumulation Value of the Accounts. For example, if the Policy owner has allocated 50% of the Accumulation Value to the guaranteed interest account, 30% to sub-account No.1, and 20% to sub-account No. 2, we will take 50% of the charges from the guaranteed interest account, 30% of the charges from sub-account No. 1 and 20% of the charges from sub-account No. 2. If there is insufficient accumulation value in the guaranteed interest account and the sub-accounts, then we will assess charges against the loan account to the extent accumulation value in the loan account exceeds the amount of outstanding policy loans. However, if you instruct us in writing, we will assess the monthly policy charges against the guaranteed interest account or any of the sub-accounts that you specify.

      PORTFOLIO EXPENSES    The value of the net assets of each sub-account
      reflects the management fees and other expenses incurred by the corresponding Portfolio in which the sub-account invests. For further information, consult the Portfolios' prospectuses and the Annual Portfolio Operating Expenses table included in the "Fee Tables" section of this prospectus.

      OTHER POLICY PROVISIONS

      DEFERRAL OF PAYMENT    Normally, we will pay any proceeds under the
      Policy within seven days after our receipt of all the documents required for such payment. Other than the death proceeds, which are determined as of the date of death of the insured, we will determine the amount of payment as of the end of the Valuation Date on which we receive the request in good order at our home office.

      We reserve the right to defer the payment of proceeds under the Policy, including policy loans, for up to six months from the date of your request, if such payment would be taken from your accumulation value in the guaranteed interest account. In that case, if we postpone payment, other than a policy loan payment, for more than 31 days, we will pay you interest at 3 percent annual rate for the period beyond 31 days that payment has been postponed. We reserve the right to defer the payment of surrender, partial surrender, loan and death benefit proceeds from the sub-accounts and process transfers for the following: (a) any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); (b) when the SEC has determined that a state of emergency exists which may make such payment impractical; or (c) the SEC, by order, permits deferral for the protection of policy owners.

      If mandated under applicable law, we may block a policy owner's account and thereby refuse to pay any request for surrender, partial surrender, transfer, loans or death benefit proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about a policy owner and the owner's account to government regulators.

      BENEFICIARY    When we receive proof satisfactory to us of the insured's
      death, we will pay the death proceeds of a Policy to the beneficiary or beneficiaries named in the application for the Policy unless the owner has changed the beneficiary. In that event, we will pay the death proceeds to the beneficiary named in the last change of beneficiary request.

      If a beneficiary dies before the insured, that beneficiary's interest in the Policy ends with that beneficiary's death. Only beneficiaries who survive the insured will be eligible to share in the death


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      proceeds. If no beneficiary survives the insured we will pay the death proceeds of this Policy to the owner, if living, otherwise to the owner's estate, or, if the owner is a corporation, to it or its successor.

      You may change the beneficiary designated to receive the proceeds. If you have reserved the right to change the beneficiary, you can file a written request with us to change the beneficiary. If you have not reserved the right to change the beneficiary, we will require the written consent of the irrevocable beneficiary.

      Your written request to change the beneficiary will not be effective until it is recorded at our home office. After it has been so recorded, it will take effect as of the date you signed the request. However, if the insured dies before the request has been so recorded, the request will not be effective as to any death benefit proceeds we have paid before your request was recorded in our home office records.


      SUPPLEMENTAL AGREEMENTS

      The following Agreements offering supplemental benefits are available under the Policy. Some of the Agreements are subject to our underwriting approval. We may assess monthly charges for these Agreements from accumulation value. Charges for the Agreements are described in the "Periodic Charges Other Than Investment Option Operating Expenses" table in the "Fee Tables" section of this prospectus. Your agent can help you determine whether certain of the Agreements are suitable for you. These Agreements may not be available in all states. Please contact us for further details.

      WAIVER OF PREMIUM AGREEMENT    The Waiver of Premiums Agreement provides
      that in the event of the insured's total and permanent disability (as defined in the Agreement), we will credit the specified premium payment identified in the Policy to the Policy each month while the insured is disabled, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may also be added after the first policy anniversary subject to underwriting approval. This Agreement is not available if the Waiver of Charges Agreement is elected. We assess a separate monthly charge for this Agreement.

      WAIVER OF CHARGES AGREEMENT    The Waiver of Charges Agreement provides
      that in the event of the insured's total and permanent disability (as defined in the Agreement), we will waive the monthly charges under the Policy each month while the insured is disabled, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may also be added after the first policy anniversary subject to underwriting approval. This Agreement is not available if the Waiver of Premium Agreement is elected. We assess a separate monthly charge for this Agreement.

      FAMILY TERM AGREEMENT -- CHILDREN    The Family Term Agreement --
      Children provides fixed level term insurance on each of the insured's children (as defined in the Agreement) up to the first anniversary of the Agreement on or following the child's 25th birthday, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may be added after the first policy anniversary subject to underwriting approval. We assess a separate monthly charge for this Agreement.

      ACCELERATED BENEFITS AGREEMENT    The Accelerated Benefit Agreement
      allows you to receive a significant portion of your Policy's death benefit, if the insured develops a terminal condition due to sickness or injury (as defined in the Agreement). This Agreement is available at issue without underwriting approval and may be added after the first policy anniversary, again without underwriting approval. There is no separate charge for the Agreement.

      DEATH BENEFIT GUARANTEE AGREEMENT    The Death Benefit Guarantee
      Agreement will no longer be available for Policies issued after May 16, 2015. The Death Benefit Guarantee (DBG) Agreement provides that the Policy will remain in force even if the accumulation value is not sufficient to cover


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      monthly charges when due, as long as the Death Benefit Guarantee value
      (as defined in the Agreement) less any outstanding Policy loans is greater than zero. For example, if a Policy's has an accumulation value of $25,000 and an outstanding loan of $25,000, it will not have sufficient accumulation value from which we can subtract policy charges. If the DBG value exceeds $25,000, the Policy will not terminate at that time because the DBG value less the Policy loan is positive. This Agreement is available at issue without underwriting approval and may not be added after issue. The DBG value is an amount we calculate using the actual premium payments made and assuming a 4.25 percent interest rate is applied to those payments. We also assume certain expense and cost of insurance charges are deducted from the DBG value we calculate. Those expense and cost of insurance charges are similar to those that are deducted to calculate the Policy's actual accumulation value. The DBG value will vary based on the insured's issue age, underwriting class and the amount and timing of premium payments. The DBG value is not a value you may take a loan against or access by taking a withdrawal. A partial surrender of Policy accumulation value will reduce the DBG value by the greater of i) the amount of the partial surrender or ii) the DBG value (before the partial surrender) multiplied by a fraction, the numerator of which is the amount of the partial surrender and the denominator of which is the accumulation value (before the partial surrender). The DBG value is used solely to determine whether or not the Policy terminates when the accumulation value falls to zero. We will provide the policy owner with the amount of the DBG value upon request. We assess a separate monthly charge for this Agreement. If your Policy is issued with this Agreement, you must allocate your premiums to any of the Ibbotson ETF Asset Allocation Portfolios or the Guaranteed Interest Account. Your allocation of premium may be made in any combination among those accounts. Subsequent transfers may only be made among the Ibbotson ETF Asset Allocation Portfolios or the Guaranteed Interest Account and will be subject to our policies regarding transfers among the sub-accounts. See "Transfers."

      You will be required to terminate this Agreement prior to allocating premium payments to or making a transfer to a sub-account other than the Ibbotson ETF Asset Allocation Portfolios or the Guaranteed Interest Account. We will not return any charges previously taken for the Death Benefit Guarantee Agreement upon its termination.

      For Policies issued after August 19, 2013, where the DBG Agreement is added, we will not accept any annual premium that exceeds the annual premium limit for the DBG Agreement. You can obtain the amount of your DBG Agreement annual premium limit by requesting a personalized Policy illustration. We also identify the DBGA annual premium limit in the policy data pages. We believe the DBG annual premium limit will approximate five times the target premium shown on your Policy illustration, however it may vary depending upon the insured's characteristics, including gender, risk class, age and death benefit option chosen. The DBG Agreement annual premium limit also applies where we receive cash value from another policy in an exchange under Section 1035 or otherwise. We will waive the annual premium limit for the DBG Agreement only to the extent that premium in excess of the annual premium limit is necessary to prevent the Policy from terminating prior to the next Policy Anniversary.

      TERM INSURANCE AGREEMENT    The Term Insurance Agreement provides
      additional level term insurance coverage on the life of the insured. Subject to underwriting approval, this Agreement is available at issue and may not be added after issue. We assess a separate monthly charge for this Agreement.

      OVERLOAN PROTECTION AGREEMENT    The Overloan Protection Agreement
      provides that the Policy will not terminate because of a policy loan even where the accumulation value of the Policy is insufficient


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      to cover policy charges. This Agreement is available at issue without underwriting approval. The policy owner must elect to use the guideline premium test and cannot have elected to use the Accelerated Benefit Agreement, or waived charges or premiums under either the Waiver of Premium Agreement or the Waiver of Charges Agreement. Once exercised, the death benefit payable under the Policy will be the minimum death benefit payable as permitted under the Code at the time the Overloan Protection Agreement was exercised. The Agreement may be exercised on non-modified endowment contracts after the Policy has been in force for at least 15 years and the insured is over 75 years of age. Once elected, this Agreement will last until the Policy is surrendered or until the insured's death and will reduce the Policy death benefit by the amount of the loan account. We assess a one-time charge when the Agreement is exercised.

      INTEREST ACCUMULATION AGREEMENT    The IAA provides additional death
      benefit for policy owners that have elected the Sum of Premiums death benefit option and is intended to approximate the effect interest would have on the aggregate premiums applied to the Policy. Once exercised, this Agreement will provide additional death benefit equal to the Interest Accumulation Agreement increase factor chosen by the policy owner times the difference between the total death benefit and the face amount of the Policy. The policy owner may choose an Interest Accumulation Agreement increase factor from a specified range between 0 percent and 12 percent. This Agreement is available at issue subject to underwriting approval and may not be added after issue. The additional death benefit provided under this Agreement will be subject to monthly cost of insurance charges.

      The following example assumes a Policy face amount of $1,000,000, an annual premium payment of $10,000, an election of the Sum of Premiums death benefit option and an IAA increase factor of 6 percent. At the first policy anniversary, the Policy death benefit is $1,010,000 ($1,000,000 + $10,000) and the death benefit will be increased by an amount equal to the difference between the death benefit ($1,010,000) and the face amount of the Policy ($1,000,000), multiplied by the IAA increase percentage (6 percent), or $600 (($1,010,000 - $1,000,000) x
      .06). Consequently, the death benefit after the IAA increase is applied will be $1,010,600 ($1,000,000 + $10,000 + $600).

      EARLY VALUES AGREEMENT    The Early Values Agreement (EVA) waives the
      Surrender Charges that would ordinarily apply to your Policy. Electing this Agreement results in higher cash surrender values in the early years of Policy ownership. If you elect this Agreement, the accumulation value will be slightly lower than if this Agreement is not elected because of the charge for this Agreement. The minimum monthly charge for this Agreement is 0.01 percent of the accumulation value less any policy loan and the maximum monthly charge is 0.05 percent of accumulation value less any policy loan. For purposes of determining the charge for this Agreement, policy loan interest that has accrued, but which has not been paid or added to the policy loan account, will be included as part of the policy loan being subtracted from the accumulation value. This Agreement is only available at issue and may not be terminated once it is elected. If the Policy is terminated and later reinstated, the EVA must be added at reinstatement. You should only purchase this Agreement if higher cash surrender values in the early years of this Policy are important to you and you are willing to accept lower Policy accumulation values.

      GUARANTEED INSURABILITY OPTION    The Guaranteed Insurability Option
      (GIO) guarantees you the ability to purchase additional amounts of insurance coverage, which is also referred to as additional coverage layers, on the insured's life on specified option dates without additional underwriting. The minimum amount of additional coverage layer available is $10,000 and the maximum amount of additional coverage layer available is the lesser of $100,000 or the face amount of the base Policy on which the GIO is added. At the time the GIO is purchased, the policy owner will specify the maximum amount of insurance coverage or additional coverage layer that may be added to the Policy on each


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      specified option date. The GIO is only available for insureds between the ages of zero and forty. The policy owner may purchase the GIO at issue subject to underwriting of the insured. The policy owner may also add the GIO after the Policy is issued, subject to underwriting of the insured. The GIO may also be added to policies that were purchased prior to the initial date the GIO was available. The charge shown for the GIO is a monthly charge and will apply from the time the GIO is added to the Policy until the date the GIO terminates, which generally occurs on the last specified option date (which is generally the policy anniversary nearest the insured's fortieth birthday). The charge for the GIO will not be affected by the purchase of an additional coverage layer on a specified option date.

      The GIO guarantees that the policy owner will be able to purchase an additional coverage layer on the specified option dates, which occur on the policy anniversary nearest to the insured's birthday at ages 22, 25, 28, 31, 34, 37 and 40. You will also be able to purchase an additional coverage layer in the event the insured marries or enters into a legal partnership, experiences the birth of a child or the legal adoption of a child, each known as an alternative option date. If the policy owner exercises the GIO on an alternative option date, the next available specified option date will no longer be available. For example, if the insured marries at age 26, the policy owner may purchase an additional coverage layer effective as of the date of the marriage. Since there is no specified option date at age 26, the next specified option date available at age 28 will no longer be available. All of the remaining specified option dates (at ages 31, 34, 37 and 40) will continue to be available. On each available specified or alternative option date, the policy owner will be able to purchase an additional coverage layer up to the maximum amount elected under the GIO.

      The cost of insurance charge for any additional coverage layer will be calculated using the insured's age and the most recent underwritten risk class for the Policy at the time the GIO is exercised. The additional cost of insurance charges for any additional coverage layer will be deducted monthly from the Policy's accumulation value. There is no requirement to pay additional premium when adding an additional coverage layer under the GIO. However, adding additional coverage layers will increase the cost of insurance charges under the Policy and it may be necessary to pay additional premium to cover those increased cost of insurance charges. The cost of insurance charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the GIO. The Policy change transaction charge and a new surrender charge and surrender charge period will apply to each new additional coverage layer. The addition of an additional coverage layer under the Policy will not result in any other charges.

      The GIO and the monthly charge deducted for the GIO will terminate when the GIO terminates at the policy anniversary nearest the insured's fortieth birthday, which will correspond with the last specified option date under the GIO. The GIO and the monthly charge deducted for the GIO may terminate earlier than the policy anniversary nearest the insured's fortieth birthday if an alternative option date occurs after the insured's thirty-seventh birthday and before the policy anniversary nearest the insured's fortieth birthday and you elect to add an additional coverage layer on that alternative option date. The additional coverage layers purchased prior to termination of the GIO will continue after the termination of the GIO, unless such additional coverage layer is subsequently reduced or eliminated at the request of the policy owner, subject to any surrender charges. You should purchase the GIO if you believe that future changes in the insured's life (e.g., marriage, children) will result in your need for additional death benefit and you are concerned about the insured's ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the GIO and do not exercise the right to purchase additional insurance coverage or face amounts on the exercise date, you will still pay a charge for the GIO.



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      LONG-TERM CARE AGREEMENT    The LTC Agreement allows you to accelerate
      death benefits by receiving monthly benefit payments upon the insured meeting certain eligibility requirements. We will pay you a monthly benefit to assist with the expenses associated with the insured's nursing home care or home health care. To be eligible for benefits under this agreement, the insured must be certified by a licensed health care practitioner to be: (1) cognitively impaired or (2) unable to do at least 2 of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair). In addition, you must submit to us a plan for qualified long-term care services that is written by a licensed health care practitioner and which is based upon an assessment that the insured requires long term care services. Finally, the insured must also meet a 90-day waiting period, referred to as an elimination period, in which the insured is receiving long term care services. The elimination period can be satisfied by any combination of days of long term care facility stay or days of home health care, as those terms are defined in the Policy. These days of care or services need not be continuous, but must be accumulated within a continuous period of 730 days. The elimination period has to be satisfied only once while this Agreement is in effect.

      The benefit payments made under this Agreement may not cover all of the Insured's long-term care costs. The long term care benefits paid under this Agreement are intended to be "qualified long-term care insurance" under federal tax law, and may not be taxable to the policy owner. See "Tax Treatment of Policy Benefits." You should consult your tax advisor about the tax impact of purchasing this Agreement.

      This Agreement may be added to your Policy at any time after issue, subject to providing us evidence of insurability. We will consider applications for the LTC Agreement if the insured is receiving long term care at the time of the request; however it is unlikely that the insured's evidence of insurability will be satisfactory for issuing the Agreement. This Agreement will be subject to the incontestability provisions of the Policy, which are described in your Policy and in the Statement of Additional Information. See "Statement of Additional Information."

      You will select the maximum amount of long term care benefit (LTC amount) that you want when you purchase this Agreement. The LTC amount cannot be less than one hundred thousand dollars and cannot exceed the lesser of
      (i) the Policy face amount or (ii) five million dollars. You may also select either a two (2%) or four (4%) percent monthly benefit percentage that will be used to calculate your monthly benefit payment.

      If you decrease the face amount of the Policy, we may lower the amount of long term care benefit (LTC amount) available under the Agreement. If the Policy's face amount after the decrease is less than the LTC amount before the face decrease, the LTC amount will be equal to the new decreased face amount. If you request a partial surrender of your accumulation value, the LTC amount is set equal to the LTC amount that was in effect immediately prior to the partial surrender, multiplied by the ratio of the death benefit of the policy (without regard to any policy loan) after the partial surrender to the death benefit of the policy (without regard to any policy loan) immediately prior to the partial surrender. For example, if the Policy death benefit is $1,000,000 and the LTC amount is $500,000, a partial surrender of $100,000 would reduce the LTC amount to $450,000, which is calculated as follows: LTC amount before ($500,000) multiplied by the ratio of the death benefit after ($900,000) to the death benefit before ($1,000,000) or $500,000 x $900,000/$1,000,000 = $500,000 x .90 = $450,000.

      The monthly charge for the LTC Agreement will be affected by changes in the long term care net amount at risk. A decrease in the Policy face amount will change the long term care net amount at risk even if the LTC amount does not change because the proportion of the accumulation value used to reduce the LTC amount to calculate long term care net amount at risk will change. For example, if the

      Policy face amount is $1,000,000, the LTC amount is $500,000 and the accumulation value on the date of the Policy face amount reduction is $100,000, the long term care net amount at risk is $450,000, calculated as follows: LTC amount ($500,000) minus $50,000, which is the product of the accumulation value ($100,000) and the ratio of the LTC amount to the Policy face value ($500,000/$1,000,000) or, $100,000 x .50 = $50,000. If the Policy face value is reduced to $750,000, the new long term care net amount at risk will be $433,333, calculated as follows: LTC amount ($500,000) minus $66,667, which is the product of the accumulation value ($100,000) and the ratio of the LTC amount to the Policy face value ($500,000/$750,000), or $100,000 x .66667 = 66,667. The long term care net amount at risk will not be impacted upon a partial surrender of the accumulation value.

      When you submit a request for benefits under this Agreement, we will determine the amount of your benefit as a monthly amount. In order to begin receiving monthly benefits after the insured is determined to be eligible, you will need to submit evidence that the insured is continuing to incur monthly long term care costs. We may require you to complete any benefit forms on a monthly basis. Payments will generally be paid within fifteen days of when we receive proof that monthly long term care services have been provided.

      The maximum monthly benefit will be the lesser of:

           1. The monthly benefit percentage you chose times the LTC amount in effect; or

           2. The per diem amount allowed by the Health Insurance Portability and Accountability Act times the number of days in the month.

      You may request to receive a monthly benefit less than the maximum we determine. Choosing a lesser amount could extend the length of the benefit period. If you request less than the maximum benefit, you may request that benefit amount be changed, however, we will never pay more than the maximum monthly benefit allowed under the Internal Revenue Code. We will continue to make benefit payments to you until: 100% of the LTC amount has been paid, the Insured is no longer eligible for the benefit, the Policy is surrendered, the Policy terminates when the Policy loan plus the unpaid Policy loan interest exceed the accumulation value, we receive a request to cancel this Agreement or the Insured dies.

      In order to continue receiving benefits, you must submit to us, on a monthly basis, evidence that the insured is receiving long term care services. This evidence generally includes invoices for long term care services the insured receives. We may also require, no more than annually, a recertification by a licensed health care practitioner, that the insured is either (1) cognitively impaired or (2) unable to do at least 2 of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair).

      If you do not send us evidence that the insured is receiving long term care services on a monthly basis, we will not send you the monthly benefit. If you do not submit evidence that the insured is receiving long term care services for period of three consecutive months, you must request to reinstate monthly benefits by submitting additional information to us that the insured continues to be eligible for benefits under this agreement. We will require i) recertification by a licensed health care practitioner that the insured is either (1) cognitively impaired or (2) unable to do at least 2 of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair), ii) resubmission of a plan for qualified long-term care services that is written by a licensed health care practitioner and which is based upon an assessment that the insured requires long term care services and iii) evidence that the insured is continuing to incur monthly long term care costs.



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
      Your request for a monthly benefit under this Agreement will include an instruction from you to transfer all accumulation value you have allocated to the sub-accounts to the Guaranteed Interest Account. You will not be allowed to transfer amounts into the Account when benefits payments are being made under this Agreement.

      Although the allocation of your Accumulation Value in the sub-accounts to the Guaranteed Interest Account may have the effect of mitigating declines in your Policy Accumulation Value in the event of a significant decline in equity market valuations, doing so will also generally result in your Policy Accumulation Value increasing to a lesser degree than the equity markets when the value of equity investments rise. This may deprive you of the benefits of increases in equity market values under your Policy.

      We will waive the LTC Agreement charges while benefits are being paid under the Agreement. However, other Policy charges will continue to be assessed against the accumulation value. If your accumulation value goes to zero while long term care benefits are being paid under this Agreement, we will waive any additional Policy charges. While receiving LTC Agreement benefits, you may not increase the Policy death benefit; request a Policy loan, or partial surrenders from the Policy. You may request to decrease the death benefit or request a partial surrender to make a Policy loan payment. A request for benefits under the Accelerated Death Benefit Agreement may also reduce the amount of benefits you may receive under the LTC Agreement.

      When we make a monthly benefit payment under this Agreement, we will reduce the amount of the death benefit by the monthly payment. We will waive the Policy Transaction Charge for the death benefit change made as a result of a benefit payment under this Agreement. We will also reduce the accumulation value in proportion to the reduction in the death benefit. The accumulation value following an LTC benefit payment will equal the accumulation value immediately prior to the LTC benefit payment multiplied by a factor. This factor will equal the policy death benefit (without regards to loan) following the payment of an LTC benefit divided by the policy death benefit (without regards to loan) immediately prior to the LTC benefit payment. If the Policy has the Death Benefit Guaranty
      (DBG) Agreement on it, we will also make a proportionate reduction in the DBG value for payment of a monthly benefit. The DBG value following an LTC benefit payment will equal the DBG value immediately prior to the LTC benefit payment multiplied by a factor. This factor will equal the policy death benefit (without regards to loan) following the payment of an LTC benefit divided by the policy death benefit (without regards to loan) immediately prior to the LTC benefit payment. If the Policy has an outstanding loan, a proportionate amount of the loan will be repaid with the monthly benefit, which will reduce the amount you receive.

      This Agreement will terminate when i) we have paid the maximum LTC amount, ii) the insured is no longer eligible for long term care benefits, iii) the Policy terminates due to the loan balance exceeding the accumulation value, iv) the Policy terminates due to the death of the Insured, v) the Policy terminates upon a complete surrender of the Policy, vi) you terminate the Agreement by written request to our Home Office, vii) or your Policy otherwise terminates because a partial surrender or other reduction in accumulation value leaves the Policy with insufficient amounts to cover Policy charges on the next monthly Policy anniversary. See "Termination" and "Partial Surrender".

      INFLATION AGREEMENT    The Inflation Agreement provides you the ability
      to increase your face amount of insurance without underwriting every three years based upon increases in the cost of living (the "Cost of Living") as measured by changes in the U.S. Department of Labor Consumer Price Index (CPI). On the third anniversary of the issue date of this Agreement, we will calculate a Cost of Living increase and automatically increase the face value of your Policy. We will calculate a Cost of Living

      Increase on every third Agreement anniversary until the insured reaches the age of sixty. You may refuse to accept a Cost of Living increase; however, if you do so and the insured is over the age of twenty-one, no further Cost of Living increases may be made. If the insured is under the age of twenty-one at the time you refuse a Cost of Living increase, no additional Cost of Living increase offers will be made until after the insured turns age twenty-one.

      The amount of the Cost of Living increase will be the lesser of (1) the Policy face amount multiplied by two times the increase in the CPI during the previous three years or (2) $100,000. The increase in the CPI is calculated by dividing the CPI on the date five months before the date of the Cost of Living increase by the CPI on the date forty-one months before the Cost of Living increase and subtracting one from that number.

      The Inflation Agreement is only available for insureds under the age of sixty. The policy owner may purchase the Inflation Agreement at issue subject to underwriting of the insured. The policy owner may also add the Inflation Agreement after the Policy is issued, subject to underwriting of the insured. The Inflation Agreement may also be added to policies that were purchased prior to the initial date the Inflation Agreement was available. The charge shown for the Inflation Agreement is a monthly charge and will apply from the time the Inflation Agreement is added to the Policy until the date the Inflation Agreement terminates. The charge for the Inflation Agreement will not be affected by the purchase of additional insurance.

      The cost of insurance charge for any additional insurance will be calculated using the insured's age and the most recent underwritten risk class for the Policy at the time the cost of living increase is accepted. The cost of insurance charges for any additional insurance will be deducted monthly from the Policy's accumulation value. There is no requirement to pay additional premium when adding an additional insurance under the Inflation Agreement. However, accepting the additional insurance increases the cost of insurance charges under the Policy and it may be necessary to pay additional premium to cover the increased cost of insurance charges. The cost of insurance charge for the additional insurance is separate from and in addition to the charge you pay for purchasing the Inflation Agreement.

      The Inflation Agreement and the monthly charge deducted for the Inflation Agreement will terminate when the Inflation Agreement terminates. Additional insurance purchased under this Agreement will remain in force until: the Policy face amount is reduced or eliminated at the request of the policy owner, the policy terminates or the insured dies.

      The Inflation Agreement will terminate on the earliest of: 1) the Policy anniversary nearest to the insured's 59th birthday, 2) the date this Policy is terminated or surrendered, 3) the date we receive your written request to terminate the Agreement, 4) the date you refuse a Cost of Living increase when the insured is over the age of twenty-one and 5) the insured's date of death.

      You should purchase the Inflation Agreement if you believe that the Policy face amount needs to keep pace with increases in cost of living as measured by the CPI and you are concerned about the insured's ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the Inflation Agreement and do not accept the additional insurance coverage or face amounts when offered, you will still pay a charge for the Inflation Agreement.

      BUSINESS CONTINUATION AGREEMENT.    The Business Continuation Agreement
      (BCA) guarantees you the right to increase the face amount of this Policy, referred to as a new coverage layer, without evidence of insurability, at the death of a designated life.

      You should purchase the BCA if you believe that the future death of a designated life will result in your need for additional death benefit and you are concerned about the insured's ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the BCA and do not exercise the right to purchase additional coverage layers during an Option Period, you will still pay a charge for the BCA.

      The applicant will name the person or persons who will serve as the designated life in the application for this Agreement. There may be as many as five designated lives and the person or persons named as designated lives must also be underwritten and approved for a separate life insurance policy at the time of your application. A designated life may not be changed after the Policy is issued.

      The minimum amount of additional coverage layer available for each designated life is $5,000 and the maximum amount of additional coverage layer available is the lesser of $10,000,000 or two times the face amount of the base Policy on which the BCA is added. At the time the BCA is purchased, the policy owner will specify the amount of additional coverage layer that will be available upon the death of the designated life. In addition, at the time the BCA is issued, both the insured and each designated life will be required to provide us evidence of insurability satisfactory to us.

      The amount of the coverage layer for each designated life will begin to be phased out at the policy anniversary nearest to the insured's age 76. The phase out amount is equal to the maximum amount of additional coverage layer chosen for the designated life, multiplied by the percentage corresponding to the anniversary nearest the insured's age for each policy anniversary as shown in the following table:

                         ANNIVERSARY NEAREST INSURED'S AGE                PERCENTAGE
                           ----------------------------------                ----------
                                  Prior to age 76                            100%
                                      Age 76                                  80%
                                      Age 77                                  60%
                                      Age 78                                  40%
                                      Age 79                                  20%
                                      Age 80                                  0%

      At the death of a designated life, you may exercise the right to add an additional coverage layer to this policy during the ninety day period (Option Period) immediately following the date of the designated life's death. You must notify us in writing that you are exercising your right to add a new coverage layer. We must also receive the following information, in Good Order, at our Home Office during the Option
      Period:

           (1)  proof satisfactory to us of the designated life's death; and

           (2)  a completed application for the new coverage layer.

      If the insured dies within the Option Period following the death of a designated life, but not simultaneously with the designated life, we will pay the maximum increase amount to the beneficiary of this policy. If the insured and the designated life die at the same time, or under circumstances in which the order of death cannot be determined, we will pay one-half of the maximum increase amounts to the beneficiary of this policy.

      If premiums or charges are being waived because the insured is totally disabled, the increase available will be limited to one-half of the maximum increase amount.

      The monthly charge shown for the BCA will apply from the time the BCA is added to the Policy until the date the Agreement terminates. The monthly charge for any designated life under the BCA will terminate as of the next monthly anniversary after the death of the designated life.

      The BCA will terminate at the earliest of the following events:

           (1) the date the policy is surrendered or terminated; or

           (2) the date we receive a written request to cancel the agreement;
           or

           (3) the date of the death of the insured; or

           (4) the end of the Option Period following the death of the last designated life; or

           (5) the policy anniversary nearest the insured's 80th birthday.

      The cost of the insurance charge for any additional coverage layer will be calculated using the insured's age and underwritten risk class for the Policy at the time the BCA was issued. If a coverage layer has been added after issuance of the agreement at a more favorable risk class than the Policy coverage, the cost of the insurance charge for the new coverage layer will be calculated using the more favorable underwritten risk class. The additional cost of insurance and policy issue charges for any additional coverage layer will be deducted monthly from the Policy's accumulation value. There is no requirement to pay additional premium when adding an additional coverage layer under the BCA. However, adding additional coverage layers will increase the cost of insurance charges and policy issue charges under the Policy and it may be necessary to pay additional premium to cover those increased cost of insurance charges. The cost of insurance charge and policy issue charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the BCA. The Policy change transaction charge and a new surrender charge and surrender charge period will apply to each new additional coverage layer. The addition of an additional coverage layer under the Policy will not result in any other charges.

      Any additional coverage layers purchased during an Option Period will continue after the termination of the BCA, unless such additional coverage layer is subsequently reduced or eliminated at the request of the Policy Owner.

      GUARANTEED INSURABILITY OPTION FOR BUSINESS.    The Guaranteed
      Insurability Option for Business (GIOB) guarantees you the ability to purchase additional amounts of insurance coverage, which is also referred to as additional coverage layers, on the insured's life on as many as five specified Option Dates without additional underwriting.

      You should purchase the GIOB if you believe that future changes in the insured's life (e.g. death of a business partner, increase in business value) will result in your need for additional death benefit and you are concerned about the insured's ability to qualify for additional coverage because of the health or lifestyle concerns. If you purchase the GIOB and do not exercise the right to purchase additional insurance coverage or face amounts on the exercise date, you will still pay a charge for the GIOB. The minimum amount of additional coverage layer available is $10,000 and the maximum amount of additional coverage layer available is the lesser of $200,000 or 20% of the face amount of the base Policy on which the GIOB is added. At the time the GIOB is purchased, the policy owner will specify the maximum amount of insurance coverage or additional coverage layer that may be added to the Policy on each specified Option Date, which must be between $100,000 and $200,000. If premiums or charges are being waived because the insured is totally disabled, the additional coverage layer increase available will be limited to one-half of the maximum you chose when you applied for the policy. The GIOB is only available for insureds between the ages of eighteen and fifty-two. The policy owner may purchase the GIOB at issue subject to underwriting of the insured. After August 22, 2015, the Policy Owner may also add the GIOB after the policy is issued subject to the underwriting of the insured. The charge shown for the GIOB is a monthly charge and will apply from the time the GIOB is added to the Policy until the date the GIOB terminates. The GIOB will terminate on;

           (1) the last available Option Date (described below); or

           (2) the date the policy is surrendered or terminated; or

           (3) the date we receive your written request to cancel this agreement; or

           (4) the date of the insured's death.

      The GIOB charge varies based upon the insured's age and tobacco status. The charge for the GIOB will not be affected by the purchase of the additional coverage layer on a specified Option Date.

      The GIOB guarantees that the policy owner will be able to purchase an additional coverage layer on specified Option Dates. The specified Option Dates vary by issue age. On each available Option Date, the policy owner will be able to purchase an additional coverage layer up to the maximum amount elected under the GIOB. The following table shows the Option Dates available based upon the insured's age when the GIOB is issued:

                  --------------------------------------------------------------------------------

                                                           Option Dates
                  --------------------------------------------------------------------------------
                   Issue Age   22  25   28    31    34    37    40    43        46   49   52   55
                  --------------------------------------------------------------------------------
                   18-21        -   -    -     -     -
                  --------------------------------------------------------------------------------
                   22-24            -    -     -     -     -
                  --------------------------------------------------------------------------------
                   25-27                 -     -     -     -     -
                  --------------------------------------------------------------------------------
                   28-30                       -     -     -     -     -
                  --------------------------------------------------------------------------------
                   31-33                             -     -     -     -         -
                  --------------------------------------------------------------------------------
                   34-36                                   -     -     -         -    -
                  --------------------------------------------------------------------------------
                   37-39                                         -     -         -    -    -
                  --------------------------------------------------------------------------------
                   40-42                                               -         -    -    -    -
                  --------------------------------------------------------------------------------
                   43-45                                                         -    -    -    -
                  --------------------------------------------------------------------------------
                   46-48                                                              -    -    -
                  --------------------------------------------------------------------------------
                   49-51                                                                   -    -
                  --------------------------------------------------------------------------------
                   52                                                                           -
                  --------------------------------------------------------------------------------

      EXAMPLE: THE OPTION DATES AVAILABLE FOR AN INSURED AGE 35 ARE 37, 40, 43, 46, AND 49.

      When you add a coverage layer, you are buying additional life insurance for which you will pay cost of insurance and policy issue charges. The cost of the insurance charge for any additional coverage layer will be calculated using the insured's age and underwritten risk class for the Policy at the time the GIOB was issued. If a coverage layer has been added after issuance of the agreement at a more favorable risk class than the Policy coverage, the cost of the insurance charge for the new coverage layer will be calculated using the more favorable underwritten risk class. The additional cost of insurance and policy issue charges for any additional coverage layer will be deducted monthly from the Policy's accumulation value. There is no requirement to pay additional premium when adding an additional layer under the GIOB. However, adding additional coverage layers will increase the cost of insurance charges and policy issue charges under the Policy and it may be necessary to pay additional premium to cover those increased cost of insurance charges. The cost of insurance charge and policy issue charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the GIOB. The Policy change transaction charge and a new surrender charge and surrender charge period will apply to each new additional coverage layer. The addition of an additional coverage layer under the Policy will not result in any other charges.

      The additional coverage layers purchased prior to termination of the GIOB will continue after termination of the GIOB, unless such additional coverage layer is subsequently reduced or eliminated at the request of the policy owner.

      CORPORATE ENHANCED VALUES AGREEMENT.    If the Policy is purchased by a
      corporation as part of a strategy insuring multiple lives, you may also elect to add the Corporate Enhanced Values Agreement (CEVA). The CEVA Agreement waives the Surrender Charge and provides an Enhancement Benefit which is an amount that will be added to the Accumulation Value if the Policy is surrendered.

      You should consider adding the Corporate Enhanced Values Agreement to your Policy if you are a corporation that is purchasing the Policy as part of multiple life case and desire to have higher surrender values in the Policy's early years. However, if you elect this Agreement, the accumulation value will be slightly lower than if this Agreement is not elected because of the charge for the Agreement. Under some circumstances, the Policy Accumulation Value without CEVA may exceed the Surrender Value of a Policy with CEVA. This most likely will occur after the tenth Policy year when the Policy Surrender Charge no longer applies and the Enhancement Benefit is smaller.

      The Enhancement Benefit is calculated on a monthly basis and is equal to the policy's accumulation value less any loans, including any loan interest, multiplied by the Enhancement Percentage. The Enhancement Benefit is subject to an Enhancement Benefit Cap which is the Enhancement Cap Percentage multiplied by the cumulative premium charge for the Policy.

      The Enhancement Percentage is a percentage used to determine the Enhancement Benefit. Currently the initial Enhancement Percentage is 11.5% and decreases over time until it reaches zero. At the time of full policy surrender, the Enhancement Benefit is equal to the policy's accumulation value less any loans, including any loan interest due, multiplied by the Enhancement Percentage in effect at the time of surrender. We reserve the right to change the Enhancement Percentage at any time.

      The Enhancement Cap Percentage is a percentage used to determine the Enhancement Benefit Cap. The Enhancement Benefit Cap is calculated by multiplying the Enhancement Cap Percentage by the Cumulative Premium Charge. The cumulative premium charge is the sum of all premium charges assessed against premium paid into the policy. We reserve the right to change the Enhancement Percentage Cap at any time. The current Enhancement Cap Percentages are listed below:


                                   POLICY YEAR                  ENHANCEMENT CAP PERCENTAGE
                                      -----------                  --------------------------
                                        1                                  275%
                                        2                                  260%
                                        3                                  250%
                                        4                                  230%
                                        5                                  210%
                                        6                                  190%
                                        7                                  170%
                                        8                                  150%
                                        9                                  120%
                                       10                                   90%
                                       11                                   60%
                                       12                                   30%
                                       13                                   0%

      We assess a monthly charge for the CEVA. The minimum guaranteed monthly charge is 0 percent of the accumulation value less any policy loan and the maximum guaranteed monthly charge is .12 percent of the accumulation value less any policy loan. For the purpose of determining the CEVA charge, policy loan interest that has accrued, but which has not been paid or added to the policy loan amount, will be included as part of the policy loan being subtracted from the accumulation value.

      This agreement may only be added at issue without underwriting and may not be terminated once added. If the Policy terminates and is later reinstated, you must also reinstate the Corporate Enhanced Values Agreement. If you add the CEVA agreement to your Policy, you will not be able to add the following agreements to your Policy: Death Benefit Guarantee Agreement, Early Values Agreement, Family Term Children's Agreement, Guaranteed Insurability Option, Inflation Agreement, Interest Accumulation Agreement, Long Term Care Agreement, Waiver of Charges Agreement and Waiver of Premium Agreement. In addition, you may not add the CEVA Agreement if your Policy is a modified endowment contract (MEC) or if your planned premium exceeds the MEC premium limits.

      The Enhancement Benefit is only available if you surrender the Policy. If a policy with the CEVA agreement is surrendered in an exchange to another life insurance policy, the Surrender Charge will not be waived and the Enhancement Benefit will not be credited. The Enhancement Benefit is also not available for partial surrenders.

      PREMIUM DEPOSIT AGREEMENT.    The Premium Deposit Agreement allows you to
      send us up to three payments to pay your annual premium for a period of two to ten years. For each PDA payment you give us, we may require you to pay an initial premium on the date you send us the PDA payment. The initial premium is not part of the PDA account and does not count towards the maximum of three payments into the PDA. The payments will be held in a Premium Deposit Account, a part of our General Account, and interest will be credited on those payments. We will credit an annual rate of interest at least equal to a minimum annual rate of interest of 0.50%, the PDA Minimum Rate, on each payment to the Premium Deposit Account for the duration the payment remains in the Premium Deposit Account. In our sole discretion, we may credit an annual rate of interest higher than the PDA Minimum Rate on payments to the Premium Deposit Account for the duration the payment remains in the Account. We will provide you with the current Premium Deposit Account interest rate upon request.

      The Premium Deposit Agreement is available at issue without underwriting and is available after the Policy is issued. You should consider adding this Agreement to your Policy if you want to only make three or fewer payments during the life of the Policy and would like us to automatically pay your Policy premiums for the periods you elect. There is no charge for this Agreement.

      Each year, we will withdrawal a portion of the payment(s) held in a Premium Deposit Account and pay from our General Account interest credited on that amount to pay your annual premium. Amounts held in the Premium Deposit Account may only be used to pay Policy premiums.

      When you add the Premium Deposit Agreement to your Policy, we will send you a confirmation showing the annual withdrawal from the Premium Deposit Agreement account and the interest we will credit on that amount. The following example demonstrates how the Premium Deposit Agreement works:

      The policy owner requests the Premium Deposit Account and wishes to have 10 annual premium payments of $10,000 each. Assuming an interest rate of 2.75%, we would require a deposit into the Premium Deposit Account of $78,776.78. The initial $10,000 premium payment would need to be made in addition to the deposit into the Premium Deposit Account. The following chart depicts the


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      withdrawals and interest earned for each Premium payment made from the
      Premium Deposit Amount:

                ANNUAL PREMIUM         ANNUAL PREMIUM         AMOUNT WITHDRAWN        TAXABLE INTEREST
                 PAYMENT YEAR            TO BE PAID               FROM PDA                 EARNED
                   --------------        ---------------         -----------------       ----------------
                       2                 $10,000.00               $9,732.36                $267.64
                       3                 $10,000.00               $9,471.88                $528.12
                       4                 $10,000.00               $9,218.38                $781.62
                       5                 $10,000.00               $8,971.66               $1,028.34
                       6                 $10,000.00               $8,731.54               $1,268.46
                       7                 $10,000.00               $8,497.85               $1,502.15
                       8                 $10,000.00               $8,270.41               $1,729.59
                       9                 $10,000.00               $8,049.06               $1,950.94
                      10                 $10,000.00               $7,833.64               $2,166.36

      On the first Policy Anniversary (the second Annual Premium Payment Year), we would withdraw $9,732.36 from the Premium Deposit Account and credit $267.64 in interest from our General Account to pay the annual premium of $10,000 ($9,732.36 + $267.64 = 10,000). The interest of $267.64 will be reported to the policy owner as taxable on an IRS Form 1099-INT.

      If you request a surrender of any amount held by us under the Premium Deposit Agreement, we will treat it as a request to surrender the Agreement and will refund all of the remaining balance in the Premium Deposit Account to you along with interest credited at the PDA Minimum Rate for the portion of each payment remaining in the Premium Deposit Account. Interest will be credited from the date of your payment to the Premium Deposit Account or if later, the date the premium payment for the immediately preceding Policy anniversary was made from the Premium Deposit Account. We only pay interest from the immediately preceding Policy anniversary date because the Policy owner received an interest payment on the Premium Deposit Account money on that date.

      If the insured dies while the Policy and the Premium Deposit Account are in force, we will pay the Death Benefit payable under the Policy as well as any remaining balance in the Premium Deposit Account. We will pay you interest on that remaining balance, using the then current interest rate for the Premium Deposit Account. Interest will be credited from the date of your payment to the Premium Deposit Account or if later, the date the last premium payment was made from the Premium Deposit Account.



OTHER MATTERS


      FEDERAL TAX STATUS

      INTRODUCTION    The discussion of federal taxes is general in nature and
      is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the "IRS"). We have not considered any applicable state or other tax laws.

      TAXATION OF MINNESOTA LIFE AND THE INDIVIDUAL VARIABLE UNIVERSAL LIFE
      ACCOUNT    We are taxed as a "life insurance company" under the Code. The operations of the Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on income dividends


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      received by the Account or on capital gains arising from the Account's activities. The Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

      At the present time, we make no charge to the Account for any federal, state or local taxes that we incur that may be attributable to such Account or to the Policies. However, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Account or the Policies.

      In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law for purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

      TAX STATUS OF THE POLICY    In order to qualify as a life insurance
      contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on a standard rate class basis (other than those with a Cash Extra Charge) should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis or with a Cash Extra Charge and it is not clear whether such policies will in all cases satisfy the applicable requirements. If a Policy were determined not to be a life insurance contract for federal income tax purposes, that Policy would not provide most of the tax advantages normally provided by a life insurance contract. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

      In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of underlying variable account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the assets held in the Account, which is the variable account underlying the Policy. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the assets held in the Account.

      In addition, the Code requires that the investments of the Account be "adequately diversified" in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

      The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.



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
      TAX TREATMENT OF POLICY BENEFITS

      GENERAL    We believe that the death benefit under a Policy should
      generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax adviser should be consulted on these consequences.

      Generally, the policy owner will not be deemed to be in constructive receipt of the policy accumulation value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

      MODIFIED ENDOWMENT CONTRACTS    Under the Internal Revenue Code, certain
      life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

      If there is a reduction in the benefits under the Policy during the first seven policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent adviser to determine whether a policy transaction will cause the Policy to be classified as a MEC.

      DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS
         Policies classified as MECs are subject to the following tax rules:
           1. All distributions other than death benefits, including distributions upon surrender and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the Policy only after all gain has been distributed.

           2. Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

           3. A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary.

      If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.



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
      DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT
      MODIFIED ENDOWMENT CONTRACTS    Distributions other than death benefits
      from a Policy that is not classified as a MEC are generally treated first as a recovery of the policy owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

      Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax adviser should be consulted about such loans.

      Finally, the 10 percent additional income tax does not apply to distributions or loans from or secured by a Policy that is not a MEC.

      SETTLEMENT OPTIONS    Even if the death benefit under the Policy is
      excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

      MULTIPLE POLICIES    Under the Code, all MECs issued by us (or an
      affiliated company) to the same policy owner during any calendar year will be treated as one MEC for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see your own tax adviser.

      INVESTMENT IN THE POLICY    Your investment in the Policy is generally
      your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free.

      POLICY LOANS    In general, interest on a policy loan will not be
      deductible. If a policy loan is outstanding when a Policy is canceled or terminated, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

      REINSTATEMENTS    You may have adverse tax consequences if you request
      that we reinstate your Policy after it has terminated with no accumulation value or for non-payment of premiums. For example, reinstatements that occur more than ninety days after a policy terminates with no accumulation value or for non-payment of premium could automatically be classified as a MEC. You should consult your tax advisor before you reinstate your Policy.

      OVERLOAN PROTECTION AGREEMENT    Anyone contemplating the purchase of the
      Policy with the Overloan Protection Agreement should be aware that the tax consequences of the Overloan Protection Agreement have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Agreement is exercised. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Agreement.



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
      LONG-TERM CARE AGREEMENT    We believe the LTC Agreement qualifies as
      long term care insurance under the Code, however, you should be aware that the tax treatment of long term care benefits is uncertain. The IRS could assert that a portion or all of the long term care benefits could be taxable to the owner of the policy when those benefits are paid. You should consult a tax advisor regarding the tax risks associated with benefit payments from the LTC Agreement.

      WITHHOLDING    To the extent Policy distributions are taxable, they are
      generally subject to income tax withholding. Recipients can generally elect, however, not to have tax withheld from distributions.

      OTHER TAXES    The transfer of the Policy or the designation of a
      beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the policy owner, may have Generation-Skipping Transfer tax considerations under Section 2601 of the Code.

      The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. That situation will also determine how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate inheritance, generation-skipping transfer and other taxes.

      CONTINUATION OF POLICY BEYOND AGE 100    While we intend for the Policy
      to remain in force through the insured's age 121, the tax consequences associated with a Policy remaining in force after the insured's 100th birthday are unclear. You should consult a tax adviser in all these circumstances.

      OTHER TRANSACTIONS    Changing the policy owner may have tax
      consequences. Pursuant to Section 1035(a)(1) of the Code, exchanging this Policy for another involving the same insureds should have no federal income tax consequences if there is no debt and no cash or other property is received. The new Policy would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a MEC. An exchange of a life insurance contract for a new life insurance contract may, however, result in a loss of grandfathering status for statutory changes made after the old Policy was issued.

      BUSINESS USES OF POLICY    The Policy may be used in various
      arrangements, including nonqualified deferred compensation or salary continuation plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.

      Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax


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      advisers regarding the applicability of the new legislation to the proposed purchase. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

      SPLIT-DOLLAR ARRANGEMENTS    A tax adviser should be consulted with
      respect to the 2003 split-dollar regulations if you have purchased or are considering the purchase of a Policy for a split-dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

      Although the prohibition on loans is generally effective as of the Act's effective date of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

      ALTERNATIVE MINIMUM TAX    There may also be an indirect tax upon the
      income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

      ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES    The transfer of
      the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the insured owned the Policy. If the policy owner was not the insured, the fair market value of the Policy would be included in the policy owner's estate upon the policy owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

      Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the policy owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

      Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

      AMERICAN TAXPAYER RELIEF ACT OF 2012    The American Taxpayer Relief Act
      of 2012 ("ATRA") was enacted on January 2, 2013, and succeeds many of the provisions of the Economic Growth and Tax Reconciliation Act of 2001 ("EGTRRA"), which expired on December 31, 2012. ATRA


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
      establishes permanent exclusion amounts and rate structures for transfer taxes resulting from deaths, gifts, and generation skipping transfers that occur after December 31, 2012. The estate, gift, and generation skipping transfer tax exclusion amounts established under ATRA are annually adjusted for inflation. In addition, ATRA makes several transfer tax provisions originally introduced by EGTRRA permanent. For 2015, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,430,000 and 40%, respectively.

      The complexity of ATRA, together with how it may affect existing estate planning, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios. It should be understood that the foregoing description of the federal income, gift and estate tax consequences under the Policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, a person contemplating the purchase of a variable life insurance policy or exercising elections under such a policy should consult a tax adviser.

      TAX SHELTER REGULATIONS.    Prospective owners that are corporations
      should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

      MEDICARE TAX ON INVESTMENT INCOME.    Beginning in 2013, a 3.8% tax may
      be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

      LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO.    In Rev. Rul.
      2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

      LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS.
        Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.

      Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

      VOTING RIGHTS

      We will vote the Fund shares held in the various sub-accounts of the Account at regular and special shareholder meetings of the Funds in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your Policy's accumulation value in a sub-account by the net asset value per share of the corresponding Fund Portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. We will vote Fund shares held by the Account as to which no instructions are received in proportion to the voting instructions which are received from policy owners with respect to all Policies


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      participating in the Account. Proportional voting may result in a small number of policy owners determining the outcome of the vote.

      We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if we reasonably disapprove of such changes. A change would be disapproved only:

          - if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of policy owners, or

          - if we determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives.

      In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next annual report or through special notice.

      COMPENSATION PAID FOR THE SALE OF POLICIES

      Securian Financial Services, Inc. ("Securian Financial"), whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the state of Minnesota. Securian Financial, an affiliate of Minnesota Life, is the principal underwriter of the Policies. Securian Financial and other authorized broker-dealers sell Policies through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of Policies by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a Policy is determined by his or her broker-dealer. In the case of Policies sold by registered representatives of Securian Financial, commissions are paid directly to such registered representatives by Minnesota Life as agent for Securian Financial. Minnesota Life also pays compensation as agent for Securian Financial to general agents of Minnesota Life who are also Securian Financial registered representatives, which is described in more detail below. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges to the Policy that are in addition to the policy charges described elsewhere in this prospectus.

      PAYMENTS TO REGISTERED REPRESENTATIVES OF SECURIAN FINANCIAL    Except
      for Policies with the Early Values Agreement ("EVA"), commissions to registered representatives of Securian Financial on the sale of Policies include:

          - Up to 62.1 percent of gross premium paid in the first twenty four months after the Policy is issued (initial commissions), however, we will limit the amount of gross premium on which we will pay initial commissions to an annual target premium we establish based upon the age, gender and Risk Class of the insured and Face Amount of the insurance for the Policy.

          - Up to 3.78 percent of the gross premium paid between the twelfth and twenty fourth months (up to the target premium for gross premiums paid between the twelfth and twenty fourth


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
             months), however, gross premium that counts toward initial commissions will not be counted for this portion of the commission.

           - We will also pay up to 3.78 percent on all premiums (up to the target premium) paid in years three through five.

           - On premiums received in excess of the target premium we will pay commissions up to 1.89 percent in Policy Years one through five.

           - We also pay additional compensation of up to 0.081 percent of the Accumulation Value (net of Policy loan) in Policy years six through ten, and .054 percent of the Accumulation Value (net of Policy loan) in Policy Years 11 and greater.

      For Policies issued prior to January 30, 2015 and that have the EVA, we pay commissions up to 20.0 percent of gross premium paid in the first twenty four months after the Policy is issued (up to the annual target premium for the Policy) and up to 10.53 percent of that same dollar amount of gross premium in each of the four years following the payment of such premiums. All other compensation is the same as on Policies without EVA.

      For Policies issued after January 30, 2015 and that have the EVA, we pay commissions up to 20.0 percent of gross premium paid in the first twenty four months after the Policy is issued (up to the annual target premium for the Policy). In addition, if the target premium is less than $20,000 we pay up to 10.53 percent of that same dollar amount of gross premium in each of the four years following the payment of such premiums. If the target premium is greater than or equal to $20,000 but less than $500,000 we pay up to 7.29 percent of that same dollar amount of gross premium in each of the six years following the payment of such premiums. If the target premium is greater than or equal to $500,000 we pay up to 5.94 percent of that same dollar amount of gross premium in each of the nine years following the payment of such premiums. All other compensation is the same as on Policies without EVA.

      In addition, based uniformly on the sales of all insurance policies by registered representatives of Securian Financial, we and Securian Financial will award credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, registered representatives may also be eligible for financing arrangements, company-paid training, insurance benefits, and other benefits based on their contract with us.

      We make additional payments for sales of the Policies to general agents who manage registered representatives. Payments to general agents vary and depend on many factors including the commissions and amount of proprietary products sold by registered representatives supervised by the general agent. General agents may also be eligible for insurance benefits, other cash benefits, and non-cash compensation such as conventions and other meetings.

      PAYMENTS TO BROKER-DEALERS    We pay compensation for the sale of the
      Policies by affiliated and unaffiliated broker-dealers. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy. We may also pay other broker dealers amounts to compensate them for training and education meetings for their registered representatives.



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
      Depending on the particular selling arrangements, other broker dealers may be compensated for distribution activities, including certain "wholesalers", who control access to certain selling offices and for access or referrals to other selling broker dealers. That compensation may be separate from the compensation paid for sales of the Policies. In addition, we may compensate certain marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to either the whole selling or selling broker-dealers who distribute the Policies, and which may be affiliated with either of those types of broker-dealers.

      ADDITIONAL COMPENSATION    To the extent permitted by SEC and FINRA rules
      and other applicable laws and regulations, we may enter in distribution relationships with selected selling broker dealers where we may pay additional compensation in the form of marketing allowances, introduction fees and persistency fees (sometimes called "revenue sharing"). These additional compensation arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the Policies, payments for introductions to life insurance producers, providing conferences or seminars, providing sales or training programs for life insurance producers and other employees, payments to assist a selling broker dealer in connection with marketing the Policies or other support services provided to the life insurance producers selling the Policies. The payments vary in amount and may depend upon the selling broker dealer meeting certain cumulative premium thresholds for the sales of our Policies.

      These arrangements may not be applicable to all selling broker dealers, and the terms of such arrangements may differ between selling broker dealers. Additional information on special compensation arrangements involving selling firms may be found in the Statement of Additional Information, which is available upon request. You may also ask your sales representative and the selling broker dealer for additional information about compensation they may receive in connection with your purchase of a Policy. Any such compensation, which may be significant at times, will not result in any additional direct Policy charges to you by us.

      All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Policy over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the Policies.


      LEGAL PROCEEDINGS

      Like other life insurance companies, we are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Individual Variable Universal Life Account, the ability of Securian Financial Services, Inc. to perform its contract with the Individual Variable Universal Life Account, or the ability of Minnesota Life to meet its obligations under the Policies. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the Individual Variable Universal Life Account.



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

      FINANCIAL STATEMENTS

      The financial statements of the Minnesota Life Individual Variable Universal Life Account and Minnesota Life are contained in the Statement of Additional Information. The Statement of Additional Information is available, free of charge, from us upon request. To request a Statement of Additional Information, call us at 1-800-277-9244 or write to us at:
      Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.


      REGISTRATION STATEMENT

      We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement, including the amendments and exhibits filed as a part thereof. Reference is hereby made to the Statement of Additional Information and the exhibits filed as part of the registration statement for further information regarding the Account, Minnesota Life and the Policies. Statements contained in this prospectus as to the contents of Policies and other legal instruments are summaries, and reference is made to such instruments as filed.



STATEMENT OF ADDITIONAL INFORMATION

      A Statement of Additional Information, with the same date, containing further information about the Account and the Policy is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-800-277-9244 or write to us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.

      Information about the Account (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090 or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. You can also call the SEC at 1-202-551-8090.

      The table of contents for the Statement of Additional Information is as follows:
              General Information and History
              Services
              Additional Information
              Underwriters
              Underwriting Procedures
              Settlement Options
              Illustrations
              Experts
              Other Information
              Financial Statements


      Investment Company Act No. 811-22093


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
APPENDIX -- GLOSSARY

      ACCOUNT: The Minnesota Life Individual Variable Universal Life Account.

      ACCUMULATION VALUE: The sum of the values under the Policy in the Minnesota Life Individual Variable Universal Life Account, the guaranteed interest account and the loan account.

      AGE: The issue age plus the number of complete policy years elapsed.

      AGREEMENT: Any benefit, other than the base Policy, made a part of this Policy.

      APPLICATION: The form completed by the proposed insured and/or proposed owner when applying for coverage under the Policy. This includes any:

           -    amendments or endorsements;
           -    supplemental applications; or
           -    reinstatement applications.

      BENEFICIARY(IES): The person(s) so named in the application, unless later changed, to whom any death benefit is payable upon the death of an insured, subject to the conditions and provisions of the Policy.

      CODE: The U.S. Internal Revenue Code of 1986, as amended.

      DEATH BENEFIT: The amount payable to the beneficiary upon the death of the insured, according to the conditions and provisions of the Policy.

      FACE AMOUNT: The amount we use in determining the insurance coverage of an insured's life.

      FREE LOOK PERIOD: The period during which you may examine and return the Policy to us at our home office and receive a refund.

      FUND: An open-end diversified management investment company or unit investment trust in which the Minnesota Life Individual Variable Universal Life Account invests.

      GENERAL ACCOUNT: All assets of the Minnesota Life Insurance Company other than those in the Minnesota Life Individual Variable Universal Life Account or other separate accounts established by us.

      GRACE PERIOD: A 61-day period after which a Policy will terminate if you do not make a sufficient payment.

      GUARANTEED INTEREST ACCOUNT: The portion of the general account of Minnesota Life Insurance Company, which is attributable to the Policy and policies of this class, exclusive of policy loans. Accumulation value in the guaranteed interest account accrues interest at no less than a guaranteed minimum rate.

      HOME OFFICE: Our office at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 651-665-3500.

      INITIAL FACE AMOUNT: The face amount on the policy date.

      INITIAL MINIMUM PREMIUM: The amount of premium required to put the Policy in force. The initial minimum premium is the monthly initial minimum premium shown on the policy data pages multiplied by three (3) months plus the number of complete months from the policy date to the date of payment.

      ISSUE AGE: The insured's age at nearest birthday as of the policy date.

      LOAN ACCOUNT: Part of our general account where we transfer amounts from the Minnesota Life Individual Variable Universal Life Account and the guaranteed interest account as collateral for policy loans.

      MEC: A modified endowment contract, as defined under the Code.

      NET AMOUNT AT RISK: The value equal to the death benefit as of the most recent monthly policy anniversary divided by the net amount at risk divisor (as shown on the policy data pages), and reduced by the Policy accumulation value at the beginning of the policy month, before deduction of the current month's cost of insurance charge.

      NET PREMIUM: The amount of premium after the Premium Charge has been deducted.

      OWNER (YOU, YOUR): The person named in the application as the owner, unless later changed.

      PLANNED PREMIUM: The amount of premium you plan to pay for the Policy on a periodic basis. Planned premiums serve as the basis for premium payment reminder notices. Payment of planned premiums may not necessarily keep the Policy in force.

      POLICY ANNIVERSARY: The same day and month as your policy date for each succeeding year your policy remains in force. A monthly policy anniversary is the same day as your policy date for each succeeding month your policy remains in force.

      POLICY DATE: The date shown on the policy data pages, which is the date from which we determine policy anniversaries, policy years, and monthly policy anniversaries.

      POLICY LOAN INTEREST: The amount of interest we charge you on any outstanding policy loan balance under your Policy.

      POLICY YEAR: A year that starts on the policy date or on a policy anniversary.

      PORTFOLIO: A separate investment Portfolio of a Fund. Each sub-account invests exclusively in one Portfolio of a Fund.

      RISK CLASS: The classification of the insured, based on the Underwriting Class combined with the Tobacco Class.

      SEC: The Securities and Exchange Commission, a United States government agency.

      SUB-ACCOUNT: A subdivision of the Minnesota Life Individual Variable Universal Life Account. We invest each sub-account's assets exclusively in shares of one Portfolio.

      SURRENDER VALUE: The amount available to you when your Policy is surrendered or terminates. The surrender value equals the accumulation value, less any unpaid policy charges, any outstanding policy loan, and unpaid policy loan interest and any applicable surrender charge.

      TERMINATION: When your Policy terminates without value after a grace period. You may reinstate a terminated Policy, subject to certain conditions.

      TOBACCO CLASS: Based on the tobacco use habits of the insured, with the insured designated as either "tobacco" or "non-tobacco."

      UNDERWRITING CLASS: The classification of the insured, representing the assumed level of mortality risk that we assume.



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      UNIT: A measure of your interest in a sub-account of the Minnesota Life
      Individual Variable Universal Life Account.

      UNIT VALUE CREDIT: A credit we may provide which is used in the determination of the net investment factor for each sub-account.

      UNIT VALUES: The value of a sub-account Unit that is multiplied by the number of units in the sub-account to determine the sub-account value. The Unit Value is calculated as of the end of a Valuation Date by multiplying its value on the preceding Valuation Date by the investment factor determined for that sub-account.

      VALUATION DATE: A valuation date is any date on which the New York Stock Exchange ("NYSE") is open for trading, except for any days specified in the prospectus for the Policy and any day the Portfolio corresponding to a sub-account does not value its shares. A valuation date ends at the close of trading on the NYSE for that day.

      WRITTEN REQUEST: A request in writing signed by you. We may require that your Policy be sent in with a written request.



   A-3


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
                       STATEMENT OF ADDITIONAL INFORMATION

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                           SAINT PAUL, MINNESOTA 55101

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This Statement of Additional Information contains additional information to the prospectus for the variable universal life insurance policy (the "Policy") offered by Minnesota Life Insurance Company ("Minnesota Life"). This Statement of Additional Information is not a prospectus, and it should be read only in conjunction with the prospectus for the Policy and the prospectuses for the investment options. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the prospectus. You may obtain a copy of the prospectus by calling Minnesota Life Insurance Company at 1-800-277-9244, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101.

                                 May 1, 2015


TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY
SERVICES
ADDITIONAL INFORMATION
UNDERWRITERS
UNDERWRITING PROCEDURES
SETTLEMENT OPTIONS
ILLUSTRATIONS
EXPERTS
FINANCIAL STATEMENTS
OTHER INFORMATION

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.," which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company," which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.
On June 11, 2007, our Board of Directors established a separate account, called the Minnesota Life Individual Variable Universal Life Account ("the Account"), in accordance with certain provisions of the Minnesota insurance law. The Account is registered as a unit investment trust separate account with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the 1940 Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Account.

SERVICES

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Additional accounting and administrative services are performed by State Street Bank and Trust Company, which includes overnight calculation of unit value amounts. Minnesota Life oversees State Street's performance of these services. State Street provides Minnesota Life with monthly invoices detailing each service provided and agreed upon transaction charges for each specific service.

ADDITIONAL INFORMATION

ASSIGNMENT The Policy may be assigned. Any assignment must be in writing and filed at our home office. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

MISSTATEMENT OF AGE OR GENDER If the insured's age or gender has been misstated, we will adjust the proceeds payable under the Policy based on what the last monthly charges would have purchased at the correct age or gender.

INCONTESTABILITY After a Policy has been in force during the insured's lifetime for two years from the original policy date, we may not contest the Policy, except in the case of fraud. However, if there has been a policy change or reinstatement for which we required evidence of


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

insurability, we may contest that policy change or reinstatement for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the policy change or reinstatement.

SUICIDE If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the Policy less any policy loan, unpaid loan interest and partial surrenders. If there has been a policy change or reinstatement for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the policy change or reinstatement, our liability with respect to the policy change or reinstatement will be limited to an amount equal to the portion of the monthly charges associated with that policy change or reinstatement.

REPORTS At least once each year we will send you a report. This report will include the accumulation value, the face amount and the death benefit as of the date of the report. It will also show the premiums paid during the policy year and policy loan activity. We will send the report to you without cost. The information in the report will be current as of a date within two months of its mailing.

UNDERWRITERS

The Policies are sold in a continuous offering by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota.

Commissions to registered representatives of Securian Financial on the sale of Policies include up to 50 percent of gross premium in the first 2 years following policy issue or an increase in face amount and up to 6 percent of the gross premium in years 3 through 5 following issue or increase in face amount. Beginning in policy year 6 we will also pay compensation of up to 0.10 percent of the accumulation value.

In addition, Securian Financial or we will award, based uniformly on the sales of insurance policies by registered representatives of Securian Financial, credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, the underwriter may also receive amounts from certain Funds for services provided under a 12b-1

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plan of distribution. For providing these distribution services, the underwriter may receive a portion or all of the 12b-1 fees up to .25 percent of the average daily net assets of the Portfolios of the Fund attributable to the Policies.

We pay compensation to affiliated and unaffiliated broker-dealers for the sale of the Policies. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy.

Compensation to registered representatives of Securian Financial on the sale of Policies include: up to 50 percent of gross premium in the first two policy years; up to 4 percent of the gross premium in policy years three through five following issue or increase in face amount and beginning in year six, up to .10 percent of the accumulation value.

For policies where the Early Values Agreement is in effect, compensation paid to registered representatives of Securian Financial will not exceed 16 percent of gross premium in the first year following issue or change in face amount and 12.5 percent of gross premium in years two through five following issue or change in face amount.

This description of compensation shows the amount of compensation payable under the Accumulator Variable Universal Life Insurance Policy for payment of gross premium up to the first year target premium. Compensation payable on gross premium received in excess of first year target premium will be paid at a rate of 2 percent.

We make additional payments for sales of the Policies to general agents who manage registered representatives and to the business unit responsible for the operation of our distribution system. Payments to general agents vary and depend on many factors including the compensation and amount of proprietary products sold by registered representatives supervised by the general agent.

Amounts paid by Minnesota Life to the underwriters of the Policies during 2014, 2013, and 2012, were $11,523,565, $8,347,795, and $6,310,785 respectively, which include amounts paid for other contracts issued through the Individual Variable Universal Life Account.


FACE AMOUNT INCREASES

When a Policy Face Amount increase is effective, we will assess the Policy Issue Charge, the Cost of Insurance on the Face Increase amount as well as any applicable Agreement charges that are based upon the increased net amount at risk.

In addition, for any Policy Face Amount increase, we will allocate Accumulation Value to the base Policy face amount and the increased face amount in the following manner:

STEP 1. We allocate Accumulation Value to the base Policy face amount first. We will allocate Accumulation Value to the base Policy face amount to the extent it does not exceed the application IRC Section 7702 corridor factor. If the guideline premium test applies, then the corridor factor is the published value in IRC Section 7702(d)(2). If the cash value accumulation test applies, then the corridor factor is 1 divided by the net single premium (1/NSP).

Once we have allocated Accumulation Value to the base Policy face amount, we will use the same factors to allocate to the additional coverage layers, beginning with the first coverage layer issued. We will use the same methodology, allocating up to the IRC Section 7702 limits, for each coverage layer. If we allocate Accumulation Value to all of the coverage layers and Accumulation has not been completely allocated, we will proceed to Step 2.

STEP 2. In this step, the allocation of any remaining Accumulation Value depends on the death benefit option chosen by the Policy Owner.

     - If the death benefit option is Level, we apply any remaining Accumulation Value to the last (most recently added) coverage layer. Note that this layer would be the `worst' underwriting class. Thus by allocating all the excess to this layer, the Policy Owner would have the lowest Cost of Insurance charge.

     - If the death benefit option is the Increasing Option, we cycle through the coverage layers again, in order, and fill up each of the coverage layers to the point where we would otherwise need to increase the death benefit to satisfy the minimum IRC Section 7702 requirements. If, after cycling through all coverage layers, there is still Accumulation Value remaining, we allocate the remaining amount to the last coverage layer.

UNDERWRITING PROCEDURES

We require proof of insurability for policy issue and all policy changes resulting in an increase in face amount or other changes that result in an increase in the net amount at risk under the Policy. Proof of insurability and classification for cost of insurance charges are determined by our underwriting rules and procedures which utilize factors such as age, gender, health and occupation. Persons who present a lower mortality risk are charged the most favorable cost of insurance rates. Requirements may be waived or modified for Policies issued as a result of conversion from existing Policies, for Policies issued as part of a small group case or for face amount increases pursuant to an additional benefit agreement.

The basis for the mortality charges guaranteed in the Policies are determined by the gender, tobacco habits, and age of each insured and are based on the 2001 CSO Composite gender distinct age nearest birthday mortality tables. In instances where the insurance is required to be provided on a Unisex basis, the guaranteed mortality charges are based on the 2001 CSO Unisex Table B.

SETTLEMENT OPTIONS

The proceeds of the Policy are payable upon surrender, or upon our receipt of satisfactory proof of the insured's death while the Policy is in force. We will pay the proceeds in a lump sum unless a settlement option has been selected. We will deduct any outstanding policy loan, any accrued loan interest and unpaid monthly charges from the proceeds we pay. Proof of any claim under this Policy must be submitted in writing to our home office.

We will pay interest on any death benefit proceeds payable if payment is to be made in a lump sum. Interest will accrue on the death benefit proceeds payable from the date of the insured's death until the date of payment. Interest will be credited at a rate which we shall determine in our discretion. Such credited interest will never be less than a 3 percent annual rate.

You may, during the lifetime of the insured, request that we pay the proceeds of the Policy under one of the settlement options described below. We may also offer other methods of payment that are agreeable to both you and us. A settlement option may be selected only if payments are to be made to a natural person in that person's own right.

During the lifetime of the insured, you may also choose to place the proceeds in a Minnesota Life Benefit Account until you elect a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to you, and you will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount you request as a transfer from our general account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of our creditors.

Each settlement option described below is payable only in fixed amounts. The payments do not vary with the investment performance of the Account.

     OPTION 1 - INTEREST PAYMENTS

     We will pay interest on the proceeds at such times and for such period that is agreeable to you and us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a lump sum or under any other method we approve.

     OPTION 2 - PAYMENTS FOR A SPECIFIED PERIOD

     We will make payments for a specified number of years.

     OPTION 3 - LIFE INCOME

     We will make payments monthly during the lifetime of a payee, terminating with the last monthly payment immediately preceding the payee's death. We may require proof of the payee's age and gender.

     OPTION 4 - PAYMENTS OF A SPECIFIED AMOUNT

     We will pay a specified amount until the proceeds and interest thereto are fully paid.

If you request a settlement option, you will be asked to sign an agreement covering the settlement option which will state the terms and conditions of the payments. Unless you specify otherwise, the beneficiary may select a settlement option after the insured's death.

The minimum rate of interest we will credit under any settlement option is a 3 percent annual rate of interest. We may, in our sole discretion, credit higher rates of interest on monies held by us in our general account which are to be paid under a settlement option.

ILLUSTRATIONS

To illustrate the operation of the Policy under certain assumptions, we have prepared the following tables along with explanatory text that may be of assistance.

The following tables illustrate how the accumulation value, cash surrender value and death benefit of a Policy change with the investment experience of the sub-accounts of the Account. The tables show how the accumulation value, cash surrender value and death benefit of a Policy to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the Account were a uniform, gross, after-tax rate of 0 percent and 6 percent The actual cash values and death benefits would be different from those shown if the returns averaged 0 percent and 6 percent but fluctuated over the life of the Policy.

The tables illustrate a Policy issued to an insured male age 35 in the preferred select non-tobacco risk class with an Increasing Death Benefit Option. The tables assume an initial face amount of $680,000 and an annual planned premium payment of $8,600. The tables also assume that the Guideline Premium Test for definition of life insurance has been elected. The tables reflect both guaranteed maximum and current charges for all charges under the Policy, except charges for partial surrenders, transfers and any optional Agreements. The tables assume that there have been no allocations made to the guaranteed interest account.

Guaranteed maximum cost of insurance charges will vary by age, gender, and risk class. We use the male, female and unisex Composite 2001 Commissions Standard Ordinary Mortality Table ("2001 CSO"), as appropriate. The unisex tables are used in circumstances where legal considerations require the elimination of gender-base distinctions in the calculation of mortality costs. Our maximum cost of insurance charges are based on an assumption of the mortality rates reflected in 2001 CSO Tables.

In many cases we intend to impose cost of insurance charges which are lower than the maximum charges described above. In addition to the factors governing maximum cost of insurance charges, actual charges will vary depending on the risk category of the insured. Current cost of insurance charges reflect our current practices with respect to mortality charges for this class of Policies. We occasionally review the adequacy of our cost of insurance rates and may adjust those charges prospectively depending upon our expectations about our future mortality and expense experience, lapse rates, taxes, investment earnings and profit considerations. Similarly, we impose a current monthly policy charge which is less than the guaranteed contractual charge. We expect that these current charges will compensate us for the actual costs of administration. If the actual costs change, this charge may increase or decrease as necessary, although it may not exceed the maximum stated in the Policy.

The amounts shown for the hypothetical accumulation value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because a daily investment management fee assessed against the net assets of the Portfolio is deducted from the gross return. The investment management fee illustrated is 0.51 percent and represents the arithmetic average of the annual fee charged for all Portfolios available under the Policy. The illustrations also reflect a deduction for those Fund costs and expenses borne by the Funds and for distribution (12b-1) fees. Fund expenses illustrated are 0.15 percent, representing the arithmetic average of the 2014 expense ratios of the Portfolios available under the Policy. Certain expenses for certain portfolios of the Funds were waived or reduced, however the averages used in these illustrations do not reflect the waivers or reductions. The 12b-1 fee illustrated is 0.08 percent and represents the arithmetic average of those fees charged for all Portfolios that assess a 12b-1 fee. Lastly, the net return is increased by any unit value credit that we are currently providing. The unit value credit illustrated is 0.16 percent and represents the arithmetic average of the unit value credit for all Portfolios available under the Policy. For the maximum contractual charges illustration, no unit value credit is assumed so the net annual rates of return shown are -0.74 and 5.26 percent. Therefore, gross annual rates of return of 0 and 6 percent correspond to approximate net annual rates of return of -0.58 and 5.42 percent on the current charges illustration.

The illustration reflects the fact that no charges for federal, state or local income taxes are currently made against the Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 and 6 percent than it does now.

If a particular Policy would be subject to different levels of charges, the accumulation values, cash surrender values and death benefits would vary from those shown in the tables. The accumulation values, cash surrender values and death benefits would also vary if premiums were paid in other amounts or at other than annual intervals, or accumulation values were allocated differently among individual sub-accounts with varying rates of return. In addition, the accumulation values, cash surrender values and death benefits would also vary between tables depending upon whether the Level Option, Increasing Option or Sum of Premiums Option death benefit is illustrated.

Upon request, we will furnish a personalized illustration based upon a proposed insured's age, gender and risk classification, and on the face amount, premium, death benefit option and gross annual rate of return requested. Those illustrations may be materially different from the sample illustration included in this statement, depending upon the proposed insured's actual situation. For example, illustrations for females, tobacco users or individuals who are rated sub-standard will differ materially in premium amount and illustrated values, even though the proposed insured may be the same age as the proposed insured in our sample illustrations. You may request a personalized illustration, without charge, from us by calling us at 1-800-277-9244 or writing to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

                                 ACCUMULATOR VUL
                     DEATH BENEFIT OPTION--INCREASING OPTION
                         ASSUMING GUIDELINE PREMIUM TEST
                  MALE ISSUE AGE 35, PREFERRED SELECT NON-TOBACCO

                         INITIAL FACE AMOUNT -- $680,000
                            $8,600 ANNUAL PREMIUM(1)

                      USING MAXIMUM CONTRACTUAL CHARGES(2)

                 - ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -

                                            0% GROSS                                     6% GROSS
                                           -0.74% NET                                    5.26% NET

 POL               ANNUAL                CASH SURRENDER                                CASH SURRENDER
YR(3)   ATT AGE   PREMIUM   ACC. VALUE        VALUE       DEATH BENEFIT   ACC. VALUE       VALUE        DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------
 1        35       8,600        5,251             0          685,251          5,642             0          685,642
 2        36       8,600       10,369             0          690,369         11,479           483          691,479
 3        37       8,600       15,364         4,368          695,364         17,525         6,530          697,525
 4        38       8,600       20,209         9,214          700,209         23,764        12,768          703,764
 5        39       8,600       24,909        13,913          704,909         30,202        19,206          710,202
 6        40       8,600       29,457        20,661          709,457         36,842        28,045          716,842
 7        41       8,600       33,837        27,240          713,837         43,670        37,073          723,670
 8        42       8,600       38,031        33,633          718,031         50,676        46,277          730,676
 9        43       8,600       42,029        39,830          722,029         57,851        55,652          737,851
10        44       8,600       45,800        45,800          725,800         65,169        65,169          745,169
15        49       8,600       68,905        68,905          748,905        112,869       112,869          792,869
20        54       8,600       85,491        85,491          765,491        166,430       166,430          846,430
25        59       8,600       90,758        90,758          770,758        221,082       221,082          901,082
30        64       8,600       79,704        79,704          759,704        270,409       270,409          950,409
35        69       8,600       43,694        43,694          723,694        301,508       301,508          981,508
40        74       8,600            0             0                0        295,983       295,983          975,983
45        79       8,600            0             0                0        210,123       210,123          890,123
50        84           0            0             0                0              0             0                0

(1) A premium payment of $8,600 is assumed to be paid annually at the beginning of each policy year.

(2) The actual cost of insurance charges of a Policy depends on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for a male, age 35, preferred select non-tobacco risk class used for the purposes of this illustration is $0.10. The cost of insurance charge will increase as the insured ages.

(3) Assumes that no policy loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional Agreements have been requested.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE

OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY THE OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0 AND 6 PERCENT OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 ACCUMULATOR VUL
                       DEATH BENEFIT OPTION--INCREASING OPTION
                         ASSUMING GUIDELINE PREMIUM TEST
                  MALE ISSUE AGE 35, PREFERRED SELECT NON-TOBACCO

                         INITIAL FACE AMOUNT -- $680,000
                            $8,600 ANNUAL PREMIUM(1)

                            USING CURRENT CHARGES(2)

                 - ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -

                                            0% GROSS                                     6% GROSS
                                           -0.58% NET                                    5.42% NET

 POL               ANNUAL                CASH SURRENDER                                CASH SURRENDER
YR(3)   ATT AGE   PREMIUM   ACC. VALUE        VALUE       DEATH BENEFIT   ACC. VALUE       VALUE        DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------
 1        35      8,600         6,272              0        686,272         6,704              0           686,704
 2        36      8,600        12,475          1,479        692,475        13,735          2,739           693,735
 3        37      8,600        18,608          7,612        698,608        21,108         10,112           701,108
 4        38      8,600        24,665         13,669        704,665        28,833         17,838           708,833
 5        39      8,600        30,645         19,650        710,645        36,928         25,932           716,928
 6        40      8,600        36,550         27,754        716,550        45,411         36,614           725,411
 7        41      8,600        42,372         35,775        722,372        54,292         47,695           734,292
 8        42      8,600        48,104         43,706        728,104        63,585         59,186           743,585
 9        43      8,600        53,744         51,544        733,744        73,306         71,107           753,306
10        44      8,600        59,280         59,280        739,280        83,465         83,465           763,465
15        49      8,600        94,551         94,551        774,551       153,007        153,007           833,007
20        54      8,600       127,310        127,310        807,310       241,835        241,835           921,835
25        59      8,600       155,698        155,698        835,698       353,543        353,543         1,033,543
30        64      8,600       177,421        177,421        857,421       492,312        492,312         1,172,312
35        69      8,600       188,365        188,365        868,365       661,256        661,256         1,341,256
40        74      8,600       184,057        184,057        864,057       864,151        864,151         1,544,151
45        79      8,600       153,138        153,138        833,138     1,097,734      1,097,734         1,777,734
50        84      8,600        74,959         74,959        754,959     1,346,812      1,346,812         2,026,812
55        89      8,600                                                 1,582,063      1,582,063         2,262,063
60        94      8,600                                                 1,765,523      1,765,523         2,445,523
65        99      8,600                                                 1,863,772      1,863,772         2,543,772
70       104      8,600                                                 1,816,285      1,816,285         2,496,285
75       109      8,600                                                 1,508,940      1,508,940         2,188,940
80       114      8,600                                                   755,105        755,105         1,435,105

(1) A premium payment of $8,600 is assumed to be paid annually at the beginning of each policy year.

(2) The actual cost of insurance charges of a Policy depends on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for a male, age 35, preferred select non-tobacco risk class used for the purposes of this illustration is $0.03. The cost of insurance charge will increase as the insured ages.

(3) Assumes that no policy loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional Agreements have been requested.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE

OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY THE OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0 AND 6 PERCENT OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

EXPERTS

Actuarial matters included in the prospectus have been examined by Robert J. Ehren, Senior Vice President.

FINANCIAL STATEMENTS

The financial statements of the Minnesota Life Individual Variable Universal Life Account as of December 31, 2014, and the consolidated financial statements and supplementary schedules of Minnesota Life Insurance Company and subsidiaries as of December 31, 2014, have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appears elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                              Financial Statements

                               December 31, 2014

     (With Report of Independent Registered Public Accounting Firm Thereon)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                              Financial Statements

                               December 31, 2014

                               TABLE OF CONTENTS

                                                                  PAGE
Independent Registered Public Accounting Firm Report                 1

Statements of Assets, Liabilities, and Policy Owners' Equity         2

Statements of Operations                                            12

Statements of Changes in Net Assets                                 22

Notes to Financial Statements                                       32

[KPMG LOGO]

                KPMG LLP
                4200 Wells Fargo Center
                90 South Seventh Street
                Minneapolis, MN 55402

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Minnesota Life Insurance Company and Policy Owners of Minnesota Life Individual Variable Universal Life Account:

We have audited the accompanying statement of assets, liabilities, and policy owner's equity of the sub-accounts of Minnesota Life Individual Variable Universal Life Account, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities owned at December 31, 2014 were confirmed to us by the respective sub-account mutual fund or their transfer agents, or for Securian Funds Trust, verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of Minnesota Life Individual Variable Universal Life Account as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


                                /s/ KPMG LLP

Minneapolis, Minnesota
March 31, 2015

           KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative
           ("KPMG International"), a Swiss entity.

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2014

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                            ALLIANBERN    FIDELITY VIP                    FRANKLIN       IBBOTSON       IBBOTSON
                                           VPS INTL VAL     EQUITY-      FIDELITY VIP     SMALL CP      AGGRESSIVE      BALANCED
                                               CL A        INCOME IC      MID CAP IC    VAL VIP CL 1    GRWTH ETF1        ETF1
                                          -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at net asset value            $      410,062      1,729,685      2,039,320      2,431,105     20,425,601      8,277,325
Receivable from Minnesota Life for
    policy purchase payments                           2          3,944          4,304          4,216          3,167             27
Receivable for investments sold                       --             --             --             --             --             --
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Total assets                             410,064      1,733,629      2,043,624      2,435,321     20,428,768      8,277,352
                                          -------------- -------------- -------------- -------------- -------------- --------------

LIABILITIES
Payable to Minnesota Life for policy
    terminations, withdrawal payments and
    mortality and expense charges                     --             --             --             --             --             --
Payable for investments purchased                      2          3,944          4,304          4,216          3,167             27
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Total liabilities                              2          3,944          4,304          4,216          3,167             27
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Net assets applicable to policy
            owners                        $      410,062      1,729,685      2,039,320      2,431,105     20,425,601      8,277,325
                                          ============== ============== ============== ============== ============== ==============

POLICY OWNERS' EQUITY

        Total policy owners' equity       $      410,062      1,729,685      2,039,320      2,431,105     20,425,601      8,277,325

        Investment shares                         30,308         71,268         54,122        106,581      1,732,451        727,997
        Investments at cost               $      419,711      1,550,370      1,836,705      2,051,772     17,615,825      7,755,290

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2014

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                                                           IBBOTSON
                                             IBBOTSON                      INCOME &       IVY VIP
                                           CONSERVATIVE     IBBOTSON        GROWTH         ASSET         IVY VIP        IVY VIP
                                               ETF1       GROWTH ETF1        ETF1         STRATEGY       BALANCED         BOND
                                          -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at net asset value            $    2,002,063     51,175,905      2,178,823      7,706,877        217,106        404,520
Receivable from Minnesota Life for policy
    purchase payments                                  7             --              7          2,812              3              5
Receivable for investments sold                       --         38,303             --             --             --             --
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Total assets                           2,002,070     51,214,208      2,178,830      7,709,689        217,109        404,525
                                          -------------- -------------- -------------- -------------- -------------- --------------

LIABILITIES
Payable to Minnesota Life for policy
    terminations, withdrawal payments and
    mortality and expense charges                     --         38,303             --             --             --             --
Payable for investments purchased                      7             --              7          2,812              3              5
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Total liabilities                              7         38,303              7          2,812              3              5
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Net assets applicable to policy
            owners                        $    2,002,063     51,175,905      2,178,823      7,706,877        217,106        404,520
                                          ============== ============== ============== ============== ============== ==============

POLICY OWNERS' EQUITY

        Total policy owners' equity       $    2,002,063     51,175,905      2,178,823      7,706,877        217,106        404,520

        Investment shares                        177,645      4,540,897        199,343        709,115         21,297         75,730
        Investments at cost               $    2,019,271     45,009,823      2,148,518      7,557,274        212,332        427,664

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2014

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                                            IVY VIP
                                             IVY VIP        DIVIDEND       IVY VIP      IVY VIP GLBL     IVY VIP        IVY VIP
                                           CORE EQUITY        OPP           ENERGY      NATURAL RES    GLOBAL BOND       GROWTH
                                          -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at net asset value            $    1,586,749        437,082        256,735      1,573,021         35,493      1,389,090
Receivable from Minnesota Life for policy
    purchase payments                              1,564              5              3             92             --             17
Receivable for investments sold                       --             --             --             --             --             --
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Total assets                           1,588,313        437,087        256,738      1,573,113         35,493      1,389,107
                                          -------------- -------------- -------------- -------------- -------------- --------------

LIABILITIES
Payable to Minnesota Life for policy
    terminations, withdrawal payments and
    mortality and expense charges                     --             --             --             --             --             --
Payable for investments purchased                  1,564              5              3             92             --             17
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Total liabilities                          1,564              5              3             92             --             17
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Net assets applicable to policy
            owners                        $    1,586,749        437,082        256,735      1,573,021         35,493      1,389,090
                                          ============== ============== ============== ============== ============== ==============

POLICY OWNERS' EQUITY

        Total policy owners' equity       $    1,586,749        437,082        256,735      1,573,021         35,493      1,389,090

        Investment shares                        111,930         48,316         39,450        332,936          7,030        114,963
        Investments at cost               $    1,472,545        362,349        249,359      1,808,821         36,048      1,259,212

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2014

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                                                                          IVY VIP        IVY VIP
                                             IVY VIP      IVY VIP INTL   IVY VIP INTL     LIMITED-      MICRO CAP     IVY VIP MID
                                           HIGH INCOME    CORE EQUITY       GROWTH       TERM BOND        GROWTH       CAP GROWTH
                                          -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at net asset value            $      665,457      1,829,213        689,815         42,862        401,736        497,806
Receivable from Minnesota Life for policy
    purchase payments                                  8            361              9              1              5              6
Receivable for investments sold                       --             --             --             --             --             --
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Total assets                             665,465      1,829,574        689,824         42,863        401,741        497,812
                                          -------------- -------------- -------------- -------------- -------------- --------------

LIABILITIES
Payable to Minnesota Life for policy
    terminations, withdrawal payments and
    mortality and expense charges                     --             --             --             --             --             --
Payable for investments purchased                      8            361              9              1              5              6
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Total liabilities                              8            361              9              1              5              6
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Net assets applicable to policy
            owners                        $      665,457      1,829,213        689,815         42,862        401,736        497,806
                                          ============== ============== ============== ============== ============== ==============

POLICY OWNERS' EQUITY

        Total policy owners' equity       $      665,457      1,829,213        689,815         42,862        401,736        497,806

        Investment shares                        172,819        101,639         77,990          8,745         15,030         45,904
        Investments at cost               $      648,757      1,755,609        655,261         43,247        350,288        407,736

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2014

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                             IVY VIP        IVY VIP        IVY VIP        IVY VIP        IVY VIP        IVY VIP
                                              MONEY        PATHFINDER     PATHFINDER     PATHFINDER     PATHFINDER     PATHFINDER
                                              MARKET       AGGRESSIVE      CONSERV        MOD AGGR       MOD CONS       MODERATE
                                          -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at net asset value            $       25,780      3,248,941         64,210      7,611,484        932,546      3,631,108
Receivable from Minnesota Life for policy
    purchase payments                                 --             40              1          1,420             12             45
Receivable for investments sold                       --             --             --             --             --             --
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Total assets                              25,780      3,248,981         64,211      7,612,904        932,558      3,631,153
                                          -------------- -------------- -------------- -------------- -------------- --------------

LIABILITIES
Payable to Minnesota Life for policy
    terminations, withdrawal payments and
    mortality and expense charges                     --             --             --             --             --             --
Payable for investments purchased                     --             40              1          1,420             12             45
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Total liabilities                             --             40              1          1,420             12             45
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Net assets applicable to policy
            owners                        $       25,780      3,248,941         64,210      7,611,484        932,546      3,631,108
                                          ============== ============== ============== ============== ============== ==============

POLICY OWNERS' EQUITY

        Total policy owners' equity       $       25,780      3,248,941         64,210      7,611,484        932,546      3,631,108

        Investment shares                         25,780        567,035         11,591      1,240,504        160,662        618,503
        Investments at cost               $       25,780      2,941,975         63,623      6,818,748        885,291      3,365,879

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2014

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                                            IVY VIP        IVY VIP        IVY VIP
                                           IVY VIP REAL    SCIENCE &      SMALL CAP      SMALL CAP       IVY VIP      JANUS ASPEN
                                            ESTATE SEC        TECH          GROWTH         VALUE          VALUE         JANUS IS
                                          -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at net asset value            $      233,131      2,138,937        455,173        301,412        320,251      1,246,250
Receivable from Minnesota Life for policy
    purchase payments                                  3             --              6              4              4            161
Receivable for investments sold                       --          3,393             --             --             --             --
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Total assets                             233,134      2,142,330        455,179        301,416        320,255      1,246,411
                                          -------------- -------------- -------------- -------------- -------------- --------------

LIABILITIES
Payable to Minnesota Life for policy
    terminations, withdrawal payments and
    mortality and expense charges                     --          3,393             --             --             --             --
Payable for investments purchased                      3             --              6              4              4            161
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Total liabilities                              3          3,393              6              4              4            161
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Net assets applicable to policy
            owners                        $      233,131      2,138,937        455,173        301,412        320,251      1,246,250
                                          ============== ============== ============== ============== ============== ==============

POLICY OWNERS' EQUITY

        Total policy owners' equity       $      233,131      2,138,937        455,173        301,412        320,251      1,246,250

        Investment shares                         24,322         85,478         37,455         16,764         43,355         34,850
        Investments at cost               $      160,738      1,767,072        394,468        284,495        277,582        947,340

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2014

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                                                                            SFT            SFT            SFT
                                                          MORGSTANLEY        SFT          ADVANTUS       ADVANTUS       ADVANTUS
                                           JANUS ASPEN     UIF EMG MK      ADVANTUS      INDEX 400      INDEX 500      INTL BOND
                                           OVERSEAS IS      EQ CL 2       BOND CL 1       MC CL 1          CL 1           CL 1
                                          -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at net asset value            $    1,902,973      1,405,980      1,105,935      1,197,093      2,759,481        938,203
Receivable from Minnesota Life for policy
    purchase payments                              2,977             95          2,628              2              7              4
Receivable for investments sold                       --             --             --             --             --             --
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Total assets                           1,905,950      1,406,075      1,108,563      1,197,095      2,759,488        938,207
                                          -------------- -------------- -------------- -------------- -------------- --------------

LIABILITIES
Payable to Minnesota Life for policy
    terminations, withdrawal payments and
    mortality and expense charges                     --             --             --             --             --             --
Payable for investments purchased                  2,977             95          2,628              2              7              4
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Total liabilities                          2,977             95          2,628              2              7              4
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Net assets applicable to policy
            owners                        $    1,902,973      1,405,980      1,105,935      1,197,093      2,759,481        938,203
                                          ============== ============== ============== ============== ============== ==============

POLICY OWNERS' EQUITY

        Total policy owners' equity       $    1,902,973      1,405,980      1,105,935      1,197,093      2,759,481        938,203

        Investment shares                         58,445        100,932        514,767        328,899        356,669        372,783
        Investments at cost               $    2,304,160      1,455,449      1,008,747        936,685      2,174,004        869,756

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2014

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                               SFT            SFT
                                             ADVANTUS       ADVANTUS                      VANGUARD     VANGUARD VI      VANGUARD
                                             MORTGAGE     REAL ESTATE      VANGUARD      VI CAPITAL    DIVERSIFIED     VI EQUITY
                                               CL 1           CL 1       VI BALANCED       GROWTH         VALUE          INCOME
                                          -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at net asset value            $      172,129      1,554,612      1,441,186      2,748,678        796,328      2,545,581
Receivable from Minnesota Life for policy
    purchase payments                                 --          9,982             --          4,010             --            160
Receivable for investments sold                       --             --             --             --             --             --
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Total assets                             172,129      1,564,594      1,441,186      2,752,688        796,328      2,545,741
                                          -------------- -------------- -------------- -------------- -------------- --------------

LIABILITIES
Payable to Minnesota Life for policy
    terminations, withdrawal payments and
    mortality and expense charges                     --             --             --             --             --             --
Payable for investments purchased                     --          9,982             --          4,010             --            160
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Total liabilities                             --          9,982             --          4,010             --            160
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Net assets applicable to policy
            owners                        $      172,129      1,554,612      1,441,186      2,748,678        796,328      2,545,581
                                          ============== ============== ============== ============== ============== ==============

POLICY OWNERS' EQUITY

        Total policy owners' equity       $      172,129      1,554,612      1,441,186      2,748,678        796,328      2,545,581

        Investment shares                         93,803        378,422         60,074        101,240         42,699        110,485
        Investments at cost               $      163,211      1,151,308      1,308,308      2,144,458        625,929      2,084,494

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2014

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                             VANGUARD                    VANGUARD VI    VANGUARD VI      VANGUARD     VANGUARD VI
                                             VI HIGH      VANGUARD VI       MONEY         SHT-TRM        VI SMALL      TOTAL BOND
                                            YIELD BOND   INTERNATIONAL      MARKET         INV-GR       CO GROWTH        MARKET
                                          -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at net asset value            $      890,497      2,013,837        529,320        468,953      2,794,845      1,250,958
Receivable from Minnesota Life for policy
    purchase payments                                192             98             --             --             --            235
Receivable for investments sold                       --             --             --             --          4,963             --
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Total assets                             890,689      2,013,935        529,320        468,953      2,799,808      1,251,193
                                          -------------- -------------- -------------- -------------- -------------- --------------

LIABILITIES
Payable to Minnesota Life for policy
    terminations, withdrawal payments and
    mortality and expense charges                     --             --             --             --          4,963             --
Payable for investments purchased                    192             98             --             --             --            235
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Total liabilities                            192             98             --             --          4,963            235
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Net assets applicable to policy
            owners                        $      890,497      2,013,837        529,320        468,953      2,794,845      1,250,958
                                          ============== ============== ============== ============== ============== ==============

POLICY OWNERS' EQUITY

        Total policy owners' equity       $      890,497      2,013,837        529,320        468,953      2,794,845      1,250,958

        Investment shares                        109,398         97,617        529,320         44,116        115,777        103,642
        Investments at cost               $      873,525      1,937,154        529,320        471,842      2,468,789      1,249,401

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2014

                                             SEGREGATED SUB-ACCOUNTS
                                          -----------------------------
                                           VANGUARD VI
                                           TOTAL STOCK
                                              MARKET         TOTALS
                                          -------------- --------------
ASSETS
Investments at net asset value            $    1,323,778    156,453,041
Receivable from Minnesota Life for policy
    purchase payments                                 --         42,651
Receivable for investments sold                       --         46,659
                                          -------------- --------------
        Total assets                           1,323,778    156,542,351
                                          -------------- --------------

LIABILITIES
Payable to Minnesota Life for policy
    terminations, withdrawal payments and
    mortality and expense charges                     --         46,659
Payable for investments purchased                     --         42,651
                                          -------------- --------------
        Total liabilities                             --         89,310
                                          -------------- --------------
        Net assets applicable to policy
            owners                        $    1,323,778    156,453,041
                                          ============== ==============

POLICY OWNERS' EQUITY

        Total policy owners' equity       $    1,323,778    156,453,041

        Investment shares                         39,563
        Investments at cost               $    1,127,613    140,470,931

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2014

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                            ALLIANBERN    FIDELITY VIP                    FRANKLIN       IBBOTSON       IBBOTSON
                                           VPS INTL VAL     EQUITY-      FIDELITY VIP   SMALL CP VAL    AGGRESSIVE      BALANCED
                                               CL A        INCOME IC      MID CAP IC      VIP CL 1      GRWTH ETF1        ETF1
                                          -------------- -------------- -------------- -------------- -------------- --------------
INVESTMENT INCOME (LOSS) - NET
    Investment income distributions
      from underlying mutual fund         $       15,609         48,438          5,166         17,311        231,991        114,169
    Mortality, expense charges and
      administrative charges (note 3)                625          1,476          1,746          3,162         21,748          8,899
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Investment income (loss) - net            16,234         49,914          6,912         20,473        253,739        123,068
                                          -------------- -------------- -------------- -------------- -------------- --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS - NET
    Realized gain distributions from
      underlying mutual fund                          --         22,303         39,904        150,605        146,518        123,088

    Realized gains (losses) on sales of
      investments
        Proceeds from sales                       61,495         56,591        158,719        131,480      1,159,311        463,551
        Cost of investments sold                 (56,904)       (39,220)      (116,560)       (78,263)      (758,171)      (371,808)
                                          -------------- -------------- -------------- -------------- -------------- --------------
                                                   4,591         17,371         42,159         53,217        401,140         91,743
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Net realized gains (losses) on
          investments                              4,591         39,674         82,063        203,822        547,658        214,831

    Net change in unrealized appreciation
      (depreciation) of investments              (46,509)        32,226         26,552       (199,437)        27,198          9,296
                                          -------------- -------------- -------------- -------------- -------------- --------------

        Net gains (losses) on investments        (41,918)        71,900        108,615          4,385        574,856        224,127
                                          -------------- -------------- -------------- -------------- -------------- --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $      (25,684)       121,814        115,527         24,858        828,595        347,195
                                          ============== ============== ============== ============== ============== ==============

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2014

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                                                           IBBOTSON
                                             IBBOTSON       IBBOTSON       INCOME &       IVY VIP
                                           CONSERVATIVE      GROWTH         GROWTH         ASSET         IVY VIP        IVY VIP
                                               ETF1           ETF1           ETF1         STRATEGY       BALANCED         BOND
                                          -------------- -------------- -------------- -------------- -------------- --------------
INVESTMENT INCOME (LOSS) - NET
    Investment income distributions
      from underlying mutual fund         $       25,164        626,730         31,618         35,233          1,673         14,040
    Mortality, expense charges and
      administrative charges (note 3)              2,356         56,620          2,406         33,335            780          1,669
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Investment income (loss) - net            27,520        683,350         34,024         68,568          2,453         15,709
                                          -------------- -------------- -------------- -------------- -------------- --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS - NET
    Realized gain distributions from
      underlying mutual fund                      29,171        109,127         37,567        933,904         15,036         11,103

    Realized gains (losses) on sales of
      investments
        Proceeds from sales                      523,363      2,935,650        248,964        605,479          8,509         10,520
        Cost of investments sold                (513,812)    (1,789,579)      (228,061)      (478,007)        (8,280)       (11,021)
                                          -------------- -------------- -------------- -------------- -------------- --------------
                                                   9,551      1,146,071         20,903        127,472            229           (501)
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Net realized gains (losses) on
          investments                             38,722      1,255,198         58,470      1,061,376         15,265         10,602

    Net change in unrealized appreciation
      (depreciation) of investments               (3,157)       263,608        (22,083)    (1,497,725)        (2,821)        (9,690)
                                          -------------- -------------- -------------- -------------- -------------- --------------

        Net gains (losses) on investments         35,565      1,518,806         36,387       (436,349)        12,444            912
                                          -------------- -------------- -------------- -------------- -------------- --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $       63,085      2,202,156         70,411       (367,781)        14,897         16,621
                                          ============== ============== ============== ============== ============== ==============

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2014

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                                            IVY VIP
                                             IVY VIP        DIVIDEND       IVY VIP      IVY VIP GLBL     IVY VIP        IVY VIP
                                           CORE EQUITY        OPP           ENERGY      NATURAL RES    GLOBAL BOND       GROWTH
                                          -------------- -------------- -------------- -------------- -------------- --------------
INVESTMENT INCOME (LOSS) - NET
    Investment income distributions
      from underlying mutual fund         $        6,062          4,483             --             --            706          4,842
    Mortality, expense charges and
      administrative charges (note 3)              5,852          1,760          1,262          7,547            142          5,509
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Investment income (loss) - net            11,914          6,243          1,262          7,547            848         10,351
                                          -------------- -------------- -------------- -------------- -------------- --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS - NET
    Realized gain distributions from
      underlying mutual fund                     170,786         30,076          8,833             --             --        215,198

    Realized gains (losses) on sales of
      investments
        Proceeds from sales                       78,434         23,361         11,136         60,507          2,567         81,262
        Cost of investments sold                 (54,168)       (13,500)        (6,452)       (54,473)        (2,476)       (63,160)
                                          -------------- -------------- -------------- -------------- -------------- --------------
                                                  24,266          9,861          4,684          6,034             91         18,102
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Net realized gains (losses) on
          investments                            195,052         39,937         13,517          6,034             91        233,300

    Net change in unrealized appreciation
      (depreciation) of investments              (80,924)        (6,803)       (42,815)      (242,862)          (922)       (98,613)
                                          -------------- -------------- -------------- -------------- -------------- --------------

        Net gains (losses) on investments        114,128         33,134        (29,298)      (236,828)          (831)       134,687
                                          -------------- -------------- -------------- -------------- -------------- --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $      126,042         39,377        (28,036)      (229,281)            17        145,038
                                          ============== ============== ============== ============== ============== ==============

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2014

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                                                                          IVY VIP        IVY VIP
                                             IVY VIP      IVY VIP INTL   IVY VIP INTL     LIMITED-      MICRO CAP     IVY VIP MID
                                           HIGH INCOME    CORE EQUITY       GROWTH       TERM BOND        GROWTH       CAP GROWTH
                                          -------------- -------------- -------------- -------------- -------------- --------------
INVESTMENT INCOME (LOSS) - NET
    Investment income distributions
      from underlying mutual fund         $       28,336         37,120         13,344            227             --             --
    Mortality, expense charges and
      administrative charges (note 3)              2,739          7,067          2,896            169          1,639          1,970
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Investment income (loss) - net            31,075         44,187         16,240            396          1,639          1,970
                                          -------------- -------------- -------------- -------------- -------------- --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS - NET
    Realized gain distributions from
      underlying mutual fund                       4,275        115,304         54,415             53         48,726         26,146

    Realized gains (losses) on sales of
      investments
        Proceeds from sales                       29,060         79,343         28,931          4,175         24,690         15,064
        Cost of investments sold                 (23,255)       (62,760)       (21,702)        (4,324)       (12,342)        (8,906)
                                          -------------- -------------- -------------- -------------- -------------- --------------
                                                   5,805         16,583          7,229           (149)        12,348          6,158
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Net realized gains (losses) on
          investments                             10,080        131,887         61,644            (96)        61,074         32,304

    Net change in unrealized appreciation
      (depreciation) of investments              (29,625)      (157,009)       (69,046)           189        (66,780)         2,871
                                          -------------- -------------- -------------- -------------- -------------- --------------

        Net gains (losses) on investments        (19,545)       (25,122)        (7,402)            93         (5,706)        35,175
                                          -------------- -------------- -------------- -------------- -------------- --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $       11,530         19,065          8,838            489         (4,067)        37,145
                                          ============== ============== ============== ============== ============== ==============

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2014

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                             IVY VIP        IVY VIP        IVY VIP        IVY VIP        IVY VIP        IVY VIP
                                              MONEY        PATHFINDER     PATHFINDER     PATHFINDER     PATHFINDER     PATHFINDER
                                              MARKET       AGGRESSIVE      CONSERV        MOD AGGR       MOD CONS       MODERATE
                                          -------------- -------------- -------------- -------------- -------------- --------------
INVESTMENT INCOME (LOSS) - NET
    Investment income distributions
      from underlying mutual fund         $            4         25,014            702         65,011          8,045         35,699
    Mortality, expense charges and
      administrative charges (note 3)                102         13,853            274         30,042          3,818         15,564
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Investment income (loss) - net               106         38,867            976         95,053         11,863         51,263
                                          -------------- -------------- -------------- -------------- -------------- --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS - NET
    Realized gain distributions from
      underlying mutual fund                          --        213,901          3,979        437,464         52,116        244,423

    Realized gains (losses) on sales of
      investments
        Proceeds from sales                        1,529        508,101          7,123        167,320         41,213        213,163
        Cost of investments sold                  (1,529)      (367,660)        (6,869)      (133,324)       (33,276)      (170,355)
                                          -------------- -------------- -------------- -------------- -------------- --------------
                                                      --        140,441            254         33,996          7,937         42,808
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Net realized gains (losses) on
          investments                                 --        354,342          4,233        471,460         60,053        287,231

    Net change in unrealized appreciation
      (depreciation) of investments                   --       (230,870)        (2,769)      (237,107)       (35,849)      (181,117)
                                          -------------- -------------- -------------- -------------- -------------- --------------

        Net gains (losses) on investments             --        123,472          1,464        234,353         24,204        106,114
                                          -------------- -------------- -------------- -------------- -------------- --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $          106        162,339          2,440        329,406         36,067        157,377
                                          ============== ============== ============== ============== ============== ==============

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2014

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                                            IVY VIP        IVY VIP        IVY VIP
                                           IVY VIP REAL    SCIENCE &      SMALL CAP      SMALL CAP       IVY VIP      JANUS ASPEN
                                            ESTATE SEC        TECH          GROWTH         VALUE          VALUE         JANUS IS
                                          -------------- -------------- -------------- -------------- -------------- --------------
INVESTMENT INCOME (LOSS) - NET
    Investment income distributions
      from underlying mutual fund         $        1,965             --             --            245          2,868          4,171
    Mortality, expense charges and
      administrative charges (note 3)                882          8,611          1,832          1,233          1,219          1,109
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Investment income (loss) - net             2,847          8,611          1,832          1,478          4,087          5,280
                                          -------------- -------------- -------------- -------------- -------------- --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS - NET
    Realized gain distributions from
      underlying mutual fund                      11,250        153,689         48,179         42,033         35,145         79,988

    Realized gains (losses) on sales of
      investments
        Proceeds from sales                        8,687        110,331         15,438         26,996         11,411        156,626
        Cost of investments sold                  (3,580)       (65,531)        (9,373)       (20,276)        (5,822)       (93,666)
                                          -------------- -------------- -------------- -------------- -------------- --------------
                                                   5,107         44,800          6,065          6,720          5,589         62,960
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Net realized gains (losses) on
          investments                             16,357        198,489         54,244         48,753         40,734        142,948

    Net change in unrealized appreciation
      (depreciation) of investments               33,045       (139,055)       (45,755)       (29,669)       (15,675)        (5,968)
                                          -------------- -------------- -------------- -------------- -------------- --------------

        Net gains (losses) on investments         49,402         59,434          8,489         19,084         25,059        136,980
                                          -------------- -------------- -------------- -------------- -------------- --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $       52,249         68,045         10,321         20,562         29,146        142,260
                                          ============== ============== ============== ============== ============== ==============

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2014

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                                                                            SFT            SFT            SFT
                                                          MORGSTANLEY        SFT          ADVANTUS       ADVANTUS       ADVANTUS
                                           JANUS ASPEN     UIF EMG MK      ADVANTUS      INDEX 400      INDEX 500      INTL BOND
                                           OVERSEAS IS      EQ CL 2       BOND CL 1       MC CL 1          CL 1           CL 1
                                          -------------- -------------- -------------- -------------- -------------- --------------
INVESTMENT INCOME (LOSS) - NET
    Investment income distributions
      from underlying mutual fund         $       59,877          4,075             --             --             --             --
    Mortality, expense charges and
      administrative charges (note 3)              1,969          4,337            474            465          1,912             --
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Investment income (loss) - net            61,846          8,412            474            465          1,912             --
                                          -------------- -------------- -------------- -------------- -------------- --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS - NET
    Realized gain distributions from
      underlying mutual fund                     193,336             --             --             --             --             --

    Realized gains (losses) on sales of
      investments
        Proceeds from sales                      170,974         34,384         29,412         37,199         57,757         38,489
        Cost of investments sold                (232,886)       (30,288)       (23,598)       (22,897)       (36,650)       (30,196)
                                          -------------- -------------- -------------- -------------- -------------- --------------
                                                 (61,912)         4,096          5,814         14,302         21,107          8,293
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Net realized gains (losses) on
          investments                            131,424          4,096          5,814         14,302         21,107          8,293

    Net change in unrealized appreciation
      (depreciation) of investments             (433,898)       (83,956)        51,876         74,688        248,938          5,650
                                          -------------- -------------- -------------- -------------- -------------- --------------

        Net gains (losses) on investments       (302,474)       (79,860)        57,690         88,990        270,045         13,943
                                          -------------- -------------- -------------- -------------- -------------- --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $     (240,628)       (71,448)        58,164         89,455        271,957         13,943
                                          ============== ============== ============== ============== ============== ==============

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2014

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                               SFT            SFT                                        VANGUARD
                                             ADVANTUS       ADVANTUS                      VANGUARD          VI          VANGUARD
                                             MORTGAGE     REAL ESTATE      VANGUARD      VI CAPITAL    DIVERSIFIED     VI EQUITY
                                               CL 1           CL 1       VI BALANCED       GROWTH         VALUE          INCOME
                                          -------------- -------------- -------------- -------------- -------------- --------------
INVESTMENT INCOME (LOSS) - NET
    Investment income distributions
      from underlying mutual fund         $           --             --         22,185         15,003         14,170         46,580
    Mortality, expense charges and
      administrative charges (note 3)                 90          1,237             --             --             --             --
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Investment income (loss) - net                90          1,237         22,185         15,003         14,170         46,580
                                          -------------- -------------- -------------- -------------- -------------- --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS - NET
    Realized gain distributions from
      underlying mutual fund                          --             --         51,845         33,102         24,926         96,516

    Realized gains (losses) on sales of
      investments
        Proceeds from sales                       32,396         71,016        132,225         80,859         11,916        116,718
        Cost of investments sold                 (29,293)       (40,852)      (108,408)       (48,421)        (7,608)       (69,570)
                                          -------------- -------------- -------------- -------------- -------------- --------------
                                                   3,103         30,164         23,817         32,438          4,308         47,148
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Net realized gains (losses) on
          investments                              3,103         30,164         75,662         65,540         29,234        143,664

    Net change in unrealized appreciation
      (depreciation) of investments                7,351        295,583          5,186        250,980         20,462         49,015
                                          -------------- -------------- -------------- -------------- -------------- --------------

        Net gains (losses) on investments         10,454        325,747         80,848        316,520         49,696        192,679
                                          -------------- -------------- -------------- -------------- -------------- --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $       10,544        326,984        103,033        331,523         63,866        239,259
                                          ============== ============== ============== ============== ============== ==============

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2014

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                             VANGUARD       VANGUARD       VANGUARD       VANGUARD       VANGUARD       VANGUARD
                                             VI HIGH           VI          VI MONEY      VI SHT-TRM    VI SMALL CO      VI TOTAL
                                            YIELD BOND   INTERNATIONAL      MARKET         INV-GR         GROWTH      BOND MARKET
                                          -------------- -------------- -------------- -------------- -------------- --------------
INVESTMENT INCOME (LOSS) - NET
    Investment income distributions
      from underlying mutual fund         $       39,634         19,106            517          6,740          5,827         24,587
    Mortality, expense charges and
      administrative charges (note 3)                 --             --             --             --             --             --
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Investment income (loss) - net            39,634         19,106            517          6,740          5,827         24,587
                                          -------------- -------------- -------------- -------------- -------------- --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS - NET
    Realized gain distributions from
      underlying mutual fund                          --             --             --          2,059        262,594          3,584

    Realized gains (losses) on sales of
      investments
        Proceeds from sales                       54,687         74,798        178,710         27,986        132,669         60,276
        Cost of investments sold                 (51,058)       (56,742)      (178,710)       (27,830)       (87,141)       (61,906)
                                          -------------- -------------- -------------- -------------- -------------- --------------
                                                   3,629         18,056             --            156         45,528         (1,630)
                                          -------------- -------------- -------------- -------------- -------------- --------------
        Net realized gains (losses) on
          investments                              3,629         18,056             --          2,215        308,122          1,954

    Net change in unrealized appreciation
      (depreciation) of investments              (12,516)      (155,422)            --         (1,857)      (199,713)        33,480
                                          -------------- -------------- -------------- -------------- -------------- --------------

        Net gains (losses) on investments         (8,887)      (137,366)            --            358        108,409         35,434
                                          -------------- -------------- -------------- -------------- -------------- --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $       30,747       (118,260)           517          7,098        114,236         60,021
                                          ============== ============== ============== ============== ============== ==============

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2014

                                             SEGREGATED SUB-ACCOUNTS
                                          -----------------------------
                                             VANGUARD
                                             VI TOTAL
                                           STOCK MARKET      TOTALS
                                          -------------- --------------
INVESTMENT INCOME (LOSS) - NET
    Investment income distributions
      from underlying mutual fund         $       12,701      1,676,988
    Mortality, expense charges and
      administrative charges (note 3)                 --        262,397
                                          -------------- --------------
        Investment income (loss) - net            12,701      1,939,385
                                          -------------- --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS - NET
    Realized gain distributions from
      underlying mutual fund                      50,380      4,332,647

    Realized gains (losses) on sales of
      investments
        Proceeds from sales                      121,949      9,534,520
        Cost of investments sold                 (94,551)    (6,927,070)
                                          -------------- --------------
                                                  27,398      2,607,450
                                          -------------- --------------
        Net realized gains (losses) on
          investments                             77,778      6,940,097

    Net change in unrealized appreciation
      (depreciation) of investments               43,815     (2,906,008)
                                          -------------- --------------

        Net gains (losses) on investments        121,593      4,034,089
                                          -------------- --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $      134,294      5,973,474
                                          ============== ==============

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

                     Years ended December 31, 2014 and 2013

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                            ALLIANBERN    FIDELITY VIP                    FRANKLIN       IBBOTSON       IBBOTSON
                                           VPS INTL VAL     EQUITY-      FIDELITY VIP   SMALL CP VAL    AGGRESSIVE      BALANCED
                                               CL A        INCOME IC      MID CAP IC      VIP CL 1      GRWTH ETF1        ETF1
                                          -------------- -------------- -------------- -------------- -------------- --------------
YEAR ENDED DECEMBER 31, 2013
Operations
    Investment income (loss) - net        $       21,664         30,254          7,926         24,063        202,788        107,933
    Net realized gains (losses) on
        investments                               (1,498)       131,807        220,010         96,396        317,009         68,308
    Net change in unrealized appreciation
        (depreciation) of investments             49,157         92,024        142,950        350,640      1,653,635        446,490
                                          -------------- -------------- -------------- -------------- -------------- --------------
Net increase (decrease) in net assets
    resulting from operations                     69,323        254,085        370,886        471,099      2,173,432        622,731
                                          -------------- -------------- -------------- -------------- -------------- --------------

Policy transactions (notes 3 and 6)
    Policy purchase payments                      65,827        368,072        328,388        368,506      4,114,803      1,641,637
    Policy terminations, withdrawal
        payments and charges                     (37,070)      (199,983)      (149,136)      (166,262)      (508,450)      (289,807)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets from
    policy transactions                           28,757        168,089        179,252        202,244      3,606,353      1,351,830
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets                 98,080        422,174        550,138        673,343      5,779,785      1,974,561
Net assets at the beginning of year              288,848        848,769        950,947      1,198,775      9,903,881      4,598,585
                                          -------------- -------------- -------------- -------------- -------------- --------------
NET ASSETS AT THE END OF YEAR             $      386,928      1,270,943      1,501,085      1,872,118     15,683,666      6,573,146
                                          ============== ============== ============== ============== ============== ==============

YEAR ENDED DECEMBER 31, 2014
Operations
    Investment income (loss) - net        $       16,234         49,914          6,912         20,473        253,739        123,068
    Net realized gains (losses) on
        investments                                4,591         39,674         82,063        203,822        547,658        214,831
    Net change in unrealized appreciation
        (depreciation) of investments            (46,509)        32,226         26,552       (199,437)        27,198          9,296
                                          -------------- -------------- -------------- -------------- -------------- --------------
Net increase (decrease) in net assets
    resulting from operations                    (25,684)       121,814        115,527         24,858        828,595        347,195
                                          -------------- -------------- -------------- -------------- -------------- --------------

Policy transactions (notes 3 and 6)
    Policy purchase payments                     110,494        393,971        581,948        666,361      5,076,776      1,823,963
    Policy terminations, withdrawal
        payments and charges                     (61,676)       (57,043)      (159,240)      (132,232)    (1,163,436)      (466,979)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets
    from policy transactions                      48,818        336,928        422,708        534,129      3,913,340      1,356,984
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets                 23,134        458,742        538,235        558,987      4,741,935      1,704,179
Net assets at the beginning of year              386,928      1,270,943      1,501,085      1,872,118     15,683,666      6,573,146
                                          -------------- -------------- -------------- -------------- -------------- --------------
NET ASSETS AT THE END OF YEAR             $      410,062      1,729,685      2,039,320      2,431,105     20,425,601      8,277,325
                                          ============== ============== ============== ============== ============== ==============

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

                     Years ended December 31, 2014 and 2013

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                                                           IBBOTSON
                                             IBBOTSON       IBBOTSON       INCOME &       IVY VIP
                                           CONSERVATIVE      GROWTH         GROWTH         ASSET         IVY VIP        IVY VIP
                                               ETF1           ETF1           ETF1         STRATEGY       BALANCED         BOND
                                          -------------- -------------- -------------- -------------- -------------- --------------
YEAR ENDED DECEMBER 31, 2013
Operations
    Investment income (loss) - net        $       32,717        576,079         33,716         94,614          1,224         14,196
    Net realized gains (losses) on
        investments                               46,038        613,015         75,777         70,128          6,876          3,719
    Net change in unrealized appreciation
        (depreciation) of investments            (22,312)     4,347,339         12,512      1,144,138          6,449        (24,311)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Net increase (decrease) in net assets
    resulting from operations                     56,443      5,536,433        122,005      1,308,880         14,549         (6,396)
                                          -------------- -------------- -------------- -------------- -------------- --------------

Policy transactions (notes 3 and 6)
    Policy purchase payments                     542,288      8,446,011        845,658      1,373,275         44,417         82,410
    Policy terminations, withdrawal
        payments and charges                    (436,532)    (1,532,426)      (803,881)      (253,014)        (7,951)      (108,822)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets from
    policy transactions                          105,756      6,913,585         41,777      1,120,261         36,466        (26,412)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets                162,199     12,450,018        163,782      2,429,141         51,015        (32,808)
Net assets at the beginning of year            1,817,772     29,721,267      1,681,817      4,493,457         49,816        337,190
                                          -------------- -------------- -------------- -------------- -------------- --------------
NET ASSETS AT THE END OF YEAR             $    1,979,971     42,171,285      1,845,599      6,922,598        100,831        304,382
                                          ============== ============== ============== ============== ============== ==============

YEAR ENDED DECEMBER 31, 2014
Operations
    Investment income (loss) - net        $       27,520        683,350         34,024         68,568          2,453         15,709
    Net realized gains (losses) on
        investments                               38,722      1,255,198         58,470      1,061,376         15,265         10,602
    Net change in unrealized appreciation
        (depreciation) of investments             (3,157)       263,608        (22,083)    (1,497,725)        (2,821)        (9,690)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Net increase (decrease) in net assets
    resulting from operations                     63,085      2,202,156         70,411       (367,781)        14,897         16,621
                                          -------------- -------------- -------------- -------------- -------------- --------------

Policy transactions (notes 3 and 6)
    Policy purchase payments                     483,809      9,757,097        513,243      1,764,129        110,236         94,724
    Policy terminations, withdrawal
        payments and charges                    (524,802)    (2,954,633)      (250,430)      (612,069)        (8,858)       (11,207)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets from
    policy transactions                          (40,993)     6,802,464        262,813      1,152,060        101,378         83,517
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets                 22,092      9,004,620        333,224        784,279        116,275        100,138
Net assets at the beginning of year            1,979,971     42,171,285      1,845,599      6,922,598        100,831        304,382
                                          -------------- -------------- -------------- -------------- -------------- --------------
NET ASSETS AT THE END OF YEAR             $    2,002,063     51,175,905      2,178,823      7,706,877        217,106        404,520
                                          ============== ============== ============== ============== ============== ==============

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

                     Years ended December 31, 2014 and 2013

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                                            IVY VIP
                                             IVY VIP        DIVIDEND       IVY VIP      IVY VIP GLBL     IVY VIP        IVY VIP
                                           CORE EQUITY        OPP           ENERGY      NATURAL RES    GLOBAL BOND       GROWTH
                                          -------------- -------------- -------------- -------------- -------------- --------------
YEAR ENDED DECEMBER 31, 2013
Operations
    Investment income (loss) - net        $        7,976          5,771            946          5,781             67          7,183
    Net realized gains (losses) on
        investments                               85,033         15,593          6,921         17,721             11         73,135
    Net change in unrealized appreciation
        (depreciation) of investments            150,099         52,886         42,031         79,592            364        188,906
                                          -------------- -------------- -------------- -------------- -------------- --------------
Net increase (decrease) in net assets
    resulting from operations                    243,108         74,250         49,898        103,094            442        269,224
                                          -------------- -------------- -------------- -------------- -------------- --------------

Policy transactions (notes 3 and 6)
    Policy purchase payments                     303,683         71,640         46,121        372,304         16,312        197,156
    Policy terminations, withdrawal
        payments and charges                     (77,184)       (22,653)       (14,737)       (72,926)          (944)       (48,779)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets from
    policy transactions                          226,499         48,987         31,384        299,378         15,368        148,377
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets                469,607        123,237         81,282        402,472         15,810        417,601
Net assets at the beginning of year              610,188        218,546        165,229      1,081,795          8,764        654,601
                                          -------------- -------------- -------------- -------------- -------------- --------------
NET ASSETS AT THE END OF YEAR             $    1,079,795        341,783        246,511      1,484,267         24,574      1,072,202
                                          ============== ============== ============== ============== ============== ==============

YEAR ENDED DECEMBER 31, 2014
Operations
    Investment income (loss) - net        $       11,914          6,243          1,262          7,547            848         10,351
    Net realized gains (losses) on
        investments                              195,052         39,937         13,517          6,034             91        233,300
    Net change in unrealized appreciation
        (depreciation) of investments            (80,924)        (6,803)       (42,815)      (242,862)          (922)       (98,613)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Net increase (decrease) in net assets
    resulting from operations                    126,042         39,377        (28,036)      (229,281)            17        145,038
                                          -------------- -------------- -------------- -------------- -------------- --------------

Policy transactions (notes 3 and 6)
    Policy purchase payments                     460,737         80,125         49,961        380,616         13,523        254,836
    Policy terminations, withdrawal
        payments and charges                     (79,825)       (24,203)       (11,701)       (62,581)        (2,621)       (82,986)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets from
    policy transactions                          380,912         55,922         38,260        318,035         10,902        171,850
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets                506,954         95,299         10,224         88,754         10,919        316,888
Net assets at the beginning of year            1,079,795        341,783        246,511      1,484,267         24,574      1,072,202
                                          -------------- -------------- -------------- -------------- -------------- --------------
NET ASSETS AT THE END OF YEAR             $    1,586,749        437,082        256,735      1,573,021         35,493      1,389,090
                                          ============== ============== ============== ============== ============== ==============

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

                     Years ended December 31, 2014 and 2013

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                                                                          IVY VIP        IVY VIP
                                             IVY VIP      IVY VIP INTL   IVY VIP INTL     LIMITED-      MICRO CAP     IVY VIP MID
                                           HIGH INCOME    CORE EQUITY       GROWTH       TERM BOND        GROWTH       CAP GROWTH
                                          -------------- -------------- -------------- -------------- -------------- --------------
YEAR ENDED DECEMBER 31, 2013
Operations
    Investment income (loss) - net        $       21,564         19,916          6,445             97          1,268          1,461
    Net realized gains (losses) on
        investments                                6,929         12,464         15,307            (58)        29,504         27,806
    Net change in unrealized appreciation
        (depreciation) of investments             16,096        199,282         69,766            (85)        97,970         56,730
                                          -------------- -------------- -------------- -------------- -------------- --------------
Net increase (decrease) in net assets
    resulting from operations                     44,589        231,662         91,518            (46)       128,742         85,997
                                          -------------- -------------- -------------- -------------- -------------- --------------

Policy transactions (notes 3 and 6)
    Policy purchase payments                     172,577        331,918        113,066         15,349         46,932         93,761
    Policy terminations, withdrawal
        payments and charges                     (37,769)       (60,991)       (25,366)        (2,772)       (38,193)       (32,800)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets from
    policy transactions                          134,808        270,927         87,700         12,577          8,739         60,961
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets                179,397        502,589        179,218         12,531        137,481        146,958
Net assets at the beginning of year              354,774        774,161        421,122         13,756        213,455        250,431
                                          -------------- -------------- -------------- -------------- -------------- --------------
NET ASSETS AT THE END OF YEAR             $      534,171      1,276,750        600,340         26,287        350,936        397,389
                                          ============== ============== ============== ============== ============== ==============

YEAR ENDED DECEMBER 31, 2014
Operations
    Investment income (loss) - net        $       31,075         44,187         16,240            396          1,639          1,970
    Net realized gains (losses) on
        investments                               10,080        131,887         61,644            (96)        61,074         32,304
Net change in unrealized appreciation
    (depreciation) of investments                (29,625)      (157,009)       (69,046)           189        (66,780)         2,871
                                          -------------- -------------- -------------- -------------- -------------- --------------
Net increase (decrease) in net assets
    resulting from operations                     11,530         19,065          8,838            489         (4,067)        37,145
                                          -------------- -------------- -------------- -------------- -------------- --------------

Policy transactions (notes 3 and 6)
    Policy purchase payments                     149,632        614,264        110,659         20,342         80,216         79,121
    Policy terminations, withdrawal
        payments and charges                     (29,876)       (80,866)       (30,022)        (4,256)       (25,349)       (15,849)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets from
    policy transactions                          119,756        533,398         80,637         16,086         54,867         63,272
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets                131,286        552,463         89,475         16,575         50,800        100,417
Net assets at the beginning of year              534,171      1,276,750        600,340         26,287        350,936        397,389
                                          -------------- -------------- -------------- -------------- -------------- --------------
NET ASSETS AT THE END OF YEAR             $      665,457      1,829,213        689,815         42,862        401,736        497,806
                                          ============== ============== ============== ============== ============== ==============

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

                     Years ended December 31, 2014 and 2013

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                             IVY VIP        IVY VIP        IVY VIP        IVY VIP        IVY VIP        IVY VIP
                                              MONEY        PATHFINDER     PATHFINDER     PATHFINDER     PATHFINDER     PATHFINDER
                                              MARKET       AGGRESSIVE      CONSERV        MOD AGGR       MOD CONS       MODERATE
                                          -------------- -------------- -------------- -------------- -------------- --------------
YEAR ENDED DECEMBER 31, 2013
Operations
    Investment income (loss) - net        $           97        192,526          2,933        287,960         40,703        126,323
    Net realized gains (losses) on
        investments                                   --         43,860            484         74,400         12,939         26,858
    Net change in unrealized appreciation
        (depreciation) of investments                 --        382,816          3,587        736,134         57,280        336,717
                                          -------------- -------------- -------------- -------------- -------------- --------------
Net increase (decrease) in net assets
    resulting from operations                         97        619,202          7,004      1,098,494        110,922        489,898
                                          -------------- -------------- -------------- -------------- -------------- --------------

Policy transactions (notes 3 and 6)
    Policy purchase payments                      11,616        492,536         15,273        715,513        317,805        668,035
    Policy terminations, withdrawal
        payments and charges                     (10,452)      (139,246)        (7,839)      (434,444)       (50,205)      (152,754)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets from
    policy transactions                            1,164        353,290          7,434        281,069        267,600        515,281
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets                  1,261        972,492         14,438      1,379,563        378,522      1,005,179
Net assets at the beginning of year               18,503      2,063,096         39,717      4,436,949        401,735      2,025,277
                                          -------------- -------------- -------------- -------------- -------------- --------------
NET ASSETS AT THE END OF YEAR             $       19,764      3,035,588         54,155      5,816,512        780,257      3,030,456
                                          ============== ============== ============== ============== ============== ==============

YEAR ENDED DECEMBER 31, 2014
Operations
    Investment income (loss) - net        $          106         38,867            976         95,053         11,863         51,263
    Net realized gains (losses) on
        investments                                   --        354,342          4,233        471,460         60,053        287,231
    Net change in unrealized appreciation
        (depreciation) of investments                 --       (230,870)        (2,769)      (237,107)       (35,849)      (181,117)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Net increase (decrease) in net assets
    resulting from operations                        106        162,339          2,440        329,406         36,067        157,377
                                          -------------- -------------- -------------- -------------- -------------- --------------

Policy transactions (notes 3 and 6)
    Policy purchase payments                       7,478        565,322         14,823      1,645,417        159,772        665,335
    Policy terminations, withdrawal
        payments and charges                      (1,568)      (514,308)        (7,208)      (179,851)       (43,550)      (222,060)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets from
    policy transactions                            5,910         51,014          7,615      1,465,566        116,222        443,275
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets                  6,016        213,353         10,055      1,794,972        152,289        600,652
Net assets at the beginning of year               19,764      3,035,588         54,155      5,816,512        780,257      3,030,456
                                          -------------- -------------- -------------- -------------- -------------- --------------
NET ASSETS AT THE END OF YEAR             $       25,780      3,248,941         64,210      7,611,484        932,546      3,631,108
                                          ============== ============== ============== ============== ============== ==============

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

                     Years ended December 31, 2014 and 2013

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                                            IVY VIP        IVY VIP        IVY VIP
                                           IVY VIP REAL    SCIENCE &      SMALL CAP      SMALL CAP       IVY VIP      JANUS ASPEN
                                            ESTATE SEC        TECH          GROWTH         VALUE          VALUE         JANUS IS
                                          -------------- -------------- -------------- -------------- -------------- --------------
YEAR ENDED DECEMBER 31, 2013
Operations
    Investment income (loss) - net        $        2,432          5,491          1,365          2,673          2,370          7,879
    Net realized gains (losses) on
        investments                                6,795        130,750          8,628         20,968         13,129         39,403
    Net change in unrealized appreciation
        (depreciation) of investments             (7,205)       421,383        100,019         35,088         42,180        188,832
                                          -------------- -------------- -------------- -------------- -------------- --------------
Net increase (decrease) in net assets
    resulting from operations                      2,022        557,624        110,012         58,729         57,679        236,114
                                          -------------- -------------- -------------- -------------- -------------- --------------

Policy transactions (notes 3 and 6)
    Policy purchase payments                      27,002        496,250         68,368         54,455         46,371        191,800
    Policy terminations, withdrawal
        payments and charges                     (12,599)      (175,085)       (23,175)       (21,897)       (18,284)       (95,252)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets from
    policy transactions                           14,403        321,165         45,193         32,558         28,087         96,548
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets                 16,425        878,789        155,205         91,287         85,766        332,662
Net assets at the beginning of year              143,310        846,394        222,051        151,509        145,883        720,514
                                          -------------- -------------- -------------- -------------- -------------- --------------
NET ASSETS AT THE END OF YEAR             $      159,735      1,725,183        377,256        242,796        231,649      1,053,176
                                          ============== ============== ============== ============== ============== ==============

YEAR ENDED DECEMBER 31, 2014
Operations
    Investment income (loss) - net        $        2,847          8,611          1,832          1,478          4,087          5,280
    Net realized gains (losses) on
        investments                               16,357        198,489         54,244         48,753         40,734        142,948
    Net change in unrealized appreciation
        (depreciation) of investments             33,045       (139,055)       (45,755)       (29,669)       (15,675)        (5,968)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Net increase (decrease) in net assets
resulting from operations                         52,249         68,045         10,321         20,562         29,146        142,260
                                          -------------- -------------- -------------- -------------- -------------- --------------

Policy transactions (notes 3 and 6)
    Policy purchase payments                      30,249        458,062         83,643         65,669         71,445        207,912
    Policy terminations, withdrawal
        payments and charges                      (9,102)      (112,353)       (16,047)       (27,615)       (11,989)      (157,098)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets from
    policy transactions                           21,147        345,709         67,596         38,054         59,456         50,814
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets                 73,396        413,754         77,917         58,616         88,602        193,074
Net assets at the beginning of year              159,735      1,725,183        377,256        242,796        231,649      1,053,176
                                          -------------- -------------- -------------- -------------- -------------- --------------
NET ASSETS AT THE END OF YEAR             $      233,131      2,138,937        455,173        301,412        320,251      1,246,250
                                          ============== ============== ============== ============== ============== ==============

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

                     Years ended December 31, 2014 and 2013

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                                                                            SFT            SFT
                                                          MORGSTANLEY        SFT          ADVANTUS       ADVANTUS         SFT
                                           JANUS ASPEN     UIF EMG MK      ADVANTUS      INDEX 400      INDEX 500    ADVANTUS INTL
                                           OVERSEAS IS      EQ CL 2       BOND CL 1       MC CL 1          CL 1        BOND CL 1
                                          -------------- -------------- -------------- -------------- -------------- --------------
YEAR ENDED DECEMBER 31, 2013
Operations
    Investment income (loss) - net        $       51,977         12,213            341            281          1,045             --
    Net realized gains (losses) on
        investments                              (31,922)        17,380         24,336         36,717         48,601         24,993
    Net change in unrealized appreciation
        (depreciation) of investments            203,281        (29,936)       (26,616)       120,666        241,241        (21,898)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Net increase (decrease) in net assets
    resulting from operations                    223,336           (343)        (1,939)       157,664        290,887          3,095
                                          -------------- -------------- -------------- -------------- -------------- --------------

Policy transactions (notes 3 and 6)
    Policy purchase payments                     445,532        326,662        295,409        229,476        571,128        243,340
    Policy terminations, withdrawal
        payments and charges                    (219,031)       (90,680)      (111,126)       (93,784)      (138,555)       (96,664)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets from
    policy transactions                          226,501        235,982        184,283        135,692        432,573        146,676
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets                449,837        235,639        182,344        293,356        723,460        149,771
Net assets at the beginning of year            1,396,064        755,880        606,960        437,628        767,544        606,138
                                          -------------- -------------- -------------- -------------- -------------- --------------
NET ASSETS AT THE END OF YEAR             $    1,845,901        991,519        789,304        730,984      1,491,004        755,909
                                          ============== ============== ============== ============== ============== ==============

YEAR ENDED DECEMBER 31, 2014
Operations
    Investment income (loss) - net        $       61,846          8,412            474            465          1,912             --
    Net realized gains (losses) on
        investments                              131,424          4,096          5,814         14,302         21,107          8,293
    Net change in unrealized appreciation
        (depreciation) of investments           (433,898)       (83,956)        51,876         74,688        248,938          5,650
                                          -------------- -------------- -------------- -------------- -------------- --------------
Net increase (decrease) in net assets
    resulting from operations                   (240,628)       (71,448)        58,164         89,455        271,957         13,943
                                          -------------- -------------- -------------- -------------- -------------- --------------

Policy transactions (notes 3 and 6)
    Policy purchase payments                     469,190        521,260        288,001        413,963      1,054,861        206,840
    Policy terminations, withdrawal
        payments and charges                    (171,490)       (35,351)       (29,534)       (37,309)       (58,341)       (38,489)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets from
    policy transactions                          297,700        485,909        258,467        376,654        996,520        168,351
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets                 57,072        414,461        316,631        466,109      1,268,477        182,294
Net assets at the beginning of year            1,845,901        991,519        789,304        730,984      1,491,004        755,909
                                          -------------- -------------- -------------- -------------- -------------- --------------
NET ASSETS AT THE END OF YEAR             $    1,902,973      1,405,980      1,105,935      1,197,093      2,759,481        938,203
                                          ============== ============== ============== ============== ============== ==============

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

                     Years ended December 31, 2014 and 2013

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                               SFT            SFT
                                             ADVANTUS       ADVANTUS                    VANGUARD VI    VANGUARD VI    VANGUARD VI
                                             MORTGAGE     REAL ESTATE    VANGUARD VI      CAPITAL      DIVERSIFIED       EQUITY
                                               CL 1           CL 1         BALANCED        GROWTH         VALUE          INCOME
                                          -------------- -------------- -------------- -------------- -------------- --------------
YEAR ENDED DECEMBER 31, 2013
Operations
    Investment income (loss) - net        $           91            840         16,254         10,510          9,764         28,453
    Net realized gains (losses) on
        investments                                9,648         46,123         43,700         48,326          9,769         27,090
    Net change in unrealized appreciation
        (depreciation) of investments            (12,568)       (41,111)        73,898        276,200        101,538        280,616
                                          -------------- -------------- -------------- -------------- -------------- --------------
Net increase (decrease) in net assets
    resulting from operations                     (2,829)         5,852        133,852        335,036        121,071        336,159
                                          -------------- -------------- -------------- -------------- -------------- --------------

Policy transactions (notes 3 and 6)
    Policy purchase payments                      60,222        286,120        299,184        533,603        117,061        499,179
    Policy terminations, withdrawal
        payments and charges                     (93,126)       (90,380)      (128,350)       (72,218)       (32,477)       (80,612)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets from
    policy transactions                          (32,904)       195,740        170,834        461,385         84,584        418,567
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets                (35,733)       201,592        304,686        796,421        205,655        754,726
Net assets at the beginning of year              203,991        717,492        590,674        684,698        373,166        955,205
                                          -------------- -------------- -------------- -------------- -------------- --------------
NET ASSETS AT THE END OF YEAR             $      168,258        919,084        895,360      1,481,119        578,821      1,709,931
                                          ============== ============== ============== ============== ============== ==============

YEAR ENDED DECEMBER 31, 2014
Operations
    Investment income (loss) - net        $           90          1,237         22,185         15,003         14,170         46,580
    Net realized gains (losses) on
        investments                                3,103         30,164         75,662         65,540         29,234        143,664
    Net change in unrealized appreciation
        (depreciation)  of investments             7,351        295,583          5,186        250,980         20,462         49,015
                                          -------------- -------------- -------------- -------------- -------------- --------------
Net increase (decrease) in net assets
    resulting from operations                     10,544        326,984        103,033        331,523         63,866        239,259
                                          -------------- -------------- -------------- -------------- -------------- --------------

Policy transactions (notes 3 and 6)
    Policy purchase payments                      25,762        379,924        575,018      1,016,895        165,557        713,109
    Policy terminations, withdrawal
        payments and charges                     (32,435)       (71,380)      (132,225)       (80,859)       (11,916)      (116,718)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets from
    policy transactions                           (6,673)       308,544        442,793        936,036        153,641        596,391
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets                  3,871        635,528        545,826      1,267,559        217,507        835,650
Net assets at the beginning of year              168,258        919,084        895,360      1,481,119        578,821      1,709,931
                                          -------------- -------------- -------------- -------------- -------------- --------------
NET ASSETS AT THE END OF YEAR             $      172,129      1,554,612      1,441,186      2,748,678        796,328      2,545,581
                                          ============== ============== ============== ============== ============== ==============

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

                     Years ended December 31, 2014 and 2013

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                           VANGUARD VI                   VANGUARD VI    VANGUARD VI    VANGUARD VI    VANGUARD VI
                                            HIGH YIELD    VANGUARD VI       MONEY       SHT-TRM INV-     SMALL CO      TOTAL BOND
                                               BOND      INTERNATIONAL      MARKET           GR           GROWTH         MARKET
                                          -------------- -------------- -------------- -------------- -------------- --------------
YEAR ENDED DECEMBER 31, 2013
Operations
    Investment income (loss) - net        $       26,135         10,516            636          6,665          8,837         22,068
    Net realized gains (losses) on
        investments                               10,443         13,946             --          2,762        160,682         11,386
    Net change in unrealized appreciation
        (depreciation) of investments            (10,568)       176,776             --         (5,651)       385,605        (52,770)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Net increase (decrease) in net assets
    resulting from operations                     26,010        201,238            636          3,776        555,124        (19,316)
                                          -------------- -------------- -------------- -------------- -------------- --------------

Policy transactions (notes 3 and 6)
    Policy purchase payments                     250,912        460,755         57,815         90,922        511,440        248,511
    Policy terminations, withdrawal
        payments and charges                     (86,585)       (64,767)      (199,666)       (12,779)      (151,731)      (122,090)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets from
    policy transactions                          164,327        395,988       (141,851)        78,143        359,709        126,421
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets                190,337        597,226       (141,215)        81,919        914,833        107,105
Net assets at the beginning of year              478,271        612,778        676,431        299,784      1,033,582        820,389
                                          -------------- -------------- -------------- -------------- -------------- --------------
NET ASSETS AT THE END OF YEAR             $      668,608      1,210,004        535,216        381,703      1,948,415        927,494
                                          ============== ============== ============== ============== ============== ==============

YEAR ENDED DECEMBER 31, 2014
Operations
    Investment income (loss) - net        $       39,634         19,106            517          6,740          5,827         24,587
    Net realized gains (losses) on
        investments                                3,629         18,056             --          2,215        308,122          1,954
    Net change in unrealized appreciation
        (depreciation) of investments            (12,516)      (155,422)            --         (1,857)      (199,713)        33,480
                                          -------------- -------------- -------------- -------------- -------------- --------------
Net increase (decrease) in net assets
    resulting from operations                     30,747       (118,260)           517          7,098        114,236         60,021
                                          -------------- -------------- -------------- -------------- -------------- --------------

Policy transactions (notes 3 and 6)
    Policy purchase payments                     245,829        996,891        172,297        108,138        864,863        323,719
    Policy terminations, withdrawal
        payments and charges                     (54,687)       (74,798)      (178,710)       (27,986)      (132,669)       (60,276)
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets from
    policy transactions                          191,142        922,093         (6,413)        80,152        732,194        263,443
                                          -------------- -------------- -------------- -------------- -------------- --------------
Increase (decrease) in net assets                221,889        803,833         (5,896)        87,250        846,430        323,464
Net assets at the beginning of year              668,608      1,210,004        535,216        381,703      1,948,415        927,494
                                          -------------- -------------- -------------- -------------- -------------- --------------
NET ASSETS AT THE END OF YEAR             $      890,497      2,013,837        529,320        468,953      2,794,845      1,250,958
                                          ============== ============== ============== ============== ============== ==============

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

                     Years ended December 31, 2014 and 2013

                                             SEGREGATED SUB-ACCOUNTS
                                          -----------------------------
                                           VANGUARD VI
                                           TOTAL STOCK
                                              MARKET         TOTALS
                                          -------------- --------------
YEAR ENDED DECEMBER 31, 2013
Operations
    Investment income (loss) - net        $        8,524      2,113,551
    Net realized gains (losses) on
        investments                               41,084      2,861,229
    Net change in unrealized appreciation
        (depreciation)  of investments           128,676     13,236,558
                                          -------------- --------------
Net increase (decrease) in net assets
    resulting from operations                    178,284     18,211,338
                                          -------------- --------------

Policy transactions (notes 3 and 6)
    Policy purchase payments                     364,256     28,998,662
    Policy terminations, withdrawal
        payments and charges                     (97,821)    (8,052,122)
                                          -------------- --------------
Increase (decrease) in net assets from
    policy transactions                          266,435     20,946,540
                                          -------------- --------------
Increase (decrease) in net assets                444,719     39,157,878
Net assets at the beginning of year              390,204     84,279,763
                                          -------------- --------------
NET ASSETS AT THE END OF YEAR             $      834,923    123,437,641
                                          ============== ==============

YEAR ENDED DECEMBER 31, 2014
Operations
    Investment income (loss) - net        $       12,701      1,939,385
    Net realized gains (losses) on
        investments                               77,778      6,940,097
    Net change in unrealized appreciation
        (depreciation) of investments             43,815     (2,906,008)
                                          -------------- --------------
Net increase (decrease) in net assets
    resulting from operations                    134,294      5,973,474
                                          -------------- --------------

Policy transactions (notes 3 and 6)
    Policy purchase payments                     476,510     36,664,537
    Policy terminations, withdrawal
        payments and charges                    (121,949)    (9,622,611)
                                          -------------- --------------
Increase (decrease) in net assets from
    policy transactions                          354,561     27,041,926
                                          -------------- --------------
Increase (decrease) in net assets                488,855     33,015,400
Net assets at the beginning of year              834,923    123,437,641
                                          -------------- --------------
NET ASSETS AT THE END OF YEAR             $    1,323,778    156,453,041
                                          ============== ==============

See accompanying notes to financial statements.

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

(1)   ORGANIZATION AND BASIS OF PRESENTATION

      The Individual Variable Universal Life Account (the Account), was established on June 11, 2007 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account commenced operations on February 11, 2008. The Account currently offers policies consisting of fifty-five segregated sub-accounts to which policy owners may allocate their purchase. The Account charges a mortality and expense risk charge. The financial statements presented herein include four types of individual variable universal life policies, Accumulator Variable Universal Life (2008 inception), Waddell & Reed Advisors Accumulator Variable Universal Life (2008 inception), ML Premier Variable Universal Life (2013 inception), and Variable Universal Life Defender (2014 inception, effective May 2015), offered by the Account.

      The assets of each segregated sub-account are held for the exclusive benefit of the variable life policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life.

      Variable universal life policy owners allocate their purchase payments to one or more of the fifty-five segregated sub-accounts. Such payments are then invested in shares of the following portfolios available under the policy (collectively, the Underlying Funds):

        - AllianceBernstein VPS International Value Portfolio - Class A Shares (AllianBern VPS Intl Val Cl A)
        - Fidelity(R) VIP Equity-Income Portfolio - Initial Class (Fidelity VIP Equity-Income IC)
        - Fidelity(R) VIP Mid Cap Portfolio - Initial Class (Fidelity VIP Mid Cap IC)
        - Franklin Templeton VIP Trust Franklin Small Cap Value VIP Fund Class 1 (Franklin Small Cp Val VIP Cl 1)
        - ALPS VIT Ibbotson Aggressive Growth ETF Asset Allocation Portfolio - Class 1 (Ibbotson Aggressive Grwth ETF1)
        - ALPS VIT Ibbotson Balanced ETF Asset Allocation Portfolio - Class 1 (Ibbotson Balanced ETF1)
        - ALPS VIT Ibbotson Conservative ETF Asset Allocation Portfolio - Class 1 (Ibbotson Conservative ETF1)
        - ALPS VIT Ibbotson Growth ETF Asset Allocation Portfolio - Class 1 (Ibbotson Growth ETF1)
        - ALPS VIT Ibbotson Income and Growth ETF Asset Allocation Portfolio - Class 1 (Ibbotson Income & Growth ETF1)
        -   Ivy Funds VIP - Asset Strategy (Ivy VIP Asset Strategy)
        -   Ivy Funds VIP - Balanced (Ivy VIP Balanced)
        -   Ivy Funds VIP - Bond (Ivy VIP Bond)
        -   Ivy Funds VIP - Core Equity (Ivy VIP Core Equity)
        -   Ivy Funds VIP - Dividend Opportunities (Ivy VIP Dividend Opp)
        -   Ivy Funds VIP - Energy (Ivy VIP Energy)
        -   Ivy Funds VIP - Global Natural Resources (Ivy VIP Glbl Natural Res)
        -   Ivy Funds VIP - Global Bond (Ivy VIP Global Bond)
        -   Ivy Funds VIP - Growth (Ivy VIP Growth)

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

        -   Ivy Funds VIP - High Income (Ivy VIP High Income)
        -   Ivy Funds VIP - International Core Equity (Ivy VIP Intl Core Equity)
        -   Ivy Funds VIP - International Growth (Ivy VIP Intl Growth)
        -   Ivy Funds VIP - Limited-Term Bond (Ivy VIP Limited-Term Bond)
        -   Ivy Funds VIP - Micro Cap Growth (Ivy VIP Micro Cap Growth)
        -   Ivy Funds VIP - Mid Cap Growth (Ivy VIP Mid Cap Growth)
        -   Ivy Funds VIP - Money Market (Ivy VIP Money Market)
        -   Ivy Funds VIP - Pathfinder Aggressive (Ivy VIP Pathfinder
            Aggressive)
        -   Ivy Funds VIP - Pathfinder Conservative (Ivy VIP Pathfinder Conserv)
        - Ivy Funds VIP - Pathfinder Moderately Aggressive (Ivy VIP Pathfinder Mod Aggr)
        - Ivy Funds VIP - Pathfinder Moderately Conservative (Ivy VIP Pathfinder Mod Cons)
        -   Ivy Funds VIP - Pathfinder Moderate (Ivy VIP Pathfinder Moderate)
        -   Ivy Funds VIP - Real Estate Securities (Ivy VIP Real Estate Sec)
        -   Ivy Funds VIP - Science and Technology (Ivy VIP Science & Tech)
        -   Ivy Funds VIP - Small Cap Growth (Ivy VIP Small Cap Growth)
        -   Ivy Funds VIP - Small Cap Value (Ivy VIP Small Cap Value)
        -   Ivy Funds VIP - Value (Ivy VIP Value)
        - Janus Aspen Series - Janus Portfolio - Institutional Shares (Janus Aspen Janus IS)
        - Janus Aspen Series - Overseas Portfolio - Institutional Shares (Janus Aspen Overseas IS)
        - The Universal Institutional Funds, Inc. Morgan Stanley UIF Emerging Markets Equity Portfolio - Class II Shares (MorgStanley UIF Emg Mk Eq Cl 2)
        - Securian Funds Trust - SFT Advantus Bond Fund - Class 1 Shares (SFT Advantus Bond Cl 1)
        - Securian Funds Trust - SFT Advantus Index 400 Mid-Cap Fund - Class 1 Shares (SFT Advantus Index 400 MC Cl 1)
        - Securian Funds Trust - SFT Advantus Index 500 Fund - Class 1 Shares (SFT Advantus Index 500 Cl 1)
        - Securian Funds Trust - SFT Advantus International Bond Fund - Class 1 Shares (SFT Advantus Intl Bond Cl 1)
        - Securian Funds Trust - SFT Advantus Mortgage Securities Fund - Class 1 Shares (SFT Advantus Mortgage Cl 1)
        - Securian Funds Trust - SFT Advantus Real Estate Securities Fund - Class 1 Shares (SFT Advantus Real Estate Cl 1)
        - Vanguard(R) Variable Insurance Fund Balanced Portfolio (Vanguard VI Balanced)
        - Vanguard(R) Variable Insurance Fund Capital Growth Portfolio (Vanguard VI Capital Growth)
        - Vanguard(R) Variable Insurance Fund Diversified Value Portfolio (Vanguard VI Diversified Value)
        - Vanguard(R) Variable Insurance Fund Equity Income Portfolio (Vanguard VI Equity Income)
        - Vanguard(R) Variable Insurance Fund High Yield Bond Portfolio (Vanguard VI High Yield Bond)
        - Vanguard(R) Variable Insurance Fund International Portfolio (Vanguard VI International)
        -   Vanguard(R) Variable Insurance Fund Money Market Portfolio
            (Vanguard VI Money Market)
        - Vanguard(R) Variable Insurance Fund Short-Term Investment-Grade Portfolio (Vanguard VI Sht-Trm Inv-Gr)

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

        - Vanguard(R) Variable Insurance Fund Small Company Growth Portfolio (Vanguard VI Small Co Growth)
        - Vanguard(R) Variable Insurance Fund Total Bond Market Portfolio (Vanguard VI Total Bond Market)
        - Vanguard(R) Variable Insurance Fund Total Stock Market Portfolio (Vanguard VI Total Stock Market)

      The Securian Funds Trust was organized by Minnesota Life as the investment vehicle for its variable life insurance policies and variable annuity contracts. Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Securian Funds Trust - SFT Advantus International Bond Fund - Class 1 Shares, which is non-diversified), open-end management investment company.

      Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, Inc. (Advantus) acts as the investment adviser for the Securian Funds Trust. Both Securian and Advantus are affiliate companies of Minnesota Life.

      The following sub-accounts had name changes during 2014 and 2013:


                                                                                                             EFFECTIVE
      FORMER NAME                                                         CURRENT NAME                          DATE
      ------------------------------------------------     -------------------------------------------    -----------------
      Ibbotson Aggressive Growth ETF, Class 1              ALPS VIT  Ibbotson  Aggressive  Growth ETF       May 20, 2013
                                                           Asset Allocation Portfolio - Class 1

      Ibbotson Balanced ETF, Class 1                       ALPS VIT Ibbotson Balanced ETF Asset             May 20, 2013
                                                           Allocation Portfolio -  Class 1

      Ibbotson Conservative ETF, Class 1                   ALPS VIT Ibbotson Conservative ETF Asset         May 20, 2013
                                                           Allocation Portfolio - Class 1

      Ibbotson Growth ETF, Class 1                         ALPS VIT Ibbotson Growth ETF Asset               May 20, 2013
                                                           Allocation Portfolio - Class 1

      Ibbotson Income & Growth ETF, Class 1                ALPS VIT Ibbotson Income and Growth ETF          May 20, 2013
                                                           Asset Allocation Portfolio - Class 1

      Franklin Templeton VIP Trust Franklin Small          Franklin Templeton VIP Trust Franklin            May 1, 2014
      Cap Value Securities Fund Class 1                    Small Cap Value VIP Fund Class 1

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The Underlying Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services - Investment Companies. The significant accounting policies followed consistently by the Underlying Funds are as follows:

      (A)   USE OF ESTIMATES

            The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

      (B)   INVESTMENTS IN UNDERLYING FUNDS

            Investments in shares of the Underlying Funds are stated at fair value which is the net asset value per share as determined daily by each Underlying Fund. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the first in first out (FIFO) basis.

            Realized gains (losses) on investments include realized gain (loss) distributions received from the respective funds and gains (losses) on the sale of fund shares as determined by the average cost method. Realized gain (loss) distributions are reinvested in the respective funds.

            All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The nonaffiliated funds may utilize consent dividends to effectively distribute income for income tax purposes. The Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

      (C)   FEDERAL INCOME TAXES

            The Account is treated as part of Minnesota Life for federal income tax purposes. Under current interpretation of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Underlying Funds. Any applicable taxes will be the responsibility of the policy owners or beneficiaries upon termination or withdrawal.

(3)   EXPENSES AND RELATED PARTY TRANSACTIONS

      The ML Premier Variable Universal Life product was introduced in May 2013. The expense structure is the same for the Accumulator Variable Universal Life, Waddell & Reed Advisors Accumulator Variable Universal Life and the ML Premier Variable Universal Life products as described below:

      There are no mortality and expense charges deducted through the daily unit value calculation. Mortality and expense charges are deducted from policy holders' accounts at each month-end as an account level charge. These charges are included in the cash value charges table as discussed below. The only

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

      income/expense item charged/credited through the daily unit value calculation is the unit value credit. The unit value credit is available to policy holders at the discretion of Minnesota Life. The unit value credit is a pass through of revenue Minnesota Life receives from the advisors to the underlying funds and is intended to reduce expenses otherwise charged to the policies by Minnesota Life. This credit is expressed as a percentage of average annual portfolio assets held by the sub-account and ranges from 0.00% to 0.45%. The unit value credits assessed for the period ended December 31, 2014 is reported as a unit value credit on the statements of operations.

      Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

      A premium charge of up to 7.00% is deducted from each premium payment. This charge is intended to cover the costs of issuing the policy and includes the premium taxes that are sent to the state in which the policy is issued. Total premium charges for the year ended December 31, 2014 and 2013 amounted to $2,033,667 and $1,529,172, respectively.

      In addition to deductions from premium payments, accumulation value charges, if any, are assessed from the actual accumulation value of each policy. These charges are paid by redeeming units of the Account held by the individual policy owner. The following charges may be included in the accumulation value charges:

            A policy issue charge is assessed monthly for the first ten years following issuance of the policy and for the first ten years following any increase in the face amount. The minimum guaranteed charge is $0.04 per $1,000 of initial face amount or face amount increase and the maximum guaranteed charge is $0.53 per $1,000 of initial face amount or face amount increase. The monthly policy charge covers certain administrative charges and is $8 per month and is guaranteed not to exceed $12 per month, plus $0.0125 per $1,000 of face amount.

            The transaction charges are for expenses incurred by Minnesota Life for processing certain transactions. A charge of $25 to $100 is assessed for each policy adjustment. A charge not to exceed $25 may be assessed for each transfer of actual cash value among the segregated sub-accounts.

            The cost of insurance charge varies with the amount of insurance, the insured's age, sex, risk class, level of scheduled premium and duration of the policy.

            The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.03% of the accumulation value less policy loans for years one through ten of the policy. The charge may be raised to 0.075% of the accumulation value.

            The charge for substandard risks is for providing death benefits for policies which have mortality risks in excess of the standard.

            The surrender charge is equal to 1.40 times the lesser of: (a) 60 times the policy issue charge for the initial face amount or the face amount increase as applicable, or (b) the sum of any remaining policy issue charges for the initial face amount or the face amount increase, as applicable, measured from policy termination or full surrender to the end of the ten year surrender charge period.

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

            See the table below for these charges paid to Minnesota Life during the years ended December 31, 2014 and 2013.

      Minnesota Life also assesses charges for the agreements purchased with the policy. The following eleven Agreements are available to provide supplemental insurance benefits under the policy: Death Benefit Guarantee, Family Term - Children, Interest Accumulation Agreement, Overloan Protection, Term Insurance, Waiver of Charges, Early Values Agreement, Waiver of Premium Agreement, Guaranteed Insurability Option, Long Term Care Agreement, and Inflation Agreement. The charges for these agreements are set forth in the prospectus. Not every Agreement above is available in every policy type.

      To the extent the Account invests in the Securian Funds Trust, the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.85% of average daily net assets. In addition, the Securian Funds Trust has adopted a Rule 12b-1 distribution plan covering all of the funds. Under the plan, the Securian Funds Trust pays distribution fees equal to 0.25% of average daily net assets to Securian. Each fund pays an annual fee ranging from 0.02% to 0.07% of net assets to State Street, Inc. for daily fund accounting services. Securian Funds Trust also pays an administrative services fee to Minnesota Life.

      The total of cash value charges (which may include a policy issue charge, a monthly policy charge, certain transaction charges, a cost of insurance charge, mortality and expense risk charges, charges for sub-standard risks and surrender charges) for the years ended December 31, 2014 and 2013 for each segregated sub-account is as follows:

                                                   2014               2013
                                               ------------       ------------
      AllianBern VPS Intl Val Cl A             $     11,828       $     10,060
      Fidelity VIP Equity-Income IC                  40,487             34,760
      Fidelity VIP Mid Cap IC                        47,005             32,582
      Franklin Small Cp Val VIP Cl 1                 59,873             47,114
      Ibbotson Aggressive Grwth ETF1                493,165            356,785
      Ibbotson Balanced ETF1                        316,443            256,410
      Ibbotson Conservative ETF1                    116,923            160,972
      Ibbotson Growth ETF1                        1,543,446          1,188,776
      Ibbotson Income & Growth ETF1                  89,902             80,257
      Ivy VIP Asset Strategy                        245,241            193,654
      Ivy VIP Balanced                                6,566              3,937
      Ivy VIP Bond                                   11,144             10,858
      Ivy VIP Core Equity                            38,535             27,607
      Ivy VIP Dividend Opp                            8,873              7,499
      Ivy VIP Energy                                  7,571              6,598
      Ivy VIP Glbl Natural Res                       46,967             43,478
      Ivy VIP Global Bond                             1,285                739
      Ivy VIP Growth                                 29,578             23,536
      Ivy VIP High Income                            15,202             12,557

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

                                                   2014               2013
                                               ------------       ------------
      Ivy VIP Intl Core Equity                 $     42,758       $     30,261
      Ivy VIP Intl Growth                            13,938             12,135
      Ivy VIP Limited-Term Bond                       1,274                733
      Ivy VIP Micro Cap Growth                        6,392              5,569
      Ivy VIP Mid Cap Growth                         10,542              8,856
      Ivy VIP Money Market                              930                852
      Ivy VIP Pathfinder Aggressive                  97,331             90,617
      Ivy VIP Pathfinder Conserv                      2,426              2,046
      Ivy VIP Pathfinder Mod Aggr                   228,757            201,364
      Ivy VIP Pathfinder Mod Cons                    29,508             26,841
      Ivy VIP Pathfinder Moderate                   112,589             95,435
      Ivy VIP Real Estate Sec                         5,106              4,342
      Ivy VIP Science & Tech                         56,674             40,817
      Ivy VIP Small Cap Growth                        8,518              7,407
      Ivy VIP Small Cap Value                         6,703              5,956
      Ivy VIP Value                                   6,298              4,988
      Janus Aspen Janus IS                           35,356             31,819
      Janus Aspen Overseas IS                        58,098             54,569
      MorgStanley UIF Emg Mk Eq Cl 2                 34,169             28,059
      SFT Advantus Bond Cl 1                         31,268             24,079
      SFT Advantus Index 400 MC Cl 1                 36,345             23,076
      SFT Advantus Index 500 Cl 1                    84,929             42,539
      SFT Advantus Intl Bond Cl 1                    26,445             23,796
      SFT Advantus Mortgage Cl 1                      5,730              6,043
      SFT Advantus Real Estate Cl 1                  36,969             27,378
      Vanguard VI Balanced                           46,111             32,690
      Vanguard VI Capital Growth                     49,058             33,997
      Vanguard VI Diversified Value                  20,308             15,885
      Vanguard VI Equity Income                      64,573             47,508
      Vanguard VI High Yield Bond                    25,549             18,690
      Vanguard VI International                      51,639             29,807
      Vanguard VI Money Market                       26,846             24,923
      Vanguard VI Sht-Trm Inv-Gr                     14,844             12,373
      Vanguard VI Small Co Growth                    69,166             47,822
      Vanguard VI Total Bond Market                  35,356             32,905
      Vanguard VI Total Stock Market                 35,981             25,229

(4)   FAIR VALUE MEASUREMENTS

      In accordance with FASB ASC Topic 820, Fair Value Measurement (FASB ASC
      820), fair value is defined as the price that the Account would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

      The fair value of the Account's financial assets and financial liabilities has been determined using available market information as of December 31, 2014. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

      Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Account uses the market approach which utilizes relevant information generated by market transactions involving identical or comparable assets or liabilities. When applying the market approach, the Account maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Account. Unobservable inputs reflect the Account's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

      The Account is required to categorize its financial assets and financial liabilities recorded on the balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

            Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market.

            Level 2 - Fair value is based on other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed).

            Level 3 - Fair value is based on at least one or more significant unobservable inputs, which may include the Account's own assumptions in determining the fair value of investments.

      The Account uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level. Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Account will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

      As of December 31, 2014, all of the Account's investments are classified as Level 2 as the values are based upon reported net asset values provided by the fund managers and used as a practical expedient in estimating fair value. It has been determined that no transfers between levels occurred during the year. The characterization of the underlying securities held by the funds in accordance with the fair value measurement and disclosures topic of the FASB ASC 820 differs from the characterization of an investment in the fund.

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

(5)   INVESTMENT TRANSACTIONS

      The aggregate cost of purchases and proceeds from sales of investments during the year ended December 31, 2014 were as follows:

                                                 PURCHASES           SALES
                                               ------------       ------------
      AllianBern VPS Intl Val Cl A             $    126,546       $     61,495
      Fidelity VIP Equity-Income IC                 465,736             56,591
      Fidelity VIP Mid Cap IC                       628,243            158,719
      Franklin Small Cp Val VIP Cl 1                836,687            131,480
      Ibbotson Aggressive Grwth ETF1              5,472,908          1,159,311
      Ibbotson Balanced ETF1                      2,066,692            463,551
      Ibbotson Conservative ETF1                    539,061            523,363
      Ibbotson Growth ETF1                       10,530,592          2,935,650
      Ibbotson Income & Growth ETF1                 583,368            248,964
      Ivy VIP Asset Strategy                      2,760,012            605,479
      Ivy VIP Balanced                              127,376              8,509
      Ivy VIP Bond                                  120,849             10,520
      Ivy VIP Core Equity                           642,045             78,434
      Ivy VIP Dividend Opp                          115,602             23,361
      Ivy VIP Energy                                 59,491             11,136
      Ivy VIP Glbl Natural Res                      386,089             60,507
      Ivy VIP Global Bond                            14,316              2,567
      Ivy VIP Growth                                478,661             81,262
      Ivy VIP High Income                           184,165             29,060
      Ivy VIP Intl Core Equity                      772,233             79,343
      Ivy VIP Intl Growth                           180,223             28,931
      Ivy VIP Limited-Term Bond                      20,710              4,175
      Ivy VIP Micro Cap Growth                      129,921             24,690
      Ivy VIP Mid Cap Growth                        106,451             15,064
      Ivy VIP Money Market                            7,544              1,529
      Ivy VIP Pathfinder Aggressive                 811,882            508,101
      Ivy VIP Pathfinder Conserv                     19,693              7,123
      Ivy VIP Pathfinder Mod Aggr                 2,165,404            167,320
      Ivy VIP Pathfinder Mod Cons                   221,414             41,213
      Ivy VIP Pathfinder Moderate                   952,124            213,163
      Ivy VIP Real Estate Sec                        43,930              8,687
      Ivy VIP Science & Tech                        618,340            110,331
      Ivy VIP Small Cap Growth                      133,045             15,438
      Ivy VIP Small Cap Value                       108,562             26,996

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

                                                 PURCHASES           SALES
                                               ------------       ------------
      Ivy VIP Value                            $    110,099       $     11,411
      Janus Aspen Janus IS                          292,708            156,626
      Janus Aspen Overseas IS                       723,857            170,974
      MorgStanley UIF Emg Mk Eq Cl 2                528,705             34,384
      SFT Advantus Bond Cl 1                        288,352             29,412
      SFT Advantus Index 400 MC Cl 1                414,319             37,199
      SFT Advantus Index 500 Cl 1                 1,056,188             57,757
      SFT Advantus Intl Bond Cl 1                   206,840             38,489
      SFT Advantus Mortgage Cl 1                     25,812             32,396
      SFT Advantus Real Estate Cl 1                 380,797             71,016
      Vanguard VI Balanced                          649,047            132,225
      Vanguard VI Capital Growth                  1,065,000             80,859
      Vanguard VI Diversified Value                 204,654             11,916
      Vanguard VI Equity Income                     856,205            116,718
      Vanguard VI High Yield Bond                   285,463             54,687
      Vanguard VI International                   1,015,998             74,798
      Vanguard VI Money Market                      172,815            178,710
      Vanguard VI Sht-Trm Inv-Gr                    116,938             27,986
      Vanguard VI Small Co Growth                 1,133,284            132,669
      Vanguard VI Total Bond Market                 351,890             60,276
      Vanguard VI Total Stock Market                539,591            121,949

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

(6)   UNIT ACTIVITY FROM POLICY TRANSACTIONS

      Transactions in units for each segregated sub-account for the years ended December 31, 2014, and 2013 were as follows:

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ---------------------------------------------------------------------------------------
                                           ALLIANBERN    FIDELITY VIP                    FRANKLIN      IBBOTSON       IBBOTSON
                                          VPS INTL VAL   EQUITY-INCOME  FIDELITY VIP   SMALL CP VAL    AGGRESSIVE     BALANCED
                                             CL A              IC        MID CAP IC      VIP CL 1      GRWTH ETF1       ETF1
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2012         401,118        759,632        766,008        886,329      8,819,352      3,873,111
     Policy purchase payments                   83,732        285,180        224,685        241,981      3,403,298      1,305,045
     Policy terminations, withdrawal
       payments and charges                    (48,663)      (158,072)      (103,993)      (109,690)      (412,866)      (231,777)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2013         436,187        886,740        886,700      1,018,620     11,809,784      4,946,379
     Policy purchase payments                  125,135        260,671        338,245        401,174      3,991,211      1,343,563
     Policy terminations, withdrawal
       payments and charges                    (69,185)       (38,492)       (92,689)       (74,129)      (860,667)      (342,064)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2014         492,137      1,108,919      1,132,256      1,345,665     14,940,328      5,947,878
                                          ============   ============   ============   ============   ============   ============

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ---------------------------------------------------------------------------------------
                                                                          IBBOTSON
                                            IBBOTSON                      INCOME &
                                          CONSERVATIVE     IBBOTSON        GROWTH     IVY VIP ASSET     IVY VIP        IVY VIP
                                              ETF1        GROWTH ETF1       ETF1        STRATEGY       BALANCED         BOND
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2012       1,516,426     25,708,316      1,412,058      3,858,354         39,784        254,242
     Policy purchase payments                  450,295      6,974,017        688,749      1,108,460         30,441         62,664
     Policy terminations, withdrawal
       payments and charges                   (358,694)    (1,181,542)      (661,448)      (198,982)        (5,420)       (83,556)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2013       1,608,027     31,500,791      1,439,359      4,767,832         64,805        233,350
     Policy purchase payments                  387,506      7,192,752        391,626      1,308,004         69,768         70,861
     Policy terminations, withdrawal
       payments and charges                   (418,546)    (2,141,445)      (190,160)      (438,828)        (5,447)        (8,321)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2014       1,576,987     36,552,098      1,640,825      5,637,008        129,126        295,890
                                          ============   ============   ============   ============   ============   ============

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ---------------------------------------------------------------------------------------
                                          IVY VIP CORE     IVY VIP        IVY VIP      IVY VIP GLBL      IVY VIP       IVY VIP
                                            EQUITY       DIVIDEND OPP      ENERGY       NATURAL RES    GLOBAL BOND     GROWTH
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2012         451,955        219,498        205,791      1,530,509          8,214        545,016
     Policy purchase payments                  191,011         63,458         48,511        509,629         15,193        140,084
     Policy terminations, withdrawal
      payments and charges                     (46,607)       (19,300)       (15,057)      (100,960)          (878)       (33,838)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2013         596,359        263,656        239,245      1,939,178         22,529        651,262
     Policy purchase payments                  241,940         59,761         48,369        493,179         12,134        148,249
     Policy terminations, withdrawal
      payments and charges                     (42,872)       (17,828)       (10,282)       (79,811)        (2,332)       (48,281)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2014         795,427        305,589        277,332      2,352,546         32,331        751,230
                                          ============   ============   ============   ============   ============   ============

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ---------------------------------------------------------------------------------------
                                                                                         IVY VIP        IVY VIP        IVY VIP
                                             IVY VIP     IVY VIP INTL   IVY VIP INTL   LIMITED-TERM    MICRO CAP       MID CAP
                                           HIGH INCOME   CORE EQUITY       GROWTH          BOND         GROWTH         GROWTH
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2012         212,398        741,523        426,333         12,923        165,853        168,242
     Policy purchase payments                   96,851        286,584        104,676         14,399         28,248         54,777
     Policy terminations, withdrawal
      payments and charges                     (21,134)       (53,467)       (23,536)        (2,604)       (21,510)       (18,480)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2013         288,115        974,640        507,473         24,718        172,591        204,539
     Policy purchase payments                   78,042        454,135         92,465         18,968         40,128         39,828
     Policy terminations, withdrawal
      payments and charges                     (15,520)       (58,451)       (24,945)        (3,953)       (12,548)        (7,901)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2014         350,637      1,370,324        574,993         39,733        200,171        236,466
                                          ============   ============   ============   ============   ============   ============

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ---------------------------------------------------------------------------------------
                                            IVY VIP        IVY VIP         IVY VIP       IVY VIP        IVY VIP        IVY VIP
                                             MONEY       PATHFINDER      PATHFINDER    PATHFINDER      PATHFINDER     PATHFINDER
                                             MARKET       AGGRESSIVE       CONSERV      MOD AGGR        MOD CONS       MODERATE
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2012          17,536      1,808,619         33,849      3,836,667        341,912      1,737,731
     Policy purchase payments                   11,104        382,849         12,198        557,583        258,309        520,578
     Policy terminations, withdrawal
      payments and charges                      (9,984)      (107,574)        (6,003)      (350,224)       (38,585)      (116,063)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2013          18,656      2,083,894         40,044      4,044,026        561,636      2,142,246
     Policy purchase payments                    7,110        379,695         10,924      1,113,967        112,485        462,935
     Policy terminations, withdrawal
      payments and charges                      (1,491)      (346,127)        (5,252)      (122,141)       (30,833)      (153,733)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2014          24,275      2,117,462         45,716      5,035,852        643,288      2,451,448
                                          ============   ============   ============   ============   ============   ============

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ---------------------------------------------------------------------------------------
                                                           IVY VIP         IVY VIP       IVY VIP
                                          IVY VIP REAL    SCIENCE &       SMALL CAP     SMALL CAP       IVY VIP      JANUS ASPEN
                                           ESTATE SEC       TECH           GROWTH         VALUE          VALUE         JANUS IS
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2012         121,564        589,689        194,030        115,320        125,727        614,294
     Policy purchase payments                   22,141        269,852         50,609         36,290         33,827        147,679
     Policy terminations, withdrawal
      payments and charges                     (10,325)       (94,402)       (15,724)       (13,831)       (12,698)       (73,690)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2013         133,380        765,139        228,915        137,779        146,856        688,283
     Policy purchase payments                   21,960        202,325         51,516         36,699         42,415        131,205
     Policy terminations, withdrawal
      payments and charges                      (6,458)       (49,791)        (9,793)       (15,412)        (7,094)       (99,389)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2014         148,882        917,673        270,638        159,066        182,177        720,099
                                          ============   ============   ============   ============   ============   ============

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ---------------------------------------------------------------------------------------
                                                                                           SFT
                                                         MORGSTANLEY        SFT          ADVANTUS     SFT ADVANTUS   SFT ADVANTUS
                                          JANUS ASPEN     UIF EMG MK     ADVANTUS      INDEX 400 MC    INDEX 500      INTL BOND
                                           OVERSEAS IS     EQ CL 2       BOND CL 1         CL 1           CL 1           CL 1
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2012       1,526,231        749,152        472,511        322,116        650,814        377,889
     Policy purchase payments                  468,522        330,285        235,380        154,395        424,858        152,467
     Policy terminations, withdrawal
       payments and charges                   (235,015)       (89,272)       (86,238)       (60,941)      (103,273)       (59,909)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2013       1,759,738        990,165        621,653        415,570        972,399        470,447
     Policy purchase payments                  460,488        511,104        233,430        283,110        732,479        125,672
     Policy terminations, withdrawal
       payments and charges                   (163,745)       (35,363)       (23,125)       (22,803)       (38,146)       (23,428)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2014       2,056,481      1,465,906        831,958        675,877      1,666,732        572,691
                                          ============   ============   ============   ============   ============   ============

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ---------------------------------------------------------------------------------------
                                              SFT
                                            ADVANTUS     SFT ADVANTUS                  VANGUARD VI     VANGUARD VI    VANGUARD VI
                                          MORTGAGE CL    REAL ESTATE     VANGUARD VI     CAPITAL       DIVERSIFIED      EQUITY
                                               1             CL 1         BALANCED       GROWTH           VALUE        INCOME
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2012         182,420        520,502        457,550        530,606        320,784        762,483
     Policy purchase payments                   54,253        204,243        210,017        344,065         87,547        342,563
     Policy terminations, withdrawal
       payments and charges                    (83,632)       (62,773)       (89,037)       (45,839)       (23,795)       (55,455)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2013         153,041        661,972        578,530        828,832        384,536      1,049,591
     Policy purchase payments                   22,787        266,809        350,797        512,091        104,768        419,439
     Policy terminations, withdrawal
       payments and charges                    (28,239)       (46,143)       (81,556)       (42,110)        (7,623)       (66,490)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2014         147,589        882,638        847,771      1,298,813        481,681      1,402,540
                                          ============   ============   ============   ============   ============   ============

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ---------------------------------------------------------------------------------------
                                          VANGUARD VI                   VANGUARD VI    VANGUARD VI     VANGUARD VI    VANGUARD VI
                                           HIGH YIELD    VANGUARD VI       MONEY         SHT-TRM        SMALL CO      TOTAL BOND
                                              BOND       INTERNATIONAL     MARKET        INV-GR          GROWTH         MARKET
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2012         314,648        565,491        653,594        247,602        703,869        627,741
     Policy purchase payments                  162,496        403,470         55,830         74,797        301,860        192,874
     Policy terminations, withdrawal
       payments and charges                    (55,602)       (57,013)      (192,832)       (10,490)       (87,459)       (94,291)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2013         421,542        911,948        516,592        311,909        918,270        726,324
     Policy purchase payments                  149,505        805,630        166,214         87,203        473,575        244,311
     Policy terminations, withdrawal
       payments and charges                    (33,299)       (59,686)      (172,390)       (22,525)       (67,203)       (45,512)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2014         537,748      1,657,892        510,416        376,587      1,324,642        925,123
                                          ============   ============   ============   ============   ============   ============

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

                                           SEGREGATED
                                          SUB-ACCOUNTS
                                          ------------
                                           VANGUARD VI
                                           TOTAL STOCK
                                             MARKET
                                          ------------
Units outstanding at December 31, 2012         323,606
     Policy purchase payments                  265,069
     Policy terminations, withdrawal
       payments and charges                    (69,153)
                                          ------------
Units outstanding at December 31, 2013         519,522
     Policy purchase payments                  286,081
     Policy terminations, withdrawal
       payments and charges                    (72,079)
                                          -------------
Units outstanding at December 31, 2014         733,524
                                          ============

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

(7)   FINANCIAL HIGHLIGHTS

      A summary of units outstanding, unit values, net assets, investment income and expense ratios, and total returns for the years or periods ended December 31, 2014, 2013, 2012, 2011, and 2010 is as follows:

                                                  AT DECEMBER 31                       FOR THE YEARS OR PERIOD ENDED DECEMBER 31
                                    --------------------------------------------   ------------------------------------------------
                                       UNITS                                        INVESTMENT
                                    OUTSTANDING   UNIT FAIR VALUE    NET ASSETS    INCOME RATIO*   EXPENSE RATIO**   TOTAL RETURN***
                                    -----------   ---------------   ------------   -------------   ---------------   ---------------
ALLIANBERN VPS INTL VAL CL A
    2014                                492,137   $    0.83         $    410,062           3.75%           (0.15)%           (6.07)%
    2013                                436,187        0.89              386,928           6.44%           (0.15)%           23.19%
    2012                                401,118        0.72              288,848           1.80%           (0.15)%           14.71%
    2011                                337,774        0.63              212,055           4.60%           (0.15)%          (19.13)%
    2010                                229,500        0.78              178,162           3.76%           (0.15)%            4.75%

FIDELITY VIP EQUITY-INCOME IC
    2014                              1,108,919        1.56            1,729,685           3.28%           (0.10)%            8.83%
    2013                                886,740        1.43            1,270,943           2.78%           (0.10)%           28.28%
    2012                                759,632        1.12              848,769           3.57%           (0.10)%           17.42%
    2011                                574,235        0.95              546,402           3.06%           (0.10)%            1.07%
    2010                                393,101        0.94              370,081           2.27%           (0.10)%           15.26%

FIDELITY VIP MID CAP IC
    2014                              1,132,256        1.80            2,039,320           0.30%           (0.10)%            6.39%
    2013                                886,700        1.69            1,501,085           0.56%           (0.10)%           36.37%
    2012                                766,008        1.24              950,947           0.71%           (0.10)%           14.95%
    2011                                582,750        1.08              629,376           0.31%           (0.10)%          (10.52)%
    2010                                392,106        1.21              473,284           0.58%           (0.10)%           28.96%

FRANKLIN SMALL CP VAL VIP CL 1
    2014                              1,345,665    1.20 to 1.87        2,431,105           0.82%           (0.15)%            1.03%
    2013                              1,018,620    1.19 to 1.85        1,872,118           1.45%           (0.15)%           36.71%
    2012                                886,329        1.35            1,198,775           1.02%           (0.15)%           18.93%
    2011                                686,800        1.14              781,046           0.91%           (0.15)%           (3.38)%
    2010                                500,902        1.18              589,562           0.87%           (0.15)%           28.68%

IBBOTSON AGGRESSIVE GRWTH ETF1
    2014                             14,940,328    1.12 to 1.40       20,425,601           1.28%           (0.12)%            4.86%
    2013                             11,809,784    1.07 to 1.33       15,683,666           1.48%           (0.12)%           18.67%
    2012                              8,819,352        1.12            9,903,881           1.62%           (0.12)%           14.59%
    2011                              6,468,055        0.98            6,338,321           1.36%           (0.12)%           (4.74)%
    2010                              4,405,454        1.03            4,531,566           0.63%           (0.12)%           15.72%

IBBOTSON BALANCED ETF1
    2014                              5,947,878    1.09 to 1.40        8,277,325           1.54%           (0.12)%            4.92%
    2013                              4,946,379    1.04 to 1.33        6,573,146           1.88%           (0.12)%           12.32%
    2012                              3,873,111        1.19            4,598,585           1.88%           (0.12)%           11.14%
    2011                              3,159,895        1.07            3,375,799           1.33%           (0.12)%           (0.44)%
    2010                              2,077,426        1.07            2,229,083           0.96%           (0.12)%           11.98%

IBBOTSON CONSERVATIVE ETF1
    2014                              1,576,987    1.03 to 1.27        2,002,063           1.28%           (0.12)%            3.22%
    2013                              1,608,027    1.00 to 1.23        1,979,971           1.56%           (0.12)%            2.89%
    2012                              1,516,426        1.20            1,817,772           1.69%           (0.12)%            5.61%
    2011                              1,257,943        1.13            1,427,920           1.51%           (0.12)%            3.54%
    2010                              1,134,465        1.10            1,243,741           1.37%           (0.12)%            6.79%

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

                                                  AT DECEMBER 31                       FOR THE YEARS OR PERIOD ENDED DECEMBER 31
                                    --------------------------------------------   ------------------------------------------------
                                       UNITS                                        INVESTMENT
                                    OUTSTANDING   UNIT FAIR VALUE    NET ASSETS    INCOME RATIO*   EXPENSE RATIO**   TOTAL RETURN***
                                    -----------   ---------------   ------------   -------------   ---------------   ---------------
IBBOTSON GROWTH ETF1
    2014                             36,552,098    1.11 to 1.42       51,175,905           1.33%           (0.12)%            4.97%
    2013                             31,500,791    1.06 to 1.35       42,171,285           1.50%           (0.12)%           16.92%
    2012                             25,708,316        1.16           29,721,267           1.63%           (0.12)%           13.38%
    2011                             21,079,197        1.02           21,492,750           1.45%           (0.12)%           (3.39)%
    2010                             15,570,028        1.06           16,430,931           0.97%           (0.12)%           14.32%

IBBOTSON INCOME & GROWTH ETF1
    2014                              1,640,825     1.06 to 1.33       2,178,823           1.58%           (0.12)%            3.75%
    2013                              1,439,359     1.02 to 1.28       1,845,599           1.70%           (0.12)%            7.71%
    2012                              1,412,058        1.19            1,681,817           2.11%           (0.12)%            8.31%
    2011                              1,119,888        1.10            1,231,164           1.17%           (0.12)%            1.49%
    2010                                842,491        1.08              912,243           0.70%           (0.12)%            9.17%

IVY VIP ASSET STRATEGY
    2014                              5,637,008     1.09 to 1.39       7,706,877           0.48%           (0.45)%           (4.84)%
    2013                              4,767,832     1.14 to 1.46       6,922,598           1.25%           (0.45)%           25.70%
    2012                              3,858,354        1.16            4,493,457           1.09%           (0.45)%           19.71%
    2011                              2,843,335        0.97            2,766,037           0.98%           (0.45)%           (6.79)%
    2010                              1,827,786        1.04            1,907,587           0.98%           (0.45)%            9.16%

IVY VIP BALANCED
    2014                                129,126        1.68              217,106           0.96%           (0.45)%            8.06%
    2013                                 64,805        1.56              100,831           1.36%           (0.45)%           24.26%
    2012                                 39,784        1.25               49,816           1.41%           (0.45)%           12.25%
    2011                                 23,951        1.12               26,717           1.49%           (0.45)%            3.78%
    2010                                 14,510        1.07               15,597           1.87%           (0.45)%           17.63%

IVY VIP BOND
    2014                                295,890        1.37              404,520           3.78%           (0.45)%            4.81%
    2013                                233,350        1.30              304,382           3.82%           (0.45)%           (1.65)%
    2012                                254,242        1.33              337,190           2.48%           (0.45)%            6.26%
    2011                                190,495        1.25              237,759           2.82%           (0.45)%            7.79%
    2010                                102,803        1.16              119,027           2.38%           (0.45)%            6.52%

IVY VIP CORE EQUITY
    2014                                795,427        1.99            1,586,749           0.47%           (0.45)%            10.17%
    2013                                596,359        1.81            1,079,795           0.52%           (0.45)%            34.11%
    2012                                451,955        1.35              610,188           0.56%           (0.45)%            19.14%
    2011                                356,611        1.13              404,124           0.34%           (0.45)%             2.12%
    2010                                247,979        1.11              275,188           0.81%           (0.45)%            21.44%

IVY VIP DIVIDEND OPP
    2014                                305,589        1.43              437,082           1.15%           (0.45)%           10.34%
    2013                                263,656        1.30              341,783           1.58%           (0.45)%           30.20%
    2012                                219,498        1.00              218,546           1.07%           (0.45)%           13.69%
    2011                                156,498        0.88              137,058           1.01%           (0.45)%           (4.26)%
    2010                                117,516        0.91              107,499           1.06%           (0.45)%           16.89%

IVY VIP ENERGY
    2014                                277,332        0.93              256,735           0.00%           (0.45)%          (10.16)%
    2013                                239,245        1.03              246,511           0.00%           (0.45)%           28.33%
    2012                                205,791        0.80              165,229           0.00%           (0.45)%            1.84%
    2011                                149,320        0.79              117,731           0.00%           (0.45)%           (8.67)%
    2010                                106,463        0.86               91,906           0.23%           (0.45)%           22.50%

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

                                                  AT DECEMBER 31                       FOR THE YEARS OR PERIOD ENDED DECEMBER 31
                                    --------------------------------------------   ------------------------------------------------
                                       UNITS                                        INVESTMENT
                                    OUTSTANDING   UNIT FAIR VALUE    NET ASSETS    INCOME RATIO*   EXPENSE RATIO**   TOTAL RETURN***
                                    -----------   ---------------   ------------   -------------   ---------------   ---------------
IVY VIP GLBL NATURAL RES
    2014                              2,352,546        0.67            1,573,021           0.00%           (0.45)%         (12.64)%
    2013                              1,939,178        0.77            1,484,267           0.00%           (0.45)%           8.29%
    2012                              1,530,509        0.71            1,081,795           0.00%           (0.45)%           2.35%
    2011                              1,089,585        0.69              752,483           0.00%           (0.45)%         (21.09)%
    2010                                740,177        0.88              647,816           0.00%           (0.45)%          17.59%

IVY VIP GLOBAL BOND
    2014                                 32,331        1.10               35,493           2.23%           (0.45)%           0.64%
    2013                                 22,529        1.09               24,574           0.00%           (0.45)%           2.20%
    2012                                  8,214        1.07                8,764           3.87%           (0.45)%           6.90%
    2011(a)                               3,870        1.00                3,861           2.02%           (0.45)%          (0.20)%

IVY VIP GROWTH
    2014                                751,231        1.85            1,389,090           0.40%           (0.45)%          12.32%
    2013                                651,262        1.65            1,072,202           0.41%           (0.45)%          37.07%
    2012                                545,016        1.20              654,601           0.06%           (0.45)%          13.25%
    2011                                440,220        1.06              466,857           3.82%           (0.45)%           2.58%
    2010                                329,865        1.03              341,019           0.57%           (0.45)%          13.09%

IVY VIP HIGH INCOME
    2014                                350,637        1.90              665,457           4.65%           (0.45)%           2.36%
    2013                                288,115        1.85              534,171           4.55%           (0.45)%          11.00%
    2012                                212,398        1.67              354,774           5.99%           (0.45)%          19.18%
    2011                                158,871        1.40              222,666           7.16%           (0.45)%           5.73%
    2010                                102,000        1.33              135,207           6.90%           (0.45)%          15.38%

IVY VIP INTL CORE EQUITY
    2014                              1,370,324        1.33            1,829,213           2.36%           (0.45)%           1.90%
    2013                                974,640        1.31            1,276,750           1.56%           (0.45)%          25.47%
    2012                                741,523        1.04              774,161           2.26%           (0.45)%          13.84%
    2011                                504,603        0.92              462,770           1.48%           (0.45)%         (13.50)%
    2010                                306,407        1.06              324,850           1.22%           (0.45)%          14.61%

IVY VIP INTL GROWTH
    2014                                574,993        1.20              689,815           2.07%           (0.45)%           1.41%
    2013                                507,473        1.18              600,340           0.87%           (0.45)%          19.76%
    2012                                426,333        0.99              421,122           1.82%           (0.45)%          18.59%
    2011                                336,528        0.83              280,317           0.40%           (0.45)%          (6.91)%
    2010                                235,629        0.89              210,826           0.87%           (0.45)%          15.30%

IVY VIP LIMITED-TERM BOND
    2014                                 39,733        1.08               42,862           0.60%           (0.45)%           1.43%
    2013                                 24,717        1.06               26,287           0.00%           (0.45)%          (0.09)%
    2012                                 12,923        1.06               13,756           4.04%           (0.45)%           3.84%
    2011(a)                               3,036        1.03                3,111           1.62%           (0.45)%           2.45%

IVY VIP MICRO CAP GROWTH
    2014                                200,171        2.01              401,736           0.00%           (0.45)%          (1.30)%
    2013                                172,590        2.03              350,936           0.00%           (0.45)%          57.99%
    2012                                165,853        1.29              213,455           0.00%           (0.45)%          12.35%
    2011                                136,638        1.15              156,528           0.00%           (0.45)%          (6.60)%
    2010                                102,825        1.23              126,109           0.00%           (0.45)%          41.49%

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

                                                  AT DECEMBER 31                       FOR THE YEARS OR PERIOD ENDED DECEMBER 31
                                    --------------------------------------------   ------------------------------------------------
                                       UNITS                                        INVESTMENT
                                    OUTSTANDING   UNIT FAIR VALUE    NET ASSETS    INCOME RATIO*   EXPENSE RATIO**   TOTAL RETURN***
                                    -----------   ---------------   ------------   -------------   ---------------   ---------------
IVY VIP MID CAP GROWTH
    2014                                236,466        2.11              497,806           0.00%           (0.45)%           8.36%
    2013                                204,539        1.94              397,389           0.00%           (0.45)%          30.52%
    2012                                168,242        1.49              250,431           0.00%           (0.45)%          14.07%
    2011                                127,490        1.30              166,360           0.01%           (0.45)%          (0.12)%
    2010                                100,224        1.31              130,929           0.03%           (0.45)%          32.15%

IVY VIP MONEY MARKET
    2014                                 24,275        1.05               25,780           0.02%           (0.45)%           0.48%
    2013                                 18,656        1.05               19,764           0.02%           (0.45)%           0.46%
    2012                                 17,536        1.06               18,503           0.02%           (0.45)%           0.47%
    2011                                 13,219        1.04               13,931           0.02%           (0.45)%           0.46%
    2010                                 26,883        1.03               27,996           0.06%           (0.45)%           0.52%

IVY VIP PATHFINDER AGGRESSIVE
    2014                              2,117,462        1.53            3,248,941           0.81%           (0.45)%           5.33%
    2013                              2,083,894        1.46            3,035,588           7.15%           (0.45)%          27.70%
    2012                              1,808,619        1.14            2,063,096           0.92%           (0.45)%          12.70%
    2011                              1,576,863        1.01            1,596,180           1.22%           (0.45)%          (3.72)%
    2010                              1,293,636        1.05            1,360,036           1.06%           (0.45)%          16.05%

IVY VIP PATHFINDER CONSERV
    2014                                 45,716        1.40               64,210           1.15%           (0.45)%           3.86%
    2013                                 40,044        1.35               54,155           5.39%           (0.45)%          15.26%
    2012                                 33,849        1.17               39,717           1.00%           (0.45)%           7.44%
    2011                                 19,737        1.09               21,556           1.43%           (0.45)%           1.20%
    2010                                  7,450        1.08                8,040           1.03%           (0.45)%           9.87%

IVY VIP PATHFINDER MOD AGGR
    2014                              5,035,852        1.51            7,611,484           0.97%           (0.45)%           5.09%
    2013                              4,044,026        1.44            5,816,512           5.27%           (0.45)%          24.37%
    2012                              3,836,667        1.17            4,436,949           0.76%           (0.45)%          11.32%
    2011                              2,931,098        1.04            3,045,146           0.79%           (0.45)%          (2.58)%
    2010                              2,356,506        1.07            2,512,962           0.74%           (0.45)%          14.98%

IVY VIP PATHFINDER MOD CONS
    2014                                643,288        1.45              932,546           0.95%           (0.45)%           4.35%
    2013                                561,636        1.39              780,257           5.73%           (0.45)%          18.24%
    2012                                341,912        1.17              401,735           0.93%           (0.45)%           8.90%
    2011                                289,632        1.08              312,500           1.08%           (0.45)%           0.45%
    2010                                228,256        1.07              245,171           0.91%           (0.45)%          11.47%

IVY VIP PATHFINDER MODERATE
    2014                              2,451,448        1.48            3,631,108           1.03%           (0.45)%           4.71%
    2013                              2,142,246        1.41            3,030,456           4.57%           (0.45)%          21.38%
    2012                              1,737,731        1.17            2,025,277           0.92%           (0.45)%          10.03%
    2011                              1,498,878        1.06            1,587,740           1.03%           (0.45)%          (1.02)%
    2010                              1,157,414        1.07            1,238,577           0.63%           (0.45)%          13.14%

IVY VIP REAL ESTATE SEC
    2014                                148,882        1.57              233,131           1.00%           (0.45)%          30.75%
    2013                                133,380        1.20              159,735           1.10%           (0.45)%           1.59%
    2012                                121,564        1.18              143,310           0.71%           (0.45)%          18.25%
    2011                                105,818        1.00              105,496           0.75%           (0.45)%           5.48%
    2010                                 95,836        0.95               90,580           1.80%           (0.45)%          29.09%

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

                                                  AT DECEMBER 31                       FOR THE YEARS OR PERIOD ENDED DECEMBER 31
                                    --------------------------------------------   ------------------------------------------------
                                       UNITS                                        INVESTMENT
                                    OUTSTANDING   UNIT FAIR VALUE    NET ASSETS    INCOME RATIO*   EXPENSE RATIO**   TOTAL RETURN***
                                    -----------   ---------------   ------------   -------------   ---------------   ---------------
IVY VIP SCIENCE & TECH
    2014                                917,673        2.33            2,138,937           0.00%           (0.45)%           3.37%
    2013                                765,139        2.25            1,725,183           0.00%           (0.45)%          57.09%
    2012                                589,689        1.44              846,394           0.00%           (0.45)%          28.41%
    2011                                453,352        1.12              506,750           0.00%           (0.45)%          (5.35)%
    2010                                321,547        1.18              379,709           0.00%           (0.45)%          13.26%

IVY VIP SMALL CAP GROWTH
    2014                                270,638        1.68              455,173           0.00%           (0.45)%           2.05%
    2013                                228,915        1.65              377,256           0.00%           (0.45)%          44.01%
    2012                                194,030        1.14              222,051           0.00%           (0.45)%           5.64%
    2011                                130,511        1.08              141,384           0.00%           (0.45)%         (10.20)%
    2010                                 88,062        1.21              106,235           0.00%           (0.45)%          29.43%

IVY VIP SMALL CAP VALUE
    2014                                159,066        1.89              301,412           0.09%           (0.45)%           7.53%
    2013                                137,779        1.76              242,796           0.84%           (0.45)%          34.13%
    2012                                115,320        1.31              151,509           0.44%           (0.45)%          19.17%
    2011                                 73,189        1.10               80,690           0.48%           (0.45)%         (12.40)%
    2010                                 50,410        1.26               63,442           0.07%           (0.45)%          26.98%

IVY VIP VALUE
    2014                                182,177        1.76              320,251           1.06%           (0.45)%          11.44%
    2013                                146,856        1.58              231,649           0.78%           (0.45)%          35.94%
    2012                                125,727        1.16              145,883           1.19%           (0.45)%          19.42%
    2011                                 97,194        0.97               94,438           0.75%           (0.45)%          (6.90)%
    2010                                 72,325        1.04               75,483           0.86%           (0.45)%          19.24%

JANUS ASPEN JANUS IS
    2014                                720,099        1.73            1,246,250           0.38%           (0.10)%          13.11%
    2013                                688,283        1.53            1,053,176           0.80%           (0.10)%          30.47%
    2012                                614,294        1.17              720,514           0.58%           (0.10)%          18.71%
    2011                                533,186        0.99              526,883           0.61%           (0.10)%          (5.21)%
    2010                                441,599        1.04              460,411           1.14%           (0.10)%          14.53%

JANUS ASPEN OVERSEAS IS
    2014                              2,056,481        0.93            1,902,973           3.04%           (0.10)%         (11.78)%
    2013                              1,759,738        1.05            1,845,901           3.16%           (0.10)%          14.68%
    2012                              1,526,231        0.91            1,396,064           0.75%           (0.10)%          13.58%
    2011                              1,062,156        0.81              855,387           0.47%           (0.10)%         (32.10)%
    2010                                705,742        1.19              837,058           0.74%           (0.10)%          25.43%

MORGSTANLEY UIF EMG MK EQ CL 2
    2014                              1,465,906        0.96            1,405,980           0.33%           (0.35)%          (4.22)%
    2013                                990,165        1.00              991,519           1.09%           (0.35)%          (0.76)%
    2012                                749,152        1.01              755,880           0.00%           (0.35)%          20.26%
    2011                                491,886        0.84              412,691           0.38%           (0.35)%         (17.95)%
    2010                                310,370        1.02              317,357           0.54%           (0.35)%          19.36%

SFT ADVANTUS BOND CL 1
    2014                                831,958    1.05 to 1.36        1,105,935           0.00%           (0.05)%           6.61%
    2013                                621,653    0.98 to 1.28          789,304           0.00%           (0.05)%          (0.35)%
    2012                                472,511        1.28              606,960           0.00%           (0.05)%           7.74%
    2011                                353,447        1.19              421,404           0.00%           (0.05)%           8.35%
    2010                                301,224        1.10              331,464           0.00%           (0.05)%           9.74%

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

                                                  AT DECEMBER 31                       FOR THE YEARS OR PERIOD ENDED DECEMBER 31
                                    --------------------------------------------   ------------------------------------------------
                                       UNITS                                        INVESTMENT
                                    OUTSTANDING   UNIT FAIR VALUE    NET ASSETS    INCOME RATIO*   EXPENSE RATIO**   TOTAL RETURN***
                                    -----------   ---------------   ------------   -------------   ---------------   ---------------
SFT ADVANTUS INDEX 400 MC CL 1
    2014                                675,877    1.22 to 1.98        1,197,093           0.00%           (0.05)%           9.57%
    2013                                415,570    1.12 to 1.81          730,984           0.00%           (0.05)%          33.18%
    2012                                322,116        1.36              437,628           0.00%           (0.05)%          17.60%
    2011                                215,141        1.16              248,559           0.00%           (0.05)%          (1.97)%
    2010                                151,799        1.18              178,904           0.00%           (0.05)%          26.31%

SFT ADVANTUS INDEX 500 CL 1
    2014                              1,666,732    1.27 to 1.77        2,759,481           0.00%           (0.10)%          13.52%
    2013                                972,399    1.12 to 1.56        1,491,004           0.00%           (0.10)%          32.17%
    2012                                650,814        1.18              767,544           0.00%           (0.10)%          15.83%
    2011                                413,196        1.02              420,719           0.00%           (0.10)%           1.95%
    2010                                251,896        1.00              251,576           0.00%           (0.10)%          14.94%

SFT ADVANTUS INTL BOND CL 1
    2014                                572,691        1.64              938,203           0.00%            0.00%            1.96%
    2013                                470,447        1.61              755,909           0.00%            0.00%            0.17%
    2012                                377,889        1.60              606,138           0.00%            0.00%           16.49%
    2011                                286,688        1.38              394,770           0.00%            0.00%           (0.01)%
    2010                                212,834        1.38              293,108           0.00%            0.00%           14.19%

SFT ADVANTUS MORTGAGE CL 1
    2014                                147,589        1.17              172,129           0.00%           (0.05)%           6.08%
    2013                                153,041        1.10              168,258           0.00%           (0.05)%          (1.68)%
    2012                                182,420        1.12              203,991           0.00%           (0.05)%           3.80%
    2011                                182,228        1.08              196,315           0.00%           (0.05)%           7.05%
    2010                                156,462        1.01              157,452           0.00%           (0.05)%           7.08%

SFT ADVANTUS REAL ESTATE CL 1
    2014                                882,638    1.14 to 1.83        1,554,612           0.00%           (0.10)%          30.83%
    2013                                661,972    0.87 to 1.40          919,084           0.00%           (0.10)%           1.50%
    2012                                520,502        1.38              717,492           0.00%           (0.10)%          18.32%
    2011                                392,980        1.17              457,859           0.00%           (0.10)%           5.79%
    2010                                279,423        1.10              307,747           0.00%           (0.10)%          29.36%

VANGUARD VI BALANCED
    2014                                847,771        1.70            1,441,186           1.96%            0.00%            9.84%
    2013                                578,530        1.55              895,360           2.13%            0.00%           19.88%
    2012                                457,550        1.29              590,674           2.55%            0.00%           12.56%
    2011                                370,263        1.15              424,647           2.28%            0.00%            3.70%
    2010                                215,262        1.11              238,074           2.71%            0.00%           11.02%

VANGUARD VI CAPITAL GROWTH
    2014                              1,298,813        2.12            2,748,678           0.77%            0.00%           18.43%
    2013                                828,832        1.79            1,481,119           0.99%            0.00%           38.48%
    2012                                530,606        1.29              684,698           0.89%            0.00%           15.47%
    2011                                390,016        1.12              435,837           0.77%            0.00%           (0.93)%
    2010                                229,078        1.13              258,408           0.77%            0.00%           13.08%

VANGUARD VI DIVERSIFIED VALUE
    2014                                481,681        1.65              796,328           2.06%            0.00%            9.83%
    2013                                384,536        1.51              578,821           2.02%            0.00%           29.40%
    2012                                320,784        1.16              373,166           2.14%            0.00%           16.50%
    2011                                273,262        1.00              272,862           1.85%            0.00%            3.92%
    2010                                207,898        0.96              199,764           2.11%            0.00%            9.33%

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

                                                  AT DECEMBER 31                       FOR THE YEARS OR PERIOD ENDED DECEMBER 31
                                    --------------------------------------------   ------------------------------------------------
                                       UNITS                                        INVESTMENT
                                    OUTSTANDING   UNIT FAIR VALUE    NET ASSETS    INCOME RATIO*   EXPENSE RATIO**   TOTAL RETURN***
                                    -----------   ---------------   ------------   -------------   ---------------   ---------------
VANGUARD VI EQUITY INCOME
    2014                              1,402,540        1.81            2,545,581           2.20%            0.00%           11.41%
    2013                              1,049,591        1.63            1,709,931           2.13%            0.00%           30.04%
    2012                                762,483        1.25              955,205           2.22%            0.00%           13.40%
    2011                                566,308        1.10              625,612           2.11%            0.00%           10.26%
    2010                                383,736        1.00              384,455           2.44%            0.00%           14.71%

VANGUARD VI HIGH YIELD BOND
     2014                               537,748        1.66              890,497           5.04%            0.00%            4.40%
     2013                               421,542        1.59              668,608           4.66%            0.00%            4.35%
     2012                               314,648        1.52              478,271           4.98%            0.00%           14.30%
     2011                               240,447        1.33              319,768           6.81%            0.00%            6.93%
     2010                               152,127        1.24              189,193           5.87%            0.00%           12.11%

VANGUARD VI INTERNATIONAL
    2014                              1,657,892    1.06 to 1.25        2,013,837           1.21%            0.00%           (6.05)%
    2013                                911,948    1.12 to 1.34        1,210,004           1.20%            0.00%           23.26%
    2012                                565,491        1.08              612,778           1.79%            0.00%           20.14%
    2011                                375,207        0.90              338,430           1.31%            0.00%          (13.54)%
    2010                                230,501        1.04              240,458           1.24%            0.00%           15.72%

VANGUARD VI MONEY MARKET
    2014                                510,416        1.04              529,320           0.09%            0.00%            0.10%
    2013                                516,592        1.04              535,216           0.11%            0.00%            0.11%
    2012                                653,594        1.03              676,431           0.14%            0.00%            0.14%
    2011                                645,024        1.03              666,599           0.17%            0.00%            0.17%
    2010                                679,824        1.03              701,402           0.23%            0.00%            0.23%

VANGUARD VI SHT-TRM INV-GR
    2014                                376,587        1.25              468,953           1.56%            0.00%            1.76%
    2013                                311,909        1.22              381,703           1.97%            0.00%            1.08%
    2012                                247,602        1.21              299,784           2.41%            0.00%            4.42%
    2011                                200,554        1.16              232,548           3.09%            0.00%            2.02%
    2010                                156,762        1.14              178,175           2.61%            0.00%            5.22%

VANGUARD VI SMALL CO GROWTH
    2014                              1,324,642    1.27 to 2.22        2,794,845           0.26%            0.00%            3.38%
    2013                                918,270    1.23 to 2.15        1,948,415           0.61%            0.00%           46.54%
    2012                                703,869        1.47            1,033,582           0.21%            0.00%           14.65%
    2011                                484,182        1.28              620,127           0.16%            0.00%            1.36%
    2010                                298,149        1.26              376,743           0.27%            0.00%           31.79%

VANGUARD VI TOTAL BOND MARKET
    2014                                925,123        1.35            1,250,958           2.28%            0.00%            5.89%
    2013                                726,324        1.28              927,494           2.50%            0.00%           (2.29)%
    2012                                627,741        1.31              820,389           2.46%            0.00%            4.02%
    2011                                438,604        1.26              551,033           3.08%            0.00%            7.65%
    2010                                339,983        1.17              396,772           2.74%            0.00%            6.50%

VANGUARD VI TOTAL STOCK MARKET
     2014                               733,524        1.80            1,323,778           1.17%            0.00%           12.29%
     2013                               519,522        1.61              834,923           1.34%            0.00%           33.28%
     2012                               323,606        1.21              390,204           1.49%            0.00%           16.33%
     2011                               236,517        1.04              245,164           1.28%            0.00%            0.83%
     2010                               212,289        1.03              218,234           1.67%            0.00%           17.11%

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2014

----------
* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in a direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

** This ratio represents the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to a policy owner's account through the redemption of units and expenses of the underlying fund are excluded. Investment options with a date notation indicate the effective date of that investment option in the variable account. For periods less than one year, the ratios have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in the a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated from the period indicated or from the effective date through the end of the reporting period.

(a) For the period from May 3, 2011 to December 31, 2011.

(8) SUBSEQUENT EVENTS

Management has evaluated subsequent events through March 31, 2015, the date these financial statements were issued, and has concluded there were no events that require financial statement disclosure and/or adjustments to the financial statements.

                                   MINNESOTA LIFE INSURANCE COMPANY
                                           AND SUBSIDIARIES


                                  CONSOLIDATED FINANCIAL STATEMENTS
                                     AND SUPPLEMENTARY SCHEDULES

                                   DECEMBER 31, 2014, 2013 AND 2012

[KPMG LOGO]
                         KPMG LLP
                         4200 Wells Fargo Center
                         90 South Seventh Street
                         Minneapolis, MN 55402





                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholder
Minnesota Life Insurance Company:

We have audited the accompanying consolidated financial statements of Minnesota Life Insurance Company and subsidiaries (collectively, the Company), which comprise the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of operations and comprehensive income
(loss), changes in equity, and cash flows for each of the years in the three-year period ended December 31, 2014, and the related notes to the consolidated financial statements.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

AUDITORS' RESPONSIBILITY

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

             KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative ("KPMG
             International"), a Swiss entity.

OPINION

In our opinion, the consolidated financial statements referred to above present fairly in all material respects, the financial position of Minnesota Life Insurance Company and subsidiaries as of December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2014 in accordance with U.S. generally accepted accounting principles.

EMPHASIS OF MATTER

As discussed in note 4 to the consolidated financial statements, the Company adopted new accounting guidance for Accounting Standards Update 2013-08, FINANCIAL SERVICES - INVESTMENT COMPANIES (TOPIC 946): AMENDMENTS TO THE SCOPE, MEASUREMENT, AND DISCLOSURE REQUIREMENTS, as of January 1, 2014. Our opinion is not modified with respect to this matter.

As discussed in note 2 to the consolidated financial statements, the merger of Balboa Life Insurance Company, Balboa Life Insurance Company of New York, and Cherokee National Life Insurance Company has been accounted for a transfer of net assets between entities under common control, which requires recording the transaction at historical cost, with amounts restated for all periods presented. Our opinion is not modified with respect to this matter.

OTHER MATTERS

Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The information contained in
Schedule I, Schedule III, and Schedule IV are presented for purposes of additional analysis and is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the consolidated financial statements as a whole.

                                  /s/ KPMG LLP


Minneapolis, Minnesota
March 3, 2015

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2014 AND 2013
                                 (IN THOUSANDS)

ASSETS                                                                                           2014                   2013
                                                                                          ------------------     ------------------
    Fixed maturity securities:
      Available-for-sale, at fair value (amortized cost $11,239,878 and $10,801,411)       $     11,926,652       $     11,170,640
    Equity securities, at fair value (cost $364,775 and $336,108)                                   434,952                403,409
    Mortgage loans, net                                                                           1,935,983              1,760,316
    Finance receivables, net                                                                        279,343                261,519
    Policy loans                                                                                    380,603                356,696
    Alternative investments                                                                         536,921                495,219
    Fixed maturity securities on loan, at fair value
      (amortized cost $45,445 and $40,659)                                                           45,054                 40,662
    Equity securities on loan, at fair value (cost $2,190 and $1,403)                                 2,575                  1,656
    Derivative instruments                                                                          258,001                224,375
    Other invested assets                                                                            61,838                 45,730
                                                                                          ------------------     ------------------
      Total investments                                                                          15,861,922             14,760,222

    Cash and cash equivalents                                                                       376,520                294,688
    Securities held as collateral                                                                    29,398                 21,613
    Deferred policy acquisition costs                                                               940,090              1,040,678
    Accrued investment income                                                                       128,366                126,369
    Premiums and fees receivable                                                                    276,439                238,867
    Property and equipment, net                                                                      98,631                 92,799
    Income tax recoverable:
       Current                                                                                        5,779                      -
    Reinsurance recoverables                                                                      1,136,393              1,061,410
    Goodwill and intangible assets, net                                                             151,833                 53,772
    Other assets                                                                                    132,016                100,425
    Separate account assets                                                                      19,489,206             18,044,905
                                                                                          ------------------     ------------------
         Total assets                                                                      $     38,626,593       $     35,835,748
                                                                                          ==================     ==================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

    Policy and contract account balances                                                   $      8,859,315       $      8,368,493
    Future policy and contract benefits                                                           2,974,498              2,856,983
    Pending policy and contract claims                                                              530,640                465,888
    Other policyholder funds                                                                      1,222,729              1,096,356
    Policyholder dividends payable                                                                   27,560                 30,810
    Unearned premiums and fees                                                                      250,629                324,097
    Pension and other postretirement benefits                                                        17,322                  9,893
    Income tax liability:
       Current                                                                                            -                  2,286
       Deferred                                                                                     275,786                185,937
    Accrued commissions and expenses                                                                213,950                195,457
    Other liabilities                                                                               441,346                484,472
    Short-term debt                                                                                  50,000                 50,000
    Long-term debt                                                                                  393,000                318,000
    Securities lending collateral                                                                    30,467                 30,748
    Separate account liabilities                                                                 19,489,206             18,044,905
                                                                                          ------------------     ------------------
      Total liabilities                                                                          34,776,448             32,464,325
                                                                                          ------------------     ------------------

Stockholder's equity:
    Common stock, $1 par value, 5,000,000 shares authorized,
       issued and outstanding                                                                         5,000                  5,000
    Additional paid in capital                                                                      196,254                196,254
    Accumulated other comprehensive income (loss)                                                   335,810                269,516
    Retained earnings                                                                             3,281,476              2,900,653
                                                                                          ------------------     ------------------
    Total Minnesota Life Insurance Company and subsidiaries stockholder's equity                  3,818,540              3,371,423

    Noncontrolling interests                                                                         31,605                      -
                                                                                          ------------------     ------------------
         Total stockholder's equity                                                               3,850,145              3,371,423
                                                                                          ------------------     ------------------
            Total liabilities and stockholder's equity                                     $     38,626,593       $     35,835,748
                                                                                          ==================     ==================

See accompanying notes to consolidated financial statements

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
     CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
                  YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012
                                 (IN THOUSANDS)

                                                                                         2014           2013           2012
                                                                                   --------------  --------------  -------------
Revenues:

  Premiums                                                                          $  2,039,309    $  1,792,206    $ 1,671,304
  Policy and contract fees                                                               652,779         603,380        554,007
  Net investment income                                                                  664,299         639,833        630,288
  Net realized investment gains (losses)
    Other-than-temporary-impairments on fixed maturity securities                         (2,852)           (495)          (287)
    Other net realized investment gains (losses)                                         136,607         (36,159)        83,020
                                                                                   --------------  --------------  -------------
     Total net realized investment gains (losses)                                        133,755         (36,654)        82,733
  Finance charge income                                                                   85,855          77,112         70,851
  Commission income                                                                      152,983         126,486        118,651
  Other income                                                                            47,204          37,938         31,219
                                                                                   --------------  --------------  -------------
     Total revenues                                                                    3,776,184       3,240,301      3,159,053
                                                                                   --------------  --------------  -------------

Benefits and expenses:

  Policyholder benefits                                                                1,895,745       1,730,448      1,629,659
  Interest credited to policies and contracts                                            380,474         382,393        353,976
  General operating expenses                                                             656,590         599,487        579,471
  Commissions                                                                            378,368         323,229        255,637
  Administrative and sponsorship fees                                                     72,758          64,188         53,219
  Dividends to policyholders                                                               6,088           6,609          7,679
  Interest expense                                                                        10,321          10,143          9,821
  Amortization of deferred policy acquisition costs                                      216,753         187,834        183,108
  Capitalization of policy acquisition costs                                            (314,814)       (294,111)      (255,831)
                                                                                   --------------  --------------  -------------
     Total benefits and expenses                                                       3,302,283       3,010,220      2,816,739
                                                                                   --------------  --------------  -------------
      Income from operations before taxes                                                473,901         230,081        342,314

Income tax expense (benefit):
    Current                                                                              124,345         103,477         86,500
    Deferred                                                                              18,181         (45,163)        17,643
                                                                                   --------------  --------------  -------------
      Total income tax expense                                                           142,526          58,314        104,143
       Net income                                                                   $    331,375    $    171,767    $   238,171
                                                                                   ==============  ==============  =============



Other comprehensive income (loss), before tax:
  Unrealized holding gains (losses) on securities arising during the period         $    308,292    $   (606,583)   $   279,930
  Unrealized gains (losses) on securities - other than temporary impairments              (2,955)         (8,352)        17,222
  Adjustment to deferred policy acquisition costs                                       (198,649)        246,061        (89,533)
  Adjustment to reserves                                                                 (19,585)        110,274        (44,051)
  Adjustment to unearned policy and contract fees                                        114,854         (99,756)         9,761
  Adjustment to pension and other retirement plans                                       (12,043)         10,149         (1,438)
                                                                                   --------------  --------------  -------------
   Other comprehensive income (loss), before tax                                         189,914        (348,207)       171,891
   Income tax benefit (expense) related to items of other comprehensive income           (66,472)        124,078        (61,313)
                                                                                   --------------  --------------  -------------
    Other comprehensive income (loss), net of tax                                        123,442        (224,129)       110,578
                                                                                   --------------  --------------  -------------
     Total comprehensive income (loss)                                              $    454,817    $    (52,362)   $   348,749
                                                                                   ==============  ==============  =============

See accompanying notes to consolidated financial statements

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
                  YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012
                                 (IN THOUSANDS)

                                                                 ACCUMULATED
                                                   ADDITIONAL       OTHER
                                       COMMON        PAID IN    COMPREHENSIVE     RETAINED      NONCONTROLLING        TOTAL
                                        STOCK        CAPITAL    INCOME (LOSS)     EARNINGS         INTERESTS          EQUITY
                                     -----------  ------------  -------------  --------------   --------------   ---------------
2012:
  Balance, beginning of year           $   5,000    $  179,522    $   381,951    $  2,490,864     $          -     $   3,057,337

  Cherokee National Life Insurance
   Company                                     -        16,732          1,116            (149)               -            17,699
                                     -----------  ------------  -------------  --------------   --------------   ---------------
    Restated beginning balance         $   5,000    $  196,254    $   383,067    $  2,490,715     $          -     $   3,075,036


    Comprehensive income:
     Net income                                -             -              -         238,171                -           238,171
     Other comprehensive income                -             -        110,578               -                -           110,578
                                                                                                                 ---------------
      Total comprehensive income                                                                                         348,749
                                     -----------  ------------  -------------  --------------   --------------   ---------------
  Balance, end of year                 $   5,000    $  196,254    $   493,645    $  2,728,886     $          -     $   3,423,785
                                     ===========  ============  =============  ==============   ==============   ===============

2013:
  Balance, beginning of year           $   5,000    $  196,254    $   493,645    $  2,728,886     $          -     $   3,423,785

    Comprehensive loss:
     Net income                                -             -              -         171,767                -           171,767
     Other comprehensive loss                  -             -       (224,129)              -                -          (224,129)
                                                                                                                 ---------------
      Total comprehensive loss                                                                                           (52,362)
                                     -----------  ------------  -------------  --------------   --------------   ---------------
Balance, end of year                   $   5,000    $  196,254    $   269,516    $  2,900,653     $          -     $   3,371,423
                                     ===========  ============  =============  ==============   ==============   ===============

2014:
  Balance, beginning of year           $   5,000    $  196,254    $   269,516    $  2,900,653     $          -     $   3,371,423

    Comprehensive income:
     Net income                                -             -              -         331,375                -           331,375
     Other comprehensive income                -             -        123,442               -                -           123,442
                                                                                                                 ---------------
      Total comprehensive income                                                                                         454,817

    Change in accounting principle             -             -        (57,148)         57,148                -                 -

    Dividends to stockholder                   -             -              -          (7,700)               -            (7,700)

    Change in equity of
     noncontrolling interests                  -             -              -               -           31,605            31,605

                                     -----------  ------------  -------------  --------------   --------------   ---------------
  Balance, end of year                 $   5,000    $  196,254    $   335,810    $  3,281,476     $     31,605     $   3,850,145
                                     ===========  ============  =============  ==============   ==============   ===============

See accompanying notes to consolidated financial statements

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012
                                 (IN THOUSANDS)

CASH FLOWS FROM OPERATING ACTIVITIES                                     2014                2013                2012
                                                                   ---------------     ---------------     ---------------
Net income                                                          $     331,375       $     171,767       $     238,171
Adjustments to reconcile net income to net cash
 provided by (used for) operating activities:
  Interest credited to annuity and insurance contracts                    266,191             281,102             273,272
  Fees deducted from policy and contract balances                        (451,583)           (413,537)           (394,499)
  Change in future policy benefits                                         56,105              11,152              65,510
  Change in other policyholder liabilities, net                           151,934             269,047             139,082
  Amortization of deferred policy acquisition costs                       216,753             187,834             183,108
  Capitalization of policy acquisition costs                             (314,814)           (294,111)           (255,831)
  Change in premiums and fees receivable                                  (34,508)            (36,707)            (20,388)
  Deferred tax provision                                                   18,181             (45,163)             17,643
  Change in income tax recoverables / liabilities - current                (8,065)             (5,171)            (30,155)
  Net realized investment losses (gains)                                 (133,755)             36,654             (82,733)
  Change in reinsurance recoverables                                      (74,983)            (35,137)            (67,335)
  Other, net                                                               31,161              88,807            (114,425)
                                                                   ---------------     ---------------     ---------------
            Net cash provided by (used for) operating activities           53,992             216,537             (48,580)
                                                                   ---------------     ---------------     ---------------

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from sales of:
  Fixed maturity securities                                             2,255,590           2,150,401           2,511,988
  Equity securities                                                       256,730             131,008             118,434
  Alternative investments                                                 102,290             101,227              85,957
  Derivative instruments                                                  267,911             210,822             210,393
  Other invested assets                                                     1,416               1,758              11,970
Proceeds from maturities and repayments of:
  Fixed maturity securities                                             1,153,092           1,129,686             923,081
  Mortgage loans                                                          183,476             183,406             157,892
Purchases and originations of:
  Fixed maturity securities                                            (3,820,423)         (3,913,558)         (4,139,462)
  Equity securities                                                      (238,877)           (171,521)           (197,096)
  Mortgage loans                                                         (363,852)           (405,975)           (287,442)
  Alternative investments                                                 (98,578)            (69,464)            (91,969)
  Derivative instruments                                                 (218,739)           (179,294)           (259,027)
  Other invested assets                                                    (4,966)             (2,456)            (10,062)
Finance receivable originations or purchases                             (210,452)           (195,711)           (174,796)
Finance receivable principal payments                                     178,857             159,839             145,441
Securities in transit                                                     (22,235)              2,562             177,286
Other, net                                                               (209,112)           (155,249)           (100,781)
                                                                   ---------------     ---------------     ---------------
            Net cash used for investing activities                       (787,872)         (1,022,519)           (918,193)
                                                                   ---------------     ---------------     ---------------

CASH FLOWS FROM FINANCING ACTIVITIES

Deposits credited to annuity and insurance contracts                    3,575,510           3,143,717           2,974,152
Withdrawals from annuity and insurance contracts                       (2,835,280)         (2,384,980)         (2,203,911)
Change in amounts drawn in excess of cash balances                         (5,440)             18,077               9,987
Proceeds from issuance of short-term debt                                 200,000             200,000              84,000
Payment on short-term debt                                               (200,000)           (200,000)            (84,000)
Proceeds from issuance of long-term debt                                   75,000              50,000             150,000
Payment on long-term debt                                                       -                   -              (2,000)
Dividends paid to stockholder                                              (7,700)                  -                   -
Other, net                                                                 13,622               4,433                (812)
                                                                   ---------------     ---------------     ---------------
            Net cash provided by financing activities                     815,712             831,247             927,416
                                                                   ---------------     ---------------     ---------------

Net increase (decrease) in cash and cash equivalents                       81,832              25,265             (39,357)
Cash and cash equivalents, beginning of year                              294,688             269,423             308,780
                                                                   ---------------     ---------------     ---------------
Cash and cash equivalents, end of year                              $     376,520       $     294,688       $     269,423
                                                                   ===============     ===============     ===============

See accompanying notes to consolidated financial statements

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2014, 2013 AND 2012
                                 (IN THOUSANDS)

(1) NATURE OF OPERATIONS

    ORGANIZATION AND DESCRIPTION OF BUSINESS

  The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian Financial Group, Inc. (SFG)) and its subsidiaries. Minnesota Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

  Effective December 31, 2014, Balboa Life Insurance Company and Balboa Life Insurance Company of New York, both of which are subsidiaries, and Cherokee National Life Insurance Company, an affiliated entity, merged with and into Securian Life Insurance Company (Securian Life), also a subsidiary, with Securian Life as the surviving entity. The merger was accounted for as a transfer of net assets between entities under common control. Transfers of net assets or exchanges of equity between entities under common control are accounted for at historical value, and as if the transfer occurred when common control was established. In order to reflect the merger, the 2013 and 2012 balances and results of operations have been combined and restated, eliminating any additional inter-company transactions.

  The following tables presents the details of the impact of the merger on the financial statements:

                                                                                               DECEMBER 31, 2013
                                                                                       ----------------------------------
                                                                                        AS PREVIOUSLY      AS CURRENTLY
                                                                                           REPORTED          REPORTED
                                                                                       ---------------    ---------------
    Total assets                                                                        $  35,810,568      $  35,835,748
    Total liabilities                                                                      32,456,766         32,464,325
    Total stockholder's equity                                                              3,353,802          3,371,423

                                                          DECEMBER 31, 2013                     DECEMBER 31, 2012
                                                 ----------------------------------    ----------------------------------
                                                  AS PREVIOUSLY      AS CURRENTLY      AS PREVIOUSLY       AS CURRENTLY
                                                    REPORTED           REPORTED           REPORTED           REPORTED
                                                 --------------     ---------------    ---------------    ---------------
    Total revenues                                $  3,233,273       $   3,240,301      $   3,150,709      $   3,159,053
    Net income                                         171,216             171,767            238,092            238,171
    Total comprehensive income (loss)                  (52,142)            (52,362)           348,607            348,749


  The Company, which primarily operates in the United States, has divided its businesses into four strategic business units, which focus on various markets:
  Individual Financial Security, Financial Institution Group, Group Insurance, and Retirement. Revenues, including net realized investment gains (losses), for these strategic business units and revenues reported by the Company's subsidiaries and corporate product line for the years ended December 31 were as follows:


                                                                          2014               2013               2012
                                                                    ---------------    ---------------    ---------------
    Individual Financial Security                                   $      708,394     $      669,677     $      629,501
    Financial Institution Group                                            494,066            405,272            397,461
    Group Insurance                                                      1,789,855          1,599,431          1,478,486
    Retirement                                                             506,396            390,239            458,900
                                                                    ---------------    ---------------    ---------------
       Total strategic business units                                    3,498,711          3,064,619          2,964,348
    Subsidiaries and corporate product line                                277,473            175,682            194,705
                                                                    ---------------    ---------------    ---------------
          Total                                                     $    3,776,184     $    3,240,301     $    3,159,053
                                                                    ===============    ===============    ===============

  The Company serves more than 13 million people through more than 5,000 home office associates and field representatives located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

  The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the accounts of Minnesota Life Insurance Company and its subsidiaries. All material intercompany transactions and balances have been eliminated.

  The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including but not limited to, changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements, and such changes in estimates are generally recorded on the consolidated statements of operations and comprehensive income (loss) in the period in which they are made.

  The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs for traditional and nontraditional insurance products, policyholder liabilities, valuation of and impairment losses on investments, valuation allowances or impairments for mortgage loans on real estate, income taxes, goodwill, intangible assets, and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

    INSURANCE REVENUES AND EXPENSES

  Premiums on traditional life insurance products, which include individual whole life and term insurance and immediate annuities, are recognized as revenue when due. For accident and health and group life insurance products, premiums are recognized as revenue over the contract period when earned. To the extent that this revenue is unearned, it is reported as part of unearned premiums and fees on the consolidated balance sheets. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policyholder benefits and the amortization of deferred policy acquisition costs.

  Nontraditional life insurance products include individual adjustable life, universal life and variable life insurance and group universal and variable universal life insurance. Revenue from nontraditional life insurance products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders and is assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Deferred policy acquisition costs are amortized relative to the emergence of estimated gross profits.

  Any premiums on both traditional and nontraditional products due as of the date of the consolidated financial statements that have not yet been received and posted are included in premiums and fees receivable on the consolidated balance sheets.

  Certain nontraditional life insurance products, specifically individual adjustable and variable life insurance, require payment of fees in advance for services that will be rendered over the estimated lives of the policies. These payments are established as unearned revenue reserves upon receipt and are included in unearned premiums and fees on the consolidated balance sheets. These unearned revenue reserves are amortized over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profits. Unearned revenue reserves are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through other comprehensive income (loss) on the consolidated statements of operations and comprehensive income (loss). During 2012, the Company made an adjustment to unearned premiums and fees and other comprehensive income to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale related to prior periods. The impact of this adjustment related to prior periods resulted in a $23,015 reduction to other comprehensive income in 2012. Management has determined that the effect of this adjustment is not material to the consolidated financial statements for the periods presented.

    COMMISSION INCOME

  Commission income on insurance products is recognized as earned, net of the amount required to be remitted to the various underwriters responsible for providing the policy. Commissions are refunded on cancelled policies based on the unearned portion of the premium payments.

  Commission income on investment related products is recognized on the date of sale. Related commission expense due to agents on such sales is also recognized on the date of sale.

    ADMINISTRATIVE AND SPONSORSHIP FEES

  The Company pays administrative fees to financial institutions for administrative duties performed including, but not limited to, collection and remittance of premium, assistance with premium billing, communication with loan customers and other additional clerical functions. The expense due is estimated and accrued on a quarterly basis. The Company also pays certain financial institutions sponsorship fees which are primarily based on the loss experience of the business placed by the financial institution with the Company, which are estimated and accrued on a quarterly basis based on recent historical experience and are trued up at each profit sharing year-end which occur throughout the year.

    VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME

  Fixed maturity securities, which may be sold prior to maturity and include fixed maturity securities on loan, are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted using the interest yield method. The Company recognizes the excess of all cash flows over the initial investment attributable to its beneficial interest in asset-backed securities estimated at the acquisition/transaction date as interest income over the life of the Company's beneficial interest using the effective interest yield method. The Company does not accrete the discount for fixed maturity securities that are in default.

  The Company uses book value, defined as original cost adjusted for impairments and discount accretion or premium amortization, as cost for applying the retrospective adjustment method to loan-backed fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained using a commercial software application or internal estimates.

  Marketable equity securities and equity securities on loan are generally classified as available-for-sale and are carried at fair value. Mutual funds and exchange-traded fund investments are carried at fair value, which generally are quoted market prices of the funds' net asset value.

  Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, reserves and deferred income tax, reported as a separate component of accumulated other comprehensive income (loss) in stockholder's equity.

  Mortgage loans and mortgage loans held for investment are carried at amortized cost less any valuation allowances. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the effective interest yield method. Mortgage loans for which the Company has recorded a specific valuation allowance are held at the present value of the expected future cash flows discounted at the loan's original effective interest rate, or the estimated fair value of the loan's underlying collateral.

  Alternative investments include limited partnership investments in private equity, mezzanine debt and hedge funds. These investments are carried on the consolidated balance sheets using the equity method of accounting. The Company's income from these alternative investments is included in net investment income or net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss) based on information provided by the investee. The valuation of alternative investments is recorded based on the partnership financial statements from the previous quarter plus contributions and distributions during the fourth quarter. As discussed in note 4, effective January 1, 2014, after adoption of Accounting Standards Update (ASU) 2013-08, changes in any undistributed amounts held by the investee are recorded, based on the Company's ownership share, as realized gains or losses on the consolidated statements of operations and comprehensive income (loss). Prior to January 1, 2014, changes in any undistributed amounts held by the investee were recorded, based on the Company's ownership share, as unrealized gains or losses on the consolidated statements of operations and comprehensive income (loss). The Company evaluates partnership financial statements received subsequent to December 31 up to the financial statement issue date for material fluctuations in order to determine if an adjustment should be recorded as of December 31.

  Real estate, included in other invested assets on the consolidated balance sheets, represents commercial real estate acquired in satisfaction of mortgage loan debt and other properties held for sale. Real estate is considered held for sale for accounting purposes and is carried at the lower of cost or fair value less estimated cost to sell. As of December 31, 2014 and 2013, the Company had $1,828 and $4,560, respectively, of real estate held for sale.

  For non-structured fixed maturity securities, the Company recognizes interest income using the interest method without anticipating the impact of prepayments. The Company recognizes dividend income on equity securities upon the declaration of the dividend.

  For structured fixed maturity securities, excluding interest-only securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from outside service providers or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income.

  Policy loans are carried at the unpaid principal balance.

  Cash and cash equivalents of sufficient credit quality are carried at cost, which approximates fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

  A portion of the funds collected by the Company from its financial institution customers is restricted in its use because the Company is acting as an agent on behalf of certain insurance underwriters. As an agent, the Company has a fiduciary responsibility to remit the appropriate percentage of monies collected to the corresponding insurance underwriters. This sum of money is defined as unremitted premiums payable and is recorded in other liabilities on the consolidated balance sheets as discussed in detail in note 15. The use of restricted funds is limited to the satisfaction of the unremitted premiums and claims payable owed to the underwriter.

  The amount of restricted cash reported in cash and cash equivalents on the consolidated balance sheets is $28,805 and $21,530 at December 31, 2014 and 2013, respectively.

  Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at their outstanding unpaid principal balances reduced by an allowance for loan losses. The interest rates on the receivables outstanding at December 31, 2014 and 2013 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security; as such, the carrying value of the receivables outstanding at December 31, 2014 and 2013 approximate the fair value at that date.

    DERIVATIVE FINANCIAL INSTRUMENTS

  The Company uses a variety of derivatives, including swaps, swaptions, futures, caps, floors, forwards and option contracts, to manage the risks associated with cash flows or changes in estimated fair values related to the Company's financial instruments. The Company currently enters into derivative transactions that do not qualify for hedge accounting or in certain cases, elects not to utilize hedge accounting.

  Derivative instruments are carried at fair value, with changes in fair value of derivative instruments and economically hedged items recorded in net realized investment gains (losses) or, in the case of certain life insurance product economic hedging, in policyholder benefits on the consolidated statements of operations and comprehensive income (loss). Interest income generated by derivative instruments is reported in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss). The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

  Several life insurance and annuity products in the Company's liability portfolio contain investment guarantees which are deemed to be embedded derivatives. These guarantees take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products. The embedded derivative is bifurcated from the host insurance contract and accounted for as a freestanding derivative. Embedded derivatives are carried on the consolidated balance sheets at estimated fair value and are included within policy and contract account balances and future policy and contract benefits on the consolidated balance sheets. Changes in estimated fair value are reported in net realized investment gains (losses) or in policyholder benefits on the consolidated statements of operations and comprehensive income (loss).

  The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as derivative instruments with the changes in fair value reported in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss).

    REALIZED AND UNREALIZED GAINS AND LOSSES

  Realized and unrealized gains and losses are determined using the specific security identification method. The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value. During these reviews, the Company evaluates many factors, including, but not limited to, the length of time and the extent to which the current fair value has been below the cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company's intent to hold or sell the security, and current economic conditions.

  An other-than-temporary impairment (OTTI) is recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its fair value only when either the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in the fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of the projected future cash flows expected to be collected is recognized as an OTTI in earnings (credit loss). If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of the OTTI related to other-than credit factors (noncredit loss) is recorded as an other comprehensive loss. When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in accumulated other comprehensive income (loss) and not in earnings.

  For non-structured fixed maturity securities, an OTTI is recorded when the Company does not expect to recover the entire amortized cost basis of the security. The Company estimates the credit component of the loss based on a number of various liquidation scenarios that it uses to assess the revised expected cash flows from the security.

  For structured fixed maturity securities, an OTTI is recorded when the Company believes that based on expected discounted cash flows, the Company will not recover all amounts due under the contractual terms of the security. The credit loss component considers inputs from outside sources, including but not limited to, default rates, delinquency rates, loan to collateral ratios, third-party guarantees, current levels of subordination, vintage, geographic concentration, credit ratings and other information that management deems relevant in forming its assessment.

  The Company utilizes an accretable yield which is the equivalent of book yield at purchase date as the factor to discount the cash flows. The book yield is also analyzed to see if it warrants any changes due to prepayment assumptions.

  For equity securities, an OTTI is recorded when the Company does not have the ability and intent to hold the security until forecasted recovery, or if the forecasted recovery is not within a reasonable period. When an OTTI has occurred, the entire difference between the equity security's cost and its fair value is charged to earnings. Equity securities that have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information based on the investee's current financial condition, liquidity, near-term recovery prospects, and other factors. In addition, all equity securities that have an unrealized loss position greater than $100 are reviewed based on the individual characteristics of the security. For all such equity security considerations, the Company further considers the likelihood of recovery within a reasonable period of time, as well as the intent and ability to hold such securities.

  The Company evaluates its alternative investments on a fund by fund basis for impairment using current and forecasted expectations for future fund performance, the age of the fund, general partner commentary and underlying investments within the fund. If facts and circumstances indicate an impairment, the cost of the investment is written down and an OTTI is recorded in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss).

  All other material unrealized losses are reviewed for any unusual event that may trigger an OTTI. Determination of the status of each analyzed investment as other-than-temporarily impaired or not is made based on these evaluations with documentation of the rationale for the decision.

  The Company may, from time to time, sell invested assets subsequent to the balance sheet date that were considered temporarily impaired at the balance sheet date for several reasons. The rationale for the change in the Company's intent to sell generally focuses on unforeseen changes in the economic facts and circumstances related to the invested asset subsequent to the balance sheet date, significant unforeseen changes in the Company's liquidity needs, or changes in tax laws or the regulatory environment. The Company had no material sales of invested assets, previously considered OTTI or in an unrealized loss position, subsequent to the balance sheet dates for either December 31, 2014 or 2013.

  The mortgage loan valuation allowance is estimated based on an evaluation of known and inherent risks within the loan portfolio and consists of an evaluation of a specific loan loss allowance and a general loan loss allowance. A specific loan loss allowance is recognized when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan. A nonperforming loan is defined as a loan that is not performing to the contractual terms of the loan agreement. Examples of nonperforming loans may include delinquent loans, requests for forbearance and loans in the process of foreclosure. The specific valuation allowance is equal to the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, or, if the loan is in the process of foreclosure or otherwise collateral dependent, the estimated fair value of the loan's underlying collateral, less estimated selling costs. Mortgage loans that are deemed uncollectible are generally written-off against the valuation allowance, and recoveries, if any, are credited to the valuation allowance. The Company may recognize a general loan loss valuation allowance when it is probable that a credit event has occurred and the amount of the loss can be reasonably estimated. Changes in the valuation allowance are recorded in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss).

  For a small portion of the portfolio, classified as troubled debt restructurings (TDRs), the Company grants concessions related to the borrowers' financial difficulties. The types of concessions may include: a permanent or temporary modification of the interest rate, extension of the maturity date at a lower interest rate and/or a reduction of accrued interest. If a loan is considered a TDR, the Company impairs the loan and records a specific valuation allowance, if applicable.

    SECURITIES LENDING

  The Company, through an agent, lends certain portfolio holdings and in turn receives cash collateral to be invested pursuant to the terms of an agreement with the lending agent.

  The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded on the consolidated balance sheets as securities held as collateral and securities lending collateral, respectively. Securities on loan remain on the Company's consolidated balance sheets and interest and dividend income earned by the Company on loaned securities is recognized in net investment income on the consolidated statements of operations and comprehensive income (loss).

    SEPARATE ACCOUNTS

  Separate account assets and liabilities represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and are reported at the fair value of the investments held in the segregated funds. Investment income and gains and losses accrue directly to the policyholders and contractholders. The activity of the separate accounts is not reflected on the consolidated statements of operations and comprehensive income (loss) except for the fees the Company received, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned, and the activity related to guaranteed minimum death and withdrawal benefits.

  The Company periodically invests money in its separate accounts. At December 31, 2014 and 2013, the fair value of these investments included within equity securities on the consolidated balance sheets was $56,517 and $72,497, respectively.

    FINANCE CHARGE INCOME AND RECEIVABLES

  The Company's finance receivables portfolio primarily comprises smaller balance homogeneous loans, which are originated at the Company's network of over 140 retail branch locations in Illinois, Indiana, Kentucky, Missouri, Tennessee, and Wisconsin. The loans are originated in-person, at a branch location or through responding to an offer to lend, sent via mail. The Company also holds a smaller portfolio of retail installment notes that are primarily originated through contracts with retail stores within the same regions as the branch locations.

  Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoffs are reported at their outstanding unpaid principal balances reduced by an allowance for losses.

  The Company uses the interest (actuarial) method of accounting for unearned finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges, interest and late fees on smaller balance and homogeneous finance receivables is suspended once an account has recognized 60-days of accrued charges. The account is subsequently accounted for on a cash basis. Accrual is resumed when there are less than 60-days of accrued charges. Accrual of finance charges and interest is suspended on other receivables at the earlier of when they are contractually past due for more than 30 days or if they are considered by management to be impaired. Loan servicing fees, extension fees and late charges included in other income on the consolidated statements of operations and comprehensive income (loss) totaled $13, $11 and $9 for the years ended December 31, 2014, 2013 and 2012, respectively.

  The majority of the Company's finance receivables are smaller balance homogeneous loans evaluated collectively for impairment. The Company applies a general valuation allowance to its entire loan portfolio via a direct charge to operations through the provision for credit losses at an amount, which in management's judgment, based on the overall risk characteristics of the portfolio, changes in the character or size of the portfolio and the level of nonperforming assets is adequate to absorb probable losses on existing receivables. Risk characteristics include consideration of historical loss experience, adjusted for current economic conditions such as delinquency rates, unemployment, and regulatory changes. The underlying assumptions, estimates, and assessments used are updated periodically to reflect management's view of current conditions. Changes in estimates can significantly affect the allowance for losses.

  It is the Company's general policy to charge off finance receivable accounts (net of unearned finance charges) when they are deemed uncollectible or when no collections were received during the preceding six months, except for certain accounts that have been individually reviewed by management and are deemed to warrant further collection effort.

  The adequacy of the allowance for losses is highly dependent upon management's estimates of variables affecting valuation, evaluations of performance and status, and the amounts and timing of future cash flows expected to be received on impaired loans. Such estimates, evaluations, and cash flows may be subject to frequent adjustments due to changing economic prospects of borrowers or collateral. These estimates are reviewed periodically and adjustments, if necessary, are recorded in the provision for credit losses in the periods in which they become known.

  Impaired loans not considered TDRs are generally larger (greater than $50) real estate secured loans that are at least 60 days past due. A loan is classified as impaired when, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to all of the contractual terms of the loan agreement. A specific valuation allowance is calculated based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance is considered to be fully collectible.

  TDRs are those loans for which the Company has granted a concession to a borrower experiencing financial difficulties without the receipt of additional consideration at time of modification. TDRs generally occur as a result of loan modifications forced by personal bankruptcy court rulings, where the Company is required to reduce the remaining future principal and/or interest payments on a loan, or due to a borrower rolling an existing loan into a newly issued loan with extended terms. The Company expects borrowers whose loans have been modified under these situations to be able to meet their contractual obligations for the remaining term of the loan. As a result, the Company generally does not increase the general allowance already recognized, based on a TDR.

    DEFERRED POLICY ACQUISITION COSTS

  The costs after the effects of reinsurance, which relate directly to the successful acquisition of new or renewal contracts, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs that can be capitalized in the successful acquisition of new or renewal contracts include incremental direct costs of acquisitions, as well as certain costs related directly to acquisition activities such as underwriting, policy issuance and processing, medical and inspection and sales force contract selling. Deferred policy acquisition costs (DAC) are subject to loss recognition and recoverability testing at least annually.

  For traditional life insurance, accident and health and group life insurance products, DAC are amortized with interest over the premium paying period in proportion to the ratio of annual premium revenues to ultimate premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

  For nontraditional life insurance products and deferred annuities, DAC are amortized with interest over the expected life of the contracts in relation to the present value of estimated gross profits from investment, mortality, expense, and lapse margins. The Company reviews actuarial assumptions used to project estimated gross profits, such as mortality, persistency, expenses, investment returns and separate account returns, periodically throughout the year. These assumptions reflect the Company's best estimate of future experience.

  For future separate account returns, the Company utilizes a mean reversion process. The Company determines an initial starting date (anchor date) to which a long-term separate account return assumption is applied in order to project an estimated mean return. The Company's future long-term separate account return assumption was 8% at December 31, 2014 and 2013. Factors regarding economic outlook and management's current view of the capital markets along with a historical analysis of long-term investment returns are considered in developing the Company's long-term separate account return assumption. If the actual separate account return varies from the long-term assumption, a modified yield assumption is projected over the next five years such that the mean return equals the long-term assumption. The modified yield assumption is not permitted to be negative or in excess of 15% during the five-year reversion period.

  Changes in assumptions can have a significant impact on the amount of DAC reported for nontraditional life insurance products and deferred annuities, and the related amortization patterns. In the event actual experience differs from expected experience or future assumptions are revised to reflect management's new best estimate, the Company records an increase or decrease in DAC amortization expense, which could be significant. Any resulting impact to financial results from a change in an assumption is included in amortization of DAC on the consolidated statements of operations and comprehensive income
  (loss).

  DAC are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through other comprehensive income
  (loss) on the consolidated statements of operations and comprehensive income
  (loss).

  The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights or coverages that occurs by the exchange of an insurance contract for a new insurance contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

    SALES INDUCEMENTS

  The Company defers sales inducements and amortizes them over the life of the policy utilizing the same methodology and assumptions used to amortize DAC. Deferred sales inducements are included in other assets on the consolidated balance sheets. The Company offers sales inducements for individual annuity products that credits the policyholder with a higher interest rate than the normal general account interest rate for the first year of the deposit and another sales inducement that offers an upfront bonus on variable annuities. Changes in deferred sales inducements for the periods ended December 31 were as follows:

                                                       2014               2013
                                                  ---------------    ---------------
    Balance at beginning of year                  $       25,212     $       13,962
    Capitalization                                         6,470             11,259
    Amortization and interest                             (4,424)            (1,189)
    Adjustment for unrealized gains (losses)                (937)             1,180
                                                  ---------------    ---------------
    Balance at end of year                        $       26,321     $       25,212
                                                  ===============    ===============

    GOODWILL AND OTHER INTANGIBLE ASSETS

  In connection with acquisitions of operating entities, the Company recognizes the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized. The Company may choose to perform a qualitative assessment in which the Company determines if the fair value of the reporting unit is, more likely than not, greater than the carrying value of the reporting unit. If the fair value of the reporting unit is, more likely than not, greater than the carrying value of the reporting unit, then no further review or testing is required. If the fair value of the reporting entity is not, more likely than not, greater than the carrying value of the reporting unit, or if the Company chooses not to perform a qualitative assessment, the goodwill is tested for impairment at the reporting unit level.

  The assessment or testing of goodwill is performed at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: (1) a significant adverse change in legal factors or in business climate, (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. When the Company chooses to perform or determines that testing is required, the fair value of the reporting unit is estimated using a combination of the income or discounted cash flows approach and the market approach, which utilizes comparable companies' data, when available. If the carrying amount of a reporting unit exceeds its fair value, then the amount of the impairment loss must be measured. The impairment loss would be calculated by comparing the implied fair value of reporting unit goodwill to its carrying amount. In calculating the implied fair value of reporting unit goodwill, the fair value of the reporting unit is allocated to all of the other assets and liabilities of that unit based on their fair values. The excess of the fair value of a reporting unit over the amount assigned to its other assets and liabilities is the implied fair value of goodwill. An impairment loss would be recognized when the carrying amount of goodwill exceeds its implied fair value.

  The Company also evaluates the recoverability of other intangible assets with finite useful lives whenever events or changes in circumstances indicate that an intangible asset's carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the fair value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be determined as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

    SOFTWARE

  Computer software costs incurred for internal use are capitalized and amortized over a three to five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software and are included in property and equipment, net on the consolidated balance sheets. The Company had unamortized software costs of $59,798 and $53,491 as of December 31, 2014 and 2013, respectively, and amortized software expense of $20,197, $18,122 and $17,172 for the years ended December 31, 2014, 2013 and 2012, respectively.

    PROPERTY AND EQUIPMENT

  Property and equipment are carried at cost, net of accumulated depreciation of $140,112 and $144,360 at December 31, 2014 and 2013, respectively. Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2014, 2013 and 2012, was $11,516, $10,097, and $9,826, respectively.

    REINSURANCE

  Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured business. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

    POLICYHOLDER LIABILITIES

  Policy and contract account balances represent the net accumulation of funds associated with nontraditional life insurance products and deferred annuities. Additions to account balances include premiums, deposits and interest credited by the Company. Deductions to account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

  Future policy and contract benefits are comprised of reserves for traditional life insurance, group life insurance, accident and health products, immediate annuities, and guarantees on certain deferred annuity contracts. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. When estimating the expected gross margins for traditional life insurance products as of December 31, 2014, the Company has assumed an average rate of investment yields ranging from 3.26% to 5.75%.

  Certain future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale. The adjustment to future policy benefits and claims represents the increase in policy reserves that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through other comprehensive income (loss) on the consolidated statements of operations and comprehensive income (loss).

  Pending policy and contract claims primarily represent amounts estimated for claims incurred but not reported and claims that have been reported but not settled. Such liabilities are estimated based upon the Company's historical experience and other actuarial assumptions that consider current developments and anticipated trends.

  Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

    PARTICIPATING BUSINESS

  Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2014 and 2013, the total participating business in force was $2,362,707 and $2,468,845, respectively. As a percentage of total life insurance in force, participating business in force represents 0.3% and 0.4% at December 31, 2014 and 2013, respectively.

    INCOME TAXES

  The Company files a life/non-life consolidated federal income tax return with Minnesota Mutual Companies, Inc., the Company's ultimate parent. The Company utilizes a consolidated approach to the allocation of current taxes, whereby, the tax benefits resulting from any losses by the Company, which would be realized by Minnesota Mutual Companies, Inc. on a consolidated return, go to the benefit of the Company. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

  Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the consolidated financial statements. Any such change could significantly affect the amounts reported on the consolidated statements of operations and comprehensive income (loss). Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

  The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

(3) RISKS

  The following is a description of certain significant risks facing the
  Company:

    CREDIT AND CASH FLOW ASSUMPTION RISK:

  Credit and cash flow assumption risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers and derivatives counterparties, default on their contractual obligations or experience adverse changes to the contractual cash flow streams. The Company attempts to minimize the adverse impact of this risk by monitoring portfolio diversification by asset class, creditor, industry, and by complying with investment limitations governed by state insurance laws and regulations as applicable. The Company also considers relevant objective information available in estimating the cash flows related to structured securities. The Company monitors and manages exposures, determines whether securities are impaired or loans are deemed uncollectible, and takes charges in the period such assessments are made.

  Following below is discussion regarding particular asset class concentration of credit risk:

    CONCENTRATION OF CREDIT RISK:

       CASH AND CASH EQUIVALENTS:

    Certain financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration of credit risk. The Company places its cash and cash equivalents in investment grade securities and limits the amount of credit exposure with any one institution.

       FINANCIAL INSTRUMENTS:

    Management attempts to limit the concentration of credit risk with respect to mortgages, fixed maturity securities, and other invested assets by diversifying the geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

    Management attempts to achieve equity security diversification through the use of style diversification and through limiting exposure to a single issuer. Alternative investment diversification is sought by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of alternative instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

       DERIVATIVES:

    The Company executes derivative transactions with ongoing counterparty exposure exclusively with highly rated counterparties. The Company has collateral arrangements in place that generally require a counterparty to post collateral when the fair value of the counterparty's derivatives reaches a pre-determined threshold. The aggregate counterparty exposure for a single counterparty is limited to 1% of admitted assets for AAA rated counterparties and 0.75% of admitted assets for A or AA rated counterparties. In addition, the combined exposure to any one issuer, including common stock, direct credit and net counterparty exposures is limited to 3% of admitted assets. Admitted assets in this context are defined as the Company's admitted assets as defined by Statutory Accounting guidance authored by the National Association of Insurance Commissioners
    (NAIC).

    The Company does not anticipate nonperformance by any of its derivative instrument counterparties. The Company is required to pledge collateral in order to trade in futures contracts. The Company maintains ownership of pledged securities at all times.

    The Company attempts to minimize the adverse impact of any exposure to potential loss in the event of credit default by the Company's futures contracts by the fact that the futures contracts are exchange-traded instruments and if the broker could not perform its intermediary obligations concerning the Company's futures contracts, these contracts could be transferred to a new broker with little or no financial impact to the Company.

    EQUITY MARKET RISK:

  Equity market risk is the risk that significant adverse fluctuations in the equity market can affect financial results. Risks may include, but are not limited to, potential impairments to equity security holdings, changes in the amount of fee revenue a company may be able to realize from its separate account assets, impacting estimations of future profit streams from variable products or increasing potential claims under certain contracts with guaranteed minimum benefit features and, as discussed in credit risk above, investing in equity securities as a part of the insurance company investment portfolio.

  As of December 31, 2014, approximately 98.6% of separate account assets were exposed to equity market risks across the Company's variable product offerings. The Company attempts to minimize the impact of this risk with its product offerings in traditional insurance products, which do not expose fee revenue to equity market risk and by collecting fee revenue on a transactional or annual basis rather than an asset-based basis.

  The Company holds derivative instruments in its efforts to minimize the adverse impact of equity market risks embedded within certain individual annuity and life products.

  As discussed above, the Company monitors its overall exposure to the equity market and attempts to maintain a diversified investment portfolio limiting its exposure to any single issuer.

    INTEREST RATE RISK:

  Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities. In a declining or low interest rate environment, the Company is generally not able to reinvest at comparable yields. Lower interest rates could also result in lower net investment income, guaranteed crediting rates on certain products and increased pension and other postretirement benefit obligations due to a decreased discount rate assumption. Continued low interest rates also impact DAC estimated gross profit, recoverability and other projections as well as increase the risk for loss recognition events that may require higher reserves. The Company attempts to minimize the adverse impact of this risk by maintaining a diversified portfolio of investments and monitoring cash flow patterns in order to approximately match the expected maturity of its liabilities, by employing disciplined new product development procedures and by offering a wide range of products and by operating throughout the United States.

    LEGAL/REGULATORY RISK:

  Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates could result in increased competition, reduced demand for a company's products, or additional unanticipated expenses in the pricing of a company's products. Changes in tax, fiscal and other legislation may increase corporate taxes and impact the Company's business. The Company attempts to minimize the adverse impact of this risk by offering a wide range of products and by operating throughout the United States. The Company specifically monitors its risk toward any one particular product or particular jurisdictions. The Company employs compliance practices that identify and assist in minimizing the adverse impact of this risk.

    MORTALITY RISK:

  Mortality risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation could occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company's main strategy to reduce this risk is to limit the concentration of mortality risk through geographical diversification and the purchase of reinsurance.

    RATINGS RISK:

  Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company, where such change or changes in the Company's underlying business or a combination of both could negatively impact the Company. The Company employs a strategic planning process, disciplined new product procedures, monitors its risk-based capital and other capital ratios for adequacy and maintains regular communications with the rating agencies in its efforts to minimize the adverse impact of this risk.

    REINSURANCE RISK:

  Reinsurance risk is the risk that reinsurance companies, where a company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into certain reinsurance contracts to cede a portion of its life and health business. The Company established a trust agreement when assets connected to the ceding of its Individual Disability line of business were sold. The assets in the trust are actively monitored for potential credit risk and are replaced as necessary. The Company also monitors the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

    INFORMATION SYSTEMS RISK:

  Information systems risk includes the risk that the information systems of the Company or its service providers, including telecommunications and technological systems, fail to function properly, become disabled, or are breached as a result of events or circumstances wholly or partially beyond the Company's control. The Company utilizes a variety of security measures and incident response procedures in its efforts to minimize the adverse impact of the risk.

(4) NEW ACCOUNTING PRONOUNCEMENTS

  In November 2014, the Financial Accounting Standards Board (FASB) issued ASU 2014-17, Business Combinations (Topic 805): Pushdown Accounting a consensus of the FASB Emerging Issues Task Force, which provides an acquired entity with an option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. ASU 2014-17 was effective on November 18, 2014. After the effective date, an acquired entity can make an election to apply the guidance to future change-in-control events or to its most recent change-in-control event. The Company had no material impact to its consolidated results of operations or financial position as a result of the adoption of ASU 2014-17.

  In June 2014, the FASB issued ASU 2014-11, Transfers and Servicing (Topic
  860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, which requires that repurchase-to-maturity transactions and repurchase financing arrangements be accounted for as secured borrowings and provides for enhanced disclosures, including the nature of collateral pledged and the time to maturity. ASU 2014-11 is effective prospectively for the annual reporting period beginning January 1, 2015. The Company is currently evaluating the impact of this new guidance and does not expect the adoption of ASU 2014-11 to have a material effect to its consolidated results of operations or financial position.

  In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which is a comprehensive new revenue recognition standard that will supersede nearly all existing revenue recognition guidance; however it will not impact the accounting for insurance contracts or financial instruments. The guidance requires an entity to recognize revenue reflecting the transfer of a promised good or service to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for that good or service. The guidance also requires additional disclosures. The new guidance is effective January 1, 2017 and early adoption is not permitted. An entity may apply the new guidance using one of the following two methods: (1) retrospectively to each prior period presented, or
  (2) retrospectively with the cumulative effect of initially applying the standard recognized at the date of initial application. The Company is currently evaluating the impact of this new guidance to its consolidated results of operations and financial position.

  In June 2013, the FASB issued ASU 2013-08, Financial Services - Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements, which provides comprehensive accounting guidance for assessing whether an entity is an investment company. ASU 2013-08 requires that all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. ASU 2013-08 was effective for the annual reporting period beginning January 1, 2014 and was required to be applied prospectively. Upon adoption at January 1, 2014, the Company reclassified $57,148 of unrealized gains (losses), net of tax, from accumulated other comprehensive income (loss) to retained earnings related to alternative investments in entities meeting the ASU 2013-08 investment company definition. There was no impact to total stockholder's equity upon adoption. Additionally, beginning on January 1, 2014, changes in undistributed amounts related to these alternative investments in entities meeting the ASU 2013-08 investment company definition are recorded in other net realized investment gains (losses) rather than as unrealized gains or losses on the consolidated statements of operations and comprehensive income (loss).

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE

  The fair value of the Company's financial assets and financial liabilities has been determined using available market information as of December 31, 2014 and 2013. Although the Company is not aware of any factors that would significantly affect the fair value of financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company primarily uses the market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. To a lesser extent, the Company also uses the income approach which uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
    (CONTINUED)

  The Company is required to categorize its financial assets and financial liabilities recorded on the consolidated balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

     Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include U.S. government securities, money-market funds, actively-traded U.S. and international equities, investments in mutual funds with quoted market prices, certain separate account assets, and listed derivatives.

     Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include agency securities not backed by the full faith of the U.S. government, foreign government securities, publicly traded corporate fixed maturity securities, structured notes, municipal fixed maturity securities, certain mortgage and asset-backed securities, certain separate account assets, certain equity securities not priced on an exchange, and certain derivatives.

     Level 3 - Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the assets or liabilities. The types of assets and liabilities utilizing Level 3 valuations generally include certain mortgage and asset backed securities, certain privately placed corporate fixed maturity securities, certain separate account assets and certain derivatives, including embedded derivatives associated with living benefit guarantees and equity-indexed features on certain life and annuity contracts.

  The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

  Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
    (CONTINUED)

  The following tables summarize the Company's financial assets and financial liabilities measured at fair value on a recurring basis:

                                                                                DECEMBER 31, 2014
                                                        ------------------------------------------------------------------
                                                          LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                        -------------    --------------    -------------     -------------
    Fixed maturity securities, available-for-sale:
      U.S. government securities                        $    230,252     $          -      $          -      $    230,252
      Agencies not backed by the full faith and
       credit of the U.S. government                               -          548,638                 -           548,638
      Foreign government securities                                -           38,966                 -            38,966
      Corporate securities                                         -        6,366,958           913,393         7,280,351
      Asset-backed securities                                      -          343,360            38,724           382,084
      Commercial mortgage-backed securities (CMBS)                 -        1,088,933                 -         1,088,933
      Residential mortgage-backed securities (RMBS)                -        2,357,296               132         2,357,428
                                                        -------------    --------------    -------------     -------------
        Total fixed maturity securities, available-
         for-sale                                            230,252       10,744,151           952,249        11,926,652
    Equity securities, available-for-sale                    393,716           41,066               170           434,952
    Fixed maturity securities on loan:
      U.S. government securities                               1,648                -                 -             1,648
      Corporate securities                                         -           43,406                 -            43,406
                                                        -------------    --------------    -------------     -------------
        Total fixed maturity securities on loan                1,648           43,406                 -            45,054
    Equity securities on loan                                  2,575                -                 -             2,575
    Derivative instruments:
      TBA derivative instruments                                   -           29,115                 -            29,115
      Other derivative instruments                                10          228,876                 -           228,886
                                                        -------------    --------------    -------------     -------------
        Total derivative instruments                              10          257,991                 -           258,001
                                                        -------------    --------------    -------------     -------------
             Total investments                               628,201       11,086,614           952,419        12,667,234
    Cash equivalents                                         291,356                -                 -           291,356
    Securities held as collateral                             23,805            5,593                 -            29,398
    Separate account assets                                3,279,626       16,208,458             1,122        19,489,206
                                                        -------------    --------------    -------------     -------------
             Total financial assets                     $  4,222,988     $ 27,300,665      $    953,541      $ 32,477,194
                                                        =============    ==============    =============     =============

    Policy and contract account balances (1)            $          -     $          -      $    149,594      $    149,594
    Future policy and contract benefits (1)                        -                -            41,909            41,909
    Derivative instruments (2)                                    27           39,547                 -            39,574
    Securities lending collateral                             23,805            6,662                 -            30,467
                                                        -------------    --------------    -------------     -------------
             Total financial liabilities                $     23,832     $     46,209      $    191,503      $    261,544
                                                        =============    ==============    =============     =============

   (1) Policy and contract account balances and future policy and contract benefits balances reported in this table relate to embedded derivatives associated with living benefit guarantees and equity-indexed features on certain annuity and life insurance products. The Company's guaranteed minimum withdrawal benefits, guaranteed payout annuity floor, and equity-indexed annuity and life products are considered embedded derivatives, resulting in the related liabilities being separated from the host contract and recognized at fair value.

   (2) Included in other liabilities on the consolidated balance sheets.

  The following tables summarize the Company's financial assets and financial liabilities measured at fair value on a recurring basis (Continued):


                                                                                DECEMBER 31, 2013
                                                        ------------------------------------------------------------------
                                                          LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                        -------------    --------------    -------------     -------------
    Fixed maturity securities, available-for-sale:
      U.S. government securities                        $    352,415     $          -      $          -      $    352,415
      Agencies not backed by the full faith and
       credit of the U.S. government                               -          359,396             1,468           360,864
      Foreign government securities                                -           48,422                 -            48,422
      Corporate securities                                         -        5,925,353           937,909         6,863,262
      Asset-backed securities                                      -          310,046           140,060           450,106
      CMBS                                                         -        1,136,127            14,520         1,150,647
      RMBS                                                         -        1,944,637               287         1,944,924
                                                        -------------    --------------    -------------     -------------
        Total fixed maturity securities, available-
         for-sale                                            352,415        9,723,981         1,094,244        11,170,640
    Equity securities, available-for-sale                    403,213                -               196           403,409
    Fixed maturity securities on loan:
      U.S. government securities                              13,627                -                 -            13,627
      Corporate securities                                         -           24,026                 -            24,026
      Asset-backed securities                                      -                -             3,009             3,009
                                                        -------------    --------------    -------------     -------------
        Total fixed maturity securities on loan               13,627           24,026             3,009            40,662
    Equity securities on loan                                  1,656                -                 -             1,656
    Derivative instruments:
      TBA derivative instruments                                   -           28,703                 -            28,703
      Other derivative instruments                                 9          195,663                 -           195,672
                                                        -------------    --------------    -------------     -------------
        Total derivative instruments                               9          224,366                 -           224,375
                                                        -------------    --------------    -------------     -------------
             Total investments                               770,920        9,972,373         1,097,449        11,840,742
    Cash equivalents                                         220,714               50                 -           220,764
    Securities held as collateral                              3,728           17,885                 -            21,613
    Separate account assets                                2,860,719       15,179,921             4,265        18,044,905
                                                        -------------    --------------    -------------     -------------
             Total financial assets                     $  3,856,081     $ 25,170,229      $  1,101,714      $ 30,128,024
                                                        =============    ==============    =============     =============

    Policy and contract account balances (1)            $          -     $          -      $    125,087      $    125,087
    Future policy and contract benefits (1)                        -                -             (853)             (853)
    Derivative instruments (2)                                     9          101,197                 -           101,206
    Securities lending collateral                              3,728           27,020                 -            30,748
                                                        -------------    --------------    -------------     -------------
             Total financial liabilities                $      3,737     $    128,217      $    124,234      $    256,188
                                                        =============    ==============    =============     =============

   (1) Policy and contract account balances and future policy and contract benefits balances reported in this table relate to embedded derivatives associated with living benefit guarantees and equity-indexed features on certain annuity and life insurance products. The Company's guaranteed minimum withdrawal benefits, guaranteed payout annuity floor, and equity-indexed annuity and life products are considered embedded derivatives, resulting in the related liabilities being separated from the host contract and recognized at fair value. The fair value of the minimum guaranteed withdrawal benefits embedded derivatives was a net asset and the amount was reported as a contra liability.

   (2) Included in other liabilities on the consolidated balance sheets.

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
    (CONTINUED)

  The methods and assumptions used to estimate the fair value of financial assets and liabilities are summarized as follows:

    FIXED MATURITY SECURITIES, AVAILABLE-FOR-SALE AND ON LOAN

  When available, fair values of fixed maturity are based on quoted market prices of identical assets in active markets and are reflected in Level 1.

  When quoted prices are not available, the Company's process is to obtain prices from third party pricing services, when available. The Company generally receives prices from pricing services and maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. The Company's primary pricing service has policies and processes to ensure that it is using objectively verifiable observable market data. The pricing service regularly reviews the evaluation inputs for securities covered and publishes and updates a summary of inputs used in its valuations by major security type. The market inputs utilized in the pricing evaluation depend on asset class and market conditions but typically include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. If the pricing service determines it does not have sufficient objectively verifiable information about a security's valuation, it discontinues providing a valuation for the security. In this instance, the Company would be required to produce an estimate of fair value.

  Prices are reviewed by affiliated asset managers and management to validate reasonability. Fixed maturity securities with validated prices from pricing services are generally reflected in Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

  For fixed maturity securities where quoted market prices are not available or the Company concludes the pricing information received from third party pricing services is not reflective of market activity - generally private placement securities or securities that do not trade regularly - a matrix pricing, discounted cash flow or other model is used. The pricing models are developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Certain other valuations are based on independent non-binding broker quotes. Fixed maturity securities valued using pricing models or broker quotes are reflected in Level 3.

    EQUITY SECURITIES, AVAILABLE-FOR-SALE AND ON LOAN

  The Company's equity securities consist primarily of investments in common stock of publicly traded companies. The fair values of equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1. The Company carries certain equity securities that are not priced on an exchange classified within Level 2. The Company receives these prices from third party pricing services using observable inputs for identical or similar assets in active markets. The Company carries a small amount of non-exchange traded equity securities classified within Level 3. The fair value of these securities is based on at least one or more significant unobservable input.

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
    (CONTINUED)

    DERIVATIVE INSTRUMENTS

  Derivative instrument fair values are based on quoted market prices when available. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties.

  The majority of the Company's derivative positions are traded in the over-the-counter (OTC) derivative market and are classified as Level 2. The fair values of most OTC derivatives are determined using discounted cash flow pricing models. The significant inputs to the pricing models are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. In general, OTC derivatives are compared to an outside broker quote when available and are reviewed in detail through the Company's valuation oversight group. OTC derivatives valued using significant unobservable inputs would be classified as Level 3.

  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

    CASH EQUIVALENTS

  Cash equivalents include money market instruments and highly rated commercial paper. Money market instruments are generally valued using unadjusted quoted prices in active markets and are reflected in Level 1. The remaining instruments are typically not traded in active markets and their fair values are based on market observable inputs and, accordingly, have been classified as Level 2.

    SEPARATE ACCOUNT ASSETS

  Separate account assets are reported as a summarized total and are carried at estimated fair value based on the underlying assets in which the separate accounts are invested. Valuations for fixed maturity securities, equity securities and cash equivalents are determined consistent with similar instruments as previously described. Valuations for certain mutual funds and pooled separate accounts are classified as Level 2 as the values are based upon quoted prices or reported net asset values provided by the fund managers with little readily determinable public pricing information.

    POLICY AND CONTRACT ACCOUNT BALANCES AND FUTURE POLICY AND CONTRACT ACCOUNT BENEFITS

  Policy and contract account balances and future policy and contract account benefits include liabilities for living benefit guarantees and equity-indexed features on certain annuity contracts and life insurance policies accounted for as embedded derivatives. These guarantees take the form of guaranteed withdrawal and income benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products.

  The fair value for embedded derivatives is estimated using the present value of future benefits less the present value of future fees over the expected lives of the contracts using various capital market and actuarial assumptions. The cash flows are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives includes an adjustment for the Company's own credit risk and other non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to peer companies' debt ratings and the Company's own claims paying ability.

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
    (CONTINUED)

    POLICY AND CONTRACT ACCOUNT BALANCES AND FUTURE POLICY AND CONTRACT ACCOUNT BENEFITS (CONTINUED)

  Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company's variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates.

  These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized in the valuation of embedded derivatives are unobservable and are considered to be significant inputs to the valuations, the embedded derivatives have been reflected within Level 3.

  The following table provides a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2014:

                                                 TOTAL REALIZED AND
                                                  UNREALIZED GAINS
                                               (LOSSES) INCLUDED IN:
                                            ---------------------------
                                                                           TRANSFERS    TRANSFERS     PURCHASES,
                               BALANCE AT       NET           OTHER          IN TO       OUT OF       SALES AND     BALANCE AT
                               BEGINNING      INCOME      COMPREHENSIVE     LEVEL 3      LEVEL 3     SETTLEMENTS,     END OF
                                OF YEAR         (1)       INCOME (LOSS)       (2)          (2)          NET (3)        YEAR
                              -----------   ----------    -------------   ----------    ---------    ------------   -----------
 Fixed maturity securities,
   available-for sale:
    Agencies not backed by
     the full faith and
     credit of the U.S.
     government               $    1,468     $      -      $     (23)      $     -      $   (445)     $   (1,000)    $        -
    Corporate securities         937,909        1,034         17,164             -       (22,869)        (19,845)       913,393
    Asset-backed securities      140,060          874         (2,861)            -       (55,334)        (44,015)        38,724
    CMBS                          14,520            -              -             -       (14,520)              -              -
    RMBS                             287           76            (97)           33             -            (167)           132
                              -----------   ----------    -------------   ----------    ---------    ------------   -----------
     Total fixed maturity
      securities,
      available-for-sale       1,094,244        1,984         14,183            33       (93,168)        (65,027)       952,249
 Equity securities,
    available-for-sale               196            -            (35)            -             -               9            170
 Fixed maturity
 securities,
   on loan:
    Asset-backed securities        3,009            -              -             -        (3,009)              -              -
 Separate account assets           4,265            -           (859)          150        (3,011)            577          1,122
                              -----------   ----------    -------------   ----------    ---------    ------------   -----------
        Total financial
         assets               $1,101,714     $  1,984      $  13,289       $   183      $(99,188)     $  (64,441)    $  953,541
                              ===========   ==========    =============   ==========    =========    ============   ===========

   (1) The amounts included in this column are reported in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss).

   (2) Transfers in to/out of Level 3 are primarily due to the availability of observable market prices.

   (3) The following table provides the bifurcation of the net purchases, sales and settlements.

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
    (CONTINUED)

  The following table provides the bifurcation of the net purchases, sales and settlements during the year ended December 31, 2014:

                                                                                                            PURCHASES,
                                                                                                            SALES AND
                                                                                                           SETTLEMENTS,
                                                     PURCHASES            SALES           SETTLEMENTS          NET
                                                  ---------------    --------------     --------------    --------------
   Fixed maturity securities,
    available-for-sale:
     Agencies not backed by the full faith and
      credit of the U.S. government                $           -      $          -       $     (1,000)     $     (1,000)
     Corporate securities                                111,654           (34,928)           (96,571)          (19,845)
     Asset-backed securities                                   -            (4,151)           (39,864)          (44,015)
     RMBS                                                      -                 -               (167)             (167)
                                                  ---------------    --------------     --------------    --------------
       Total fixed maturity securities,
        available-for-sale                               111,654           (39,079)          (137,602)          (65,027)
   Equity securities, available-for-sale                       9                 -                  -                 9
   Separate account assets                                 1,032              (424)               (31)              577
                                                  ---------------    --------------     --------------    --------------
          Total financial assets                   $     112,695      $    (39,503)      $   (137,633)     $    (64,441)
                                                  ===============    ==============     ==============    ==============

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
    (CONTINUED)

  The following table provides a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2013:

                                                 TOTAL REALIZED AND
                                                  UNREALIZED GAINS
                                               (LOSSES) INCLUDED IN:
                                            ---------------------------
                                                                           TRANSFERS    TRANSFERS     PURCHASES,
                               BALANCE AT       NET           OTHER          IN TO       OUT OF       SALES AND     BALANCE AT
                               BEGINNING      INCOME      COMPREHENSIVE     LEVEL 3      LEVEL 3     SETTLEMENTS,     END OF
                                OF YEAR         (1)       INCOME (LOSS)       (2)          (2)          NET (3)        YEAR
                              -----------   ----------    -------------   ----------    ---------    ------------   -----------
 Fixed maturity securities,
  available-for sale:
    Agencies not backed by
     the full faith and
     credit of the U.S.
     government               $    4,648     $      -      $     (130)     $      -     $      -      $   (3,050)    $    1,468
    Corporate securities       1,070,286            -         (54,273)            -      (26,503)        (51,601)       937,909
    Asset-backed securities      147,988        3,708         (10,900)        3,801            -          (4,537)       140,060
    CMBS                          17,809        1,902             957             -            -          (6,148)        14,520
    RMBS                           2,647          286            (238)            -            -          (2,408)           287
                              -----------   ----------    -------------   ----------    ---------    ------------   -----------
     Total fixed maturity
      securities,
      available-for-sale       1,243,378        5,896         (64,584)        3,801      (26,503)        (67,744)     1,094,244
 Equity securities,
  available-for-sale                 188            1               8             -            -              (1)           196
 Fixed maturity securities,
  on loan:
    Asset-backed securities        7,717           44            (216)            -            -          (4,536)         3,009
 Separate account assets             446            -           1,076           208            -           2,535          4,265
                              -----------   ----------    -------------   ----------    ---------    ------------   -----------
        Total financial
         assets               $1,251,729     $  5,941      $  (63,716)     $  4,009     $(26,503)     $  (69,746)    $1,101,714
                              ===========   ==========    =============   ==========    =========    ============   ===========


   (1) The amounts included in this column are reported in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss).

   (2) Transfers in to/out of Level 3 are primarily due to the availability of observable market prices.

   (3) The following table provides the bifurcation of the net purchases, sales and settlements.

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
    (CONTINUED)

  The following table provides the bifurcation of the net purchases, sales and settlements during the year ended December 31, 2013:

                                                                                                            PURCHASES,
                                                                                                            SALES AND
                                                                                                           SETTLEMENTS,
                                                     PURCHASES            SALES          SETTLEMENTS           NET
                                                  ---------------    --------------     --------------    --------------
   Fixed maturity securities,
    available-for-sale:
     Agencies not backed by the full faith and
      credit of the U.S. government                $        450       $         -       $     (3,500)      $    (3,050)
     Corporate securities                                31,095                 -            (82,696)          (51,601)
     Asset-backed securities                             37,646           (11,849)           (30,334)           (4,537)
     CMBS                                                     -            (3,242)            (2,906)           (6,148)
     RMBS                                                     -            (2,303)              (105)           (2,408)
                                                  ---------------    --------------     --------------    --------------
       Total fixed maturity securities,
       available-for-sale                                69,191           (17,394)          (119,541)          (67,744)
   Equity securities, available-for-sale                      -                (1)                 -                (1)
   Fixed maturity securities, on loan:
     Asset-backed securities                              4,036              (855)            (7,717)           (4,536)
   Separate account assets                                2,954              (316)              (103)            2,535
                                                  ---------------    --------------     --------------    --------------
          Total financial assets                   $     76,181       $   (18,566)       $  (127,361)      $   (69,746)
                                                  ===============    ==============     ==============    ==============

  Transfers of securities among the levels occur at the beginning of the reporting period.

  There were no transfers between Level 1 and Level 2 for the years ended December 31, 2014 and 2013.

  There were no changes in unrealized gains (losses) included in net income related to Level 3 assets held as of December 31, 2014 and 2013.

  The following table provides a summary of changes in fair value of Level 3 financial liabilities held at fair value on a recurring basis during the year ended December 31, 2014:

                                                 TOTAL REALIZED AND
                                                  UNREALIZED GAINS
                                               (LOSSES) INCLUDED IN:
                                            ---------------------------

                               BALANCE AT       NET           OTHER       TRANSFERS     TRANSFERS                  BALANCE AT
                               BEGINNING      INCOME      COMPREHENSIVE     IN TO        OUT OF                      END OF
                                OF YEAR         (1)       INCOME (LOSS)     LEVEL 3      LEVEL 3     SETTLEMENTS      YEAR
                              -----------   ----------    -------------   ----------    ----------   -----------   -----------
   Policy and contract
      account balances        $  125,087     $  24,507     $        -      $    -       $      -      $       -      $ 149,594
   Future policy and
   contract
      benefits                      (853)       42,816              -           -              -            (54)        41,909
                              -----------   ----------    -------------   ----------    ---------    ------------   -----------
       Total financial
        liabilities           $  124,234     $  67,323     $        -      $    -        $     -      $     (54)     $ 191,503
                              ===========   ==========    =============   ==========    =========    ============   ===========

   (1) The amounts in this column related to future policy and contract benefits are reported as losses within net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss) and the amounts related to the policy and contract account balances are reported as losses within policyholder benefits on the consolidated statements of operations and comprehensive income (loss).

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
    (CONTINUED)

  The following table provides a summary of changes in fair value of Level 3 financial liabilities held at fair value on a recurring basis during the year ended December 31, 2013:

                                                 TOTAL REALIZED AND
                                                  UNREALIZED GAINS
                                               (LOSSES) INCLUDED IN:
                                            ---------------------------

                               BALANCE AT       NET           OTHER       TRANSFERS     TRANSFERS                  BALANCE AT
                               BEGINNING      INCOME      COMPREHENSIVE     IN TO        OUT OF                      END OF
                                OF YEAR         (1)       INCOME (LOSS)     LEVEL 3      LEVEL 3     SETTLEMENTS      YEAR
                              -----------   ----------    -------------   ----------    ----------   -----------   -----------
   Policy and contract
      account balances        $   58,942     $  66,145     $        -      $     -      $      -      $       -      $ 125,087
   Future policy and
      contract benefits           60,284       (60,981)             -            -             -           (156)          (853)
                              -----------   ----------    -------------   ----------    ----------   -----------   -----------
       Total financial
        liabilities           $  119,226     $   5,164     $        -      $     -      $      -      $    (156)     $ 124,234
                              ===========   ==========    =============   ==========    ==========   ===========   ===========


   (1) The amounts in this column related to future policy and contract benefits are reported as gains within net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss) and the amounts related to the policy and contract account balances are reported as losses within policyholder benefits on the consolidated statements of operations and comprehensive income (loss).

  The change in unrealized (gains) losses included in net income related to liabilities held as of December 31, 2014 was $(67,845), of which $(43,145) was included in net realized investment gains (losses) and $(24,700) was included in policyholder benefits on the consolidated statements of operations and comprehensive income (loss). The change in unrealized (gains) losses included in net income related to liabilities held as of December 31, 2013 was $(7,185), of which $59,090 was included in net realized investment gains (losses) and $(66,275) was included in policyholder benefits on the consolidated statements of operations and comprehensive income (loss).

    QUANTITATIVE INFORMATION REGARDING LEVEL 3 ASSETS AND LIABILITIES

  The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at December 31, 2014:

                                                                                                              RANGE
        LEVEL 3 INSTRUMENT         FAIR VALUE       VALUATION TECHNIQUE        UNOBSERVABLE INPUT       (WEIGHTED AVERAGE)
   ---------------------------    -----------    -------------------------    --------------------    ---------------------

   Fixed maturity securities,
     available-for-sale:

                                                                               Yield/spread to           52 bps - 226 bps
      Corporate securities        $  912,698       Discounted cash flow        U.S. Treasuries (1)          (133 bps)

                                                                               Yield/spread to           83 bps - 581 bps
      Asset-backed securities         37,413       Discounted cash flow        U.S. Treasuries (1)          (173 bps)

   Liabilities:

      Policy and contract                          Discounted cash flow/       Mortality rates (2)      Annuity 2000 table
        account balances          $  149,594      Option pricing techniques    Lapse rates (3)               0% to 16%
                                                                               Market volatility (6)         0% to 30%


                                                                                                            1983a and
      Future policy and                            Discounted cash flow/       Mortality rates (2)      annuity 2000 table
        contract benefits             41,909      Option pricing techniques    Lapse rates (3)               0% to  15%
                                                                               Utilization rates (4)         0% to 100%
                                                                               Withdrawal rates (5)          0% to   7%
                                                                               Market volatility (6)         0% to  20%
                                                                               Nonperformance
                                                                                 risk spread (7)                0.2%


   (1) The yield/spread to U.S. Treasuries input represents an estimated market participant composite adjustment attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

   (2) The mortality rate input represents the estimate probability of when an individual belonging to a particular group categorized according to age or some other factor such as occupation, will die.

   (3) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range represents the lapse rate during the surrender charge period for indexed annuity contracts.

   (4) The utilization rate input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.

   (5) The withdrawal rate input represents the estimated magnitude of annual contract holder withdrawals relative to the contracts' benefit base.

   (6) The market volatility input represents overall volatilities assumed for underlying equity indexed and variable annuity funds, which include a mixture of equity and fixed income assets.

   (7) The nonperformance risk spread input represents the estimated additional own credit spread that market participants would apply to the market observable discount rate when pricing a contract.

    QUANTITATIVE INFORMATION REGARDING LEVEL 3 ASSETS AND LIABILITIES

  The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at December 31, 2013:

                                                                                                              RANGE
       LEVEL 3 INSTRUMENT         FAIR VALUE        VALUATION TECHNIQUE        UNOBSERVABLE INPUT       (WEIGHTED AVERAGE)
   ---------------------------    -----------    -------------------------    --------------------    ---------------------

   Fixed maturity securities,
     available-for-sale:

      Agencies not backed by
       the full faith and
       credit of the U.S.                                                     Yield/spread to
       government                  $   1,024       Discounted cash flow       U.S. Treasuries (1)            57 bps

                                                                              Yield/spread to           47 bps - 366 bps
      Corporate securities           935,202       Discounted cash flow       U.S. Treasuries (1)          (165 bps)

                                                                              Yield/spread to           47 bps - 792 bps
      Asset-backed securities         72,615       Discounted cash flow       U.S. Treasuries (1)          (204 bps)

   Liabilities:

      Policy and contract                          Discounted cash flow/      Mortality rates (2)       Annuity 2000 table
       account balances            $ 125,087      Option pricing techniques   Lapse rates (3)               0% to 16%
                                                                              Market volatility (6)         0% to 20%

                                                                                                             1983a and
      Future policy and                            Discounted cash flow/      Mortality rates (2)       annuity 2000 table
       contract benefits                (853)     Option pricing techniques   Lapse rates (3)               0% to  15%
                                                                              Utilization rates (4)         0% to 100%
                                                                              Withdrawal rates (5)          0% to   7%
                                                                              Market volatility (6)         0% to  20%
                                                                              Nonperformance
                                                                                risk spread (7)                0.2%


   (1) The yield/spread to U.S. Treasuries input represents an estimated market participant composite adjustment attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

   (2) The mortality rate input represents the estimate probability of when an individual belonging to a particular group categorized according to age or some other factor such as occupation, will die.

   (3) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range represents the lapse rate during the surrender charge period for indexed annuity contracts.

   (4) The utilization rate input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.

   (5) The withdrawal rate input represents the estimated magnitude of annual contract holder withdrawals relative to the contracts' benefit base.

   (6) The market volatility input represents overall volatilities assumed for underlying equity indexed and variable annuity funds, which include a mixture of equity and fixed income assets.

   (7) The nonperformance risk spread input represents the estimated additional own credit spread that market participants would apply to the market observable discount rate when pricing a contract.

    QUANTITATIVE INFORMATION REGARDING LEVEL 3 ASSETS AND LIABILITIES
    (CONTINUED)

  Level 3 measurements not included in the tables above are obtained from non-binding broker quotes where observable inputs are not reasonably available to the Company.

    SENSITIVITY OF FAIR VALUE MEASUREMENTS TO CHANGES IN UNOBSERVABLE INPUTS

  The following is a general description of sensitivities of significant unobservable inputs and their impact on the fair value measurement for the assets and liabilities previously described:

    FIXED MATURITY SECURITIES, AVAILABLE-FOR-SALE

  For any increase (decrease) in the yield/spread to U.S. Treasuries, the fair value of the assets will decrease (increase).

    POLICY AND CONTRACT ACCOUNT BALANCES AND FUTURE POLICY AND CONTRACT BENEFITS

  For any increase (decrease) in mortality rate, lapse rate and nonperformance risk spread inputs, the fair value of the liabilities will decrease (increase). For any increase (decrease) in the utilization, withdrawal and market volatility rates, the fair value of the liabilities will increase (decrease).

  For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

    NON-RECURRING FAIR VALUE MEASUREMENTS

  The following tables summarize the Company's financial assets measured at fair value on a non-recurring basis:

                                                                                DECEMBER 31, 2014
                                                        ------------------------------------------------------------------
                                                           LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                        -------------    --------------    -------------     -------------

    Mortgage loans                                      $          -     $          -      $      5,300      $      5,300
    Other invested assets:
      Real estate held for sale                                    -                -             1,828             1,828
                                                        -------------    --------------    -------------     -------------
        Total financial assets                          $          -     $          -      $      7,128      $      7,128
                                                        =============    ==============    =============     =============


                                                                                DECEMBER 31, 2013
                                                        ------------------------------------------------------------------
                                                           LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                        -------------    --------------    -------------     -------------
    Other invested assets:
      Real estate held for sale                         $          -     $          -      $      4,560      $      4,560
                                                        -------------    --------------    -------------     -------------
        Total financial assets                          $          -     $          -      $      4,560      $      4,560
                                                        =============    ==============    =============     =============

  Mortgage loans represent loans that are held for sale. Real estate held for sale represents commercial real estate acquired in satisfaction of mortgage loan debt. The estimated fair values are obtained from third-party and/or internal appraisals less estimated costs to sell. The estimated fair values are categorized as Level 3 due to lack of transparency and unobservability in collateral valuation.

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT OTHER THAN FAIR VALUE

  The Company uses various methods and assumptions to estimate the fair value of financial assets and financial liabilities that are not carried at fair value on the consolidated balance sheets.

  The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

                                                                         DECEMBER 31, 2014
                                      ------------------------------------------------------------------------------------
                                        CARRYING                                      FAIR
                                          VALUE                                       VALUE
                                      --------------    ------------------------------------------------------------------
                                           TOTAL           LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                      --------------    -------------     -------------    -------------     -------------
    Assets:
       Mortgage loans, net            $  1,930,683      $          -      $          -     $  2,022,665      $  2,022,665
       Policy loans                        380,603                 -                 -          450,398           450,398

    Liabilities:
       Deferred annuities             $  2,213,072      $          -      $          -     $  2,347,583      $  2,347,583
       Annuity certain contracts            74,866                 -                 -           79,223            79,223
       Other fund deposits               1,965,138                 -                 -        1,962,082         1,962,082
       Supplementary contracts
         without life contingencies         89,997                 -                 -           89,997            89,997
       Short-term debt                      50,000                 -                 -           50,000            50,000
       Long-term debt                      393,000                 -                 -          395,434           395,434
       Separate account liabilities     12,659,745         3,279,626         9,378,997            1,122        12,659,745


                                                                        DECEMBER 31, 2013
                                      ------------------------------------------------------------------------------------
                                         CARRYING                                      FAIR
                                           VALUE                                       VALUE
                                      --------------    ------------------------------------------------------------------
                                           TOTAL           LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                      --------------    -------------     -------------    -------------     -------------
    Assets:
       Mortgage loans, net            $  1,760,316      $          -      $          -     $  1,768,515      $  1,768,515
       Policy loans                        356,696                 -                 -          410,567           410,567

    Liabilities:
       Deferred annuities             $  2,464,519      $          -      $          -     $  2,559,824      $  2,559,824
       Annuity certain contracts            78,251                 -                 -           82,937            82,937
       Other fund deposits               1,954,808                 -                 -        1,950,305         1,950,305
       Supplementary contracts
         without life contingencies         76,613                 -                 -           76,613            76,613
       Short-term debt                      50,000                 -                 -           50,000            50,000
       Long-term debt                      318,000                 -                 -          320,311           320,311
       Separate account liabilities     11,738,365         2,860,719         8,873,381            4,265        11,738,365

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT OTHER THAN FAIR VALUE (CONTINUED)

  Fair values of mortgage loans are based upon matrix pricing and discounted cash flows which may not necessarily equal the exit price a market participant would pay for the loan. Fair values of policy loans are estimated by discounting expected cash flows. The expected cash flows reflect an estimate for the timing of repayment of the loans and weighted average loan interest rates.

  The fair values of deferred annuities and other fund deposits, which have guaranteed interest rates and surrender charges, are estimated to be the amount payable on demand as of December 31, 2014 and 2013 as those investment contracts have no defined maturity, are similar to a deposit liability and are based on the current interest rate environment relative to the guaranteed interest rates. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

  The fair values of supplementary contracts without life contingencies and annuity certain contracts are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

  The carrying amount of short-term debt approximates the fair value. The fair value of long-term debt is estimated based primarily on borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

  Certain separate account liabilities represent balances due to policyholders under contracts that are classified as investment contracts. Since these separate account liabilities are fully funded by the cash flows from the separate account assets which are recognized at estimated fair value, the value of those assets approximates the carrying and fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

(6) INVESTMENTS

    FIXED MATURITY AND EQUITY SECURITIES

  The Company's fixed maturity portfolio consists primarily of public and private corporate fixed maturity securities, mortgage and other asset backed securities, and U.S. government and agency obligations.

  The carrying value of the Company's fixed maturity portfolio totaled $11,971,706 and $11,211,302 at December 31, 2014 and 2013, respectively. Fixed maturity securities represent 75.5% and 76.0% of total invested assets at December 31, 2014 and 2013, respectively. At December 31, 2014 and 2013, publicly traded fixed maturity securities comprised 80.5% and 79.3%, respectively, of the total fixed maturity portfolio.

  The Company invests in private placement fixed maturity securities to enhance the overall value of its portfolio, increase diversification and obtain higher yields than are possible with comparable publicly traded securities. Generally, private placement fixed maturity securities provide broader access to management information, strengthened negotiated protective covenants, call protection features and, frequently, improved seniority of collateral protection. Private placement securities generally are only tradable subject to restrictions by federal and state securities laws and are, therefore, less liquid than publicly traded fixed maturity securities.

  The Company holds CMBS that may be originated by single or multiple issuers, which are collateralized by mortgage loans secured by income producing commercial properties such as office buildings, multi-family dwellings, industrial, retail, hotels and other property types.

  The Company's RMBS portfolio consists of pass-through securities, which are pools of mortgage loans collateralized by single-family residences and primarily issued by government sponsored entities (e.g., GNMA, FNMA and FHLMC), and structured pass-through securities, such as collateralized mortgage obligations, that may have specific prepayment and maturity profiles and may be issued by either government sponsored entities or "private label" issuers. The Company's RMBS portfolio primarily contains loans made to borrowers with strong credit histories. The Company's portfolio consisted of $2,285,683 and $1,834,903 agency backed RMBS and $71,745 and $110,021 non-agency backed RMBS as of December 31, 2014 and 2013, respectively. The Company's RMBS portfolio also includes Alt-A mortgage loans to customers who have good credit ratings but have limited documentation for their source of income or some other standards used to underwrite the mortgage loan, and subprime residential loans to customers with weak credit profiles, including mortgages originated using relaxed mortgage-underwriting standards. The fair value of the Company's subprime securities as of December 31, 2014 was $8,405 with unrealized losses totaling $72. The fair value of the Company's subprime securities as of December 31, 2013 was $24,772 with unrealized losses totaling $372.

  The Company's asset-backed securities investment portfolio consists of securities collateralized by the cash flows of receivables relating to credit cards, automobiles, manufactured housing and other asset class loans.

  The equity securities portfolio is managed with the objective of capturing long-term capital gains with a moderate level of current income. The carrying value of the Company's equity security portfolio totaled $437,527 and $405,065 as of December 31, 2014 and 2013, respectively.

  The amortized cost, gross unrealized gains and losses, OTTI recognized in accumulated other comprehensive loss (AOCL) and fair value of fixed maturity and equity securities by type of investment were as follows:

                                                                 GROSS           GROSS
                                               AMORTIZED      UNREALIZED       UNREALIZED        OTTI IN
    DECEMBER 31, 2014                            COST            GAINS           LOSSES          AOCL (1)       FAIR VALUE
    -------------------------------------    ------------    -------------    -------------    ------------    -------------
    U.S. government securities               $   205,029     $    25,756      $        533     $         -      $    230,252
    Agencies not backed by the full faith
     and credit of the U.S. government           526,255           24,721            2,338               -           548,638
    Foreign government securities                 33,795            5,171                -               -            38,966
    Corporate securities                       6,849,148          454,572           25,776          (2,407)        7,280,351
    Asset-backed securities                      360,701           21,891            1,026            (518)          382,084
    CMBS                                       1,042,703           43,396            2,642          (5,476)        1,088,933
    RMBS                                       2,222,247          137,494              947           1,366         2,357,428
                                             ------------    -------------    -------------    ------------    -------------
        Total fixed maturity securities,
           available-for-sale                 11,239,878          713,001           33,262          (7,035)       11,926,652
    Equity securities - unaffiliated             364,775           74,833            4,656               -           434,952
                                             ------------    -------------    -------------    ------------    -------------
             Total                           $11,604,653     $    787,834     $     37,918     $    (7,035)     $ 12,361,604
                                             ============    =============    =============    ============    =============


   (1) Amounts include net unrealized (gains) losses on OTTI fixed maturity securities subsequent to the impairment measurement date.

  The amortized cost, gross unrealized gains and losses, OTTI recognized in accumulated other comprehensive loss (AOCL) and fair value of fixed maturity and equity securities by type of investment were as follows (Continued):

                                                                 GROSS            GROSS
                                              AMORTIZED       UNREALIZED        UNREALIZED       OTTI IN
    DECEMBER 31, 2013                            COST            GAINS            LOSSES         AOCL (1)       FAIR VALUE
    -------------------------------------    ------------    -------------    -------------    ------------    -------------
    U.S. government securities               $   337,016     $    21,670      $      6,271     $         -     $     352,415
    Agencies not backed by the full faith
     and credit of the U.S. government           382,903            4,345           26,384               -           360,864
    Foreign government securities                 44,558            3,864                -               -            48,422
    Corporate securities                       6,559,136          393,095           92,906          (3,937)        6,863,262
    Asset-backed securities                      432,732           20,601            4,530          (1,303)          450,106
    CMBS                                       1,137,902           34,851           30,580          (8,474)        1,150,647
    RMBS                                       1,907,164           63,297           21,813           3,724         1,944,924
                                             ------------    -------------    -------------    ------------    -------------
        Total fixed maturity securities,
           available-for-sale                 10,801,411          541,723          182,484          (9,990)       11,170,640
    Equity securities - unaffiliated             336,108           73,038            5,737               -           403,409
                                             ------------    -------------    -------------    ------------    -------------
             Total                           $11,137,519     $    614,761      $    188,221    $    (9,990)    $  11,574,049
                                             ============    =============    =============    ============    =============

   (1) Amounts include net unrealized (gains) losses on OTTI fixed maturity securities subsequent to the impairment measurement date.

  The amortized cost, gross unrealized gains and losses, OTTI recognized in AOCL and fair value of fixed maturity and equity securities on loan by type of investment were as follows:

                                                                GROSS            GROSS
                                              AMORTIZED       UNREALIZED       UNREALIZED        OTTI IN
    DECEMBER 31, 2014                            COST            GAINS           LOSSES            AOCL         FAIR VALUE
    -------------------------------------    ------------    -------------    -------------    ------------    -------------
    U.S. government securities               $     1,653     $         -      $          5     $         -     $      1,648
    Corporate securities                          43,792            1,606            1,992               -           43,406
                                             ------------    -------------    -------------    ------------    -------------
        Total fixed maturity securities           45,445            1,606            1,997               -           45,054
    Equity securities - unaffiliated               2,190              467               82               -            2,575
                                             ------------    -------------    -------------    ------------    -------------
             Total                           $    47,635     $     2,073      $      2,079     $         -     $     47,629
                                             ============    =============    =============    ============    =============

                                                                 GROSS           GROSS
                                              AMORTIZED       UNREALIZED       UNREALIZED        OTTI IN
    DECEMBER 31, 2013                            COST            GAINS           LOSSES            AOCL         FAIR VALUE
    -------------------------------------    ------------    -------------    -------------    ------------    -------------
    U.S. government securities               $    13,829     $         -      $        202     $         -     $     13,627
    Corporate securities                          23,806            1,090              870               -           24,026
    Asset-backed securities                        3,024               -                15               -            3,009
                                             ------------    -------------    -------------    ------------    -------------
        Total fixed maturity securities           40,659            1,090            1,087               -           40,662
    Equity securities - unaffiliated               1,403              253                -               -            1,656
                                             ------------    -------------    -------------    ------------    -------------
             Total                           $    42,062     $     1,343      $      1,087     $         -     $     42,318
                                             ============    =============    =============    ============    =============

  The amortized cost and fair value of fixed maturity securities at December 31, 2014, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                  AVAILABLE-FOR-SALE
                                                           AVAILABLE-FOR-SALE                     SECURITIES ON LOAN
                                                    ----------------------------------    -----------------------------------
                                                       AMORTIZED             FAIR            AMORTIZED              FAIR
                                                          COST              VALUE               COST               VALUE
                                                    ---------------    ---------------    ---------------     ---------------
    Due in one year or less                         $      362,519     $      370,091     $            -      $            -
    Due after one year through five years                2,004,726          2,181,112                  -                   -
    Due after five years through ten years               3,368,010          3,556,836             45,445              45,054
    Due after ten years                                  1,878,972          1,990,168                  -                   -
                                                    ---------------    ---------------    ---------------     ---------------
                                                         7,614,227          8,098,207             45,445              45,054
    Asset-backed and mortgage-backed
       securities                                        3,625,651          3,828,445                  -                   -
                                                    ---------------    ---------------    ---------------     ---------------
         Total                                      $   11,239,878     $   11,926,652     $       45,445      $       45,054
                                                    ===============    ===============    ===============     ===============

  The Company had certain investments with a reported fair value lower than the cost of the investments as follows:

                                                                                 DECEMBER 31, 2014
                                                    -------------------------------------------------------------------------
                                                                                LESS THAN 12 MONTHS
                                                    -------------------------------------------------------------------------
                                                                                            UNREALIZED
                                                                          AMORTIZED         LOSSES AND
                                                       FAIR VALUE           COST           OTTI IN AOCL       SECURITY COUNT
                                                    ---------------    ---------------    ---------------     ---------------

    U.S. government securities                      $       17,036     $       17,131     $           95                   7
    Agencies not backed by the full faith and
       credit of the U.S. government                        14,406             14,488                 82                   4
    Corporate securities                                   539,310            556,186             16,876                 182
    Asset-backed securities                                 21,379             21,600                221                   6
    CMBS                                                    18,297             18,417                120                   4
    RMBS                                                     1,924              1,929                  5                   3
    Equity securities - unaffiliated                        56,943             60,325              3,382                  66

                                                                               DECEMBER 31, 2014
                                                    -------------------------------------------------------------------------
                                                                              12 MONTHS OR GREATER
                                                    -------------------------------------------------------------------------
                                                                                            UNREALIZED
                                                                                            LOSSES AND
                                                       FAIR VALUE       AMORTIZED COST     OTTI IN AOCL       SECURITY COUNT
                                                    ---------------    ---------------    ---------------     ---------------
    U.S. government securities                      $       14,295     $       14,733     $          438                  13
    Agencies not backed by the full faith and
       credit of the U.S. government                        66,767             69,023              2,256                  10
    Corporate securities                                   248,496            257,396              8,900                  66
    Asset-backed securities                                 28,575             29,380                805                   5
    CMBS                                                   162,425            164,984              2,559                  18
    RMBS                                                    67,919             72,168              4,249                  39
    Equity securities - unaffiliated                        10,301             11,575              1,274                   9

  The Company had certain investments with a reported fair value lower than the cost of the investments as follows (Continued):

                                                                               DECEMBER 31, 2013
                                                    -------------------------------------------------------------------------
                                                                              LESS THAN 12 MONTHS
                                                    -------------------------------------------------------------------------
                                                                                            UNREALIZED
                                                                                            LOSSES AND
                                                       FAIR VALUE       AMORTIZED COST     OTTI IN AOCL       SECURITY COUNT
                                                    ---------------    ---------------    ---------------     ---------------
    U.S. government securities                      $      215,353     $      221,319     $        5,966                  38
    Agencies not backed by the full faith and
       credit of the U.S. government                       220,771            242,801             22,030                  45
    Corporate securities                                 1,320,608          1,397,899             77,291                 308
    Asset-backed securities                                100,801            105,021              4,220                  28
    CMBS                                                   441,094            467,416             26,322                  47
    RMBS                                                   760,756            782,389             21,633                 127
    Equity securities - unaffiliated                        65,183             70,860              5,677                  66


                                                                               DECEMBER 31, 2013
                                                    -------------------------------------------------------------------------
                                                                              12 MONTHS OR GREATER
                                                    -------------------------------------------------------------------------
                                                                                            UNREALIZED
                                                                                            LOSSES AND
                                                       FAIR VALUE       AMORTIZED COST     OTTI IN AOCL        SECURITY COUNT
                                                    ---------------    ---------------    ---------------     ---------------
    U.S. government securities                      $        2,931     $        3,236     $          305                   1
    Agencies not backed by the full faith and
       credit of the U.S. government                        13,006             17,360              4,354                   2
    Corporate securities                                    98,469            114,084             15,615                  22
    Asset-backed securities                                  2,794              3,107                310                   1
    CMBS                                                    38,646             43,302              4,656                  11
    RMBS                                                    43,150             50,587              7,437                  27
    Equity securities - unaffiliated                         2,097              2,157                 60                   4

  The Company had certain investments on loan with a reported fair value lower than the cost of the investments as follows:

                                                                               DECEMBER 31, 2014
                                                    -------------------------------------------------------------------------
                                                                              LESS THAN 12 MONTHS
                                                    -------------------------------------------------------------------------
                                                                                            UNREALIZED
                                                                                            LOSSES AND
                                                       FAIR VALUE       AMORTIZED COST     OTTI IN AOCL       SECURITY COUNT
                                                    ---------------    ---------------    ---------------     ---------------

    U.S. government securities                      $        1,648     $        1,653     $            5                   1
    Corporate securities                                     6,213              6,552                339                   2
    Equity securities - unaffiliated                           912                994                 82                   1


                                                                               DECEMBER 31, 2014
                                                    -------------------------------------------------------------------------
                                                                              12 MONTHS OR GREATER
                                                    -------------------------------------------------------------------------
                                                                                            UNREALIZED
                                                                                            LOSSES AND
                                                       FAIR VALUE       AMORTIZED COST     OTTI IN AOCL        SECURITY COUNT
                                                    ---------------    ---------------    ---------------     ---------------
    U.S. government securities                      $            -     $            -     $            -                   -
    Corporate securities                                    13,531             15,184              1,653                   1
    Equity securities - unaffiliated                             -                  -                  -                   -

                                                                               DECEMBER 31, 2013
                                                    -------------------------------------------------------------------------
                                                                              LESS THAN 12 MONTHS
                                                    -------------------------------------------------------------------------
                                                                                            UNREALIZED
                                                                                            LOSSES AND
                                                       FAIR VALUE      AMORTIZED COST      OTTI IN AOCL       SECURITY COUNT
                                                    ---------------    ---------------    ---------------     ---------------
    U.S. government securities                      $       13,627     $       13,829     $          202                   3
    Corporate securities                                    10,684             11,554                870                   2
    Asset-backed securities                                  3,009              3,024                 15                   1


                                                                               DECEMBER 31, 2013
                                                    -------------------------------------------------------------------------
                                                                              12 MONTHS OR GREATER
                                                    -------------------------------------------------------------------------
                                                                                            UNREALIZED
                                                                                            LOSSES AND
                                                       FAIR VALUE       AMORTIZED COST     OTTI IN AOCL       SECURITY COUNT
                                                    ---------------    ---------------    ---------------     ---------------
    U.S. government securities                      $            -     $            -     $            -                   -
    Corporate securities                                         -                  -                  -                   -
    Asset-backed securities                                      -                  -                  -                   -


  For fixed maturity securities in an unrealized loss position, the Company expects to collect all principal and interest payments. In determining whether an impairment is other than temporary, the Company evaluates its intent and need to sell a security prior to its anticipated recovery in fair value. The Company performs ongoing analysis of liquidity needs, which includes cash flow testing. Cash flow testing includes duration matching of the investment portfolio and policyholder liabilities. As of December 31, 2014, the Company does not intend to sell and does not believe that it will be required to sell investments with an unrealized loss prior to recovery.

  The following paragraphs summarize the Company's evaluation of investment categories with unrealized losses as of December 31, 2014.

  U.S. government securities are temporarily impaired due to current interest rates and not credit-related reasons. The Company expects to collect all principal and interest on these securities.

  Agencies not backed by the full faith and credit of the U.S. government securities are temporarily impaired due to interest rates and not credit-related reasons. Although not backed by the full faith and credit of the U.S. government, these securities generally trade as if they are.

  Corporate security valuations are impacted by both interest rates and credit industry specific issues. The Company recognizes an OTTI due to credit issues if the Company feels the security will not recover in a reasonable period of time. Unrealized losses are primarily due to the interest rate environment and credit spreads.

  Asset-backed securities, CMBS and RMBS are impacted by both interest rates and the value of the underlying collateral. The Company utilizes discounted cash flow models using outside assumptions to determine if an OTTI is warranted.

  The Company's CMBS portfolio had initial ratings of AA or higher and are diversified by property type and geographic location. The Company's CMBS portfolio is primarily super senior and senior securities as opposed to mezzanine or below. Weaknesses in commercial real estate fundamentals have impacted most of the asset class and the Company has recognized OTTI when warranted. At December 31, 2014, the Company had CMBS securities that had been in an unrealized loss position for twelve months or longer and 100% of these securities were investment grade.

  The Company's RMBS portfolio primarily consists of residential mortgages to prime borrowers. The depressed U.S. housing market continues to impact the valuations across the entire asset class. As of December 31, 2014, 97.0% of the RMBS portfolio was invested in agency pass-through securities. At December 31, 2014, the Company had RMBS securities that were in an unrealized loss position for twelve months or longer and 53.8% of these securities were investment grade (BBB or better). Credit support for the RMBS holdings remains high.

  Equity securities with unrealized losses at December 31, 2014 primarily represent highly diversified publicly traded equity securities that have positive outlooks for near-term future recovery.

  At December 31, 2014 and 2013, fixed maturity securities and cash equivalents with a carrying value of $28,442 and $27,734, respectively, were on deposit with various regulatory authorities as required by law.

    MORTGAGE LOANS

  The Company underwrites commercial mortgages on general purpose income producing properties and the Company has defined its portfolio segment as the commercial mortgage loan portfolio in total with the class segments defined as office buildings, retail facilities, apartment, industrial and other properties. Geographic and property type diversification is also considered in analyzing investment opportunities, as well as property valuation and cash flow. The mortgage loan portfolio totaled $1,935,983 and $1,760,316 at December 31, 2014 and 2013, respectively.

  All of the Company's commercial mortgage loan investments are owned by Minnesota Life Insurance Company and are managed and serviced directly by an affiliate, Advantus Capital Management, Inc. (Advantus). The Company currently does not hold any condominium commercial mortgage loan, construction, mezzanine or land loan investments.

  During 2014, the Company began a program to sell a percentage of ownership of certain newly originated mortgage loans to third parties in order to diversify and mitigate risk. These transactions are accounted for as sales and the portion of each asset sold is legally isolated from the Company with no exposure of loss. Advantus services the assets for the third party. Certain portions of mortgage loans totaling $18,500 were sold during 2014.

  The following table shows the composition of the Company's commercial mortgage loan portfolio, net of valuation allowances, by class as of December 31:

                                         2014               2013
                                    ---------------    ---------------
    Industrial                      $      769,224     $      702,020
    Office buildings                       368,498            384,787
    Retail facilities                      396,530            368,865
    Apartment                              251,567            196,878
    Other                                  150,164            107,766
                                    ---------------    ---------------
         Total                      $    1,935,983     $    1,760,316
                                    ===============    ===============

  If information is obtained on commercial mortgage loans that indicate a potential problem (likelihood of the borrower not being able to comply with the present loan repayment terms), the loan is placed on an internal surveillance list, which is routinely monitored by the Company. Among the criteria that would indicate a potential problem are: borrower bankruptcies, major tenant bankruptcies, loan relief/restructuring requests, delinquent tax payments, late payments, and vacancy rates.

  A valuation allowance is established when it is probable that the Company will not be able to collect all amounts due under the contractual terms of the loan. The valuation allowance includes a specific allowance for loans that are determined to be nonperforming and a general allowance for loans that are on the surveillance list where a probable loss exists but cannot be specifically identified to a specific loan.

  The following table provides a summary of the valuation allowance for the mortgage loan portfolio for the years ended December 31:

                                                                          2014                2013               2012
                                                                    ---------------     ---------------    ---------------

    Balance at beginning of year                                    $        4,677      $        3,800     $        4,130
          Addition to (release of) allowance                                (2,407)                877               (330)
          Write-downs, net of recoveries                                        -                   -                  -
                                                                    ---------------     ---------------    ---------------
    Balance at end of year                                          $        2,270      $        4,677     $        3,800
                                                                    ===============     ===============    ===============

    End of year valuation allowance basis:
          Specific allowance                                        $        1,221      $        3,094     $        1,221
          General allowance                                                  1,049               1,583              2,579
                                                                    ---------------     ---------------    ---------------
    Total valuation allowance                                       $        2,270      $        4,677     $        3,800
                                                                    ===============     ===============    ===============

  As of December 31, 2014, the Company had two loans with a total carrying value of $10,431, net of a $1,221 specific valuation allowance. As of December 31, 2014, The Company had four loans with a total carrying value of $8,684, net of a $1,049 general valuation allowance. The two loans having a specific valuation allowance were held in the office and retail facilities classes. For those two loans, the interest income recognized for the year ended December 31, 2014 was $749. The two loans that had a specific valuation allowance were modified in a troubled debt restructuring. A troubled debt restructuring is where the Company grants concessions related to the borrower's financial difficulties. The types of concessions may include: a permanent or temporary modification of the interest rate, extension of the maturity date at a lower interest rate and/or a reduction of accrued interest. There were no troubled debt restructurings that subsequently defaulted during 2014. The Company did not have any outstanding commitments to lend additional funds to borrowers with restructured loans as of December 31, 2014.

  As of December 31, 2013, the Company had three loans with a total carrying value of $17,974, net of a $3,094 specific valuation allowance. As of December 31, 2013, The Company had seven loans with a total carrying value of $18,574, net of a $1,583 general valuation allowance. The three loans having a specific valuation allowance were held in the office and retail facilities classes. For those three loans, the interest income recognized for the year ended December 31, 2013 was $1,188. In addition, two of the loans that had a specific valuation allowance were modified in a troubled debt restructuring and one was in the process of foreclosure. There were no troubled debt restructurings that subsequently defaulted during 2013.

  As of December 31, 2014, the Company had no delinquent mortgage loans.

  The Company assesses the credit quality of its mortgage loan portfolio by reviewing the performance of its portfolio which includes evaluating its performing and nonperforming mortgage loans. Nonperforming mortgage loans include loans that are not performing to the contractual terms of the loan agreement. Nonperforming mortgage loans do not include restructured loans that are current with payments and thus are considered performing.

  The following table provides a summary of performing and nonperforming mortgage loans as of December 31:


                                                2014               2013
                                          ---------------    ---------------
    Performing mortgage loans             $    1,935,983     $    1,753,116
    Nonperforming mortgage loans                       -              7,200
                                          ---------------    ---------------
         Total                            $    1,935,983     $    1,760,316
                                          ===============    ===============

  The one loan classified as a nonperforming mortgage loan at December 31, 2013 was held in the office buildings class.

  Periodically the Company may acquire real estate in satisfaction of debt. The acquired real estate is recognized at the lower of the loan's amortized cost balance or the acquired property's fair value less expected selling costs.

  The following table provides a summary of real estate acquired in satisfaction of mortgage loan debt for the years ended December 31:

                                                                           2014            2013           2012
                                                                     --------------- --------------- --------------
    Number of properties acquired                                                 1              -              2
    Carrying value of mortgage loans prior to real estate
       acquisition                                                   $        7,500    $         -     $    8,420
    Loss recognized upon acquisition in satisfaction of debt                      -              -              -


    ALTERNATIVE INVESTMENTS

  Alternative investments primarily consist of venture capital funds, middle market leveraged buyout funds, distressed debt funds, mezzanine debt funds, hedge funds and other miscellaneous equity investments. Alternative investments are diversified by type, general partner, vintage year, and geographic location - both domestic and international.

  The Company's composition of alternative investments by type were as follows:

                                                            December 31, 2014                     December 31, 2013
                                                    ----------------------------------    ----------------------------------
                                                       Carrying           Percent            Carrying            Percent
                                                        value             of total            value              of total
                                                    ---------------    ---------------    ---------------     ---------------
    Alternative investments
        Private equity funds                        $      332,163              61.9%     $      289,908               58.5%
        Mezzanine debt funds                               203,413              37.9%            203,391               41.1%
        Hedge funds                                          1,345               0.2%              1,920                0.4%
                                                    ---------------    ---------------    ---------------     ---------------
             Total alternative investments          $      536,921             100.0%     $      495,219              100.0%
                                                    ===============    ===============    ===============     ===============

    NET INVESTMENT INCOME

  Net investment income for the years ended December 31 was as follows:


                                         2014               2013               2012
                                   ---------------    ---------------    ---------------

    Fixed maturity securities      $      527,106     $      514,933     $      514,936
    Equity securities                      14,411             12,418              9,493
    Mortgage loans                        100,289             93,430             88,753
    Policy loans                           24,614             24,121             24,513
    Cash equivalents                           27                 38                 11
    Alternative investments                20,648             16,036             11,548
    Derivative instruments                    (60)              (217)                23
    Other invested assets                   1,843              1,656              2,552
                                   ---------------    ---------------    ---------------
       Gross investment income            688,878            662,415            651,829
    Investment expenses                   (24,579)           (22,582)           (21,541)
                                   ---------------    ---------------    ---------------
       Total                       $      664,299     $      639,833     $      630,288
                                   ===============    ===============    ===============

    NET REALIZED INVESTMENT GAINS (LOSSES)

  Net realized investment gains (losses) for the years ended December 31 were as follows:

                                                  2014               2013               2012
                                            ---------------    ---------------    ---------------
    Fixed maturity securities               $       22,943     $       (1,302)    $       37,116
    Equity securities                               38,770             19,860             10,741
    Mortgage loans                                  (2,753)              (762)               215
    Alternative investments                         43,718             16,843             26,249
    Derivative instruments                          14,086            (71,487)             9,015
    Other invested assets                              (95)              (407)              (723)
    Securities held as collateral                   17,086                601                120
                                            ---------------    ---------------    ---------------
         Total                              $      133,755     $     (36,654)     $       82,733
                                            ===============    ===============    ===============

  Gross realized gains (losses) on the sales of fixed maturity securities, equity securities and alternative investments for the years ended December 31 were as follows:

                                                                         2014               2013               2012
                                                                    ---------------    ---------------    ---------------
    Fixed maturity securities, available-for-sale:
          Gross realized gains                                      $       39,432     $       32,258     $       44,459
          Gross realized losses                                            (13,637)           (33,065)            (7,056)
    Equity securities:
          Gross realized gains                                              44,030             22,890             14,682
          Gross realized losses                                             (5,254)            (2,893)            (3,228)
    Alternative investments:
          Gross realized gains                                              39,882             24,320             34,479
          Gross realized losses                                               (960)              (457)               (87)

  Other-than-temporary impairments by asset type recognized in net realized investment gains (losses) for the years ended December 31 were as follows:

                                                                          2014              2013               2012
                                                                     ---------------    --------------     --------------
    Fixed maturity securities
        Corporate securities                                         $        2,852     $         495      $           -
        RMBS                                                                      -                 -                287
    Mortgage loans                                                            6,183                 -                115
    Equity securities                                                             6               137                713
    Alternative investments                                                       -             7,020              8,143
    Other invested assets                                                         -               500                650
                                                                     ---------------    --------------     --------------
         Total other-than-temporary impairments                      $        9,041     $       8,152      $       9,908
                                                                     ===============    ==============     ==============

  The cumulative credit loss component of other-than-temporary impairments on fixed maturity securities still held by the Company at December 31, for which a portion of the other-than-temporary impairment loss was recognized in other comprehensive income (loss), was as follows:

                                                                         2014               2013               2012
                                                                    ---------------    ---------------    ---------------
    Balance at beginning of year                                    $       26,964     $       26,670     $       44,908
    Additions:
          Initial impairments - credit loss OTTI recognized on
             securities not previously impaired                              2,852                495                  -
          Additional impairments - credit loss OTTI recognized
             on securities previously impaired                                   -                  -                287
    Reductions:
      Due to sales (or maturities, pay downs, or prepayments)
             during the period of securities previously credit
             loss OTTI impaired                                            (12,380)              (201)           (18,525)
                                                                    ---------------    ---------------    ---------------
    Balance at end of year                                          $       17,436     $       26,964     $       26,670
                                                                    ===============    ===============    ===============


(7) DERIVATIVE INSTRUMENTS

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the OTC market. The Company currently enters into derivative transactions that do not qualify for hedge accounting, or in certain cases, elects not to utilize hedge accounting. The Company does not enter into speculative positions. Although certain transactions do not qualify for hedge accounting or the Company chooses not to utilize hedge accounting, they provide the Company with an assumed economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. The Company uses a variety of derivatives including swaps, swaptions, futures, caps, floors, forwards and option contracts to manage the risk associated with changes in estimated fair values related to the Company's financial assets and liabilities, to generate income and manage other risks due to the variable nature of the Company's cash flows. The Company also issues certain insurance policies that have embedded derivatives.

  Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within derivative instruments or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives and interest rate forwards or through the use of pricing models for OTC derivatives. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk and equity market risk. The Company uses a variety of strategies to attempt to manage these risks. The following table presents the notional amount, estimated fair value, and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives held:

                                                   DECEMBER 31, 2014                          DECEMBER 31, 2013
                                         ---------------------------------------    ---------------------------------------
                                                              FAIR VALUE                                 FAIR VALUE
                                                       -------------------------                  -------------------------
       PRELIMINARY
     UNDERLYING RISK                      NOTIONAL                   LIABILITIES     NOTIONAL                   LIABILITIES
        EXPOSURE        INSTRUMENT TYPE    AMOUNT         ASSETS         (1)          AMOUNT         ASSETS         (1)
    ------------------ ----------------- ----------    -----------   -----------    ----------    -----------   -----------
    Interest rate      Interest rate
                          swaps          $  496,500     $   26,675    $     669     $  456,500     $   10,999     $  41,162
                       Interest rate
                          swaptions         285,000          8,860            -        285,000          5,322             -
                       Interest rate
                          futures           407,000              8            8        406,950              7             7
                       Interest rate
                          caps              100,000            534            -        100,000          2,844             -
                       Interest rate
                          floors                  -              -            -        160,000            789             -
                       TBAs                  27,905         29,115            -         28,640         28,703             -
    Foreign currency   Foreign currency
                          swaps              17,000          5,295            -         17,000          3,136             -
    Equity market      Equity futures       344,351              2            2        220,417              2             2
                       Equity options     4,109,672        187,512       38,895      2,799,602        172,573        60,035
                                         ----------    -----------   -----------    ----------    -----------    ----------
        Total derivatives                $5,787,428     $  258,001    $  39,574     $4,474,109     $  224,375     $ 101,206
                                         ==========    ===========   ===========    ==========    ===========    ==========


   (1) The estimated fair value of all derivatives in a liability position is reported within other liabilities on the consolidated balance sheets.

  The Company has steadily increased the volume of derivatives trading throughout 2014 and 2013. This is evident through the increase in notional amounts in 2014.

  The majority of the freestanding derivatives utilized by the Company, other than TBAs, are for specific economic hedging programs related to various annuity and insurance product liabilities that have market risk. Management considers the sales growth of products and the volatility in the interest and equity markets in assessing the trading activity for these programs.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

  Interest rate swaptions are purchased by the Company to manage the impact of interest rate declines and sharply rising interest rates. An interest rate swaption allows the Company the option, but not the obligation, to enter into a interest rate swap at a future date with the terms established at the time of the purchase. There are two types of interest rate swaptions, payer swaptions and receiver swaptions. A payer swaption allows the holder to enter into a swap to pay the fixed rate and receive the floating rate. A receiver swaption allows the holder to enter into a swap to receive the fixed rate and pay the floating rate. The Company is trading in both types of swaptions. Swaptions require the payment of a premium when purchased. Swaptions are based on a specific underlying swap and have an exercise rate and an expiration date. A payer swaption would be exercised if the market swap rate is greater than the exercise rate at the expiration date and the value would be the present value of the difference between the market swap rate and exercise rate valued as an annuity over the remaining life of the underlying swap multiplied by the notional principal. A receiver swaption would be exercised if the market swap rate is less than the exercise rate at the expiration date and the value would be the present value of the difference between the exercise rate and market swap rate valued as an annuity over the remaining life of the underlying swap multiplied by the notional principal. In either case if market swap rates were unfavorable the swaption would be allowed to expire.

  Interest rate futures are used by the Company to manage duration in certain portfolios within the general account of the Company. In exchange traded interest rate futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate futures are used primarily to economically hedge mismatches between the duration of the assets in a portfolio and the duration of liabilities supported by those assets, to economically hedge against changes in value of securities the Company owns or anticipates acquiring, and to economically hedge against changes in interest rates on anticipated liability issuances. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or economically hedge existing interest rate risk.

  Interest rate caps are purchased by the Company to manage the impact of sharply rising interest rates on overall investment performance. An interest rate cap is a series of call options on a specified interest rate. The Company enters into contracts to purchase interest rate caps and receives cash payments from the cap writer when the market rate is above the specified rate on the maturity date. The difference between the market rate and specified rate is then multiplied by the notional principal amount to determine the payment. If the market rate is less than the specified rate on the maturity date, the Company does not receive a payment.

  Interest rate floors are purchased by the Company to manage the impact of interest rate declines on overall investment performance. An interest rate floor is a series of put options on a specified interest rate. The Company enters into contracts to purchase interest rate floors and receives cash payments from the floor writer when the market rate is below the specified rate on the maturity date. The difference between the market rate and specified rate is then multiplied by the notional principal amount to determine the payment. If the market rate exceeds the specified rate on the maturity date, the Company does not receive a payment.

  Foreign currency swaps are used by the Company to offset foreign currency exposure on interest and principal payments of fixed maturity securities denominated in a foreign currency. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

  Foreign currency forwards are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency in the specified future date.

  Equity futures include exchange-traded equity futures as well as VIX futures. VIX futures are used by the Company to reduce the variance of its portfolio of equity assets. The VIX is the index of the implied volatility of the S&P 500 Index options and represents the expected stock market volatility over the next 30 day period. In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products and certain equity indexed life products offered by the Company.

  Equity options are used by the Company primarily to economically hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To economically hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to economically hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

  The Company holds TBA forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date.

  The following tables present the amount and location of gains (losses) recognized in income from derivatives:

                                                                           DECEMBER 31, 2014
                                              ----------------------------------------------------------------------------
                                                  NET REALIZED
                                                INVESTMENT GAINS
                                                    (LOSSES)              NET INVESTMENT INCOME     POLICYHOLDER BENEFITS
                                              ----------------------     ----------------------    -----------------------
    Interest rate swaps                       $             68,325       $               (86)      $                  -
    Interest rate swaptions                                  3,538                         -                          -
    Interest rate futures                                   14,945                         -                        (34)
    Interest rate caps                                      (1,897)                     (414)                         -
    Interest rate floors                                        85                       (81)                         -
    TBAs                                                       601                         -                          -
    Foreign currency swaps                                   2,170                       525                          -
    Foreign currency forwards                                  (96)                       (4)                         -
    Equity futures                                         (18,223)                        -                     14,252
    Equity options                                         (12,599)                        -                     74,840
                                              ----------------------     ----------------------    -----------------------
    Total gains (losses) recognized in
         income from derivatives              $             56,849       $               (60)      $             89,058
                                              ======================     ======================    =======================

                                                                           DECEMBER 31, 2013
                                              ----------------------------------------------------------------------------
                                                  NET REALIZED
                                                INVESTMENT GAINS
                                                    (LOSSES)              NET INVESTMENT INCOME     POLICYHOLDER BENEFITS
                                              ----------------------     ----------------------    -----------------------
    Interest rate swaps                       $           (50,040)       $               (87)      $                  -
    Interest rate swaptions                                (3,054)                         -                          -
    Interest rate futures                                 (18,085)                         -                        (29)
    Interest rate caps                                      1,807                          -                          -
    Interest rate floors                                     (270)                      (601)                         -
    TBAs                                                      (68)                         -                          -
    Foreign currency swaps                                  2,562                        489                          -
    Foreign currency forwards                                (205)                       (18)                         -
    Equity futures                                        (25,137)                         -                     15,915
    Equity options                                        (40,134)                         -                     87,204
                                              ----------------------     ----------------------    -----------------------
    Total gains (losses) recognized in
         income from derivatives              $          (132,624)       $              (217)      $            103,090
                                              ======================     ======================    =======================


  The following tables present the amount and location of gains (losses) recognized in income from derivatives (Continued):


                                                                           DECEMBER 31, 2012
                                              ----------------------------------------------------------------------------
                                                  NET REALIZED
                                                INVESTMENT GAINS
                                                    (LOSSES)              NET INVESTMENT INCOME     POLICYHOLDER BENEFITS
                                              ----------------------     ----------------------    -----------------------
    Interest rate swaps                       $              8,576       $               (88)      $                  -
    Interest rate swaptions                                   (236)                        -                          -
    Interest rate futures                                    4,701                         -                        (56)
    Interest rate caps                                        (777)                        -                          -
    Interest rate floors                                     2,267                      (326)                         -
    TBAs                                                       686                         -                          -
    Foreign currency swaps                                   3,315                       435                          -
    Foreign currency forwards                                  (19)                        2                          -
    Equity futures                                         (19,305)                        -                     11,680
    Equity options                                         (11,092)                        -                     18,332
                                              ----------------------     ----------------------    -----------------------
    Total gains (losses) recognized in
         income from derivatives              $            (11,884)       $               23       $             29,956
                                              ======================     ======================    =======================

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

  The Company manages its credit risk related to OTC derivatives by entering into transactions with highly rated counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are purchased through regulated exchanges, and positions are settled on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

  The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting arrangements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. The Company received collateral from OTC counterparties in the amount of $203,232 and $101,223 at December 31, 2014 and 2013, respectively, and the Company delivered collateral in the amount of $21,561 and $25,290 at December 31, 2014 and 2013, respectively. The Company maintained ownership of any collateral delivered.

    EMBEDDED DERIVATIVES

  The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These embedded derivatives take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products.

  The following table presents the fair value of the Company's embedded derivatives at December 31:

                                                                 2014               2013
                                                            ---------------    ---------------
    Embedded derivatives within annuity products:
      Minimum guaranteed withdrawal benefits                $     (36,107)     $        6,551
      Guaranteed payout floors                                     (5,802)            (5,698)
      Other                                                        (5,384)            (4,472)

    Embedded derivatives within life insurance products:
      Equity-linked index credits                           $    (144,210)     $    (120,615)

  The following table presents the changes in fair value related to embedded derivatives for the years ended December 31:

                                                                          2014               2013               2012
                                                                    ---------------    ---------------    ---------------
    Embedded derivatives within annuity products:
      Net realized investment gains (losses)                        $     (42,763)     $      61,137      $       20,899
      Policyholder benefits                                                  (912)              (365)                436

    Embedded derivatives within life insurance products:
      Policyholder benefits                                         $     (23,595)     $     (65,780)     $      (23,909)


  At December 31, 2014 and 2013, fixed maturity and equity securities with a carrying value of $21,561 and $25,290, respectively, were pledged as collateral to a regulatory authority as part of the Company's derivative program.

(8) VARIABLE INTEREST ENTITIES

  The Company is involved with various special purpose entities and other entities that are deemed to be variable interest entities (VIE). A VIE is an entity that either has investors that lack certain characteristics of a controlling financial interest or lacks sufficient equity to finance its own activities without financial support provided by other entities.

  The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and is therefore the primary beneficiary. The Company is deemed to have controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE.

    CONSOLIDATED VIES

  As of December 31, 2014 and 2013, the Company was the primary beneficiary for relationships with certain entities and development stage companies related to the Company's business that were considered VIEs and consolidated.

  The following table summarizes the impact of consolidation to the consolidated balance sheets as of December 31:


                                              2014               2013
                                         ---------------    ---------------
    Other invested assets                $        (302)     $        (300)
    Cash and cash equivalents                       349                394
    Other assets                                     64                 65
    Income tax recoverable - current                 69                  -
    Income tax liability - current                    -                  3
    Accrued commissions and expenses                108                 69
    Other liabilities                                 -                 87
    Noncontrolling interests                         76                  -

  The following table summarizes the impact of consolidation to the consolidated statements of operations and comprehensive income (loss) for the year ended December 31:

                                           2014               2013
                                      ---------------    ---------------
    Commission income                 $          784     $          114
    General operating expenses                   749                110
    Commission expense                            83                  -
    Current income tax expense                  (44)                  4


    NON-CONSOLIDATED VIES

  The Company, through normal investment activities, makes passive investments in structured securities issued by VIEs. These structured securities typically invest in fixed income investments and include asset-backed securities, CMBS and RMBS. The Company has not provided financial or other support with respect to these investments other than its original investment. The Company has determined it is not the primary beneficiary of these investments due to the relative size of the Company's investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination, which reduces the Company's obligation to absorb losses or right to receive benefits, and the Company's inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company's maximum exposure to loss on these structured investments is limited to the amount of the investment. See Note 6 for details regarding the carrying amount and classification of these assets.

  In addition, the Company invests in alternative investments that may or may not be VIEs. The Company has determined that it is not required to consolidate these entities because it does not have the ability to direct the activities of the entities and it does not have the obligation to absorb losses or the right to receive benefits from the entities that could be potentially significant. The maximum exposure to loss associated with the entities is equal to the carrying amounts of the investment in the VIE plus any unfunded commitments. The carrying amount was $536,921 and $495,219 and the maximum exposure was $833,195 and $801,943 at December 31, 2014 and 2013,
  respectively.

(9) NET FINANCE RECEIVABLES

  The Company has defined a portfolio segment as the portfolio in total with the class segments as direct installment loans and retail installment notes.

  Finance receivables as of December 31 were as follows:


                                                 2014               2013
                                            ---------------    ---------------
    Direct installment loans                $      345,378     $      323,700
    Retail installment notes                        57,296             49,512
                                            ---------------    ---------------
            Gross finance receivables              402,674            373,212
    Accrued interest and charges                     6,731              6,264
    Unearned finance charges                      (114,273)          (103,176)
    Allowance for losses                           (15,789)           (14,781)
                                            ---------------    ---------------
            Finance receivables, net        $      279,343     $      261,519
                                            ===============    ===============

  Direct installment loans at December 31, 2014 and 2013 consisted of $234,078 and $222,715, respectively, of discount basis loans, net of unearned finance charges and unearned charges, and $12,321 and $10,108, respectively, of interest-bearing loans and generally have a maximum term of 84 months. The retail installment notes are principally discount basis loans with borrowers purchasing household appliances, furniture, and sundry services, and generally have a maximum term of 48 months.

  Total finance receivables, net of unearned finance charges, by date of final maturity at December 31, 2014 were as follows:

    2015                                                                 $        1,798
    2016                                                                         24,427
    2017                                                                        109,004
    2018                                                                        141,534
    2019                                                                         18,153
    2020 and thereafter                                                             216
                                                                         ---------------
         Total finance receivables, net of unearned finance charges             295,132
    Allowance for losses                                                        (15,789)
                                                                         ---------------
            Finance receivables, net                                     $      279,343
                                                                         ===============

  During the years ended December 31, 2014, 2013 and 2012, principal cash collections of direct installment loans were $120,702, $110,650 and $100,486, respectively, and the percentages of these cash collections to average net balances were 53%, 52% and 51%, respectively. Retail installment notes principal cash collections were $52,958, $44,410 and $40,276, respectively, and the percentages of these cash collections to average net balances were 141%, 140% and 146% for the years ended December 31, 2014, 2013 and 2012, respectively.

  Direct installment loans and retail installment notes are reported on a contractual past-due aging. Past-due accounts (gross finance receivables) as of December 31, 2014 were as follows:

    Direct installment loans:
         30-60 days past due                             $       12,084
         61-90 days past due                                      7,214
         91 days or more past due                                18,930
                                                         ---------------
            Total direct installment loans                       38,228
    Retail installment notes:
         30-60 days past due                                        885
         61-90 days past due                                        444
         91 days or more past due                                 1,281
                                                         ---------------
            Total  retail installment notes                       2,610
                                                         ---------------
               Total gross finance receivables past due  $       40,838
                                                         ===============

    Percentage of gross finance receivables                       10.1%

  The ratio of the allowance for losses to total finance receivables, net of unearned finance charges was 5.3% at both December 31, 2014 and 2013.

  Changes in the allowance for losses for the years ended December 31 were as follows:

                                              2014               2013               2012
                                         ---------------    ---------------    ---------------
    Balance at beginning of year         $       14,781     $       13,396     $       12,406
    Provision for credit losses                  14,052             11,635              9,090
    Charge-offs                                (18,240)           (15,030)           (12,780)
    Recoveries                                    5,196              4,780              4,680
                                         ---------------    ---------------    ---------------
    Balance at end of year               $       15,789     $       14,781     $       13,396
                                         ===============    ===============    ===============

  The following table provides additional information about the allowance for losses as of December 31:

                                                                  2014               2013
                                                             ---------------    ---------------
    Non-impaired gross finance receivables:
       Gross receivables balance                             $      394,745     $      365,342
       General reserves                                              15,478             14,469

    Impaired gross finance receivables (including TDRs):
       Gross receivables balance                             $        7,929     $        7,870
       General reserves                                                 311                312

  All loans, excluding TDRs, deemed to be impaired are placed on non-accrual status. The average balance of impaired loans, excluding TDRs, during the years ended December 31, 2014 and 2013 was $1 and $9, respectively. Impaired loan balances at December 31, 2014 and 2013 are $0 and $4, respectively. There were no commitments to lend additional funds to customers whose loans were classified as impaired at December 31, 2014.

  The net investment in receivables on which the accrual of finance charges and interest was suspended and which are being accounted for on a cash basis at December 31, 2014 and 2013 was $26,230 and $26,201, respectively. There was no investment in receivables past due more than 60 days that were accounted for on an accrual basis at December 31, 2014 and 2013.

  Loans classified as TDRs were $7,929 and $7,865 at December 31, 2014 and 2013, respectively. The number of loans classified as TDR accounts were 3,365 and 3,134 at December 31, 2014 and 2013, respectivley. For the years ended December 31, 2014 and 2013, the Company modified $10,005 and $9,457, respectively, of loans for borrowers experiencing financial difficulties, which are classified as TDRs. For loans modified as TDRs during 2014, $3,959 subsequently experienced a payment default, during 2014. For loans modified as TDRs during 2013, $4,821 subsequently experienced a payment default during 2013. The Company recognized interest income of $1,458 and $1,383 from loans classified as TDRs for the years ended December 31, 2014 and 2013, respectively.

  The Company monitors the credit quality of its financing receivables by borrower type including retail loan borrowers and new, existing, former, and refinance for direct installment loan borrowers. Existing and former borrowers generally have the lowest credit risk profile as the Company already has an established lending and repayment history with these customers. New borrowers include first-time customers where the Company has limited lending and repayment history and would generally have a slightly higher risk profile than existing and former borrowers. Refinance borrowers include customers that have borrowed less than 10% of the current loan balance. The refinance borrower type includes a segment of TDR loans that have had terms of the original loan(s) modified without the receipt of additional consideration. This segment of refinance borrower would have a higher credit risk as the borrower has previously demonstrated a risk of not repaying the loan or may have been through personal bankruptcy. Retail borrowers include customers that are typically first-time customers. The risk profile is lower with this type of first-time customer as a result of the security associated with the account. The Company also monitors credit risk by continually tracking customer payment performance.

  The following summary is an assessment of the gross finance receivables by class, segment, and credit quality indicator reviewed as of December 31, 2014 and 2013. The Company's credit risk profiles are based on customer type, customer creditworthiness, and customer performance.

                                                                                           2014                2013
                                                                                      ---------------     ---------------
    Customer type:
         New borrower                                                                 $       50,347      $       49,833
         Former borrower                                                                      33,573              31,415
         Existing borrower                                                                   242,089             220,555
         Refinance borrower                                                                   19,369              21,897
         Retail borrower                                                                      57,296              49,512
                                                                                      ---------------     ---------------
            Total gross finance receivables                                           $      402,674      $      373,212
                                                                                      ===============     ===============
    Customer creditworthiness:
         Non-bankrupt gross finance receivables:
            Direct installment loans                                                  $      344,192      $      322,333
            Retail installment notes                                                          57,178              49,401
                                                                                      ---------------     ---------------
               Total non-bankrupt gross finance receivables                                  401,370             371,734
         Bankrupt gross finance receivables:
            Direct installment loans                                                           1,186               1,367
            Retail installment notes                                                             118                 111
                                                                                      ---------------     ---------------
               Total bankrupt gross finance receivables                                        1,304               1,478
                                                                                      ---------------     ---------------
                  Total gross finance receivables                                     $      402,674      $      373,212
                                                                                      ===============     ===============
    Customer payment performance:
         Direct installment loans:
            Contractually performing, current to 30 days past due                     $      307,150      $      286,129
            Contractually performing, 31 to 60 days past due                                  12,084              12,107
            Contractually nonperforming, 61 or more days past due                             26,144              25,464
                                                                                      ---------------     ---------------
               Total direct installment loans                                                345,378             323,700
         Retail installment notes:
            Contractually performing, current to 30 days past due                             54,686              46,849
            Contractually performing, 31 to 60 days past due                                     885                 945
            Contractually nonperforming, 61 or more days past due                              1,725               1,718
                                                                                      ---------------     ---------------
               Total retail installment notes                                                 57,296              49,512
                                                                                      ---------------     ---------------
                  Total gross finance receivables                                     $      402,674      $      373,212
                                                                                      ===============     ===============

(10) INCOME TAXES

  Income tax expense varies from the amount computed by applying the federal income tax rate of 35% to income from operations before taxes. The significant components of this difference were as follows:


                                                                        2014                2013                2012
                                                                   ---------------     ----------------     --------------
    Computed income tax expense                                    $     165,865       $        80,528      $     119,810
    Difference between computed and actual tax expense:
         Dividends received deduction                                    (20,615)              (19,977)           (14,551)
         Tax credits                                                      (2,790)               (2,079)            (2,031)
         Change in valuation allowance                                         -                    (8)                 1
         Expense adjustments and other                                        66                  (150)               914
                                                                   ---------------     ----------------     --------------
             Total income tax expense                              $     142,526       $        58,314      $     104,143
                                                                   ===============     ================     ==============

  The tax effects of temporary differences that give rise to the Company's net deferred tax liability at December 31 were as follows:

                                                                       2014               2013
                                                                  ---------------    ---------------
    Deferred tax assets:
         Policyholder liabilities                                 $       88,613      $      65,830
         Pension, postretirement and other benefits                       21,629             15,867
         Tax deferred policy acquisition costs                           204,865            186,551
         Deferred gain on individual disability coinsurance                3,802              4,694
         Net realized capital losses                                      84,756            107,242
         Other                                                            17,822             16,939
                                                                  ---------------    ---------------
            Gross deferred tax assets                                    421,487            397,123

    Deferred tax liabilities:
         Deferred policy acquisition costs                               275,242            281,774
         Premiums                                                         20,464             18,909
         Real estate and property and equipment depreciation               5,474             11,068
         Basis difference on investments                                  83,364             52,313
         Net unrealized capital gains                                    268,124            191,661
         Ceding commissions and goodwill                                  12,590              3,052
         Other                                                            32,015             24,283
                                                                  ---------------    ---------------
            Gross deferred tax liabilities                               697,273            583,060
                                                                  ---------------    ---------------
                Net deferred tax liability                        $      275,786      $     185,937
                                                                  ===============    ===============

  As of December 31, 2014 and 2013, management determined that no valuation allowance was needed related to tax benefits of certain state operating loss carryforwards or for other deferred tax items based on management's assessment that it is more likely than not that these deferred tax assets will be realized.

  The increase (decrease) in deferred tax asset valuation allowance for the years ended December 31, 2014, 2013, and 2012, was $0, $(8) and $1,
  respectively.

  At December 31, 2014, net operating loss carryforwards were $56 with the majority expiring beginning in 2028. The capital loss carryforward at December 31, 2014 was $473 which expires beginning in 2017. At December 31, 2014, alternative minimum tax credit carryforwards were $6 which do not expire.

  Income taxes paid for the years ended December 31, 2014, 2013 and 2012, were $132,411, $110,962 and $113,664, respectively.

  A reconciliation of the beginning and ending balance amount of unrecognized tax benefits is as follows:

                                                                         2014               2013
                                                                   ---------------    ---------------
    Balance at beginning of year                                   $        9,855     $       11,135
    Additions based on tax positions related to current year                1,323                892
    Reductions for tax positions of prior years                            (8,253)            (2,172)
                                                                   ---------------    ---------------
    Balance at end of year                                         $        2,925     $        9,855
                                                                   ===============    ===============

  Included in the balance of unrecognized tax benefits at December 31, 2014 are potential benefits of $2,925 that, if recognized, would affect the effective tax rate on income from operations.

  As of December 31, 2014, accrued interest and penalties of $41 are recorded as current income tax liabilities on the consolidated balance sheets and $1,279 is recognized as a current income tax benefit on the consolidated statements of operations and comprehensive income (loss).

  At December 31, 2014, the Company believes it is reasonably possible that the liability related to any federal or foreign tax loss contingencies may significantly increase within the next 12 months. However, an estimate of the reasonably possible increase cannot be made at this time.

  The consolidated federal income tax return for MMC and subsidiaries for 2012 is currently under examination by the IRS and the IRS has informed MMC that it does not intend to audit its consolidated tax return for the year 2013. For years 2008 and 2009, the IRS completed their audit, resolving the one remaining issue in accordance with the Industry Director Directive put out by the IRS in 2012, and issued their final report on a fully agreed basis. The Company has accrued the resulting refund. The Company may incur additional taxes owed or refunded for these years, however, as a result of open IRS audits of limited partnerships in which the Company had invested. The Company believes that any additional taxes assessed or refunded as a result of these examinations will not have a material impact to its financial position.

(11) EMPLOYEE BENEFIT PLANS

     PENSION AND OTHER POSTRETIREMENT PLANS

  The Company has a non-qualified non-contributory defined benefit retirement plan covering certain agents. Benefits are based upon years of participation and the agent's adjusted annual compensation. Additionally, a subsidiary of the Company has a non-contributory defined benefit plan covering all the employees of the subsidiary who are 21 years of age or older and have completed one year of service. Benefits are based upon years of participation and the employee's average monthly compensation. During 2014, the Company amended the agents plan effective January 1, 2015 to cease all future benefit accruals.

  The Company also has a postretirement plan that provides certain health care and life insurance benefits to retired agents. Eligibility is determined by age at retirement and years of service. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments. During 2013, the Company amended the agents plan eliminating certain future benefits.

  The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                                           PENSION BENEFITS                       OTHER BENEFITS
                                                    --------------------------------     ---------------------------------
                                                         2014              2013               2014              2013
                                                    --------------    --------------     --------------    --------------
    Change in benefit obligation:
    Benefit obligation at beginning of year         $      66,861     $      70,909      $       5,750     $       8,099
    Service cost                                            1,665             1,990                132               181
    Interest cost                                           3,317             2,921                249               308
    Amendment                                                   -                 -                  -            (1,747)
    Actuarial loss (gain)                                  11,096            (6,337)               681              (587)
    Benefits paid                                          (3,205)           (2,622)              (413)             (504)
                                                    --------------    --------------     --------------    --------------
    Benefit obligation at end of year               $      79,734     $      66,861      $       6,399     $       5,750
                                                    ==============    ==============     ==============    ==============

                                                            PENSION BENEFITS                       OTHER BENEFITS
                                                    --------------------------------     ---------------------------------
                                                         2014              2013               2014              2013
                                                    --------------    --------------    ---------------    --------------
    Change in plan assets:
    Fair value of plan assets at beginning
       of year                                      $      63,882     $      58,985     $           -      $           -
    Actual return on plan assets                            3,581             3,973                 -                  -
    Employer contribution                                   4,553             3,546               413                504
    Benefits paid                                          (3,205)           (2,622)             (413)              (504)
                                                    --------------    --------------    ---------------    --------------
    Fair value of plan assets at end of year        $      68,811     $      63,882     $           -      $           -
                                                    ==============    ==============    ===============    ==============

    Net amount recognized:
    Funded status                                   $     (10,923)    $      (2,979)    $      (6,399)     $      (5,750)

    Amounts recognized on the consolidated
       balance sheets:
    Prepaid benefit cost                            $           -     $       1,164     $           -      $           -
    Accrued benefit cost                                  (10,923)           (4,143)           (6,399)            (5,750)
                                                    --------------    --------------    ---------------    --------------
    Net amount recognized                           $     (10,923)    $      (2,979)    $      (6,399)     $      (5,750)
                                                    ==============    ==============    ===============    ==============

    Weighted average assumptions used to
      determine benefit obligations:
    Discount rate                                           3.77%             4.64%              3.74%             4.49%
    Rate of compensation increase                           4.00%             4.50%                  -                 -

    Weighted average assumptions used to
      determine net periodic benefit costs:
    Expected long-term return on plan assets                5.12%             5.22%                  -                 -
    Discount rate                                           4.64%             3.75%              4.49%             3.53%
    Rate of compensation increase                           4.50%             4.50%                  -                 -

    Components of net periodic benefit cost:
    Service cost                                    $       1,665     $       1,990     $          132     $         181
    Interest cost                                           3,317             2,921                249               308
    Expected return on plan assets                         (3,157)           (2,913)                 -                 -
    Prior service benefit amortization                        (80)              (80)              (492)             (676)
    Recognized net actuarial loss (gain)                      526             1,241               (644)              (66)
                                                    --------------    --------------    ---------------    --------------
    Net periodic benefit cost                       $       2,271     $       3,159     $         (755)    $        (253)
                                                    ==============    ==============    ===============    ==============

    Other changes in plan assets and benefit
      obligations recognized in other
        comprehensive income (loss):
    Net gain (loss)                                 $     (10,672)    $       7,397     $         (681)    $         586
    Amortization of net loss (gain)                           526             1,241               (644)              (66)
    Amortization of prior service benefit                     (80)              (80)              (492)             (676)
    Amendment                                                   -                 -                  -             1,747
                                                    --------------    --------------    ---------------    --------------
    Total recognized in other comprehensive
        income (loss)                               $     (10,226)    $       8,558     $       (1,817)    $       1,591
                                                    ==============    ==============    ===============    ==============

                                                           PENSION BENEFITS                      OTHER BENEFITS
                                                    --------------------------------     --------------------------------
                                                         2014              2013               2014              2013
                                                    --------------    --------------     --------------    --------------
    Amounts recognized in accumulated
      other comprehensive income (loss):
    Net actuarial gain (loss)                       $     (20,751)    $     (10,605)     $       1,615     $       2,940
    Prior service benefit                                     695               775              2,550             3,042
                                                    --------------    --------------     --------------    --------------
    Accumulated other comprehensive income
      (loss) at end of year                         $     (20,056)    $      (9,830)     $       4,165     $       5,982
                                                    ==============    ==============     ==============    ==============

    Accumulated benefit obligation                  $      75,094     $      63,097      $       6,399     $       5,750

    Plans with accumulated benefit obligation
      in excess of plan assets:
    Projected benefit obligation                    $      49,067     $      43,427
    Accumulated benefit obligation                         49,067            43,427
    Fair value of plan assets                              40,847            39,285

  Prepaid benefit costs are included in other assets and accrued benefit costs are included in pension and other postretirement benefits on the consolidated balance sheets.

  The Company updated its mortality assumption as of December 31, 2014 with respect to it pension and postretirement benefit obligations as a result of a review of plan experience following the Society of Actuaries 2014 issuance of a report on mortality tables and expected future improvement in mortality rates. This assumption change is a component of the 2014 net actuarial gain
  (loss) and resulted in an increase in benefit obligations.

  The estimated prior service credit and net actuarial loss for the pension plans that will be amortized from accumulated other comprehensive income
  (loss) into net periodic benefit cost in 2015 are $80 and $1,389, respectively. The estimated prior service credit and net actuarial gain for the other postretirement benefit plan that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2015 are $951 and $97, respectively. In 2015, the Company expects to contribute any amounts necessary to meet the minimum funding requirements to its non-contributory defined benefit plans. In addition, it may contribute additional tax deductible amounts.

  Estimated future benefit payments for pension and other postretirement plans:


                          PENSION                              MEDICARE
                          BENEFITS        OTHER BENEFITS        SUBSIDY
                      ---------------    ---------------    --------------

    2015              $        3,234     $          384     $           -
    2016                       3,301                402                 -
    2017                       3,426                373                 -
    2018                       3,558                355                 -
    2019                       3,621                330                 -
    2020 - 2024               19,456              1,762                 -

  For measurement purposes, the assumed health care cost trend rates start at 7.50% in 2014 and decrease gradually to 5.0% for 2019 and remain at that level thereafter. For 2013, the assumed health care cost trend rates start at 8.0% in 2013 and decrease gradually to 5.0% for 2019 and remain at that level thereafter.

  The assumptions presented herein are based on pertinent information available to management as of December 31, 2014 and 2013. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point would increase the postretirement benefit obligation as of December 31, 2014 by $292 and the service cost and interest cost components of net periodic benefit costs for 2014 by $13. Decreasing the assumed health care cost trend rates by one percentage point would decrease the postretirement benefit obligation as of December 31, 2014 by $209 and the service cost and interest cost components of net periodic postretirement benefit costs for 2014 by $10.

  To determine the discount rate for each plan, the present value of expected future benefit payments is calculated using returns on a theoretical yield curve consisting of AA rated corporate fixed maturity securities and Treasury spot curve data. The discount rate for each plan is the single rate which results in the same present value of benefits as that obtained using the yield curve.

  Historical rates of return for individual asset classes and future estimated returns are used to develop expected rates of return. These rates of return are applied to the plan's investment policy to determine a range of expected returns. The expected long-term rate of return on plan assets is selected from this range.

  Generally, the investment objective of the non-contributory defined benefit plans is to pursue high returns but to limit the volatility of returns to levels deemed tolerable, which will mitigate (1) the liquidation of depressed assets for benefit payments, (2) the increase in contributions and pension expense due to investment losses, and (3) the decline in the funded ratios due to investment losses. This objective is achieved by strategically allocating assets among equity securities, fixed maturity securities and other investments.

  The target asset allocation as of December 31, 2014, for each of the broad investment categories, weighted for all plans combined is as follows:

    Equity securities                           14% to   26%
    Fixed maturity securities                   14% to   26%
    Insurance company general account           59% to   61%
    Other                                        0% to    2%

  The Company's non-contributory defined benefit plans weighted average asset allocations by asset category at December 31 are as follows:

                                                2014               2013
                                           ---------------    ---------------
    Equity securities                                20%                18%
    Fixed maturity securities                        20%                20%
    Insurance company general account                60%                62%

  Equity securities and fixed maturity securities, as classified in the above table, include investments in pooled separate accounts. Pooled separate accounts are under a group annuity contract with Minnesota Life Insurance Company and represent segregated funds administered by an unaffiliated asset management firm and consist principally of marketable fixed maturity and equity securities.

  The insurance company general account, as classified in the above table, represents assets held within the general account of Minnesota Life Insurance Company. The assets of the insurance company, backing the insurance company general account, principally consist of fixed maturity securities, commercial mortgage loans and equity securities.

  At times, investments may be made in nontraditional asset classes with the approval of the Company's non-contributory defined benefit plan trustees.

  The Company's investment policy includes various guidelines and procedures designed to ensure that the plans' assets can reasonably be expected to achieve the objective of the policy. The investment policy is periodically reviewed by the plans' respective trustees.

  The fair value of the Company's pension plan financial assets and financial liabilities has been determined using available market information as of December 31, 2014 and 2013. Although the Company is not aware of any factors that would significantly affect the fair value of the pension plan financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

  The Company is required to categorize its financial assets and financial liabilities recorded on the consolidated balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

     Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include cash, money-market funds and actively-traded equity securities.

     Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include certain investments in pooled separate accounts.

     Level 3 - Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the assets or liabilities. The types of assets and liabilities utilizing Level 3 valuations generally include private equity investments, certain investments in pooled separate accounts which invest in privately placed fixed maturities and investments in an insurance company general account.

  The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

  Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

  The following tables summarize the Company's pension benefit plans' financial assets measured at fair value on a recurring basis:


    DECEMBER 31, 2014                                  LEVEL 1            LEVEL 2           LEVEL 3             TOTAL
    -------------------------------------------    ---------------    --------------    ---------------    --------------
    Investments in pooled separate accounts        $           -      $      27,964     $           -      $      27,964
    Insurance company general account                          -                  -            40,847             40,847
                                                   ---------------    --------------    ---------------    --------------
         Total financial assets                    $           -      $      27,964     $      40,847      $      68,811
                                                   ===============    ==============    ===============    ==============

    DECEMBER 31, 2013                                  LEVEL 1            LEVEL 2           LEVEL 3             TOTAL
    -------------------------------------------    ---------------    --------------    ---------------    --------------
    Investments in pooled separate accounts        $           -      $      24,597     $           -      $      24,597
    Insurance company general account                          -                  -            39,285             39,285
                                                   ---------------    --------------    ---------------    --------------
         Total financial assets                    $           -      $      24,597     $      39,285      $      63,882
                                                   ===============    ==============    ===============    ==============

    INVESTMENTS IN POOLED SEPARATE ACCOUNTS

  Investments in pooled separate accounts are stated at the corresponding unit value of the pooled separate account, which represents fair value. Investments in pooled separate accounts are classified as Level 2 as the values are based upon quoted prices or reported net asset values provided by asset management firms with little readily determinable public pricing information.

    INSURANCE COMPANY GENERAL ACCOUNT

  Deposits in the insurance company general account are stated at cost plus accrued interest, which represents fair value. The assets of the insurance company, backing the insurance company general account, principally consist of fixed maturity securities, commercial mortgage loans and equity securities. The deposits in the insurance company general account are classified as Level 3.

  The following table provides a summary of changes in fair value of the Company's pension benefit plans' Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2014:

                                                                                          PURCHASES,
                                                BALANCE AT      TOTAL APPRECIATION        SALES AND        BALANCE AT
                                                BEGINNING        (DEPRECIATION) IN       SETTLEMENTS,       END OF
                                                 OF YEAR             FAIR VALUE               NET            YEAR
                                               ------------    ---------------------    --------------    -----------
    Insurance company general account          $    39,285     $             1,562      $          -      $   40,847

  The following table provides a summary of changes in fair value of the Company's pension benefit plans' Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2013:


                                                                                          PURCHASES,
                                               BALANCE AT       TOTAL APPRECIATION        SALES AND       BALANCE AT
                                                BEGINNING       (DEPRECIATION) IN        SETTLEMENTS,      END OF
                                                 OF YEAR            FAIR VALUE               NET             YEAR
                                               ------------    ---------------------    --------------    -----------
    Insurance company general account          $    37,875     $             1,410      $          -      $   39,285

  Transfers of securities among the levels occur at the beginning of the reporting period. There were no transfers between Level 1 and Level 2 for the years ending December 31, 2014 and 2013. There were no transfers in to or out of level 3 for the years ending December 31, 2014 and 2013.

  The Plans did not have any assets or liabilities reported at fair value on a nonrecurring basis.

     PROFIT SHARING PLANS

  The Company also has a profit sharing plan covering substantially all agents. The Company's contribution is made as a certain percentage based on voluntary contribution rates and applied to each eligible agent's annual contribution. The Company recognized contributions to the plan during 2014, 2013, and 2012 of $1,555, $1,392, and $1,440, respectively.

(12) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, AND CLAIM AND LOSS ADJUSTMENT EXPENSES

  Activity in the liability for unpaid accident and health claims, and claim and loss adjustment expenses is summarized as follows:

                                                                         2014                2013               2012
                                                                    ---------------     ---------------    ---------------
    Balance at January 1                                            $      566,748      $      588,067     $      582,986
          Less:  reinsurance recoverable                                   489,863             521,028            518,536
                                                                    ---------------     ---------------    ---------------
    Net balance at January 1                                                76,885              67,039             64,450
                                                                    ---------------     ---------------    ---------------
    Incurred related to:
          Current year                                                     115,886             103,670             81,582
          Prior years                                                       (2,701)                453              7,243
                                                                    ---------------     ---------------    ---------------

    Total incurred                                                         113,185             104,123             88,825
                                                                    ---------------     ---------------    ---------------
    Paid related to:
          Current year                                                      73,750              63,762             61,058
          Prior years                                                       40,447              30,515             31,884
                                                                    ---------------     ---------------    ---------------
    Total paid                                                             114,197              94,277             92,942
    Purchase of subsidiaries (1)                                                 -                   -              6,706
                                                                    ---------------     ---------------    ---------------
    Net balance at December 31                                              75,873              76,885             67,039
          Plus:  reinsurance recoverable                                   475,074             489,863            521,028
                                                                    ---------------     ---------------    ---------------
    Balance at December 31                                          $      550,947      $      566,748     $      588,067
                                                                    ===============     ===============    ===============

     (1) See note 17.

  In addition to pending policy and contract claims, this table reflects disabled life reserves that are included in future policy and contract benefits on the consolidated balance sheets.

  As a result of changes in estimates of claims incurred in prior years, the accident and health claims, and claim and loss adjustment expenses incurred increased (decreased) by $(2,701), $453, and $7,243 in 2014, 2013, and 2012,
  respectively. The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, and claim and loss adjustment expenses.

(13) REINSURANCE

  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

  Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

  The effect of reinsurance on premiums for the years ended December 31 was as follows:

                                                                         2014               2013               2012
                                                                    ---------------    ---------------    ---------------
    Direct premiums                                                 $    2,623,272     $    2,317,613     $    2,092,066
    Reinsurance assumed                                                     35,056             31,925             25,733
    Reinsurance ceded                                                    (619,019)          (557,332)          (446,495)
                                                                    ---------------    ---------------    ---------------
         Net premiums                                               $    2,039,309     $    1,792,206     $    1,671,304
                                                                    ===============    ===============    ===============

  Reinsurance recoveries on ceded reinsurance contracts included in policyholder benefits on the consolidated statements of operations and comprehensive income (loss) were $560,918, $512,532 and $402,053 during 2014, 2013, and 2012, respectively.

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS

  The Company issues certain nontraditional long-duration contracts including universal life, variable life and deferred annuities that contain either certain guarantees or sales inducements.

  The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder either (a) return of no less than total deposits made to the contract adjusted for partial withdrawals, (b) total deposits made to the contract adjusted for partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date adjusted for withdrawals following the contract anniversary, or (d) a minimum payment on a variable immediate annuity. These guarantees include benefits that are payable in the event of death, withdrawal or annuitization based upon the specific contract selected. The Company also issues universal life and variable life contracts where the Company provides to the contractholder a no-lapse guarantee.

  The assets supporting the variable portion of the traditional variable annuities, variable contracts with guarantees, universal life and variable life contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. For variable annuity contracts, amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees, changes in liabilities for minimum guarantees on deferred annuities are included in policyholder benefits, and changes in liabilities for the minimum guaranteed payments on variable immediate annuities and the minimum withdrawal benefits on variable deferrable annuities are included in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss). For universal life and variable life contracts, the amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees and changes in liabilities for guaranteed benefits are included in policyholder benefits on the consolidated statements of operations and comprehensive income (loss). For variable annuity, universal life and variable life contracts, separate account net investment income, net investment gains and losses and the related liability changes are offset within the same line item on the consolidated statements of operations and comprehensive income
  (loss). There were no investment gains or losses on transfers of assets from the general account to the separate account during 2014, 2013 or 2012.

  The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guaranteed withdrawal amounts, the net amount at risk is defined as the guaranteed minimum withdrawal benefit base in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contractholder, determined in accordance with the terms of the contract, in excess of the current account balance. For the guaranteed payout annuity floor, the net amount at risk is defined as the guaranteed benefit in excess of the current benefit payable measured as a monthly amount. For universal life and variable life contracts the net amount at risk is defined as the current death benefit in excess of the current balance, excluding reinsurance.

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

  At December 31, the Company had the following variable annuity contracts with guarantees:

                                                               2014                  2013
                                                         ------------------    ------------------
  Return of net deposits:
   In the event of death
    Account value                                        $       3,907,904     $       3,512,025
    Net amount at risk                                   $           4,632     $           4,711
    Average attained age of contractholders                           61.4                  60.7
   As withdrawals are taken
    Account value                                        $         294,706     $         269,630
    Net amount at risk                                   $             613     $             131
    Average attained age of contractholders                           68.7                  68.7

  Return of net deposits plus a minimum return:
   In the event of death
      Account value                                      $         226,257     $         201,998
    Net amount at risk                                   $          17,479     $          15,460
    Average attained age of contractholders                           67.7                  66.7
   At annuitization
      Account value                                      $         566,637     $         606,217
    Net amount at risk                                   $               -     $               -
    Weighted average period remaining until expected
      annuitization (in years)                                         4.4                   5.0
   As withdrawals are taken
    Account value                                        $       2,314,181     $       1,878,052
    Net amount at risk                                   $          26,978     $           7,995
    Average attained age of contractholders                           63.2                  62.8

  Highest specified anniversary account value:
   In the event of death
    Account value                                        $         774,010     $         769,018
    Net amount at risk                                   $           6,714     $           5,084
    Average attained age of contractholders                           62.1                  61.2

  Guaranteed payout annuity floor:
    Account value                                        $          52,994     $          52,817
    Net amount at risk                                   $               2     $               6
    Average attained age of contractholders                           73.5                  72.9

  Account value (general and separate accounts)          $       5,402,575     $       4,730,037
  Net amount at risk                                     $      49,383,440     $      47,279,305
  Average attained age of policyholders                               49.0                  49.0

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

  Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2014 were as follows:

                                    MINIMUM GUARANTEED
                                     DEATH AND INCOME      GUARANTEED PAYOUT     MINIMUM GUARANTEED     UNIVERSAL LIFE AND
                                         BENEFITS            ANNUITY FLOOR       WITHDRAWAL BENEFIT       VARIABLE LIFE
                                    -------------------    -------------------   -------------------    -------------------
    Balance at beginning of year    $           2,723      $           5,698     $          (6,551)     $          62,168
    Incurred guarantee benefits                 2,648                    158                42,658                 23,496
    Paid guaranteed benefits                     (663)                   (54)                    -                (12,130)
                                    -------------------    -------------------   -------------------    -------------------
    Balance at end of year          $           4,708      $           5,802     $          36,107      $          73,534
                                    ===================    ===================   ===================    ===================

  Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2013 were as follows:

                                     MINIMUM GUARANTEED
                                      DEATH AND INCOME      GUARANTEED PAYOUT     MINIMUM GUARANTEED    UNIVERSAL LIFE AND
                                          BENEFITS            ANNUITY FLOOR       WITHDRAWAL BENEFIT       VARIABLE LIFE
                                    -------------------    -------------------   -------------------    -------------------
    Balance at beginning of year    $           2,370      $          12,381     $          47,903      $          49,120
    Incurred guarantee benefits                   749                 (6,527)              (54,454)                24,310
    Paid guaranteed benefits                     (396)                  (156)                    -                (11,262)
                                    -------------------    -------------------   -------------------    -------------------
    Balance at end of year          $           2,723      $           5,698     $          (6,551)     $          62,168
                                    ===================    ===================   ===================    ===================

  The minimum guaranteed death benefit liability and the guaranteed minimum income liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The guaranteed payout annuity floor and minimum guaranteed withdrawal benefits are considered to be derivatives and are recognized at fair value through earnings. The universal life and variable life liabilities are determined by estimating the expected value of death benefits in excess of projected account balances and recognizing the excess ratably over the accumulation period based on total expected assessments. For variable annuity, universal life and variable life contracts with guarantees, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

  The following assumptions and methodology were used to determine the minimum guaranteed death and income benefit liability on variable annuities at December 31, 2014 and 2013 (except where noted otherwise):

    - Data was compiled from 1,000 stochastically generated investment performance scenarios. These were ranked by wealth factors and put into 100 groups of 10 sequentially. The mid-point of each group was chosen to run the projections used.
    - Mean investment performance was 5.45% and is consistent with DAC projections over a 10 year period.
    - Annualized monthly standard deviation was 17.32% and 15.28% for 2014 and 2013, respectively.
    -   Assumed mortality was 100% of the A2000 table.
    - Lapse rates varied by contract type and policy duration, ranging from 1.00% to 15.00% with an average of 8.00%.
    - Discount rates varied by contract type and policy duration and were consistent with discount rates used in DAC models.

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

  The following assumptions and methodology, which are consistent with those used for DAC models, were used to determine the universal life and variable life liability at December 31, 2014 and 2013 (except where noted otherwise):

    -   Separate account investment performance assumption was 8.00%.
    -   Assumed mortality was 100% of pricing levels.
    -   Lapse rates varied by policy duration, ranging from 2.00% to 9.00%.
    - Long-term general account discount rate grades up to 7.00% over five years.
    -   Separate account discount rate was 7.73%.


  Account balances for contracts with guarantees were invested in variable separate accounts by mutual fund grouping as follows at December 31:

                                                   VARIABLE ANNUITY CONTRACTS               VARIABLE LIFE CONTRACTS
                                               -----------------------------------    ------------------------------------
                                                     2014               2013                2014                2013
                                               ----------------   ----------------    ----------------    ----------------
  Equity                                       $     2,352,820    $     2,355,948     $     1,625,599     $     1,669,163
  Bond                                                 922,410            867,350             225,118             211,647
  Balanced                                           1,430,136          1,074,541             344,188             347,928
  Money market                                          48,836             51,619              25,966              27,093
  Mortgage                                              59,856             57,621              75,538              36,281
  Real estate                                           94,113             75,962              90,112              47,529
                                               ----------------   ----------------    ----------------    ----------------
       Total                                   $     4,908,171    $     4,483,041     $     2,386,521     $     2,339,641
                                               ================   ================    ================    ================


(15) UNREMITTED PREMIUMS AND CLAIMS PAYABLE

  The Company acts as an agent of certain insurance underwriters and has a fiduciary responsibility to remit the appropriate percentage of monies collected from each financial institution customer to the corresponding insurance underwriters. The remittance is equal to the premiums collected from the financial institution customer, less any commissions earned by the Company. The Company recognizes a liability equal to the amount of the premiums that have not yet been remitted to the insurance underwriters. At December 31, 2014 and 2013, the liability associated with unremitted premiums and claims payable was $28,805 and $21,530, respectively and is reported as part of other liabilities on the consolidated balance sheets. As described in note 2, as of December 31, 2014 and 2013, the Company had restricted the use of $28,805 and $21,530, respectively, of its cash and cash equivalents to satisfy these premium and claims remittance payables.

(16) SHORT-TERM AND LONG-TERM DEBT

  Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principle balance. Short-term debt is debt coming due in the next 12 months.

    SHORT-TERM DEBT

  The following table provides a summary of short-term debt and related collateral for that debt as of December 31:

                                                            LIABILITY                             COLLATERAL
                                               ------------------------------------   ------------------------------------
                                                      2014                2013               2014                2013
                                               ----------------    ----------------   ----------------    ----------------
   Reverse repurchase agreement                $        50,000     $        50,000    $        53,105     $        52,733


  Periodically, the Company may enter into short-term reverse repurchase agreements in order to borrow funds for short-term operating needs or facilitate trading activity. In a reverse repurchase agreement, the Company transfers specified securities to a counterparty in exchange for cash and simultaneously agrees to reacquire the same, or substantially the same, securities at a future date for an amount equal to the cash exchanged plus an interest factor. The Company maintains effective control over the securities and accounts for these agreements as collateralized borrowings. The short-term debt is collateralized by fixed maturity RMBS securities which are included in fixed maturity securities available-for-sale on the consolidated balance sheets. The difference between the proceeds and the amount at which the securities will be subsequently reacquired is recorded as a general operating expense on the consolidated statements of operations and comprehensive income
  (loss).

    LONG-TERM DEBT

  The following table provides a summary of long-term debt as of December 31:


                                                      LIABILITY
                                         ------------------------------------
                                               2014                2013
                                         ----------------    ----------------
   Surplus notes                         $       118,000     $       118,000
   Federal Home Loan Bank borrowings             275,000             200,000
                                         ----------------    ----------------
      Total long-term debt               $       393,000     $       318,000
                                         ================    ================

  In September 1995, the Company issued surplus notes with a face value of $125,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. At December 31, 2014 and 2013, the balance of the surplus notes was $118,000. During 2012, the Company repurchased $2,000 of its outstanding surplus notes. The Company paid a market premium for the repurchase and as a result recorded a $622 loss on the transaction, which is included within general operating expenses on the consolidated statements of operations and comprehensive income (loss).

  All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). As of December 31, 2014 and 2013, the accrued interest was $2,832. Interest paid on the surplus notes for the years ended December 31, 2014, 2013 and 2012 was $9,735, $9,735 and $9,782, respectively.

  The issuance costs of $1,421 are deferred and amortized over 30 years on a straight-line basis. At December 31, 2014 and 2013, accumulated amortization was $974 and $870, respectively.

  The Company has entered into a membership agreement with the Federal Home Loan Bank of Des Moines (FHLB), providing an efficient way to set up a borrowing facility with access to low cost funding. The total borrowing capacity is dependent on the amount and type of Company assets. The outstanding borrowings at December 31, 2014 have a maturity of seven years with principal due at that time. The Company pledged $550,090 of fixed maturity CMBS and RMBS securities and mortgage loans as collateral as of December 31, 2014. At that time, the Company had the capacity for either long-term or short-term borrowings of approximately $203,770 without pledging additional collateral. If the fair value of the pledged collateral falls below the required collateral for the outstanding borrowed amount, the Company is required to pledge additional collateral. The Company also currently holds FHLB common stock of $21,000, as required. The FHLB common stock is not classified as available-for-sale and is carried at cost, which approximates fair value, and is recorded in other invested assets in the consolidated balance sheets.

  At December 31, 2014, the aggregate minimum annual long-term debt maturities for the next five years and thereafter are as follows: 2015, $0; 2016, $0; 2017, $0; 2018, $0; 2019, $150,000; thereafter, $243,000.

  Total interest paid by the Company for the years ended December 31, 2014, 2013 and 2012 was $10,303, $10,115 and $9,874, respectively.

(17) BUSINESS COMBINATIONS

  On December 31, 2014, the Company acquired a controlling interest in an insurance asset manager. Also during 2014, the Company acquired the account rights of an insurance agency, a financial services system provider and a digital marketing development stage company. The acquisitions strengthen the Company's commitment in related businesses and support long-term growth strategies. The total consideration transferred and fair value of noncontrolling interests for these acquisitions was $68,716 and $31,493, respectively. Various assets and liabilities were recognized including $37,531 of finite-lived intangible assets and $63,945 of goodwill.

  During 2013, the Company acquired the account rights of certain insurance agencies. The aggregate purchase price of $10,696 was allocated to various assets and liabilities including $5,653 to finite-lived intangible assets and $4,481 to goodwill.

  During 2012, the Company acquired an insurance company. The purchase price paid in cash during 2012 was $34,444. The aggregate purchase price was allocated to assets, value of business acquired (VOBA) and liabilities. VOBA, which is included in DAC on the consolidated balance sheets, of $7,675, at acquisition, represents the underlying insurance contracts acquired and will be amortized based on the expected in force premium runoff of the underlying contracts, which is expected to be approximately five years. Amortization expense of VOBA on the consolidated statements of operations and comprehensive income (loss) was $1,090 and $2,157 for the years ended December 31, 2014 and 2013, respectively. No goodwill was recorded as part of the allocation of purchase price.

  The amount of acquisition-related additional cash consideration the Company may have to pay in 2015 and future years if certain thresholds are attained is $8,850 of which $6,776 was accrued at December 31, 2014.

(18) GOODWILL AND INTANGIBLE ASSETS

  The amount of goodwill included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

                                              2014                2013
                                        ----------------    ----------------
    Balance at beginning of year        $        45,156     $        40,675
    Additions                                    63,946               4,481
                                        ----------------    ----------------
    Balance at end of year              $       109,102     $        45,156
                                        ================    ================

  Goodwill is not amortized but instead is subject to impairment tests. There were no impairments for the years ended December 31, 2014, 2013, and 2012.

  The amount of finite-lived intangible assets, excluding the VOBA, included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:


                                                   DECEMBER 31, 2014                          DECEMBER 31, 2013
                                        ----------------------------------------    ---------------------------------------
                                          GROSS                          NET           GROSS                        NET
                                         CARRYING      ACCUMULATED     CARRYING      CARRYING     ACCUMULATED     CARRYING
                                          AMOUNT       AMORTIZATION     AMOUNT        AMOUNT     AMORTIZATION      AMOUNT
                                        ----------    -------------   ----------    ---------    -------------    ---------
   Customer relationships               $  60,269     $   (21,974)    $ 38,295      $ 26,838     $   (19,266)     $  7,572
   Other                                    9,226          (4,790)       4,436         5,126          (4,082)        1,044
                                        ----------    -------------   ----------    ---------    -------------    ---------
      Total finite-lived intangible
       assets                           $  69,495     $   (26,764)    $ 42,731      $ 31,964     $   (23,348)     $  8,616
                                        ==========    =============   ==========    =========    =============    =========

  Finite-lived intangible assets acquired during the years ended December 31, 2014 and 2013 were $37,531 and $5,653 with a weighted average amortization period of 10 years and 6 years, respectively.

  The appropriate estimated useful life for each intangible asset class is reviewed annually. A change in expected useful life could potentially indicate impairment of these assets. The Company completes annual impairment testing of all intangible assets. The annual review did not result in any changes to the expected useful lives and no intangible impairments were recorded in 2014, 2013, or 2012.

  Intangible asset amortization expense for 2014, 2013, and 2012 in the amount of $3,416, $2,187, and $1,941, respectively, is included in general operating expenses on the consolidated statements of operations and comprehensive income
  (loss). Projected amortization expense for the next five years is as follows:
  2015, $7,030; 2016, $6,071; 2017, $4,438; 2018, $4,022; 2019, $3,786.

(19) RELATED PARTY TRANSACTIONS

  The Company has investment advisory agreements with an affiliate, Advantus. Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $21,013, $19,590 and $18,157 during 2014, 2013 and 2012, respectively. As of December 31, 2014 and 2013, the amount due to Advantus under these agreements was $8,217 and $7,708, respectively.

  The Company also has an agreement with an affiliate, Securian Financial Services, Inc. (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity and variable life products. Fees paid by the Company for the performance of compliance functions for these variable products totaled $998, $1,046 and $975 for the years ended December 31, 2014, 2013 and 2012, respectively.

  Under an assignment agreement with SFS, 12(b)-1 fees from the Advantus Series Fund Portfolios and the Waddell & Reed Target Portfolios are transferred to the Company. For the years ended December 31, 2014, 2013 and 2012, the amounts transferred were $13,929, $11,556, and $10,272, respectively.

  The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, which the Company incurs on behalf of its affiliates and is reimbursed. At December 31, 2014 and 2013, the amount payable to the Company was $16,583 and $18,624, respectively. The amount of expenses incurred by and reimbursed to the Company for the years ended December 31, 2014, 2013, and 2012 were $68,244, $65,332 and $63,186, respectively. The Company also has an agreement with SFG for employee compensation related expenses which SFG incurs on behalf of the Company. The amount of expenses incurred by and reimbursed to SFG by the Company for the years ended December 31, 2014, 2013 and 2012 was $25,091, $24,264 and $28,229,
  respectively. The amount payable to SFG at December 31, 2014 and 2013 was $536 and $2,908, respectively. As of December 31, 2014 and 2013, the Company also had a receivable from SFG, in the amount of $27,978 and $1,262, respectively, related to the advance of future years' defined benefit plan expenses.

  In 2002, the Company sold a group variable universal life policy to SFG. The Company received premiums of $2,000, $2,000 and $2,000 in 2014, 2013 and 2012, respectively, for this policy. No claims were paid during 2014, 2013 and 2012. As of December 31, 2014 and 2013, reserves held under this policy were $36,313 and $31,885, respectively.

  The Company is a distributor of its affiliates' insurance and other products. Product offerings include credit life and disability, accidental death, collateral protection insurance, guarantee auto protection and debt cancellation. The Company earned $38,231, $29,958 and $23,523 in commission revenues related to the sales and servicing of these products for the years ended December 31, 2014, 2013 and 2012, respectively. As of December 31, 2014 and 2013, commission revenue due to the Company from its affiliates was $3,741 and $2,263, respectively.

  Certain of the Company's affiliates distribute its insurance products. Product offerings include individual life and annuity and group life insurance. The Company paid $8,756, $9,816 and $7,623 in commission expenses related to the sales of these products for the years ended December 31, 2014, 2013 and 2012, respectively.

(20) OTHER COMPREHENSIVE INCOME (LOSS)

  Comprehensive income (loss) is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income, adjustments to pension and other postretirement plans, unrealized gains (losses) on securities and related adjustments.

  The components of other comprehensive income (loss) and related tax effects, other than net income are illustrated below:

                                                                                      DECEMBER 31, 2014
                                                                      ---------------------------------------------------
                                                                          BEFORE           TAX BENEFIT         NET OF
                                                                            TAX             (EXPENSE)            TAX
                                                                      --------------     --------------    --------------
    Other comprehensive income (loss):
       Unrealized holding gains (losses) on securities arising
        during the period                                             $     369,382      $    (129,286)    $     240,096
       Less: Reclassification adjustment for gains (losses)
          included in net income                                            (61,090)            21,381           (39,709)
       Unrealized gains (losses) on securities - OTTI                        (2,955)             1,034            (1,921)
       Adjustment to deferred policy acquisition costs                     (198,649)            69,527          (129,122)
       Adjustment to reserves                                               (19,585)             6,854           (12,731)
       Adjustment to unearned policy and contract fees                      114,854            (40,199)           74,655
       Adjustment to pension and other postretirement plans                 (11,353)             3,974            (7,379)
       Less: Reclassification adjustment for expenses
          included in net income                                               (690)               243              (447)
                                                                      --------------     --------------    --------------
            Other comprehensive income (loss)                         $     189,914      $     (66,472)    $     123,442
                                                                      ==============     ==============    ==============


                                                                                      DECEMBER 31, 2013
                                                                      ---------------------------------------------------
                                                                         BEFORE           TAX BENEFIT         NET OF
                                                                           TAX             (EXPENSE)            TAX
                                                                      --------------     --------------    --------------
    Other comprehensive income (loss):
       Unrealized holding gains (losses) on securities arising
        during the period                                             $    (572,782)     $     202,680     $    (370,102)
       Less: Reclassification adjustment for gains (losses)
          included in net income                                            (33,801)            11,831           (21,970)
       Unrealized gains (losses) on securities - OTTI                        (8,352)             2,923            (5,429)
       Adjustment to deferred policy acquisition costs                      246,061            (86,122)          159,939
       Adjustment to reserves                                               110,274            (38,596)           71,678
       Adjustment to unearned policy and contract fees                      (99,756)            34,915           (64,841)
       Adjustment to pension and other postretirement plans                   9,730             (3,406)            6,324
       Less: Reclassification adjustment for expenses
          included in net income                                                419               (147)              272
                                                                      --------------     --------------    --------------
            Other comprehensive income (loss)                         $    (348,207)     $     124,078     $    (224,129)
                                                                      ==============     ==============    ==============

  The components of other comprehensive income (loss) and related tax effects, other than net income are illustrated below (Continued):

                                                                                      DECEMBER 31, 2012
                                                                      ---------------------------------------------------
                                                                         BEFORE           TAX BENEFIT         NET OF
                                                                           TAX             (EXPENSE)            TAX
                                                                      --------------     --------------    --------------
    Other comprehensive income (loss):
       Unrealized holding gains (losses) on securities arising
        during the period                                             $     351,968      $    (124,341)    $     227,627
       Less: Reclassification adjustment for gains (losses)
          included in net income                                            (72,038)            25,213           (46,825)
       Unrealized gains (losses) on securities - OTTI                        17,222             (6,028)           11,194
       Adjustment to deferred policy acquisition costs                      (89,533)            31,337           (58,196)
       Adjustment to reserves                                               (44,051)            15,418           (28,633)
       Adjustment to unearned policy and contract fees                        9,761             (3,416)            6,345
       Adjustment to pension and other postretirement plans                  (1,438)               504              (934)
                                                                      --------------     --------------    --------------
            Other comprehensive income (loss)                         $     171,891      $     (61,313)    $     110,578
                                                                      ==============     ==============    ==============


  Information regarding amounts reclassified out of each component of accumulated other comprehensive income (loss) and related tax effects at December 31, 2014 were as follows:

                                                                      AMOUNT
                                                                   RECLASSIFIED
                                                                       FROM
                                                                    ACCUMULATED
                                                                       OTHER               CONSOLIDATED STATEMENT OF
                                                                   COMPREHENSIVE      OPERATIONS AND COMPREHENSIVE INCOME
                                                                   INCOME (LOSS)                (LOSS) LOCATION
                                                                  ----------------    ------------------------------------
    Net unrealized investment gains (losses):
       Unrealized gains (losses)                                  $        63,949     Other net realized investment gains
       Unrealized OTTI losses - OTTI on fixed maturity
        securities                                                         (2,852)    OTTI on fixed maturity securities
       Unrealized OTTI losses - OTTI on other securities                       (7)    Other net realized investment gains
                                                                  ----------------
        Unrealized investment gains (losses), before
         income tax                                                        61,090
       Deferred income tax benefit (expense)                              (21,381)
                                                                  ----------------
          Unrealized investment gains (losses), net of
           income tax                                             $        39,709
                                                                  ================

    Pension and other postretirement plans (1):
       Amortization of prior service benefit                      $          (572)    General operating expenses
       Amortization of net actuarial losses                                  (118)    General operating expenses
                                                                  ----------------
        Amortization of pension and other postretirement plan
         items, before income tax                                            (690)
       Deferred income tax benefit (expense)                                  243
                                                                  ----------------
          Amortization of pension and other postretirement
           plan items, net of income tax                          $          (447)
                                                                  ================

   (1) These accumulated other comprehensive income (loss) items are included in the computation of net periodic benefit costs. See Note 11 for further details.

  Information regarding amounts reclassified out of each component of accumulated other comprehensive income (loss) and related tax effects at December 31, 2013 were as follows:

                                                                      AMOUNT
                                                                   RECLASSIFIED
                                                                       FROM
                                                                    ACCUMULATED
                                                                       OTHER               CONSOLIDATED STATEMENT OF
                                                                   COMPREHENSIVE      OPERATIONS AND COMPREHENSIVE INCOME
                                                                   INCOME (LOSS)                (LOSS) LOCATION
                                                                  ----------------    ------------------------------------
    Net unrealized investment gains (losses):
      Unrealized gains (losses)                                   $        41,953     Other net realized investment gains
      Unrealized OTTI losses - OTTI on fixed maturity
       securities                                                            (495)    OTTI on fixed maturity securities
      Unrealized OTTI losses - OTTI on other securities                    (7,657)    Other net realized investment gains
                                                                  ----------------
       Unrealized investment gains (losses), before
        income tax                                                         33,801
      Deferred income tax benefit (expense)                               (11,831)
                                                                  ----------------
         Unrealized investment gains (losses), net of
          income tax                                              $        21,970
                                                                  ================

    Pension and other postretirement plans (1):
      Amortization of prior service benefit                       $           756     General operating expenses
      Amortization of net actuarial losses                                 (1,175)    General operating expenses
                                                                  ----------------
       Amortization of pension and other postretirement plan
        items, before income tax                                             (419)
      Deferred income tax benefit (expense)                                   147
                                                                  ----------------
         Amortization of pension and other postretirement
          plan items, net of income tax                           $          (272)
                                                                  ================

   (1) These accumulated other comprehensive income (loss) items are included in the computation of net periodic benefit costs. See Note 11 for further details.

  The components of accumulated other comprehensive income (loss) and related tax effects at December 31 were as follows:

                                                                     2014              2013
                                                                ---------------    --------------
    Gross unrealized gains                                      $     799,275      $     736,213
    Gross unrealized losses                                           (39,997)          (197,671)
    Gross unrealized losses - OTTI                                      7,035              9,990
    Adjustment to deferred policy acquisition costs                  (249,802)           (51,153)
    Adjustment to reserves                                           (100,290)           (80,705)
    Adjustment to unearned policy and contract fees                   107,806             (7,048)
    Adjustment to pension and other postretirement plans              (15,891)            (3,848)
                                                                ---------------    --------------
                                                                      508,136            405,778
    Deferred federal income tax expenses                             (172,326)          (136,262)
                                                                ---------------    --------------
          Net accumulated other comprehensive income (loss)     $     335,810      $     269,516
                                                                ===============    ==============

(21) STOCK DIVIDENDS AND CAPITAL CONTRIBUTIONS

  The Company declared and paid a cash dividend to SFG in the amount of $7,700 during the year ended December 31, 2014. During the years ended December 31, 2013 and 2012 there were no dividends declared or paid to SFG.

  Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2014 statutory results, the maximum amount available for the payment of dividends during 2015 by Minnesota Life Insurance Company without prior regulatory approval is $260,042.

  For the years ended December 31, 2014, 2013 and 2012 there were no capital contributions from SFG to the Company.

(22) COMMITMENTS AND CONTINGENCIES

  The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on consolidated operations or the financial position of the Company.

  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies (reinsurers). To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

  The Company holds TBA securities with extended forward contract dates which represent a future commitment. As of December 31, 2014 and 2013, these securities were reported at fair value of $29,115 and $28,703, respectively.

  The Company has long-term commitments to fund alternative investments and real estate investments totaling $296,274 as of December 31, 2014. The Company estimates that $119,000 of these commitments will be invested in 2015, with the remaining $177,274 invested over the next four years.

  As of December 31, 2014, the Company had committed to originate mortgage loans totaling $174,990 but had not completed the originations.

  As of December 31, 2014, the Company had committed to purchase corporate fixed maturity securities totaling $3,000 but had not completed the purchase transactions.

  The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows: 2015, $11,267; 2016, $11,267; 2017, $11,267; 2018, $11,267; 2019, $11,267. The
  Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2015, $679; 2016, $491; 2017, $359; 2018,
  $331; 2019, $325. Lease expense, net of sub-lease income, for the years ended December 31, 2014, 2013 and 2012 was $8,755, $8,672, and $8,731, respectively.
  The Company has lease agreements with unaffiliated companies. Income from the building leases was $149, $149 and $169 for the years ended December 31, 2014, 2013 and 2012, respectively and is reported in net investment income on the statements of operations and comprehensive income (loss). Commitments to the Company from these agreements are as follows: 2015, $121; 2016, $118; 2017, $98; 2018, $0; 2019, $0. The Company also has long-term lease agreements with unaffiliated companies for office facilities and equipment. Minimum gross rental commitments under these leases are as follows: 2015, $4,294; 2016, $4,155; 2017, $3,288; 2018, $1,609; 2019, $1,158.

  At December 31, 2014, the Company had guaranteed the payment of $45,900 of policyholder dividends and discretionary amounts payable in 2015. The Company has pledged fixed maturity securities, valued at $56,514 to secure this guarantee. Pursuant to the Escrow Trust Account Agreement dated December 13, 1991 between Minnesota Life Insurance Company and Wells Fargo Bank, N.A., the Company pays irrevocable dividends to certain policyholders of the Company. Policyholders may choose the form in which the irrevocable dividend is applied, which include the cash payment of the dividend to the policyholder, using the dividend to purchase additional coverage or to increase the cash value of the policy. The policyholders covered by the Escrow Trust Account Agreement primarily includes owners of certain individual life insurance policies issued by the Company, but does not include all of the dividend-paying insurance policies issued by the Company.

  The Company has a 100% coinsurance agreement for its individual disability line within its Corporate business unit. Under the terms of this agreement, assets supporting the reserves transferred to the reinsurer are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. At December 31, 2014 and 2013, the assets held in trust were $569,688 and $561,177, respectively. These assets are not reflected on the accompanying consolidated balance sheets.

  Occasionally, the Company will occasionally enter into loan guarantees for general agents. Management does not consider an accrual necessary relating to these guarantees.

  In connection with the dissolution of MIMLIC Life Insurance Company, the Company has agreed to guarantee all obligations and liabilities of MIMLIC Life Insurance Company that arise in the normal course of business. Management does not consider an accrual necessary relating to this guarantee.

  In connection with the sale of a subsidiary company in 1997, the Company has guaranteed the adequacy of claim reserves transferred under the agreement for a period of 10 years subsequent to the date of transfer. To the extent that these reserves were over or under provided for, an exchange of the difference is required by the agreement. In 2008, the Company amended the agreement to extend the reserve guarantee by an additional 10 years to December 31, 2017, at which point a settlement payment/receipt will be determined. The Company expects the settlement of this agreement to be immaterial to its consolidated financial position.

  The Company has minimum compensation agreements with certain sales and employee groups, the terms of which expire at various times through 2016. Such agreements, which have been revised from time to time, provide for minimum compensation for these groups. The aggregate future minimum commitment under these agreements at December 31, 2014 and 2013 was approximately $3,393 and $4,735, respectively.

  The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2014 and 2013, this liability was $1,595 and $1,580, respectively. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $2,906 and $2,864 as of December 31, 2014 and 2013, respectively. These assets are being amortized over a five-year period.

(23) STATUTORY ACCOUNTING PRACTICES

  The Company's insurance operations, domiciled in various states, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the regulatory authority of the state of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company's insurance operations have no material statutory accounting practices that differ from those of the state of domicile or the NAIC accounting practices. See note 21 for discussion of statutory dividend limitations.

  The Company and its insurance company subsidiary are required to meet certain minimum risk-based capital (RBC) requirements, which are imposed by the respective state of domicile. The formulas within the RBC calculation were developed by the NAIC. The RBC requirements were designed to monitor capital adequacy and to raise the level of protection for policyholders. Companies that have an RBC ratio below certain trigger points are required to take specified corrective action. The Company and its insurance company subsidiaries exceeded the minimum RBC requirements for the years ended December 31, 2014, 2013 and 2012.

  The Company's insurance operations are required to file financial statements with state and foreign regulatory authorities. The accounting principles used to prepare these statutory financial statements follow prescribed and permitted accounting principles, which differ from GAAP. On a statutory accounting basis, the Company's insurance operations reported net income of $212,936, $123,126 and $137,877 in 2014, 2013 and 2012, respectively.
  Statutory surplus of these operations was $2,600,420 and $2,329,680 as of December 31, 2014 and 2013, respectively.

(24) SUBSEQUENT EVENTS

  The Company evaluated subsequent events through March 3, 2015, the date these financial statements were issued. There were no material subsequent events that required recognition or further disclosure in the Company's financial statements.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                               DECEMBER 31, 2014
                                 (IN THOUSANDS)

                                                                                                              AS SHOWN
                                                                                                               ON THE
                                                                                                            CONSOLIDATED
TYPE OF INVESTMENT                                                  COST (2)               VALUE           BALANCE SHEET (1)
                                                               ------------------   ------------------    ------------------
Fixed maturity securities
     U.S. government                                            $        205,029     $        230,252      $        230,252
     Agencies not backed by the full faith and
       credit of the U.S. government                                     526,255              548,638               548,638
     Foreign governments                                                  33,795               38,966                38,966
     Public utilities                                                    748,267              821,854               821,854
     Asset-backed securities                                             360,701              382,084               382,084
     Mortgage-backed securities                                        3,264,950            3,446,361             3,446,361
     All other corporate fixed maturity securities                     6,100,881            6,458,497             6,458,497
                                                               ------------------   ------------------    ------------------
        Total fixed maturity securities                               11,239,878           11,926,652            11,926,652
                                                               ------------------   ------------------    ------------------

Equity securities:
     Common stocks:
        Public utilities                                                  29,330               30,438                30,438
        Banks, trusts and insurance companies                            160,464              192,453               192,453
        Industrial, miscellaneous and all other                          121,888              159,126               159,126
     Nonredeemable preferred stocks                                       53,093               52,935                52,935
                                                               ------------------   ------------------    ------------------
        Total equity securities                                          364,775              434,952               434,952
                                                               ------------------   ------------------    ------------------

Mortgage loans on real estate                                          1,935,983               xxxxxx             1,935,983
Real estate                                                                1,828               xxxxxx                 1,828
Policy loans                                                             380,603               xxxxxx               380,603
Other investments                                                        339,353               xxxxxx               339,353
Alternative investments                                                  536,921               xxxxxx               536,921
Derivative investments                                                   258,001               xxxxxx               258,001
Fixed maturity securities on loan                                         45,445               xxxxxx                45,054
Equity securities on loan                                                  2,190               xxxxxx                 2,575
                                                               ------------------                         ------------------
        Total                                                          3,500,324               xxxxxx             3,500,318
                                                               ------------------                         ------------------

Total investments                                               $     15,104,977               xxxxxx      $     15,861,922
                                                               ==================                         ==================

(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.
(2) Original cost reduced by impairment write-downs for equity securities and original cost reduced by repayments and impairment write-downs and adjusted for amortization of premiums and accrual of discounts for fixed maturity securities and other investments.

See accompanying independent auditor's report.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
                                 (IN THOUSANDS)


                                                     AS OF DECEMBER 31,
                            -----------------------------------------------------------------------
                               DEFERRED         FUTURE POLICY                        OTHER POLICY
                                POLICY            BENEFITS,                           CLAIMS AND
                              ACQUISITION       LOSSES, CLAIMS       UNEARNED          BENEFITS
                                 COSTS          AND SETTLEMENT     PREMIUMS (2)        PAYABLE
         SEGMENT                                 EXPENSES (1)
--------------------------  ----------------   -----------------  ---------------   ---------------
2014:
   Life insurance            $      736,625     $     6,200,251    $     199,143     $     470,683
   Accident and
      health insurance               15,208             635,083           51,460            59,802
   Annuity                          188,257           4,998,479               26               155
                            ----------------   -----------------  ---------------   ---------------
                             $      940,090     $    11,833,813    $     250,629     $     530,640
                            ================   =================  ===============   ===============

2013:
   Life insurance            $      828,316     $     5,389,801    $     280,456     $     410,636
   Accident and
      health insurance               16,781             660,307           43,608            55,146
   Annuity                          195,581           5,175,368               33               106
                            ----------------   -----------------  ---------------   ---------------
                             $    1,040,678     $    11,225,476    $     324,097     $     465,888
                            ================   =================  ===============   ===============

2012:
   Life insurance            $      536,606     $     4,575,182    $     172,069     $     373,466
   Accident and
      health insurance               19,126             701,781           42,963            49,354
   Annuity                          132,608           5,430,037               50               129
                            ----------------   -----------------  ---------------   ---------------
                             $      688,340     $    10,707,000    $     215,082     $     422,949
                            ================   =================  ===============   ===============


                                                             FOR THE YEARS ENDED DECEMBER 31,
                          -----------------------------------------------------------------------------------------------------
                                                                BENEFITS,       AMORTIZATION
                                                  NET         CLAIMS, LOSSES    OF DEFERRED          OTHER
                               PREMIUM        INVESTMENT      AND SETTLEMENT       POLICY          OPERATING         PREMIUMS
                             REVENUE (3)        INCOME         EXPENSES (5)     ACQUISITION        EXPENSES        WRITTEN (4)
         SEGMENT                                                                   COSTS
------------------------  --------------- ----------------  ---------------  ---------------  ----------------  ---------------
2014:
   Life insurance          $   2,112,889   $      425,261    $   1,915,329    $     146,242    $      753,805
   Accident and
      health insurance           327,307            9,284          112,251           10,414           181,813
   Annuity                       251,892          229,754          254,727           60,097           182,419
                          --------------- ----------------  ---------------  ---------------  ----------------  ---------------
                           $   2,692,088   $      664,299    $   2,282,307    $     216,753    $    1,118,037    $           -
                          =============== ================  ===============  ===============  ================  ===============

2013:
   Life insurance          $   1,946,559   $      385,487    $   1,785,065    $     145,658    $      680,955
   Accident and
      health insurance           256,918            9,513           95,533           10,324           137,410
   Annuity                       192,109          244,833          238,852           31,852           178,682
                          --------------- ----------------  ---------------  ---------------  ----------------  ---------------
                           $   2,395,586   $      639,833    $   2,119,450    $     187,834    $      997,047    $           -
                          =============== ================  ===============  ===============  ================  ===============

2012:
   Life insurance          $   1,842,337   $      364,491    $   1,651,792    $     140,816    $      625,277
   Accident and
      health insurance           217,725           10,273           87,652           11,102           120,410
   Annuity                       165,249          255,524          251,870           31,190           152,461
                          --------------- ----------------  ---------------  ---------------  ----------------  ---------------
                           $   2,225,311   $      630,288    $   1,991,314    $     183,108    $      898,148    $           -
                          =============== ================  ===============  ===============  ================  ===============

   (1)  Includes policy and contract account balances
   (2)  Includes unearned policy and contract fees
   (3)  Includes policy and contract fees
   (4)  Applies only to property and liability insurance
   (5) Includes interest credited to policies and contracts and policyholder dividends


See accompanying independent auditor's report.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           SCHEDULE IV - REINSURANCE
                  YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012
                                 (IN THOUSANDS)

                                                                                                                      PERCENTAGE
                                                                   CEDED TO        ASSUMED FROM                       OF AMOUNT
                                                 GROSS              OTHER             OTHER              NET           ASSUMED
                                                 AMOUNT           COMPANIES         COMPANIES           AMOUNT          TO NET
                                           ------------------- ----------------- ----------------- ----------------- --------------
2014:   Life insurance in force             $   1,073,096,250   $   326,467,564   $       823,627   $   747,452,313           0.1%
                                           =================== ================= ================= =================
        Premiums:
             Life insurance                 $       2,155,932   $       538,929   $        31,905   $     1,648,908           1.9%
             Accident and health insurance            404,247            80,090             3,151           327,308           1.0%
             Annuity                                   63,093                 -                 -            63,093           0.0%
                                           ------------------- ----------------- ----------------- -----------------
                  Total premiums            $       2,623,272   $       619,019   $        35,056   $     2,039,309           1.7%
                                           =================== ================= ================= =================

2013:   Life insurance in force             $     971,213,330   $   279,648,064   $       758,016   $   692,323,282           0.1%
                                           =================== ================= ================= =================
        Premiums:
             Life insurance                 $       1,954,717   $       482,492   $        28,737   $     1,500,962           1.9%
             Accident and health insurance            328,571            74,840             3,188           256,919           1.2%
             Annuity                                   34,325                 -                 -            34,325           0.0%
                                           ------------------- ----------------- ----------------- -----------------
                  Total premiums            $       2,317,613   $       557,332   $        31,925   $     1,792,206           1.8%
                                           =================== ================= ================= =================

2012:   Life insurance in force             $     852,121,680   $   223,204,714   $       870,715   $   629,787,681           0.1%
                                           =================== ================= ================= =================
        Premiums:
             Life insurance                 $       1,746,021   $       347,852   $        22,871   $     1,421,040           1.6%
             Accident and health insurance            313,506            98,643             2,862           217,725           1.3%
             Annuity                                   32,539                 -                 -            32,539           0.0%
                                           ------------------- ----------------- ----------------- -----------------
                  Total premiums            $       2,092,066   $       446,495   $        25,733   $     1,671,304           1.5%
                                           =================== ================= ================= =================



See accompanying independent auditor's report.